                                                         Pursuant to rule 497(c)
                                                      Registration No. 002-92665

                                    [Graphic]



Excelsior Money Market Funds

Prospectus

July 29, 2003

Excelsior Funds, Inc.
Excelsior Tax-Exempt Funds, Inc.

Money Fund
Government Money Fund
Treasury Money Fund
Tax-Exempt Money Fund
New York Tax-Exempt Money Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company, N.A.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] Excelsior Fund

Table Of Contents

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Money, Government Money and Treasury Money Funds of Excelsior Funds, Inc. and the Tax-Exempt Money and New York Tax-Exempt Money Funds of Excelsior Tax-Exempt Funds, Inc. (each, a Fund) that you should know before investing. The Money Fund and Government Money Fund offer two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are offered in separate prospectuses. Institutional Shares of the Government Money Fund are not currently offered. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                      Page
     Money Fund................................................          4
     Government Money Fund.....................................          6
     Treasury Money Fund.......................................          8
     Tax-Exempt Money Fund.....................................         10
     New York Tax-Exempt Money Fund............................         12
     More Information About Risk...............................         14
     More Information About Fund Investments...................         14
     Investment Adviser........................................         14
     Purchasing, Selling and Exchanging Fund Shares............         15
     Dividends and Distributions...............................         18
     Taxes.....................................................         18
     Financial Highlights......................................         20
     How to Obtain More Information About Excelsior Funds, Inc. Back Cover

--------------------------------------------------------------------------------

Introduction--Risk/Return Information Common to All Funds
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The Funds try to maintain a constant price per share of $1.00, but there is no guarantee that a Fund will achieve this goal.

                                                                      [Graphic]


Money Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income consistent with preserving capital and maintaining liquidity

  Investment Focus Money market instruments

  Share Price Volatility Very low

  Principal Investment Strategy Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value per share

  Investor Profile Conservative investors seeking current income from their investment through a diversified portfolio of money market securities


Investment Objective
The Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Investment Strategy of the Money Fund
The Money Fund invests substantially all of its assets in high quality U.S. dollar-denominated money market instruments, such as bank certificates of deposit, bankers' acceptances, commercial paper, corporate debt, mortgage-backed securities, obligations issued or guaranteed by the U.S. government, and its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser") assess current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments as to maturities, issuers and providers of credit support.

Principal Risks of Investing in the Money Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changing interest rates.

--------------------------------------------------------------------------------

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

                                    [CHART]


1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.83%  3.91%  5.60%  5.02%  5.21%  5.16%  4.87%  6.08%  3.74%  1.38%
                           Best Quarter Worst Quarter
                              1.55%         0.31%
                            (9/30/00)    (12/31/02)

The Fund's performance for the six month period ending June 30, 2003 was 0.44%.

This table shows the average annual total returns of the Fund's shares for the periods ended December 31, 2002.

                     1 Year 5 Years 10 Years
--------------------------------------------
Money Fund (Shares)   1.38%   4.24%   4.37%

Call 1-800-446-1012 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                          0.25%
Other Expenses                           0.42%
-----------------------------------------------
Total Annual Fund Operating Expenses     0.67%
  Fee Waivers and Expense              (0.17)%*
    Reimbursements
-----------------------------------------------
  Net Annual Fund Operating Expenses     0.50%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.41% These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $51    $197    $356     $818

                                                                      [Graphic]


Government Money Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income consistent with preserving capital and maintaining liquidity

  Investment Focus Money market instruments issued or guaranteed by the U.S. government, its agencies and instrumentalities

  Share Price Volatility Very low

  Principal Investment Strategy Investing in a portfolio of high quality short-term debt securities issued by the U.S. government, its agencies and instrumentalities designed to allow the Fund to maintain a stable net asset value per share

  Investor Profile Conservative investors seeking current income from their investment through a diversified portfolio of money market securities

Investment Objective
The Government Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Investment Strategy of the Government Money Fund
The Government Money Fund invests substantially all of its assets in high quality U.S. dollar-denominated money market instruments, including mortgage-backed securities, issued or guaranteed by the U.S. government, its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments among securities with various maturities.

Principal Risks of Investing in the Government Money Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changing interest rates.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]


1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.77%  3.83%  5.54%  4.98%  5.15%  5.09%  4.86%  6.07%  3.60%  1.29%
                           Best Quarter Worst Quarter
                              1.54%         0.28%
                            (9/30/00)    (12/31/02)

The Fund's performance for the six month period ending June 30, 2003 was 0.41%.

This table shows the average annual total returns of the Fund's shares for the periods ended December 31, 2002.

                                            1 Year 5 Years 10 Years
             ------------------------------------------------------
             Government Money Fund (Shares) 1.29%   4.17%   4.31%

Call 1-800-446-1012 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                      0.25%
Other Expenses                       0.23%
-------------------------------------------
Total Annual Fund Operating Expenses 0.48%*
-------------------------------------------

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.40%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $49    $154    $269     $604

                                                                      [Graphic]



Treasury Money Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income consistent with preserving capital and maintaining liquidity

  Investment Focus U.S. Treasury securities

  Share Price Volatility Very low

  Principal Investment Strategy Investing in a portfolio of short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value per share

  Investor Profile Conservative investors seeking current income from their investment that is generally exempt from state and local taxes through a diversified portfolio of U.S. Treasury securities

Investment Objective
The Treasury Money Fund seeks current income with liquidity and stability of principal.

Investment Strategy of the Treasury Money Fund
The Treasury Money Fund invests substantially all of its assets in U.S. Treasury obligations. The Fund also may invest, to a lesser extent, in high quality obligations issued or guaranteed by U.S. government agencies and instrumentalities. Generally, interest payments on obligations held by the Fund will be exempt from state and local taxes. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments among securities with various maturities.

Principal Risks of Investing in the Treasury Money Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.

Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]


1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.61%  3.61%  5.27%  4.81%  4.89%  4.82%  4.45%  5.57%  3.39%  1.22%

                           Best Quarter Worst Quarter
                              1.46%         0.27%
                            (12/31/00)   (12/31/02)

The Fund's performance for the six month period ending June 30, 2003 was 0.35%.

This table shows the Fund's average annual total returns for the periods ended December 31, 2002.

                    1 Year 5 Years 10 Years
-------------------------------------------
Treasury Money Fund 1.22%   3.88%    4.06%


Call 1-800-446-1012 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                        0.30%
Other Expenses                         0.23%
-----------------------------------------------
Total Annual Fund Operating Expenses   0.53%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.55%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.45%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $54    $170    $296     $665

                                                                      [Graphic]



Tax-Exempt Money Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income exempt from federal taxes consistent with preserving capital

  Investment Focus Municipal money market instruments

  Share Price Volatility Very low

  Principal Investment Strategy Investing in a portfolio of high quality short-term debt securities which pay interest exempt from federal taxes designed to allow the Fund to maintain a stable net asset value per share

  Investor Profile Conservative taxable investors in higher tax brackets seeking current income exempt from federal income taxes through a diversified portfolio of securities

Investment Objective
The Tax-Exempt Money Fund seeks a moderate level of current interest income exempt from federal income taxes consistent with stability of principal.

Investment Strategy of the Tax-Exempt Money Fund
Under normal circumstances, the Tax-Exempt Money Fund invests at least 80% of its net assets in high quality money market instruments issued by state and local governments and agencies, and other U.S. territories and possessions, that pay interest exempt from federal taxes ("municipal money market instruments"). Banks and other creditworthy entities may provide letters of credit and other credit enhancements as to municipal money market instruments. Such institutions may also provide liquidity facilities that shorten the effective maturity of some of the Fund's holdings. The Fund ordinarily will not invest in obligations that pay interest treated as a preference item for purposes of the alternative minimum tax. The Fund invests only in instruments with remaining maturities of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and an extensive credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes in interest rates and selects securities that it believes offer the most attractive risk/return trade off.

Principal Risks of Investing in the Tax-Exempt Money Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]


1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
1.98%  2.46%  3.53%  3.11%  3.25%  3.09%  2.81%  3.71%  2.43%  1.03%

Best Quarter Worst Quarter
   0.97%         0.24%
 (12/31/00)    (3/31/02)

The Fund's performance for the six month period ending June 30, 2003 was 0.36%.

This table shows the Fund's average annual total returns for the periods ended December 31, 2002.

                                         1 Year 5 Years 10 Years
----------------------------------------------------------------
Tax-Exempt Money Fund                    1.03%   2.61%   2.74%

Call 1-800-446-1012 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                              0.25%
Other Expenses                               0.28%
---------------------------------------------------
Total Annual Fund Operating Expenses         0.53%
  Fee Waivers and Expense Reimbursements   (0.03)%*
---------------------------------------------------
  Net Annual Fund Operating Expenses         0.50%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.39%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $51    $167    $293     $662

                                                                      [Graphic]



New York Tax-Exempt Money Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income exempt from federal, New York State and New York City taxes consistent with preserving capital and maintaining liquidity

  Investment Focus New York tax-exempt money market instruments

  Share Price Volatility Very low

  Principal Investment Strategy Investing in a portfolio of high quality short-term debt securities which pay interest exempt from federal, New York State and New York City taxes designed to allow the Fund to maintain a stable net asset value per share

  Investor Profile Conservative investors in higher tax brackets seeking current income that is exempt from federal, New York State and New York City income taxes through a non-diversified portfolio of securities

Investment Objective
The New York Tax-Exempt Money Fund seeks a moderate level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is consistent with liquidity and stability of principal. This objective may be changed without shareholder approval.

Investment Strategy of the New York Tax-Exempt Money Fund
Under normal circumstances, the New York Tax-Exempt Money Fund invests at least 80% of its net assets in high quality money market instruments issued by the State of New York, local governments and agencies in New York and other governmental issuers including U.S. territories and possessions that pay interest exempt from federal, New York State and New York City income taxes ("New York money market instruments"). Banks and other creditworthy entities may provide letters of credit and other credit enhancements for New York money market instruments. Such institutions may also provide liquidity facilities that shorten the effective maturity of some of the Fund's holdings. The Fund invests only in instruments with remaining maturities of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and an extensive credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

Principal Risks of Investing in the New York Tax-Exempt Money Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

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The Fund's concentration of investments in securities of issuers located in a single state subjects the Fund to economic and government policies of that state. In particular, the Fund's performance depends upon the ability of the issuers of New York money market instruments to meet their continuing obligations. New York State and New York City face long-term economic problems that could seriously affect their ability, and that of other issuers of New York money market instruments, to meet their financial obligations.

The risk of a downturn in the U.S. economy, particularly in New York City and New York State, continues to be affected by the events of September 11, 2001. In addition, the potential for a more prolonged downturn in the financial sector could also have a negative effect on the New York City and New York State economies. It is likely that New York City and New York State will continue to suffer financial difficulties resulting from the September 11th attack, and may continue to suffer financial difficulties as a result of the continued downturn in the financial sector, the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the Fund's performance. As a result, this Fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                  [CHART]


1999   2000   2001   2002
-----  -----  -----  -----
2.69%  3.56%  2.28%  0.93%

                           Best Quarter Worst Quarter
                              0.94%         0.22%
                            (12/31/00)    (9/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 0.34%.

This table shows the Fund's average annual total returns for the periods ended December 31, 2002.

                               1 Year Since Inception
-----------------------------------------------------
New York Tax-Exempt Money Fund 0.93%      2.40%*

*  Since August 3, 1998.

Call 1-800-446-1012 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                          0.50%
Other Expenses                           0.21%
-----------------------------------------------
Total Annual Fund Operating Expenses     0.71%
  Fee Waivers and Expense              (0.11)%*
    Reimbursements
-----------------------------------------------
  Net Annual Fund Operating Expenses     0.60%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.60%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.46%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $61    $216    $384     $872

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More Information About Risk

Fixed Income Risk
(All Funds)--The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities will generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

  Call Risk
  (All Funds)--During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

  Credit Risk
  (All Funds)--The possibility that an issuer will be unable to make timely payments of either principal or interest.

  Event Risk
  (All Funds)--Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund's multiple holdings.

Municipal Issuer Risk
(Tax-Exempt Money Fund, New York Tax-Exempt Money Fund)--There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Funds' municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

Concentration Risk
(New York Tax-Exempt Money Fund)--In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

Mortgage-Backed Securities
(Money Fund, Government Money Fund)--Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles

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Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served 8.0 million active accounts with $798.2 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On March 31, 2003, U.S. Trust had approximately $79 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. supervise the Adviser and establish policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2003, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Money Fund                     0.15%
Government Money Fund          0.21%
Treasury Money Fund            0.26%
Tax-Exempt Money Fund          0.13%
New York Tax-Exempt Money Fund 0.28%

For the period commencing on the date of this prospectus and ending on March 31, 2004, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Funds' net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2004. In addition, the agreement will renew automatically for the Funds' next fiscal year unless the Adviser or Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Funds' next fiscal year.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to buy, sell and exchange shares of the Funds.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds," and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA #011000028
DDA #99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

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Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV twice each Business Day at 1:00 p.m., Eastern time (12:00 noon, Eastern time for the Tax-Exempt Money and New York Tax-Exempt Money Funds) and at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). For you to be eligible to receive dividends declared on the day you submit your purchase request, a Fund must receive your request in good order before 1:00 p.m., Eastern time (12:00 noon, Eastern time for the Tax-Exempt Money and New York Tax-Exempt Money Funds) and federal funds (readily available funds) before the regularly-scheduled close of normal trading on the NYSE.

How We Calculate NAV
NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV for the Funds, a Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Funds' Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Directors.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market, or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone
..  Systematic Withdrawal Plan
..  By Writing a Check Directly From Your Account, or
..  Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If

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you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares by writing a check for at least $500 drawn on your account. Checks are available free of charge, and may be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). You cannot use a check to close your account.

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within seven days after we receive your redemption request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. You can request to have redemption proceeds wired to your bank account on the same day you call us to sell your shares, as long as we hear from you by 1:00 p.m., Eastern time (12:00 noon, Eastern time for the Tax-Exempt Money and New York Tax-Exempt Money Funds) on that day. Otherwise, redemption proceeds will be wired the next Business Day. Shares redeemed and wired on the same day will not receive the dividend declared on that day. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds' Statement of Additional Information.

How to Exchange Your Shares
You may exchange your Shares on any Business Day for Shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to

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no more than six per year or reject an exchange if we deem that the exchange would not be in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services
The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services.

Distribution of Fund Shares
The Funds' distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
Each Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. It is anticipated that all, or substantially all, of the distributions by the Money Fund, Government Money Fund and Treasury Money Fund will be taxable as dividend income. You will be subject to income tax on these Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Distributions on shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.

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The distributions by the Tax-Exempt Money Fund and the New York Tax-Exempt
Money Fund will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Funds' investments, that a portion of these Funds' distributions could be taxable to shareholders as dividend income, ordinary income or capital gains, but it is not expected that this will be the case.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax- Exempt Money Fund or the New York Tax-Exempt Money Fund generally will not be deductible for federal income tax purposes.

A portion of the exempt-interest dividends paid by the Tax-Exempt Money Fund or the New York Tax-Exempt Money Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds' Statement of Additional
Information.

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Financial Highlights
The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into the Funds' Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).

MONEY FUND

                                                                          Year Ended March 31,
                                                        --------------------------------------------------------
                                                              2003       2002        2001        2000        1999
                                                        ---------  ---------  ----------  ----------  ----------
Net Asset Value, Beginning of Year..................... $    1.00  $    1.00  $     1.00  $     1.00  $     1.00
                                                        ---------  ---------  ----------  ----------  ----------
Income From Investment Operations
  Net Investment Income................................   0.01255    0.02741     0.05804     0.05005     0.04901
  Net Realized Gains on Investments....................  (0.00010)   0.00010     0.00000     0.00000     0.00000
                                                        ---------  ---------  ----------  ----------  ----------
Total From Investment Operations.......................   0.01245    0.02751     0.05804     0.05005     0.04901
                                                        ---------  ---------  ----------  ----------  ----------
Less Distributions
  Dividends From Net Investment Income.................  (0.01245)  (0.02751)   (0.05804)   (0.05005)   (0.04901)
                                                        ---------  ---------  ----------  ----------  ----------
Total Distributions....................................  (0.01245)  (0.02751)   (0.05804)   (0.05005)   (0.04901)
                                                        ---------  ---------  ----------  ----------  ----------
Net Asset Value, End of Year........................... $    1.00  $    1.00  $     1.00  $     1.00  $     1.00
                                                        =========  =========  ==========  ==========  ==========
Total Return...........................................     1.25%      2.79%       5.96%       5.08%       5.01%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).............. $1,787.85  $1,802.14  $ 1,891.04  $ 1,467.18  $   973.67
  Ratio of Net Operating Expenses to Average Net Assets     0.39%      0.44%       0.47%       0.47%       0.48%
  Ratio of Gross Operating Expenses to Average Net
    Assets1............................................     0.43%      0.74%       0.71%       0.58%       0.52%
  Ratio of Net Investment Income to Average Net
    Assets.............................................     1.25%      2.76%       5.84%       5.05%       4.85%

--------
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

20

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GOVERNMENT MONEY FUND

                                                                    Year Ended March 31,
                                                   -----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                   ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year................ $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                   ---------  ---------  ---------  ---------  ---------
Income From Investment Operations
  Net Investment Income...........................   0.01199    0.02585    0.05752    0.05004    0.04838
  Net Realized Gains on Investments...............  (0.00039)   0.00038    0.00000    0.00000    0.00000
                                                   ---------  ---------  ---------  ---------  ---------
Total From Investment Operations..................   0.01160    0.02623    0.05752    0.05004    0.04838
                                                   ---------  ---------  ---------  ---------  ---------
Less Distributions
  Dividends From Net Investment Income............  (0.01160)  (0.02623)  (0.05752)  (0.05004)  (0.04838)
                                                   ---------  ---------  ---------  ---------  ---------
Total Distributions...............................  (0.01160)  (0.02623)  (0.05752)  (0.05004)  (0.04838)
                                                   ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year...................... $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                   =========  =========  =========  =========  =========
Total Return......................................     1.17%      2.65%      5.91%      5.08%      4.95%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)......... $  594.50  $  795.29  $1,427.56  $  772.69  $  641.83
  Ratio of Net Operating Expenses to Average Net
    Assets........................................     0.39%      0.43%      0.46%      0.47%      0.47%
  Ratio of Gross Operating Expenses to Average Net
    Assets1.......................................     0.47%      0.49%      0.48%      0.50%      0.50%
  Ratio of Net Investment Income to Average Net
    Assets........................................     1.21%      2.72%      5.76%      5.01%      4.85%

--------
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

TREASURY MONEY FUND

                                                                    Year Ended March 31,
                                                   -----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                   ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year................ $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                   ---------  ---------  ---------  ---------  ---------
Income From Investment Operations
  Net Investment Income...........................   0.01085    0.02451    0.05339    0.04560    0.04543
  Net Realized Gains on Investments...............   0.00004   (0.00002)   0.00000    0.00000    0.00002
                                                   ---------  ---------  ---------  ---------  ---------
Total From Investment Operations..................   0.01089    0.02449    0.05339    0.04560    0.04545
                                                   ---------  ---------  ---------  ---------  ---------
Less Distributions
  Dividends From Net Investment Income............  (0.01089)  (0.02449)  (0.05339)  (0.04560)  (0.04545)
                                                   ---------  ---------  ---------  ---------  ---------
Total Distributions...............................  (0.01089)  (0.02449)  (0.05339)  (0.04560)  (0.04545)
                                                   ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year...................... $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                   =========  =========  =========  =========  =========
Total Return......................................     1.09%      2.48%      5.47%      4.62%      4.64%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)......... $  572.00  $  604.28  $  615.93  $  525.39  $  499.22
  Ratio of Net Operating Expenses to Average Net
    Assets........................................     0.45%      0.48%      0.50%      0.51%      0.52%
  Ratio of Gross Operating Expenses to Average Net
    Assets1.......................................     0.53%      0.54%      0.55%      0.53%      0.55%
  Ratio of Net Investment Income to Average Net
    Assets........................................     1.08%      2.42%      5.35%      4.58%      4.55%

--------
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

TAX-EXEMPT MONEY FUND

                                                                    Year Ended March 31,
                                                   -----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                   ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year................ $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                   ---------  ---------  ---------  ---------  ---------
Income From Investment Operations
  Net Investment Income...........................   0.00967    0.01862    0.03580    0.02946    0.02911
  Net Realized Gains (Loss) on Investments........  (0.00002)   0.00013    0.00000   (0.00001)   0.00000
                                                   ---------  ---------  ---------  ---------  ---------
Total From Investment Operations..................   0.00965    0.01875    0.03580    0.02945    0.02911
                                                   ---------  ---------  ---------  ---------  ---------
Less Distributions
  Dividends from Net Investment Income............  (0.00964)  (0.01865)  (0.03580)  (0.02945)  (0.02911)
  Distributions from Net Realized Gain on
    Investments...................................  (0.00001)  (0.00010)   0.00000    0.00000    0.00000
                                                   ---------  ---------  ---------  ---------  ---------
Total Distributions...............................  (0.00965)  (0.01875)  (0.03580)  (0.02945)  (0.02911)
                                                   ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year...................... $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                   =========  =========  =========  =========  =========
Total Return......................................     0.97%      1.89%      3.64%      2.96%      2.95%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)......... $2,281.26  $2,522.46  $2,617.33  $2,051.11  $1,503.07
  Ratio of Net Operating Expenses to Average Net
    Assets........................................     0.39%      0.44%      0.45%      0.46%      0.46%
  Ratio of Gross Operating Expenses to Average Net
    Assets1.......................................     0.54%      0.58%      0.53%      0.52%      0.52%
  Ratio of Net Investment Income to Average Net
    Assets........................................     0.97%      1.85%      3.59%      2.97%      2.91%

--------
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

NEW YORK TAX-EXEMPT MONEY FUND

                                                     Year Ended March 31,
                                          ------------------------------------------
                                                2003       2002       2001       2000 Period Ended March 31, 19991
                                          ---------  ---------  ---------  ---------  ----------------------------
Net Asset Value, Beginning of Period..... $    1.00  $    1.00  $    1.00  $    1.00           $    1.00
                                          ---------  ---------  ---------  ---------           ---------
Income From Investment Operations
  Net Investment Income..................   0.00884    0.01758    0.03431    0.02809             0.01711
  Net Realized Gains on Investments......  (0.00007)   0.00011    0.00000    0.00000             0.00000
                                          ---------  ---------  ---------  ---------           ---------
Total From Investment Operations.........   0.00877    0.01769    0.03431    0.02809             0.01711
                                          ---------  ---------  ---------  ---------           ---------
Less Distributions
  Dividends From Net Investment Income...  (0.00873)  (0.01769)  (0.03431)  (0.02809)           (0.01711)
  Dividends From Net Realized Gain on
    Investment...........................  (0.00004)   0.00000    0.00000    0.00000             0.00000
                                          ---------  ---------  ---------  ---------           ---------
Total Distributions......................  (0.00877)  (0.01769)  (0.03431)  (0.02809)           (0.01711)
                                          ---------  ---------  ---------  ---------           ---------
Net Asset Value, End of Period........... $    1.00  $    1.00  $    1.00  $    1.00           $    1.00
                                          =========  =========  =========  =========           =========
Total Return.............................     0.88%      1.78%      3.49%      2.82%               1.72%2
Ratios/Supplemental Data
  Net Assets, End of Period (in millions) $  548.57  $  696.09  $  682.45  $  421.39           $  305.72
  Ratio of Net Operating Expenses to
    Average Net Assets...................     0.44%      0.48%      0.51%      0.54%               0.47%3
  Ratio of Gross Operating Expenses to
    Average Net Assets4..................     0.49%      0.71%      0.72%      0.71%               0.79%3
  Ratio of Net Investment Income to
    Average Net Assets...................     0.89%      1.76%      3.43%      2.84%               2.24%3

--------
Notes:
1.Commenced operations on August 3, 1998. 2. Not Annualized. 3. Annualized. 4.
  Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.
Excelsior Tax-Exempt Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company, N.A.
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statement of Additional Information (SAI)
The SAI dated July 29, 2003 includes detailed information about Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Investment Company Act registration numbers of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are 811-4088 and 811-4101, respectively.

PROMM0703
38309

                                                         Pursuant to Rule 497(c)
                                                      Registration No. 002-92665

[LOGO]

Excelsior Money Market Fund

Institutional Shares

Prospectus

July 29, 2003

Excelsior Funds, Inc.

Money Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company, N.A.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO]    EXCELSIOR FUNDS
         Advised by U.S. TRUST

Table of Contents

Excelsior Funds, Inc. is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares of the Money Fund (the Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return of the Fund. For more detailed information about the Fund, please see:

                                                                      Page
     Money Fund................................................          4
     More Information About Risk...............................          6
     More Information About Fund Investments...................          6
     Investment Adviser........................................          6
     Purchasing, Selling and Exchanging Fund Shares............          7
     Dividends and Distributions...............................         10
     Taxes.....................................................         10
     Financial Highlights......................................         11
     How to Obtain More Information About Excelsior Funds, Inc. Back Cover

--------------------------------------------------------------------------------

Introduction -- Risk/Return Information

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks for reaching that goal. The investment adviser invests Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The Fund tries to maintain a constant price per share of $1.00, but there is no guarantee that it will achieve this goal.

Money Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income consistent with preserving capital and maintaining liquidity

  Investment Focus Money market instruments

  Share Price Volatility Very low

  Principal Investment Strategy Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value per share

  Investor Profile Conservative investors seeking current income from their investment in a diversified portfolio of money market securities

Investment Objective
The Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Investment Strategy of the Money Fund
The Money Fund invests substantially all of its assets in high quality U.S. dollar-denominated money market instruments, such as bank certificates of deposit, bankers' acceptances, commercial paper, corporate debt, mortgage-backed securities, obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser") assess current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments as to maturities, issuers and providers of credit support.

Principal Risks of Investing in the Money Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changing interest rates.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the past performance of shares of the Fund does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

                                    [CHART]

2000   2001   2002
-----  -----  -----
6.31%  3.96%  1.54%

                           Best Quarter Worst Quarter
                              1.61%         0.35%
                            (09/30/00)   (12/31/02)

The Fund's performance for the six month period ending June 30, 2003 was 0.53%.

This table shows the average annual total returns of the Fund's shares for the periods ended December 31, 2002.

                         1 Year Since Inception*
------------------------------------------------
Money Fund
  (Institutional Shares) 1.54%       3.94%

*  Since December 16, 1999

Call 1-800-881-9358 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                            Institutional
                                   Shares
-----------------------------------------
Management Fees                  0.25%
Other Expenses                   0.27%
-----------------------------------------
Total Annual Fund Operating
  Expenses                       0.52%
  Fee Waivers and Expense      (0.27)%*
    Reimbursements
-----------------------------------------
  Net Annual Fund Operating
    Expenses                     0.25%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.25%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Institutional Shares of the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $26    $139    $264     $627

--------------------------------------------------------------------------------

More Information About Risk

Fixed Income Risk
The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

  Call Risk
  During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

  Credit Risk
  The possibility that an issuer will be unable to make timely payments of either principal or interest.

  Event Risk
  Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund's multiple holdings.

Mortgage-Backed Securities
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information. Of course, the Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served 8.0 million active accounts with $798.2 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On March 31, 2003, U.S. Trust had approximately $79 billion in aggregate assets under management. United States Trust

--------------------------------------------------------------------------------

Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2003, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, at the rate of 0.15%.

For the period commencing on the date of this prospectus and ending on March 31, 2004, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Fund's net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2004. In addition, the agreement will renew automatically for the Fund's next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund's next fiscal year.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Fund.

Institutional Shares
..  No sales charge
..  No 12b-1 fees
..  No minimum initial or subsequent investment

Institutional Shares are offered only to qualified institutional investors. Qualified institutional investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to Defined Benefit Plans, Defined Contribution, Money Purchase, 401(k) Plans), Foundations and Endowments, and corporate capital and cash management accounts. The Adviser reserves the right to determine which potential investors qualify for investment in this class of the Fund. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the Fund on the check. The Fund cannot accept third-party checks, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA #011000028
DDA #99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

--------------------------------------------------------------------------------


You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customers's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

The Fund calculates its NAV twice each Business Day at 3:00 p.m., Eastern time and at the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). For you to be eligible to receive dividends declared on the day you submit your purchase request, the Fund must receive your request in good order before 3:00 p.m., Eastern time (including receipt of federal funds (readily available funds)).

How We Calculate NAV
NAV of each class of the Fund is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV for the Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Fund's Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Directors.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone
..  By Writing a Check Directly From Your Account, or
..  Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting the Fund directly by telephone at (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares by writing a check for at least $500 drawn on your account. Checks are available free of charge, and may be obtained by calling (800) 881-9358

--------------------------------------------------------------------------------

(from overseas, call (617) 483-7297). You cannot use a check to close your account.

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Receiving Your Money
Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
The Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Fund's Statement of Additional Information.

How to Exchange Your Shares
You may exchange your Shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that such exchange would not be in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine; provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services
The Fund is permitted to pay a fee of up to 0.15% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services.

Distribution of Fund Shares
The Fund's distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the

--------------------------------------------------------------------------------

assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
The Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. It is anticipated that all, or substantially all, of the distributions by the Fund will be taxable as dividend income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Distributions on shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund's Statement of Additional
Information.

--------------------------------------------------------------------------------

Financial Highlights
The tables that follow present performance information about shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 881-9358 (from overseas, call (617) 483-7297).

MONEY FUND

                                                                   Year Ended March 31,
                                                             -------------------------------  Period Ended
                                                                                               March 31,
                                                                2003       2002       2001       20001
                                                             ---------  ---------  ---------  ------------
Net Asset Value, Beginning of Period........................ $    1.00  $    1.00  $    1.00   $    1.00
                                                             ---------  ---------  ---------   ---------
Income From Investment Operations
  Net Investment Income.....................................   0.01421    0.02919    0.06020     0.01688
  Net Realized Gains on Investments.........................  (0.00021)   0.00020    0.00000     0.00000
                                                             ---------  ---------  ---------   ---------
  Total From Investment Operations..........................   0.01400    0.02939    0.06020     0.01688
                                                             ---------  ---------  ---------   ---------
Less Distributions
  Dividends From Net Investment Income......................  (0.01400)  (0.02939)  (0.06020)   (0.01688)
                                                             ---------  ---------  ---------   ---------
  Total Distributions.......................................  (0.01400)  (0.02939)  (0.06020)   (0.01688)
                                                             ---------  ---------  ---------   ---------
Net Asset Value, End of Period.............................. $    1.00  $    1.00  $    1.00   $    1.00
                                                             =========  =========  =========   =========
Total Return................................................     1.41%      2.98%      6.19%       1.70%2
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................... $  548.13  $  309.83  $  282.66   $  273.00
  Ratio of Net Operating Expenses to Average Net Assets.....     0.24%      0.25%      0.25%       0.25%3
  Ratio of Gross Operating Expenses to Average Net Assets4..     0.49%      0.54%      0.49%       0.49%3
  Ratio of Net Investment Income to Average Net Assets......     1.41%      2.83%      6.09%       5.72%3

--------
Notes:
1.Commenced operations on December 16, 1999.
2.Not annualized.
3.Annualized.
4.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company, N.A.
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)
The SAI dated July 29, 2003 includes detailed information about Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Fund's investments. The Annual Report also lists the Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Fund during its last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 881-9358 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc., from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.

PROINSTMM0703
38311

                                                         Pursuant to Rule 497(c)
                                                      Registration No. 002-92665

[GRAPHIC]

                          Excelsior Money Market Fund
                          Institutional Shares

                          Prospectus

                          July 29, 2003

                          Excelsior Funds, Inc.

                          Government Money Fund

                          Investment Adviser
                          United States Trust Company of New York
                          U.S. Trust Company, N.A.

                          The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[LOGO]

Table of Contents

Excelsior Funds, Inc. is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares of the Government Money Fund (the Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return of the Fund. For more detailed information about the Fund, please see:

                                                                                                     Page
Government Money Fund ......................................................................            4

More Information About Risk ................................................................            5

More Information About Fund Investments ....................................................            6

Investment Adviser .........................................................................            6

Purchasing, Selling and Exchanging Fund Shares .............................................            7

Dividends and Distributions ................................................................           10

Taxes ......................................................................................           10

Financial Highlights .......................................................................           10

How to Obtain More Information About Excelsior Funds, Inc. .................................   Back Cover

Introduction - Risk/Return Information

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


The Fund has its own investment goal, strategies and risks for reaching that goal. The investment adviser invests Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.


The Fund tries to maintain a constant price per share of $1.00, but there is no guarantee that the Fund will achieve this goal.

                              Government Money Fund

Fund Summary

Investment Goal Current income consistent with preserving capital and maintaining liquidity

Investment Focus Money market instruments issued or guaranteed by the U.S. government, its agencies and instrumentalities

Share Price Volatility Very low

Principal Investment Strategy Investing in a portfolio of high quality short-term debt securities issued by the U.S. government, its agencies and instrumentalities designed to allow the Fund to maintain a stable net asset value per share

Investor Profile Conservative investors seeking current income from their investment
--------------------------------------------------------------------------------


Investment Objective

The Government Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Investment Strategy of the Government Money Fund

The Government Money Fund invests substantially all of its assets in high quality U.S. dollar-denominated money market instruments, including mortgage-backed securities, issued or guaranteed by the U.S. government, its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments among securities with various maturities.

Principal Risks of Investing in the Government Money Fund

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changing interest rates.

Performance Information

Institutional Shares of the Fund have not yet commenced operations. For this reason, the performance information shown below is for the Fund's other class of shares (Shares) that is not offered in this prospectus. The Fund's Institutional Shares and Shares would have substantially similar annual returns, because both share classes are invested in the same portfolio of securities. Annual returns will differ only to the extent that Institutional Shares and Shares do not have the same expenses. In reviewing this performance information, however, you should be aware that Shares have a 0.40% (annualized) Administrative Servicing Fee, while Institutional Shares have a 0.15% (annualized) Administrative Servicing Fee.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the past performance of shares of the Fund does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.


1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
2.77%  3.83%  5.54%  4.98%  5.15%  5.09%  4.86%  6.07%  3.60%  1.29%

     Best Quarter                      Worst Quarter
         1.54%                             0.28%
       (9/30/00)                         (12/31/02)

The Fund's performance for the six month period ending June 30, 2003 was 0.41%.


This table shows the Fund's average annual total returns of the Fund's shares for the periods ended December 31, 2001.


                                                  1 Year    5 Years     10 Years
--------------------------------------------------------------------------------
Government Money Fund                              1.29%      4.17%        4.31%
(Shares)


Call 1-800-446-1012 for the Fund's' most current 7-day yield.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


                                                                   Institutional
                                                                     Shares
--------------------------------------------------------------------------------
Management Fees                                                       0.25%
Other Expenses                                                        0.23%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                  0.48%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.40%. These fee waivers are voluntary and may be terminated at anytime. For more information, see "Investment Adviser."


Example

This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Institutional Shares of the Fund would be:



   1 Year             3 Years            5 Years            10 Years
--------------------------------------------------------------------------------
     $49                $154               $269               $604



More Information About Risk

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

       Call Risk

       During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

         Credit Risk

         The possibility that an issuer will be unable to make timely payments of either principal or interest.

         Event Risk

         Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund's multiple holdings.

Mortgage-Backed Securities

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information. Of course, the Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser


United States Trust Company of New York and U.S. Trust Company, N.A. (together, U.S. Trust or the Adviser) acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served 8.0 million active accounts with $798.2 billion in customer assets.

U.S. Trust is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On March 31, 2003, U.S. Trust had approximately $79 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

U.S. Trust and its affiliates advise and manage assets for their private clients and funds, some of which have investment objectives and policies similar to Excelsior Funds. U.S. Trust and its affiliates will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment manager of an Excelsior Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2002, U.S. Trust's advisory fee, as a percentage of average daily net assets, was 0.22%.

For the period commencing on the date of this prospectus and ending on March 31, 2003, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Fund's net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2003. In addition, the agreement will renew automatically for the Fund's next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund's next fiscal year.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Fund.

Institutional Shares

..      No sales charge
..      No 12b-1 fees
..      No minimum initial or subsequent investment

Institutional Shares are offered only to qualified institutional investors. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

How to Purchase Fund Shares

You may purchase shares directly by:

..      Mail
..      Telephone
..      Wire, or
..      Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, Inc. c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the Fund on the check. The Fund cannot accept third-party checks, credit card checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

       State Street Bank & Trust
       ABA #011000028
       DDA #99055352
       Specify Excelsior Fund Name
       Fund Account Number
       Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veteran's Day and Columbus Day. The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

The Fund calculates its NAV twice each Business Day at 3:00 p.m., Eastern time and at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). For you to be eligible to receive dividends declared on the day you submit your purchase request, a Fund must receive your request in good order before 3:00 p.m., Eastern time (including receipt of federal funds (readily available funds)).

How We Calculate NAV

NAV of each class of the Fund is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV for the Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Fund's Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Directors.

How to Sell Your Fund Shares

You may sell shares directly by:

..      Mail
..      Telephone
..      By Writing a Check Directly From Your Account, or
..      Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

       Excelsior Funds, Inc.
       c/o Boston Financial Data Services, Inc.
       P.O. Box 8529
       Boston, MA  02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares by writing a check for at least $500 drawn on your account. Checks are available free of charge, and may be obtained by calling (800) 881-9358 (from overseas, call (617) 483-7297). You cannot use a check to close your account.

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Receiving Your Money

Normally, we will send your sale proceeds the next Business Day after we receive your redemption request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Rights to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or when U.S. Trust and the custodian are closed. More information about this is in the Fund's Statement of Additional Information.

How to Exchange Your Shares

You may exchange your shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that such exchange would not be in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine; provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder Servicing

The Fund is permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.15% of the average daily net asset value of Fund shares held by clients of a shareholder organization.

Distribution of Fund Shares

The Fund's distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Fund. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions

The Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust and its affiliates or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. It is anticipated that all, or substantially all, of the distributions by the Funds will be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Statement of Additional Information.

Financial Highlights

The Institutional Shares of the Fund do not have a financial history as of the date of this prospectus because the Institutional Shares have not commenced operations.

Excelsior Funds, Inc.

Investment Adviser

United States Trust Company of New York
114 W. 47th Street
New York, New York 10036


U.S. Trust Company, N.A.
225 High Ridge Road
Stamford, Connecticut 06905


Distributor

Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)


The SAI dated July 29, 2003 includes detailed information about Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


Annual and Semi-Annual Reports

These reports contain additional information about the Fund's investments. The Annual Report also lists the Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Fund during its last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call (800) 881-9358 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, Inc., P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc., from the EDGAR Database on the SEC's website ("http://www.secgov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.

                                                         Pursuant to Rule 497(c)
                                                      Registration No. 002-92665
[PHOTO]

       FC Photo


Excelsior Domestic Equity Funds

Prospectus

July 29, 2003

Excelsior Funds, Inc.
Excelsior Funds Trust

Blended Equity Fund
Large Cap Growth Fund
Optimum Growth Fund
Small Cap Fund
Value and Restructuring Fund
Mid Cap Value Fund
Energy and Natural Resources Fund
Real Estate Fund
Biotechnology Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company, N.A.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] Excelsior Banner Logo

Table of Contents

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Blended Equity, Large Cap Growth, Small Cap, Value and Restructuring, Energy and Natural Resources, Real Estate and Biotechnology Funds of Excelsior Funds, Inc. and the Optimum Growth and Mid Cap Value Funds of Excelsior Funds Trust (each, a Fund) that you should know before investing. The Optimum Growth and Mid Cap Value Funds offer two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                             Page
Blended Equity Fund...................................................          4
Large Cap Growth Fund.................................................          6
Optimum Growth Fund...................................................          8
Small Cap Fund........................................................         10
Value And Restructuring Fund..........................................         12
Mid Cap Value Fund....................................................         14
Energy And Natural Resources Fund.....................................         16
Real Estate Fund......................................................         18
Biotechnology Fund....................................................         20
More Information About Risk...........................................         22
More Information About Fund Investments...............................         23
Investment Adviser....................................................         23
Portfolio Managers....................................................         24
Purchasing, Selling And Exchanging Fund Shares........................         25
Distribution Of Fund Shares...........................................         28
Dividends And Distributions...........................................         28
Taxes.................................................................         28
Financial Highlights..................................................         29
How to Obtain More Information About Excelsior Funds.................. Back Cover

--------------------------------------------------------------------------------


Introduction -- Risk/Return
Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser's Equity Investment Philosophy:
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser") manage each of the Fund's investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with "longer-term investment themes" to assess the investment potential of individual companies. Specific investment selection is a "bottom-up" approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

   Value:
   This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

   Growth:
   This long-term strategy consists of buying and holding equity securities of companies that the Adviser believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

   Themes:
   To complete the Adviser's investment philosophy in managing the funds, the investment strategies discussed above are applied in concert with longer-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these longer-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

                                    [GRAPHIC]




Blended Equity Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks that the Adviser believes are undervalued in the market

  Investor Profile Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Blended Equity Fund seeks long-term capital appreciation by investing in companies that represent good long-term values not currently recognized in the market prices of their securities.

Investment Strategy of the Blended Equity Fund
Under normal circumstances, the Blended Equity Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in large capitalization (i.e., companies with market capitalizations over $5 billion) common stocks of U.S. and, to a lesser extent, foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and types of companies. The Fund may invest in companies of any size, including small, high growth companies.

The Adviser takes a long-term approach to managing the Fund and tries to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. The Adviser looks for companies that are positioned to provide solutions to or benefit from complex social and economic trends, or whose products are early in their life cycle and will experience accelerating growth in the future. In addition, the Adviser invests a smaller portion of the Fund's assets in a quantitatively selected segment of large capitalization U.S. companies designed to complement the Fund's core holdings by reducing portfolio volatility and further diversifying the Fund. In considering whether to sell one or more portfolio holdings, the Adviser will generally seek to minimize the tax impact of any such sale(s).

Principal Risks of Investing in the Blended Equity Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993   1994    1995    1996    1997    1998    1999    2000    2001     2002
------  -----  ------  ------  ------  ------  ------ ------- -------  -------
16.34%  0.22%  28.93%  19.88%  29.73%  28.70%  22.80%  -8.13% -16.10%  -20.58%


                           Best Quarter Worst Quarter
                              22.44%      (15.44)%
                            (12/31/98)    (9/30/01)

The Fund's performance for the six month period ending June 30, 2003 was 9.83%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          1 Year 5 Years 10 Years
-------------------------------------------------
Blended Equity Fund
  Return Before Taxes   (20.58)% (0.66)%  8.50%
  Return After Taxes
    on Distributions    (21.59)% (1.28)%  7.28%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares              (11.80)% (0.44)%  6.86%
Standard & Poor's 500
  Composite Stock Price
  Index (reflects no
  deduction for fees,
  expenses, or taxes)*  (22.10)% (0.58)%  9.34%

* The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                              0.75%
Other Expenses                               0.36%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.11%
  Fee Waivers and Expense Reimbursements   (0.06)%*
---------------------------------------------------
  Net Annual Fund Operating Expenses         1.05%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.98%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $107   $347    $606    $1,346

                                    [GRAPHIC]




Large Cap Growth Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior, long-term capital appreciation

  Investment Focus Common stocks of large U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks of large companies that the Adviser believes have above-average growth prospects

  Investor Profile Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities of larger companies

Investment Objective
The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval.

Investment Strategy of the Large Cap Growth Fund
Under normal circumstances, the Large Cap Growth Fund invests at least 80% of its net assets in common stocks of large U.S. companies. The large cap companies in which the Fund invests currently have market capitalizations over $5 billion. The Adviser focuses on those companies that it believes have above-average growth prospects.

The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks of Investing in the Large Cap Growth Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in smaller capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

            [CHART]

 1998    1999     2000       2001       2002
------  ------  --------  ---------  ---------
67.04%  47.47%   -19.73%   -31.91%    -37.34%


Best Quarter Worst Quarter
   39.37%      (28.35)%
 (12/31/98)    (3/31/01)

The Fund's performance for the six month period ending June 30, 2003 was 10.68%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                              Since
                           1 Year 5 Years Inception
---------------------------------------------------
Large Cap Growth Fund
  Return Before Taxes    (37.34)% (3.34)% (2.93)%*
  Return After Taxes
    on Distributions     (37.34)% (3.34)% (2.93)%*
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares               (22.93)% (2.64)% (2.31)%*
Russell 1000 Growth
  Index (reflects no
  deduction for fees,
  expenses, or taxes)*** (27.88)% (3.84)% (3.38)%**

  *Since October 1, 1997
 **Since September 30, 1997
***The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in the Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                 0.75%
Other Expenses                  0.46%
--------------------------------------
Total Annual Fund Operating
  Expenses                      1.21%
  Fee Waivers and Expense     (0.16)%*
    Reimbursements
--------------------------------------
  Net Annual Fund Operating
    Expenses                    1.05%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 1.03%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $107   $368    $650    $1,452

                                    [GRAPHIC]




Optimum Growth Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior, risk-adjusted total return

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks that the Adviser believes have strong growth prospects

  Investor Profile Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Optimum Growth Fund seeks superior, risk-adjusted total return. This objective may be changed without shareholder approval.

Investment Strategy of the Optimum Growth Fund
The Optimum Growth Fund invests primarily (at least 65% of its assets) in common stocks of U.S. companies that the Adviser believes have growth prospects that exceed those of the overall market. The Fund generally invests in mid- to large-capitalization companies (i.e., companies with market capitalizations over $1.5 billion) in a variety of industries.

The Adviser takes a long-term approach to managing the Fund and tries to identify high quality companies with consistent or rising earnings growth records. Typically, these companies are industry leaders with the potential to dominate their markets by being the low cost, high quality producers of products or services. In addition to its core portfolio selections, the Adviser further diversifies Fund investments with a structured segment of issuers included in the Russell 1000 Growth Index, which includes growth-oriented issuers selected from among the 1000 largest U.S. issuers. From this universe, the Adviser systematically selects companies that it believes, based on quantitative screening, complement the Fund's core holdings by reducing portfolio volatility and further diversifying the Fund.

Principal Risks of Investing in the Optimum Growth Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that medium to large capitalization U.S. stocks or growth stocks may underperform other segments of the equity market or the equity markets as a whole. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

               [CHART]

 1997    1998    1999     2000     2001       2002
------  ------  ------  --------  --------  --------
33.07%  64.66%  44.47%   -22.36%   -29.08%  -31.94%


                           Best Quarter Worst Quarter
                              36.33%      (25.20)%
                            (12/31/98)    (3/31/01)

The Fund's performance for the six month period ending June 30, 2003 was 10.06%.

This table compares the average annual total returns of the Fund's shares for the periods ended December 31, 2002 to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                    Since
                                 1 Year 5 Years Inception
---------------------------------------------------------
Optimum Growth Fund
  (Shares)
  Return Before Taxes          (31.94)% (2.27)%   3.26%*
  Return After Taxes on
    Distributions              (31.94)% (3.65)%   2.13%*
  Return After Taxes on
    Distributions and Sale
    of Fund Shares             (19.61)% (0.41)%   3.80%*
Russell 1000 Growth Index
  (reflects no deduction for
  fees, expenses, or taxes)*** (27.88)% (3.84)%   2.55%**

  *Since June 1, 1996
 **Since May 31, 1996
***The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                              0.65%
Other Expenses                               0.70%
Distribution (12b-1)                         0.00%**
----------------------------------------------------
Total Annual Fund Operating Expenses         1.35%
  Fee Waivers and Expense Reimbursements   (0.30)%*
----------------------------------------------------
  Net Annual Fund Operating Expenses         1.05%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser" and "Distribution of Fund Shares."
** The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $107   $398    $711    $1,598

                                    [GRAPHIC]




Small Cap Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Capital appreciation

  Investment Focus Equity securities of small cap U.S. issuers

  Share Price Volatility High

  Principal Investment Strategy Investing in equity securities of smaller companies that are expected to achieve substantial long-term earnings growth

  Investor Profile Investors seeking capital appreciation through a diversified portfolio of securities, and who are willing to tolerate the risks of investing in smaller companies

Investment Objective
The Small Cap Fund seeks long-term capital appreciation by investing primarily in companies with capitalization of $1.5 billion or less.

Investment Strategy of the Small Cap Fund
Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets in equity securities of smaller U.S.-based companies. The small cap companies in which the Fund invests currently have market capitalizations of $1.5 billion or less. These companies tend to be in the early stages of development and the Adviser believes they have the potential to achieve substantial long-term earnings growth.

In selecting investments for the Fund, the Adviser applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values. Generally, the Fund invests in companies with market capitalizations of $1.5 billion or less, but the Adviser also considers, to a lesser degree, larger or more mature companies engaged in new or higher growth operations that the Adviser believes will result in accelerated earnings growth.

Principal Risks of Investing in the Small Cap Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993   1994   1995    1996    1997    1998     1999    2000     2001  2002
------ -----  ------  ------  ------  -------  ------  ------   ----- -------
27.91% 5.30%  22.81%  -2.30%  14.21%  -12.38%  29.71%  -0.92%   1.95% -19.38%

                           Best Quarter Worst Quarter
                              25.80%      (24.77)%
                            (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2003 was 17.27%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Russell 2000 Index. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                          1 Year 5 Years 10 Years
               --------------------------------------------------
               Small Cap Fund
                 Return Before Taxes    (19.38)% (1.54)%    5.50%
                 Return After Taxes on
                   Distributions        (19.38)% (1.97)%    4.78%
                 Return After Taxes on
                   Sales of Fund Shares (11.90)% (1.22)%    4.37%
               Russell 2000 Index
                 (reflects no deduction
                 for fees, expenses, or
                 taxes)*                (20.48)% (1.36)%    7.16%

* The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                            0.60%
Other Expenses                             0.43%
-------------------------------------------------
Total Annual Fund Operating Expenses       1.03%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.84%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $105   $328    $569    $1,259

                                    [GRAPHIC]




Value and Restructuring Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks of companies which the Adviser believes are undervalued by the market and whose share prices are expected to benefit from the value created through restructuring or industry consolidation

  Investor Profile Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to bear the risks of investing in equity securities

Investment Objective
The Value and Restructuring Fund seeks long-term capital appreciation by investing in companies which will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Investment Strategy of the Value and Restructuring Fund
The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company's assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks of Investing in the Value and Restructuring Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that equity securities of issuers expected to experience a restructuring or business combination may underperform other segments of the equity market or the equity markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993    1994     1995     1996    1997    1998    1999   2000    2001    2002
------   -----   ------   ------  ------  ------  ------  -----  ------ -------
39.95%   2.60%   38.80%   25.05%  33.56%  10.32%  41.97%  7.21%  -4.96% -23.32%


                           Best Quarter Worst Quarter
                              28.03%      (20.46)%
                            (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2003 was 18.19%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                           1 Year 5 Years 10 Years
------------------------------------------------------------------
Value and Restructuring Fund
  Return Before Taxes                    (23.32)%  4.12%   15.08%
  Return After Taxes in Distributions    (23.47)%  3.81%   14.46%
  Return After Taxes in Distributions
    and Sale of Fund Shares              (14.31)%  3.22%   12.82%
Russell 1000 Value Index (reflects no
  deduction for fees, expenses, or
  taxes)*                                (15.52)%  1.16%   10.81%

* The Russell 1000 Value Index is an unmanaged index composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                              0.60%
Other Expenses                               0.53%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.13%
  Fee Waivers and Expense Reimbursements   (0.14)%*
---------------------------------------------------
  Net Annual Fund Operating Expenses         0.99%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.99%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $101   $345    $609    $1,362

                                    [GRAPHIC]




Mid Cap Value Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks that the Adviser believes are undervalued by the market

  Investor Profile Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Mid Cap Value Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval.

Investment Strategy of the Mid Cap Value Fund
Under normal circumstances, the Mid Cap Value Fund invests at least 80% of its net assets in mid cap equity securities. The mid cap companies in which the Fund invests currently have market capitalizations in the range of $1.5 billion and $5 billion. The Fund invests primarily in common stocks of U.S. and, to a lesser extent, foreign companies that the Adviser believes are undervalued at current market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and the Fund may invest in companies of any size, including small, high growth companies.

In selecting investments for the Fund, the Adviser combines fundamental research with valuation constraints to identify companies trading at what the Adviser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value.

Principal Risks of Investing in the Mid Cap Value Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that its undervalued mid cap equity securities may underperform other segments of the equity market or the equity markets as a whole.

The mid and smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid and small cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid and small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund also may be subject to risks particular to its investments in foreign companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

               [CHART]

 1997    1998    1999   2000   2001     2002
------  ------  ------  -----  -----  -------
27.53%  20.11%  34.44%  4.22%  8.43%  -15.75%

                           Best Quarter Worst Quarter
                              26.76%      (20.67)%
                            (12/31/99)    (9/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 16.78%.

This table compares the average annual total returns of the Fund's shares for the periods ended December 31, 2002 to the Russell Mid Cap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                  Since
                                              1 Year 5 Years  Inception
          -------------------------------------------------------------
          Mid Cap Value Fund (Shares)
             Return Before Taxes            (15.75)%  8.98%    13.22%*
             Return After Taxes
              on Distributions              (15.80)%  5.77%    10.37%*
             Return After Taxes
              on Distributions and Sale
              of Fund Shares                 (9.67)%  6.75%    10.50%*
          Russell Mid Cap Value Index
           (reflects no deduction for fees,
           expenses, or taxes)***            (9.65)%  2.95%     8.76%**

   *Since June 1, 1996
  **Since May 31, 1996
 ***The Russell Mid Cap Value Index measures the performance of medium-sized, value-oriented securities.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

            Management Fees                                 0.65%
            Other Expenses                                  0.63%
            Distribution (12b-1) Fees                       0.00%**
            -------------------------------------------------------
            Total Annual Fund Operating
             Expenses                                       1.28%
               Fee Waivers and Expense Reimbursements     (0.29)%*
            -------------------------------------------------------
               Net Annual Fund Operating
                Expenses                                    0.99%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.99%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser" and "Distribution of Fund Shares."
** The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $101   $377    $674    $1,520

                                    [GRAPHIC]




Energy and Natural Resources Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of U.S. and foreign energy and natural resources companies

  Share Price Volatility High

  Principal Investment Strategy Investing in equity securities of U.S. and foreign issuers engaged in the energy and natural resources groups of industries

  Investor Profile Investors seeking long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of energy and natural resources companies


Investment Objective
The Energy and Natural Resources Fund seeks long-term capital appreciation by investing primarily in companies that are in the energy and other natural resources groups of industries. The Fund may also invest, to a more limited extent, in gold and other precious metal bullion and coins.

Investment Strategy of the Energy and Natural Resources Fund
Under normal circumstances, the Energy and Natural Resources Fund invests at least 80% of its net assets in equity securities of U.S. and, to a lesser extent, foreign companies engaged in the energy and natural resources industries. These companies include those engaged in the discovery, development, production or distribution of energy or other natural resources and companies that develop technologies and furnish energy and natural resource supplies and services to these companies. In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Energy companies normally will constitute a significant portion of the Fund's investments, and the Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. The Fund also may invest a portion of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. The Fund invests in companies of any size, including small, high growth companies.

Principal Risks of Investing in the Energy and Natural Resources Fund
The Fund is subject to the risk that the securities of issuers engaged in the energy and natural resources industries that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller

--------------------------------------------------------------------------------

capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993   1994    1995   1996   1997    1998    1999   2000   2001     2001
------ ------- ------ ------ ------ -------- ------ ------ ------- -------
14.69% -2.70%  20.11% 38.38% 18.31% -15.87%  27.30% 42.56% -13.70% -10.14%

                           Best Quarter Worst Quarter
                              21.22%      (18.86)%
                            (3/31/00)     (9/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 10.16%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                             1 Year 5 Years 10 Years
           ---------------------------------------------------------
           Energy and Natural Resources
            Fund
              Return Before Taxes          (10.14)%   3.44%  10.02%
              Return After Taxes
               on Distributions            (10.27)%   2.21%   8.60%
              Return After Taxes
               on Distributions and Sale
               of Fund Shares               (6.22)%   2.37%   7.93%
           Standard & Poor's 500
            Composite Stock Price
            Index (reflects no deduction
            for fees, expenses, or taxes)* (22.10)% (0.58)%   9.34%

* The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees               0.60%
Other Expenses                0.57%
------------------------------------
Total Annual Fund Operating
 Expenses                     1.17%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.25%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.99%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $119   $372    $644    $1,420

                                    [GRAPHIC]




Real Estate Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income and long-term capital appreciation

  Investment Focus Equity securities of companies engaged in the real estate business

  Share Price Volatility High

  Principal Investment Strategy Investing in equity securities of real estate investment trusts (REITs) and other issuers engaged in the real estate industry

  Investor Profile Investors seeking current income and long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of real estate issuers

Investment Objective
The Real Estate Fund seeks current income and long-term capital appreciation by investing in real estate investment trusts (REITs) and other companies principally engaged in the real estate business. This objective may be changed without shareholder approval.

Investment Strategy of the Real Estate Fund
Under normal circumstances, the Real Estate Fund invests at least 80% of its net assets in REITs and other publicly-traded equity securities of U.S. and, to a lesser extent, foreign companies engaged in the real estate industry. REITs pool investors' funds for investment directly in real estate (equity REITs), real estate loans (mortgage REITs), or a combination of the two (hybrid REITs). The Fund intends to invest primarily in equity and hybrid REITs. REITs generally are income producing investments. The Fund also invests in other issuers engaged in the real estate business, such as developers, mortgage lenders and servicers, construction companies and building material suppliers.

The Adviser takes a long-term approach to managing the Fund and seeks to identify companies with characteristics that will lead to above-average earnings growth. The Adviser analyzes demographic and macroeconomic factors to determine regional allocations. Based on its regional allocations, the Adviser selects particular investments based on its analysis of valuation relative to underlying real estate values.

Principal Risks of Investing in the Real Estate Fund
The Fund is subject to the risk that the securities of issuers in the real estate industry that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund's investments in the securities of REITs and companies principally engaged in the real estate industry may subject the Fund to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

--------------------------------------------------------------------------------


The Fund also may be subject to risks particular to its investments in foreign companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

              [CHART]

  1998     1999     2000    2001    2002
--------  -------  ------  ------  ------
-13.55%    -7.30%  27.58%  13.02%   4.13%

             Best Quarter                Worst Quarter
                10.79%                     (10.55)%
               (6/30/99)                   (9/30/99)

The Fund's performance for the six month period ending June 30, 2003 was 10.22%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Morgan Stanley REIT Index and the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        Since
                                                     1 Year 5 Years Inception
-----------------------------------------------------------------------------
Real Estate Fund
  Return Before Taxes                                 4.13%   3.77%   4.25%*
  Return After Taxes on Distributions                 2.70%   1.84%   2.31%*
  Return After Taxes on Distributions and Sale of
    Fund Shares                                       2.55%   1.97%   2.30%*
Morgan Stanley REIT Index (reflects no deduction
 for fees, expenses, or taxes)***                     3.64%   3.30%   3.33%**
Standard & Poor's 500 Composite Stock Price Index
 (reflects no deduction for fees, expenses, or
 taxes)****                                        (22.10)% (0.58)% (0.02)%**

   *Since October 1, 1997
  **Since September 30, 1997
 ***The Morgan Stanley REIT Index is a unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
****The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                    1.00%
Other Expenses                     0.36%
-----------------------------------------
Total Annual Fund Operating
 Expenses                          1.36%
   Fee Waivers and Expense
    Reimbursements               (0.16)%*
-----------------------------------------
   Net Annual Fund Operating
    Expenses                       1.20%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.20%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                 1 Year 3 Years 5 Years 10 Years
                                               ---------------------------------
                                                  $122   $415    $729    $1,621

                                    [GRAPHIC]




Biotechnology Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior, long-term capital appreciation

  Investment Focus Common stocks of biotechnology companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks of companies principally engaged in the research, development and manufacture of various biotechnological products, services and processes

  Investor Profile Investors seeking capital appreciation, and who are willing to accept the risks of investing in a non-diversified portfolio of biotechnology companies

Investment Objective
The Biotechnology Fund seeks superior, long-term capital appreciation.

Investment Strategy of the Biotechnology Fund
Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of U.S., and to a lesser extent, foreign companies principally engaged in the research, development and manufacture of various biotechnological products, services and processes, and whose long-term growth prospects, in the Adviser's opinion, appear to exceed the overall market. For example, the Fund may invest in companies involved with developments and applications in such areas as human health care, pharmaceuticals, agriculture, chemicals, medicine/surgery and industrial-oriented companies. In addition, investments may include securities of companies that: manufacture biotechnological and biomedical products, including devices and instruments; provide biotechnological processes or services; provide scientific and technological advances in biotechnology; and develop new or experimental technologies, such as genetic engineering. The Fund may also invest in securities of companies that distribute biotechnological and biomedical products, including devices and instruments, and companies that benefit significantly from scientific and technological advances in biotechnology.

The Fund may invest in companies of any size, including small, high-growth companies and medium size companies.

In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify biotechnology companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Principal Risks of Investing in the Biotechnology Fund
Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based on speculation and expectations about future products, research progress and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

The Fund is subject to the risk that the securities of issuers engaged in the biotechnology sector of the economy that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to adverse market conditions affecting that sector, such as patent considerations, intense competition and/or rapid technological change and obsolescence affecting that sector. The biotechnology sector also is subject to extensive government regulatory requirements, regulatory approval for new drugs and medical products, product liability and similar matters. As these factors impact the biotechnology sector, the value of securities of biotechnology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. In addi-

--------------------------------------------------------------------------------

tion, biotechnology companies can have persistent losses during a new product's transition from development to production, and revenue patterns can be erratic. As a result, the Fund's investment in biotechnology companies may subject it to more volatile price movements than an investment in a more diversified securities portfolio.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller capitalization companies. These stocks may be more volatile than other equity securities, and the risks associated with them are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

     [CHART]

  2001      2002
--------  --------
-21.87%   -48.35%


                           Best Quarter Worst Quarter
                              29.08%      (35.63)%
                            (12/31/01)    (6/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 20.21%.

This table compares the Fund's average annual total return for the periods ended December 31, 2002 to those of the NASDAQ Biotechnology Index and the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                 1 Year Since Inception
         --------------------------------------------------------------
         Biotechnology Fund
           Return Before Taxes                 (48.35)%     (36.40)%*
           Return After Taxes
             on Distributions                  (48.35)%     (36.42)%*
           Return After Taxes
             on Distributions and
             Sale of Fund Shares               (29.69)%     (27.63)%*
         NASDAQ Biotechnology Index (reflects
           no deduction for fees, expenses, or
           taxes)**                            (45.33)%     (32.31)%*
         Standard & Poor's 500 Composite
           Stock Price Index (reflects no
           deduction for fees, expenses, or
           taxes)***                           (22.10)%     (17.15)%*

  *Since December 31, 2000
 **The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. ***The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                 1.00%
Other Expenses                  0.48%
--------------------------------------
Total Annual Fund Operating
  Expenses                      1.48%
  Fee Waivers and Expense
    Reimbursements            (0.23)%*
--------------------------------------
  Net Annual Fund Operating
    Expenses                    1.25%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.25%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 1.24%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $127   $445    $786    $1,749

More Information About Risk

Equity Risk
(All Funds)--Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Small Cap Risk
(Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Mid Cap Value Fund, Energy and Natural Resources Fund and Biotechnology Fund)--The smaller capitalization companies in which the Funds may invest, which generally have market capitalizations up to $1.5 billion, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Mid Cap Risk
(Blended Equity Fund, Optimum Growth Fund, Value and Restructuring Fund, Mid Cap Value Fund, Energy and Natural Resources Fund and Biotechnology Fund)--The medium capitalization companies in which the Funds may invest, which generally have market capitalizations between $1.5 billion and $5 billion, may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Mortgage-Backed Securities
(Real Estate Fund)--Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Technology Risk
(Blended Equity Fund, Large Cap Growth Fund, Optimum Growth Fund, Small Cap Fund, Value and Restructuring Fund, Mid Cap Value Fund and Biotechnology
Fund)--The Funds may invest in securities of issuers engaged in the

--------------------------------------------------------------------------------

technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund's investment in technology companies may subject it to more volatile price movements.

Foreign Security Risks
(All Funds)--Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk
(All Funds)--Investments in foreign securities denominated in foreign currencies involve additional risks, including:

  . A Fund may incur substantial costs in connection with conversions between various currencies.

  . Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statements of Additional Information.

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objective. The Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served 8.0 million active accounts with $798.2 billion in customer assets.

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United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On March 31, 2003, U.S. Trust had approximately $79 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Adviser and establish policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2003, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Blended Equity Fund               0.65%
Large Cap Growth Fund             0.62%
Optimum Growth Fund               0.46%
Small Cap Fund                    0.41%
Value and Restructuring Fund      0.49%
Mid Cap Value Fund                0.42%
Energy and Natural Resources Fund 0.48%
Real Estate Fund                  0.84%
Biotechnology Fund                0.71%

--------
For the period commencing on the date of this Prospectus and ending on March 31, 2004, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Funds' net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2004. In addition, the agreement will renew automatically for the Funds' next fiscal year unless the Adviser or Excelsior Funds, Inc. and Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Funds' next fiscal year.

Portfolio Managers
Leigh H. Weiss and Bruce Tavel have served as the Blended Equity Fund's portfolio co-managers since 1997. Mr. Weiss and Mr. Tavel are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Weiss, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. Prior to joining U.S. Trust, Mr. Weiss was a portfolio manager with Goldman, Sachs & Co. Mr. Tavel, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1980.

David J. Williams and Timothy Evnin serve as the Value and Restructuring Fund's portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund's portfolio. He has served as the Fund's portfolio manager or co-manager since the Fund's inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Personal Wealth Management Group, has been with U.S. Trust since 1987.

Douglas H. Pyle and Jennifer Byrne, CFA, serve as the Small Cap Fund's portfolio co-managers. Mr. Pyle is primarily responsible for the day-to-day management of the Fund's portfolio. He is a Managing Director of U.S. Trust Company, and has been with U.S. Trust since 1999. Prior to his employment with U.S. Trust, Mr. Pyle served as Chief Investment Officer of Radnor Capital Management. Prior to joining Radnor Capital Management, he was a general partner and Managing Partner at Cashman, Farrell and Associates. Before that, he was a First Vice President with Shearson Lehman Brothers, where he was responsible for research and portfolio management. Ms. Byrne, a Senior Vice President, oversees institutional client portfolio management at U.S. Trust. Prior to joining U.S. Trust, she held a similar position at Radnor Capital Management. Before that, she was Chief Investment Officer at AMA Investment Advisers where she managed several equity mutual funds and supervised the management of the firm's other funds. Ms. Byrne began her career as a Security Analyst with Butcher & Singer.

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Michael E. Hoover and Brian M. Madonick serve as the Energy and Natural
Resources Fund's portfolio co-managers. Mr. Hoover and Mr. Madonick are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Hoover is a Managing Director and Senior Analyst and has been with U.S. Trust since 1989. He has served as the Fund's portfolio manager or co-manager since 1995. Mr. Madonick, a Senior Vice President in U.S. Trust's Research Division, has been with U.S. Trust since May 2000. He covers a variety of industries within the capital goods market, including electrical equipment, machinery and aerospace/defense. Prior to joining U.S. Trust, Mr. Madonick was an analyst with Bear Stearns & Co., Inc.

Joan Ellis and Tisha Avallone serve as the Real Estate Fund's portfolio co-managers. Ms. Ellis and Ms. Avallone are primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Ellis, a Senior Vice President, has been with U.S. Trust since 1984 and has served as the Fund's manager or co-manager since its inception. Ms. Avallone is a Vice President in U.S. Trust's Equity Research Division. Prior to joining U.S. Trust in 1999, she ran a family-owned wholesale food company. Before that, she spent two years in the corporate lending division of Mellon Bank.

Maria L. Brisbane, CFA, and John F. Lafferty, CFA, serve as the Biotechnology Fund's portfolio co-managers. Ms. Brisbane and Mr. Lafferty are primarily responsible for the day-to-day management of the Fund's portfolio.
Ms. Brisbane, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 1994. Mr. Lafferty, a Senior Vice President and healthcare industry analyst, has been with U.S. Trust since 1998. Prior to joining U.S. Trust, Mr. Lafferty was a Vice President and healthcare industry analyst with J.P. Morgan & Co.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value Fund's portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Personal Wealth Management Group, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

All investment decisions for the Large Cap Growth Fund and Optimum Growth Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell and exchange shares of the Funds.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA # 011000028
DDA # 99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is

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made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

How We Calculate NAV
NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors and the Board of Trustees, as the case may be. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone
..  Systematic Withdrawal Plan, or
..  Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

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The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in our Statement of Additional Information.

How to Exchange Your Shares
You may exchange your Shares on any Business Day for Shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that such exchange would not be in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services
The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of

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purchase, redemption and exchange requests and providing periodic account statements and other administrative services.

Distribution of Fund Shares
The Optimum Growth and Mid Cap Value Funds have adopted a distribution plan that allows shares of the Funds to pay distribution fees for the sale and distribution of their shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Fund's outstanding shares. However, fees are not currently being paid under the distribution plan. If the distribution plan is ever implemented, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of a Fund's assets continuously.

The Funds' distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
Each Fund distributes dividends from its income quarterly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds' Statements of Additional Information.

28

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Financial Highlights
The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into the Funds' Statements of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).

BLENDED EQUITY FUND

                                                                         Year Ended March 31,
                                                           ------------------------------------------------
                                                                 2003      2002       2001     2000     1999
                                                           ---------  --------  ---------  -------  -------
Net Asset Value, Beginning of Year........................ $   35.17  $  35.99  $   50.63  $ 42.51  $ 36.12
                                                           ---------  --------  ---------  -------  -------
Income From Investment Operations
  Net Investment Income...................................      0.17      0.10       0.01     0.03     0.11
  Net Gains (Losses) on Investments (both realized and
    unrealized)...........................................     (7.97)    (0.67)    (13.31)    9.54     6.90
                                                           ---------  --------  ---------  -------  -------
  Total From Investment Operations........................     (7.80)    (0.57)    (13.30)    9.57     7.01
                                                           ---------  --------  ---------  -------  -------
Less Distributions
  Dividends From Net Investment Income....................     (0.15)    (0.08)     (0.01)   (0.06)   (0.13)
  Distributions From Net Realized Gain on Investments.....     (1.55)    (0.17)     (1.33)   (1.39)   (0.49)
                                                           ---------  --------  ---------  -------  -------
  Total Distributions.....................................     (1.70)    (0.25)     (1.34)   (1.45)   (0.62)
                                                           ---------  --------  ---------  -------  -------
Net Asset Value, End of Year.............................. $   25.67  $  35.17  $   35.99  $ 50.63  $ 42.51
                                                           =========  ========  =========  =======  =======
Total Return..............................................  (22.45)%   (1.58)%   (26.72)%   22.90%   19.65%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................. $  469.01  $ 683.10  $  724.18  $993.41  $720.27
  Ratio of Net Operating Expenses to Average Net Assets...     0.96%     0.97%      0.99%    0.97%    0.95%
  Ratio of Gross Operating Expenses to Average Net Assets1     1.11%     1.08%      1.06%    1.02%    1.01%
  Ratio of Net Investment Income to Average Net Assets....     0.59%     0.29%      0.03%    0.08%    0.29%
  Portfolio Turnover Rate.................................     36.0%     43.0%      36.0%    24.0%    20.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

          ----------------------------------------------------------------------



LARGE CAP GROWTH FUND

                                                                         Year Ended March 31,
                                                        ------------------------------------------------------
                                                                 2003    2002       2001      2000      1999
                                                        ---------     ---------  ---------  --------  --------
Net Asset Value, Beginning of Year..................... $    8.83     $   10.06  $   18.98  $  14.30  $   8.51
                                                        ---------     ---------  ---------  --------  --------
Income From Investment Operations
  Net Investment Loss..................................     (0.01)/2/     (0.06)     (0.08)    (0.06)    (0.03)
  Net Gains (Losses) on Investments (both realized
    and unrealized)....................................     (3.03)/2/     (1.17)     (8.84)     4.74      5.82
                                                        ---------     ---------  ---------  --------  --------
  Total From Investment Operations.....................     (3.04)        (1.23)     (8.92)     4.68      5.79
                                                        ---------     ---------  ---------  --------  --------
Net Asset Value, End of Year........................... $    5.79     $    8.83  $   10.06  $  18.98  $  14.30
                                                        =========     =========  =========  ========  ========
Total Return...........................................  (34.43)%      (12.23)%   (47.00)%    32.73%    68.04%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).............. $   73.89     $  189.25  $  277.50  $ 498.31  $ 251.55
  Ratio of Net Operating Expenses to Average Net Assets     1.04%         1.00%      1.01%     1.01%     1.04%
  Ratio of Gross Operating Expenses to Average Net
    Assets/1/..........................................     1.21%         1.10%      1.08%     1.07%     1.08%
  Ratio of Net Investment Loss to Average Net Assets...   (0.21)%       (0.50)%    (0.50)%   (0.48)%   (0.53)%
  Portfolio Turnover Rate..............................     56.0%         10.0%      20.0%     20.0%      4.0%

--------
Notes:
1.Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.
2.For comparative purposes per share amounts are based on average shares outstanding.

--------------------------------------------------------------------------------

OPTIMUM GROWTH FUND

                                                                               Year Ended March 31,
                                                             --------------------------------------------------------
                                                                   2003      2002          2001      2000      1999
                                                             ---------     --------     ---------  --------  --------
Net Asset Value, Beginning of Year.......................... $   11.76     $  12.94     $   30.57  $  27.40  $  16.31
                                                             ---------     --------     ---------  --------  --------
Income From Investment Operations
  Net Investment Loss.......................................     (0.01)/1/    (0.20)/1/     (0.10)    (0.11)    (0.06)
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................     (3.59)/1/    (0.98)/1/    (12.08)     7.16     11.15
                                                             ---------     --------     ---------  --------  --------
  Total From Investment Operations..........................     (3.60)       (1.18)       (12.18)     7.05     11.09
                                                             ---------     --------     ---------  --------  --------
Less Distributions
  Dividends From Net Investment Income......................     (0.00)/3/     0.00          0.00      0.00      0.00
  Distributions From Net Realized Gains on Investments......      0.00         0.00         (5.45)    (3.88)     0.00
                                                             ---------     --------     ---------  --------  --------
  Total Distributions.......................................      0.00         0.00         (5.45)    (3.88)     0.00
                                                             ---------     --------     ---------  --------  --------
Net Asset Value, End of Year................................ $    8.16     $  11.76     $   12.94  $  30.57  $  27.40
                                                             =========     ========     =========  ========  ========
Total Return................................................  (30.60)%      (9.12)%      (45.34)%    27.40%    68.00%
Ratios/Supplemental Data
  Net Assets at end of Period (in millions)................. $    4.86     $   8.75     $   13.25  $  21.97  $  12.41
  Ratio of Net Operating Expenses to Average Net Assets.....     1.04%        1.04%         1.05%     1.05%     1.05%
  Ratio of Gross Operating Expenses to Average Net Assets/2/     1.16%        1.32%         1.20%     1.18%     1.26%
  Ratio of Net Investment Loss to Average Net Assets........   (0.13)%      (0.37)%       (0.53)%   (0.43)%   (0.34)%
  Portfolio Turnover........................................     61.0%        43.0%         46.0%     44.0%     22.0%

--------
Notes:
1.For comparative purposes per share amounts are based on average shares outstanding.
2.Expense ratios before waiver of fees and reimbursement of expenses (if any)
  by investment adviser and administrators.
3.Amount represents less than $0.01 per share.

SMALL CAP FUND

                                                                                        Year Ended March 31,
                                                                       ------------------------------------------------------
                                                                                2003   2002         2001      2000     1999
                                                                       ---------     -------     ---------  ------- ---------
Net Asset Value, Beginning of Year.................................... $   12.19     $ 10.06     $   15.39  $  9.27 $   11.95
                                                                       ---------     -------     ---------  ------- ---------
Income From Investment Operations
  Net Investment Income (Loss)........................................     (0.03)/3/    0.03          0.07     0.00      0.00
  Net Gains (Losses) on Investments (both realized and unrealized)....     (3.69)/3/    2.14         (4.41)    6.12     (2.56)
                                                                       ---------     -------     ---------  ------- ---------
  Total From Investment Operations....................................     (3.72)       2.17         (4.34)    6.12     (2.56)
                                                                       ---------     -------     ---------  ------- ---------
Less Distributions
  Dividends From Net Investment Income................................      0.00       (0.04)/1/     (0.07)    0.00      0.00
  Distributions From Net Realized Gain on Investments.................      0.00        0.00         (0.92)    0.00     (0.12)
                                                                       ---------     -------     ---------  ------- ---------
  Total Distributions.................................................      0.00       (0.04)/1/     (0.99)    0.00     (0.12)
                                                                       ---------     -------     ---------  ------- ---------
Net Asset Value, End of Year.......................................... $    8.47     $ 12.19     $   10.06  $ 15.39 $    9.27
                                                                       =========     =======     =========  ======= =========
Total Return..........................................................  (30.52)%      21.61%      (28.69)%   65.91%  (21.41)%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)............................. $  156.32     $171.60     $   87.18  $107.94 $   43.79
  Ratio of Net Operating Expenses to Average Net Assets...............     0.83%       0.84%         0.89%    0.92%     0.94%
  Ratio of Gross Operating Expenses to Average Net Assets/2/..........     1.05%       0.98%         1.04%    1.03%     1.05%
  Ratio of Net Investment Income (Loss) to Average Net Assets.........   (0.31)%       0.19%         0.57%    0.01%   (0.04)%
  Portfolio Turnover Rate.............................................    105.0%      144.0%        132.0%   134.0%    115.0%

--------
Notes:
1.Includes a return of capital of $(0.01).
2.Expense ratios before waiver of fees and reimbursement of expenses (if any)
  by investment adviser and administrators.
3.For comparative purposes per share amounts are based on average shares outstanding.

--------------------------------------------------------------------------------

VALUE AND RESTRUCTURING FUND

                                                                             Year Ended March 31,
                                                             ---------------------------------------------------
                                                                   2003    2002       2001       2000      1999
                                                             ---------  ---------  ---------  ---------  -------
Net Asset Value, Beginning of Year.......................... $   32.63  $   30.69  $   33.89  $   23.88  $ 23.79
                                                             ---------  ---------  ---------  ---------  -------
Income From Investment Operations
  Net Investment Income.....................................      0.17       0.08       0.60       0.07     0.13
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................     (9.01)      1.94      (3.21)     10.03     0.21
                                                             ---------  ---------  ---------  ---------  -------
  Total From Investment Operations..........................     (8.84)      2.02      (2.61)     10.10     0.34
                                                             ---------  ---------  ---------  ---------  -------
Less Distributions
  Dividends From Net Investment Income......................     (0.13)     (0.08)     (0.59)     (0.09)   (0.11)
  Distributions From Net Realized Gain on Investments.......      0.00       0.00       0.00       0.00    (0.14)
                                                             ---------  ---------  ---------  ---------  -------
  Total Distributions.......................................     (0.13)     (0.08)     (0.59)     (0.09)   (0.25)
                                                             ---------  ---------  ---------  ---------  -------
Net Asset Value, End of Year................................ $   23.66  $   32.63  $   30.69  $   33.89  $ 23.88
                                                             =========  =========  =========  =========  =======
Total Return................................................  (27.13)%      6.60%    (7.74)%     42.41%    1.48%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................... $1,558.72  $2,408.05  $1,822.71  $1,207.24  $594.62
  Ratio of Net Operating Expenses to Average Net Assets.....     0.99%      0.94%      0.95%      0.90%    0.93%
  Ratio of Gross Operating Expenses to Average Net Assets1..     1.12%      1.02%      1.02%      1.03%    1.07%
  Ratio of Net Investment Income to Average Net Assets......     0.65%      0.27%      1.66%      0.25%    0.59%
  Portfolio Turnover Rate...................................     16.0%       8.0%      15.0%      20.0%    43.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

MID CAP VALUE FUND

                                                                            Year Ended March 31,
                                                             --------------------------------------------------
                                                                      2003   2002       2001     2000     1999
                                                             ---------     -------    --------  -------  ------
Net Asset Value, Beginning of Year.......................... $   13.29     $ 11.99    $  21.34  $ 15.35  $16.11
                                                             ---------     -------    --------  -------  ------
Income From Investment Operations:
  Net Investment Income.....................................      0.02/1/     0.27/1/     0.37     0.01    0.08
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................     (3.05)/1/    1.41/1/    (1.27)    6.35    0.55
                                                             ---------     -------    --------  -------  ------
  Total From Investment Operations..........................     (3.03)       1.68       (0.90)    6.36    0.63
                                                             ---------     -------    --------  -------  ------
Less Distributions:
  Dividends From Net Investment Income......................     (0.02)      (0.02)      (0.37)   (0.05)  (0.07)
  Distributions From Net Realized Gains on Investments......      0.00       (0.36)      (8.08)   (0.32)  (1.32)
                                                             ---------     -------    --------  -------  ------
  Total Distributions.......................................     (0.02)      (0.38)      (8.45)   (0.37)  (1.39)
                                                             ---------     -------    --------  -------  ------
Net Asset Value, End of Year................................ $   10.24     $ 13.29    $  11.99  $ 21.34  $15.35
                                                             =========     =======    ========  =======  ======
Total Return................................................  (22.81)%      14.23%     (0.84)%   41.60%   4.59%
Ratios/Supplemental Data
  Net Assets at end of Period (in millions)................. $   81.15     $ 50.48    $   2.37  $  0.34  $ 0.13
  Ratio of Net Operating Expenses to Average Net Assets.....     1.01%       1.05%       1.03%    1.05%   1.05%
  Ratio of Gross Operating Expenses to Average Net Assets/2/     1.15%       1.16%       1.26%    1.20%   1.32%
  Ratio of Net Investment Income to Average Net Assets......     0.20%       0.59%       0.97%    0.02%   0.53%
  Portfolio Turnover........................................     28.0%       24.0%       95.0%    45.0%   55.0%

--------
Notes: 1. For comparative purposes per share amounts are based on average shares outstanding. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

ENERGY AND NATURAL RESOURCES FUND

                                                                           Year Ended March 31,
                                                             ------------------------------------------------
                                                                   2003      2002     2001     2000       1999
                                                             ---------  --------  -------  -------  ---------
Net Asset Value, Beginning of Year.......................... $   14.40  $  15.41  $ 15.21  $ 11.02  $   12.66
                                                             ---------  --------  -------  -------  ---------
Income From Investment Operations
  Net Investment Income.....................................      0.04      0.10     0.07     0.04       0.10
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................     (2.67)    (0.58)    1.60     4.72      (1.65)
                                                             ---------  --------  -------  -------  ---------
  Total From Investment Operations..........................     (2.63)    (0.48)    1.67     4.76      (1.55)
                                                             ---------  --------  -------  -------  ---------
Less Distributions
  Dividends From Net Investment Income......................     (0.05)    (0.10)   (0.07)   (0.06)     (0.09)
  Distributions From Net Realized Gain on Investments.......      0.00     (0.43)   (1.40)   (0.51)      0.00
                                                             ---------  --------  -------  -------  ---------
  Total Distributions.......................................     (0.05)    (0.53)   (1.47)   (0.57)     (0.09)
                                                             ---------  --------  -------  -------  ---------
Net Asset Value, End of Year................................ $   11.72  $  14.40  $ 15.41  $ 15.21  $   11.02
                                                             =========  ========  =======  =======  =========
Total Return................................................  (18.30)%   (2.82)%   11.98%   44.61%   (12.23)%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................... $   92.44  $ 129.17  $102.85  $ 71.13  $   43.02
  Ratio of Net Operating Expenses to Average Net Assets.....     1.01%     0.98%    0.99%    0.97%      0.98%
  Ratio of Gross Operating Expenses to Average Net Assets/1/     1.19%     1.12%    1.05%    1.08%      1.09%
  Ratio of Net Investment Income to Average Net Assets......     0.35%     0.77%    0.46%    0.37%      0.97%
  Portfolio Turnover Rate...................................     78.0%     73.0%    59.0%   138.0%      96.0%

--------
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

REAL ESTATE FUND

                                                                            Year Ended March 31,
                                                           ------------------------------------------------------
                                                               2003        2002        2001       2000       1999
                                                           --------     -------     -------     ------  ---------
Net Asset Value, Beginning of Year........................ $   7.10     $  6.09     $  5.21     $ 5.50  $    7.05
                                                           --------     -------     -------     ------  ---------
Income From Investment Operations
  Net Investment Income...................................     0.28/3/     0.31        0.33       0.34       0.33
  Net Gains (Losses) on Investments (both realized and
    unrealized)...........................................    (0.52)/3/    1.01        0.89      (0.31)     (1.55)
                                                           --------     -------     -------     ------  ---------
  Total From Investment Operations........................    (0.24)       1.32        1.22       0.03      (1.22)
                                                           --------     -------     -------     ------  ---------
Less Distributions
  Dividends From Net Investment Income....................    (0.25)      (0.31)/1/   (0.34)/1/  (0.32)     (0.33)
                                                           --------     -------     -------     ------  ---------
  Total Distributions.....................................    (0.25)      (0.31)      (0.34)     (0.32)     (0.33)

                                                           --------     -------     -------     ------  ---------
Net Asset Value, End of Year.............................. $   6.61     $  7.10     $  6.09     $ 5.21  $    5.50
                                                           ========     =======     =======     ======  =========
Total Return..............................................  (3.49)%      22.37%      24.03%      0.58%   (17.55)%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................. $  79.37     $ 91.31     $ 44.24     $33.70  $   32.84
  Ratio of Net Operating Expenses to Average Net Assets...    1.17%       1.20%       1.20%      1.20%      1.20%
  Ratio of Gross Operating Expenses to Average Net Assets2    1.23%       1.33%       1.36%      1.41%      1.43%
  Ratio of Net Investment Income to Average Net Assets....    4.09%       4.53%       5.52%      6.17%      5.37%
  Portfolio Turnover Rate.................................    23.0%       25.0%       29.0%      27.0%      28.0%

--------
Notes: 1. Includes a return of capital of $(0.08) and $(0.02) for the years ended March 31, 2001 and March 31, 2002, respectively. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators. 3. For comparative purposes per share amounts are based on average shares outstanding.

BIOTECHNOLOGY FUND

                                                                Year Ended March 31,   Period Ended
                                                              -----------------------     March 31,
                                                                   2003          2002        20011
                                                              ---------     ---------  ------------
Net Asset Value, Beginning of Period......................... $    4.49     $    5.09   $    7.00
                                                              ---------     ---------   ---------
Investment Operations:
  Net Investment Income (Loss)...............................     (0.03)/5/     (0.02)       0.01
  Net Realized and Unrealized Loss on Investments............     (1.86)/5/     (0.57)      (1.92)
                                                              ---------     ---------   ---------
Total From Investment Operations.............................     (1.89)        (0.59)      (1.91)
                                                              ---------     ---------   ---------
Less Distributions
  From Net Investment Income.................................      0.00         (0.01)       0.00
                                                              ---------     ---------   ---------
Total Distributions..........................................      0.00         (0.01)       0.00
                                                              ---------     ---------   ---------
Net Asset Value, End of Period............................... $    2.60     $    4.49   $    5.09
                                                              =========     =========   =========
Total Return.................................................  (42.09)%      (11.64)%    (27.29)%2
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).................... $   21.98     $   42.21   $   15.26
  Ratio of Net Operating Expenses to Average Net Assets......     1.18%         1.24%       1.25%/3/
  Ratio of Gross Operating Expenses to Average Net Assets4...     1.22%         1.44%       2.19%3
  Ratio of Net Investment Income (Loss) to Average Net Assets   (0.91)%       (0.74)%       1.11%3
  Portfolio Turnover Rate....................................     22.0%         32.0%        2.0%/3/

--------
Notes: 1. Commenced operations on December 31, 2000. 2. Not annualized. 3. Annualized. 4. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators. 5. For comparative purposes per share amounts are based on average shares outstanding.

Excelsior Funds, Inc.
Excelsior Funds Trust

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company, N.A.
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)
The SAIs dated July 29, 2003 include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s and Excelsior Funds Trust's Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PRODE0703
38305

                                                         Pursuant to Rule 497(c)
                                                      Registration No. 002-92665
                                    [Graphic]



Excelsior Institutional Shares

Prospectus

July 29, 2003

Excelsior Funds, Inc.

Value and Restructuring Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company, N.A.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] Excelsior Funds banner logo

Table of Contents

Excelsior Funds, Inc. is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Value and Restructuring Fund (the Fund) that you should know before investing. The Fund offers two classes of shares: Institutional Shares, which are offered in this prospectus, and Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and returns of the Fund. For more detailed information about the Fund, please see:

                                                                           Page
Value And Restructuring Fund........................................          4
More Information About Risk.........................................          6
More Information About Fund Investments.............................          6
Investment Adviser..................................................          7
Portfolio Manager...................................................          7
Purchasing, Selling And Exchanging Fund Shares......................          7
Dividends And Distributions.........................................         10
Taxes...............................................................         10
Financial Highlights................................................         11
How to Obtain More Information About Excelsior Funds................ Back Cover

--------------------------------------------------------------------------------

Introduction -- Risk/Return

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks for reaching that goal. The investment advisers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser's Equity Investment Philosophy:
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser") manage the Fund's investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with "longer-term investment themes" to assess the investment potential of individual companies. Specific investment selection is a "bottom-up" approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

   Value:
   This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

   Growth:
   This long-term strategy consists of buying and holding equity securities of companies which it believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

   Themes:
   To complete the Adviser's investment philosophy in managing the Fund, the investment strategies discussed above are applied in concert with long-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these long-term trends will enable it to identify companies that are currently benefiting, or will soon benefit, from these trends.

                                    [Graphic]




Value and Restructuring Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks of companies which the Adviser believes are undervalued by the market and whose share prices are expected to benefit from the value created through restructuring or industry consolidation

  Investor Profile Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to bear the risks of investing in equity securities

Investment Objective
The Value and Restructuring Fund seeks long-term capital appreciation by investing in companies which will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Investment Strategy of the Value and Restructuring Fund
The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company's assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

The Fund will sell a portfolio security when the Adviser believes that holding the security is no longer consistent with the Fund's investment objective or when the Adviser believes holding the security is no longer in the best interests of the Fund.

Principal Risks of Investing in the Value and Restructuring Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that equity securities of issuers expected to experience a restructuring or business combination may underperform other segments of the equity market or the equity markets as a whole.

As with any investment, the loss of money is a risk of investing in the Fund.

Performance Information
Institutional Shares of the Fund have not yet commenced operations. For this reason, the performance information shown below is for the Fund's other class of shares (Shares), which is not offered in this prospectus. The Fund's Institutional Shares and Shares would have substantially similar annual returns, because both share classes are invested in the same portfolio of securities. Annual returns will differ only to the extent that Institutional Shares and Shares do not have the same expenses.

--------------------------------------------------------------------------------


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Shares Class from year to year.

                                    [CHART]


 1993   1994    1995    1996    1997    1998    1999   2000    2001     2002
------  -----  ------  ------  ------  ------  ------  -----  ------  -------
39.95%  2.60%  38.80%  25.05%  33.56%  10.32%  41.97%  7.21%  -4.96%  -23.32%
                           Best Quarter Worst Quarter
                              28.03%      (20.46)%
                            (12/31/99)    (9/30/98)

The Shares Class's performance for the six month period ending June 30, 2003 was 18.19%.

This table compares the Shares Class's average annual total returns for the periods ended December 31, 2002 to those of the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                1 Year 5 Years 10 Years
-------------------------------------------------------
Value and Restructuring
  Fund (Shares)
 Return Before Taxes          (23.32)%  4.12%   15.08%
 Return After Taxes on
   Distributions              (23.47)%  3.81%   14.46%
 Return After Taxes on
   Distributions and
   Sale of Fund Shares        (14.31)%  3.22%   12.82%
 Russell 1000 Value Index
   (reflects no deduction for
   fees, expenses, or taxes)* (15.52)%  1.16%   10.81%

* The Russell 1000 Value Index is an unmanaged index composed of the 1000 companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 3000 Index. The Russell 3000 Index is composed of 3000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                            Institutional
                                   Shares
-----------------------------------------
Management Fees                  0.60%
Other Expenses                   0.28%
-----------------------------------------
Total Annual Fund Operating
  Expenses                       0.88%
  Fee Waivers and Expense      (0.14)%*
    Reimbursements
-----------------------------------------
  Net Annual Fund Operating
    Expenses                     0.74%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.74%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

       Institutional Shares
---------------------------------
  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $76    $267    $474    $1,071

--------------------------------------------------------------------------------


More Information About Risk

Equity Risk
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Small Cap Risk
The smaller capitalization companies in which the Fund may invest, which generally have market capitalizations up to $1.5 billion, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. Small company stocks may be listed on an exchange or traded over the counter.

Mid Cap Risk
The medium capitalization companies in which the Fund may invest, which generally have market capitalizations between $1.5 billion and $5 billion, may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Technology Risk
The Fund may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Fund invests in issuers conducting business in the technology market sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, the Fund's investment in technology companies may subject it to more volatile price movements.

Foreign Security Risks
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk
  Investments in foreign securities denominated in foreign currencies involve additional risks, including:

  . The Fund may incur substantial costs in connection with conversions between various currencies.

  . Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information.

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund's objective. The Fund may not achieve its goal when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

--------------------------------------------------------------------------------


Investment Adviser
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served 8.0 million active accounts with $798.2 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On March 31, 2003, U.S. Trust had approximately $79 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2003, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, at the rate of 0.49%.

For the period commencing on the date of this prospectus and ending on March 31, 2004, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Fund's net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2004. In addition, the agreement will renew automatically for the Fund's next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund's next fiscal year.

Portfolio Manager
David J. Williams and Timothy Evnin serve as the Value and Restructuring Fund's portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund's portfolio. He has served as the Fund's portfolio manager or co-manager since the Fund's inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Personal Wealth Management Group, has been with U.S. Trust since 1987. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell and exchange Institutional Shares of the Fund.

Institutional Shares
..  No Sales Charge
..  No 12b-1 fees
..  No minimum initial or subsequent investment

Institutional Shares are offered only to qualified institutional investors. Qualified institutional investors include, but are not limited to, qualified and non-qualified em-

--------------------------------------------------------------------------------

ployee benefit plans (including but not limited to, Defined Benefit Plans, Defined Contribution, Money Purchase, 401(k) Plans), Foundations and Endowments, and corporate capital and cash management accounts. The Adviser reserves the right to determine which potential investors qualify for investment in this class of the Fund. For more information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the Fund on the check. The Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA #011000028
DBA #99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when the application and related documents are properly completed, signed and received.

The Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

How We Calculate NAV
NAV for one Fund share is the value of that share's portion of all of a Fund's assets less that share's portion of all of a Fund's liabilities.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

The Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone, or
..  Automated Clearinghouse (ACH)

--------------------------------------------------------------------------------


Holders of Institutional Shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting the Fund directly by telephone at (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Receiving Your Money
Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
The Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Fund's Statement of Additional Information.

How to Exchange Your Shares
You may exchange your Shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust, or for Institutional Shares of the Money or Government Money Funds of Excelsior Funds, Inc. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that such exchange would not be in the best interests of the Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine, provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase,

--------------------------------------------------------------------------------

redemption and exchange requests for Fund shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services
The Fund is permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold Institutional Shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services.

Distribution of Fund Shares
The Fund's distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Fund. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
The Fund distributes dividends from its income quarterly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
The Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from the Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Your initial tax basis will be the amount you pay for your shares plus commissions. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares required.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund's Statement of Additional
Information.

--------------------------------------------------------------------------------


Financial Highlights
The Institutional Shares of the Fund do not have a financial history as of the date of this prospectus because Institutional Shares just commenced operations in April 2003. Therefore, the table that follows presents performance information for the Shares class of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 881-9358 (from overseas, call (617) 483-7297).

VALUE AND RESTRUCTURING FUND - SHARES CLASS

                                                                             Year Ended March 31,
                                                             ---------------------------------------------------
                                                                   2003       2002       2001       2000     1999
                                                             ---------  ---------  ---------  ---------  -------
Net Asset Value, Beginning of  Year......................... $   32.63  $   30.69  $   33.89  $   23.88  $ 23.79
                                                             ---------  ---------  ---------  ---------  -------
Income From Investment Operations
  Net Investment Income.....................................      0.17       0.08       0.60       0.07     0.13
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................     (9.01)      1.94      (3.21)     10.03     0.21
                                                             ---------  ---------  ---------  ---------  -------
  Total From Investment Operations..........................     (8.84)      2.02      (2.61)     10.10     0.34
                                                             ---------  ---------  ---------  ---------  -------
Less Distributions
  Dividends From Net Investment Income......................     (0.13)     (0.08)     (0.59)     (0.09)   (0.11)
  Distributions From Net Realized Gain on Investments.......      0.00       0.00       0.00       0.00    (0.14)
                                                             ---------  ---------  ---------  ---------  -------
  Total Distributions.......................................     (0.13)     (0.08)     (0.59)     (0.09)   (0.25)
                                                             ---------  ---------  ---------  ---------  -------
Net Asset Value, End of Year................................ $   23.66  $   32.63  $   30.69  $   33.89  $ 23.88
                                                             =========  =========  =========  =========  =======
Total Return................................................  (27.13)%      6.60%    (7.74)%     42.41%    1.48%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................... $1,558.72  $2,408.05  $1,822.71  $1,207.24  $594.62
  Ratio of Net Operating Expenses to Average Net Assets.....     0.99%      0.94%      0.95%      0.90%    0.93%
  Ratio of Gross Operating Expenses to Average Net Assets/1/     1.12%      1.02%      1.02%      1.03%    1.07%
  Ratio of Net Investment Income to Average Net Assets......     0.65%      0.27%      1.66%      0.25%    0.59%
  Portfolio Turnover Rate...................................     16.0%       8.0%      15.0%      20.0%    43.0%

--------
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company, N.A.
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)
The SAI dated July 29, 2003 includes detailed information about
Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Fund's investments. The Annual Report also lists the Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 881-9358 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, Inc., P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.

PROINSTVR0703
77303

                                                         Pursuant to Rule 497(c)
                                                      Registration No. 002-92665

                                    [Graphic]



Excelsior International Funds

Prospectus

July 29, 2003

Excelsior Funds, Inc.

International Fund
Pacific/Asia Fund
Pan European Fund
Emerging Markets Fund

Investment Adviser
United States Trust Company Of New York
U.S. Trust Company, N.A.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] EXCELSIOR FUNDS
  Advised by U.S. Trust

Table of Contents

Excelsior Funds, Inc. is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the International, Pacific/Asia, Pan European, and Emerging Markets Funds (each, a Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                      Page
     International Fund........................................          4
     Pacific/Asia Fund.........................................          6
     Pan European Fund.........................................          8
     Emerging Markets Fund.....................................         10
     More Information About Risk...............................         12
     More Information About Fund Investments...................         12
     Investment Adviser........................................         12
     Portfolio Managers........................................         13
     Purchasing, Selling And Exchanging Fund Shares............         14
     Dividends And Distributions...............................         17
     Taxes.....................................................         17
     Financial Highlights......................................         18
     How to Obtain More Information About Excelsior Funds, Inc. Back Cover

--------------------------------------------------------------------------------

Introduction -- Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that a Fund focuses its investments in a particular region, the effects of political and economic events in that region on the value of your investment in a Fund will be magnified.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

International Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Total return through long-term capital appreciation and income

  Investment Focus Foreign equity securities

  Share Price Volatility High

  Principal Investment Strategy Investing in a diversified portfolio of equity securities of issuers in developed foreign countries and, to a lesser extent, emerging markets

  Investor Profile Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to accept the risks and price volatility of investing in companies located in foreign countries

Investment Objective
The International Fund seeks total return on its assets through capital appreciation and income.

Investment Strategy of the International Fund
Under normal circumstances, the International Fund invests at least 65% of its assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. The Fund may invest to a lesser extent in less developed countries and regions to capitalize on opportunities in emerging markets. United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser") generally do not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country, region or industry. The Fund will make investments in companies located in emerging markets only where the Adviser believes that such companies' growth/appreciation potential transcends their location or operations in emerging market countries.

Principal Risks of Investing in the International Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993    1994   1995    1996  1997   1998   1999    2000    2001     2002
------  ------  -----  -----  -----  -----  -----  ------   -------  ------
36.54%  -2.00% 7.27%  7.28%  9.25%  7.89%  56.24%  -23.92%  -27.43%  -21.78%

                           Best Quarter Worst Quarter
                              38.76%      (20.55)%
                            (12/31/99)    (9/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 10.08%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the MSCI EAFE Index and the MSCI ACWI Free ex U.S. Index. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                     1 Year   5 Years 10 Years
--------------------------------------------------------------
International Fund
  Return Before Taxes              (21.78)%  (6.15)%   2.05%
  Return After Taxes on
    Distributions                  (21.85)%  (6.60)%   1.38%
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                    (13.33)%  (4.63)%   1.66%
MSCI EAFE Index (reflects no
  deduction for fees, expenses, or
  taxes)*                          (15.94)%  (2.89)%   4.01%
MSCI ACWI Free ex U.S. Index
  (reflects no deduction for fees,
  expenses, or taxes)**            (14.67)%  (2.66)%   4.17%

 * The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
** The MSCI ACWI Free ex U.S. Index is a widely accepted unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount
  redeemed, if applicable)*                        2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                           1.00%
Other Expenses                                            0.54%
-----------------------------------------------------------------
Total Annual Fund Operating Expenses                      1.54%
  Fee Waivers and Expense                               (0.04)%**
    Reimbursements
-----------------------------------------------------------------
  Net Annual Fund Operating Expenses                      1.50%**

 * This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See "How to Sell Your Shares" for more information.
** The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 1.37%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $153   $483    $836    $1,831

Pacific/Asia Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of Asian issuers

  Share Price Volatility Very high

  Principal Investment Strategy Investing in a diversified portfolio of equity securities of companies located in Asia

  Investor Profile Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to accept the risks and possibly extreme price volatility of investing in Asian issuers



Investment Objective
The Pacific/Asia Fund seeks long-term capital appreciation.

Investment Strategy of the Pacific/Asia Fund
Under normal circumstances, the Pacific/Asia Fund invests at least 80% of its net assets in equity securities of companies located in Asia and the Pacific Basin, including Australia, New Zealand and India. The companies in which the Fund invests tend to be larger, more established companies. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in the Pacific Basin markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country or industry.

Principal Risks of Investing in the Pacific/Asia Fund
The Fund invests primarily in securities of issuers located in a single geographic region--the Pacific Basin. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund's investments than if the Fund's investments were more geographically diversified. The Fund's focus on the Pacific Basin also increases its potential share price volatility.

The Pacific Basin economies have experienced considerable difficulties, including, at various times, high inflation rates, high interest rates and currency devaluations. As a result, Pacific Basin securities markets have experienced extraordinary volatility. Continued growth of the Pacific Basin economies and securities markets will require sustained economic and fiscal discipline, which has been lacking in the past, as well as continued commitment to governmental reforms. Development also may be influenced by international economic conditions, particularly those in the United States and Japan, and by world demand for goods produced in Pacific Basin countries.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Such events will not necessarily affect the U.S. economy or similar issuers located in the United States. The risks will

--------------------------------------------------------------------------------

be even greater for investments in emerging market countries since political turmoil and rapid changes are more likely to occur in these countries. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that Pacific Basin equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993   1994    1995  1996   1997     1998    1999     2000     2001    2002
------ -------  ----- ----- -------  ------- -------  -------  -------  ------
66.25% -14.69%  8.50% 7.23% -32.15%  -1.76%  102.13%  -40.13%  -14.70%  -8.19%


                           Best Quarter Worst Quarter
                              40.02%      (21.14)%
                            (12/31/99)   (12/31/97)

The Fund's performance for the six month period ending June 30, 2003 was 12.64%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the MSCI AC Asia Pacific Free Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                   1 Year  5 Years 10 Years
---------------------------------------------------------------------------
Pacific/Asia Fund
  Return Before Taxes                              (8.19)% (1.42)%   0.42%
  Return After Taxes on Distributions              (8.40)% (1.93)% (0.54)%
  Return After Taxes on Distributions and Sale of
    Fund Shares                                    (4.95)% (1.22)%   0.09%
MSCI AC Asia Pacific Free Index (reflects no
  deduction for fees, expenses, or taxes)*         (8.60)% (3.39)% (1.18)%

* MSCI AC Asia Pacific Free Index is a widely-accepted, unmanaged index composed of 10 developed and emerging market countries. The Index aims to capture 85% of the free float adjusted market capitalization in each industry group, in each country, for those securities not subject to foreign ownership restrictions.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

       Redemption Fee (as a percentage of amount redeemed, if
         applicable)*                                               2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                                  1.00%
Other Expenses                                                   0.76%
------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.76%
  Fee Waivers and Expense Reimbursements                       (0.26)%**
------------------------------------------------------------------------
  Net Annual Fund Operating Expenses                             1.50%**

 * This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See "How to Sell Your Fund Shares" for more information.
** The expense information in the table reflects fee waivers and expense reimbursement currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $153   $529    $930    $2,052

Pan European Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of European issuers

  Share Price Volatility High

  Principal Investment Strategy Investing in a diversified portfolio of equity securities of companies located in Europe

  Investor Profile Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to accept the risks and price volatility of investing in European issuers

Investment Objective
The Pan European Fund seeks long-term capital appreciation.

Investment Strategy of the Pan European Fund
Under normal circumstances, the Pan European Fund invests at least 80% of its net assets in equity securities of companies located in the more developed countries of Europe. The companies in which the Fund invests tend to be larger, more established companies. The Fund may invest to a lesser extent in the less developed countries to capitalize on opportunities in the emerging markets of Eastern Europe. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in the European markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country or industry.

Principal Risks of Investing in the Pan European Fund

The Fund invests primarily in securities of issuers located in a single geographic region--Europe. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund's investments than if the Fund's investments were more geographically diversified. The Fund's focus on Europe also increases its potential share price volatility.

European countries have, at times, experienced economic difficulties, including recession, currency fluctuations, and armed conflicts. In addition, the emerging economies of Eastern Europe have experienced political and economic difficulties related to their efforts to transition to free-market economies. As a result, securities markets in Europe, particularly those in Eastern Europe, have experienced price volatility.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Such events will not necessarily affect the U.S. economy or similar issuers located in the United States. The risks will be even greater for investments in emerging market

--------------------------------------------------------------------------------

countries since political turmoil and rapid changes are more likely to occur in these countries. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that European equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993   1994    1995    1996    1997    1998    1999    2000    2001     2002
------  -----  ------  ------  ------  ------  ------  ------  -------  -------
17.26%  0.04%  14.90%  21.64%  24.29%  11.78%  24.68%  -9.20%  -27.27%  -23.31%


                          Best Quarter      Worst Quarter
                             29.11%           (27.24)%
                           (12/31/99)         (9/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 8.16%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the MSCI Europe Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                    1 Year  5 Years 10 Years
----------------------------------------------------------------------------
Pan European Fund
  Return Before Taxes                              (23.31)% (6.73)%  3.70%
  Return After Taxes on Distributions              (23.42)% (7.90)%  2.45%
  Return After Taxes on Distributions and Sale of
    Fund Shares                                    (14.29)% (4.73)%  3.15%
MSCI Europe Index (reflects no deduction for
  fees, expenses, or taxes)*                       (18.38)% (2.26)%  7.96%

* MSCI Europe Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 European countries.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if
  applicable)*                                               2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                                 1.00%
Other Expenses                                                  0.48%
-----------------------------------------------------------------------
Total Annual Fund Operating Expenses                            1.48%**

 * This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See "How to Sell Your Fund Shares" for more information.
** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 1.37%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $151   $468    $808    $1,768

                                    [Graphic]




Emerging Markets Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of emerging markets issuers

  Share Price Volatility Very High

  Principal Investment Strategy Investing in a diversified portfolio of equity securities of companies located in emerging markets

  Investor Profile Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to accept the risks and extreme price volatility of investing in emerging markets issuers

Investment Objective
The Emerging Markets Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval.

Investment Strategy of the Emerging Markets Fund
Under normal circumstances, the Emerging Markets Fund invests at least 80% of its net assets in equity securities of companies located in emerging market countries. Emerging market countries are those that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in emerging markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country or industry.

Principal Risks of Investing in the Emerging Markets Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result,

--------------------------------------------------------------------------------

there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund is also subject to the risk that emerging market equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]


 1999     2000      2001    2002
------   -------   ------  ------
67.35%   -31.50%   -1.80%  -5.38%


Best Quarter Worst Quarter
   59.10%      (24.79)%
 (12/31/99)    (9/30/01)

The Fund's performance for the six month period ending June 30, 2003 was 19.80%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the MSCI EMF (Emerging Markets Free) Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                      Since
                                         One Year Inception
-------------------------------------------------------------
Emerging Markets Fund
  Return Before Taxes                     (5.38)%   (8.94)%*
  Return After Taxes on Distributions     (5.24)%   (9.02)%*
  Return After Taxes on Distributions
    and Sale of Fund Shares               (3.09)%   (6.84)%*
MSCI EMF (Emerging Markets Free) Index
  (reflects no deduction for fees,
  expenses, or taxes)***                  (6.17)%   (4.61)%**

  *Since January 2, 1998
 **Since December 31, 1997
***MSCI EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount
  redeemed, if applicable)*                        2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                        1.25%
Other Expenses                                         0.82%
--------------------------------------------------------------
Total Annual Fund Operating Expenses                   2.07%
  Fee Waivers and Expense Reimbursements             (0.37)%**
--------------------------------------------------------------
  Net Annual Fund Operating Expenses                   1.70%**

 * This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See "How to Sell Your Fund Shares" for more information.
** The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.70%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 1.62%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $173   $613   $1,080   $2,371

--------------------------------------------------------------------------------

More Information About Risk

Equity Risk
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Foreign Security Risks
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Emerging Market Risks
Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk
Investments in foreign securities denominated in foreign currencies involve additional risks, including:

..  A Fund may incur substantial costs in connection with conversions between various currencies.
.. Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information.

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objective. The Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles

--------------------------------------------------------------------------------

R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served
8.0 million active accounts with $798.2 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On March 31, 2003, U.S. Trust had approximately $79 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2003, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

International Fund                                 0.87%
Pacific/Asia Fund                                  0.78%
Pan European Fund                                  0.93%
Emerging Markets Fund                              0.79%

For the period commencing on the date of this Prospectus and ending on March 31, 2004, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Funds' net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2004. In addition, the agreement will renew automatically for the Funds' next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Funds' next fiscal year.

Portfolio Managers
Rosemary Sagar, David J. Linehan and Peter Schaffer serve as the International Fund's portfolio co-managers. Ms. Sagar is primarily responsible for the day-to-day management of the Fund. She is a Managing Director and has served as the Fund's portfolio manager or co-manager since joining U.S. Trust in 1996. From 1991 to 1996, she was Senior Vice President for international equity investments for General Electric Investments Corp. A description of Mr. Linehan's business experience is provided below. Mr. Schaffer, a Senior Vice President, has been with U.S. Trust since September 1996. He is a portfolio manager of international equity accounts and leads the Global Risk Control Team. Prior to joining U.S. Trust, he was the Director of Public Market Systems at General Electric Investments Corp., where he oversaw all systems development and support for equities, fixed income and foreign exchange products. Before that, he worked at Salomon Brothers, NBC and Citibank in various systems and financial positions.

Rosemary Sagar and Jean-Francois Coste serve as the Pan European Fund's portfolio co-managers. Ms. Sagar who is primarily responsible for the day-to-day management of the Fund has served as the Fund's portfolio manager or co-manager since 1996. A description of Ms. Sagar's business experience is provided above. Mr. Coste, a Vice President, has been with U.S. Trust since 2000. Prior to joining U.S. Trust, he worked as an European equity ana-

--------------------------------------------------------------------------------

lyst at Societe Generale Asset Management in Paris. From 1994 to 1997, he was a U.S. equity analyst at Philippe Investment Management in New York.

Donald Elefson and David J. Linehan serve as the Emerging Markets Fund's portfolio co-managers. Mr. Elefson is primarily responsible for day-to-day management of the Fund. He is a Senior Vice President and has been a portfolio manager or co-manager of the Fund since 1999. He has been with U.S. Trust since 1998. From 1994 to 1998, he was a portfolio manager with Smith Barney. A description of Mr. Linehan's business experience is provided below.

David J. Linehan and Rosemary Sagar serve as the Pacific/Asia Fund's portfolio co-managers. Mr. Linehan is primarily responsible for the day-to-day management of the Fund's portfolio. He is a Managing Director and has served as the Fund's portfolio manager or co-manager since joining U.S. Trust in 1998. From August 1995 to July 1998, he was an international investment manager with Cowen Asset Management in New York. A description of Ms. Sagar's business experience is provided above.

Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell and exchange shares of the Funds.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

  State Street Bank & Trust
  ABA#011000028
  DDA#99055352
  Specify Excelsior Fund Name
  Fund Account Number
  Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interest of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00

--------------------------------------------------------------------------------

p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase request in good order before 4:00 p.m. Eastern time.

How We Calculate NAV
NAV for one Fund share is the value of that share's portion of all of a Fund's assets less the value of that share's portion of all of a Fund's liabilities.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost, which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone
..  Systematic Withdrawal Plan, or
..  Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

A redemption fee of 2.00% of the value of the shares redeemed or exchanged will be imposed on shares in a Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Fund. Each Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. No redemption fee will be charged on redemptions and exchanges involving (i) those that occur as a result of a bona fide investment policy committee decision of a recognized financial institution with respect to an asset allocation program,
(ii) shares acquired through the reinvestment of dividends or capital gains distributions, (iii) shares redeemed as part of a systematic withdrawal plan that represent 4% or less of the investor's investment subject to the plan account, or (iv) shares main-

--------------------------------------------------------------------------------

tained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. For purposes of omnibus accounts, the redemption fee will be determined at the sub-account level.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or when the Adviser and the custodian are closed. More information about this is in the Funds' Statement of Additional Information.

How to Exchange Your Shares
You may exchange your Shares on any Business Day for Shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that such exchange would not be in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

There is a 2.00% redemption fee on shares exchanged within 30 days of purchase. See "How to Sell Your Shares" above for more information.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

--------------------------------------------------------------------------------

Shareholder and Administrative Services
The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services.

Distribution of Fund Shares
The Funds' distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
Each Fund distributes dividends from its income semi-annually.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long- term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable to you regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income.

It is expected that each Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Since each Fund is expected to hold predominantly securities of foreign companies, each Fund may make an election to treat a proportionate amount to such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Your initial tax basis will be the amount you pay for your shares plus sales commissions. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities.

Distributions on, and sales, exchanges and redemptions of shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/ foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds' Statement of Additional
Information.

--------------------------------------------------------------------------------

Financial Highlights
The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Funds' operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into the Funds' Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).

INTERNATIONAL FUND

                                                                                     Year Ended March 31,
                                                                       -----------------------------------------------
                                                                            2003      2002      2001      2000      1999
                                                                       -------   -------   -------   -------   -------
Net Asset Value, Beginning of Year.................................... $  9.75   $ 11.75   $ 20.02   $ 12.52   $ 13.00
                                                                       -------   -------   -------   -------   -------
Income From Investment Operations
  Net Investment Income (Loss)........................................    0.10      0.03     (0.05)    (0.03)     0.01
  Net Gains or (Losses) on Investments (both realized and unrealized).  (2.99)     (1.43)    (7.49)     7.57     (0.42)
                                                                       -------   -------   -------   -------   -------
  Total From Investment Operations....................................  (2.89)     (1.40)    (7.54)     7.54     (0.41)
                                                                       -------   -------   -------   -------   -------
Less Distributions
  Dividends From Net Investment Income................................  (0.03)     (0.08)    (0.13)     0.00     (0.07)
  Distributions From Net Realized Gain on Investments.................    0.00     (0.52)    (0.60)    (0.04)     0.00
                                                                       -------   -------   -------   -------   -------
  Total Distributions.................................................  (0.03)     (0.60)    (0.73)    (0.04)    (0.07)
                                                                       -------   -------   -------   -------   -------
Net Asset Value, End of Year.......................................... $  6.83   $  9.75   $ 11.75   $ 20.02   $ 12.52
                                                                       =======   =======   =======   =======   =======
Total Return/1/.......................................................  (29.72)%  (12.25)%  (38.41)%   60.30%    (3.18)%
Ratios/Supplemental Data
  Net Assets, End of Period (in Millions).............................  $89.68   $167.28   $302.07   $473.77   $202.08
  Ratio of Net Operating Expenses to Average Net Assets...............   1.40%      1.23%     1.41%     1.40%     1.42%
  Ratio of Gross Operating Expenses to Average Net Assets/2/..........   1.57%      1.53%     1.53%     1.51%     1.52%
  Ratio of Net Investment Income (Loss) to Average Net Assets.........   0.55%      0.44%    (0.29)%   (0.36)%    0.11%
  Portfolio Turnover Rate.............................................   73.0%      50.0%     55.0%     25.0%     50.0%

--------
Notes: 1. Total returns do not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase, which became effective on June 1, 2000. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

PACIFIC/ASIA FUND

                                                                                   Year Ended March 31,
                                                                 -------------------------------------------------------
                                                                          2003  2002           2001       2000     1999
                                                                 ---------     -------     ---------     -------- ------
Net Asset Value, Beginning of Year.............................. $    6.68     $ 6.59      $   11.89     $   6.61 $ 6.52
                                                                 ---------     ------      ---------     -------- ------
Income From Investment Operations
   Net Investment Income (Loss).................................      0.01/1/    0.02/1/       (0.06)/1/     0.02   0.001
   Net Gains (Losses) on Investments (both realized and
    unrealized).................................................     (1.43)/1/   0.09/1,2/     (4.88)/1/     5.26   0.29
                                                                 ---------     ------      ---------     -------- ------
Total From Investment Operations................................     (1.42)      0.11          (4.94)        5.28   0.29
                                                                 ---------     ------      ---------     -------- ------
Less Distributions
   Dividends From Net Investment Income.........................     (0.05)     (0.02)         (0.36)        0.00  (0.20)
                                                                 ---------     ------      ---------     -------- ------
Total Distributions.............................................     (0.05)     (0.02)         (0.36)        0.00  (0.20)
                                                                 ---------     ------      ---------     -------- ------
Net Asset Value, End of Year.................................... $    5.21     $ 6.68      $    6.59     $  11.89 $ 6.61
                                                                 =========     ======      =========     ======== ======
Total Return/3/.................................................  (21.44)%      1.62%       (41.79)%       79.88%  5.14%
Ratios/Supplemental Data
   Net Assets, End of Period (in millions)...................... $   27.33     $23.54      $   32.00     $  88.54 $28.01
   Ratio of Net Operating Expenses to Average Net Assets........     1.51%      1.43%          1.50%        1.49%  1.55%
   Ratio of Gross Operating Expenses to Average Net Assets/4/...     1.66%      1.74%          1.68%        1.58%  1.64%
   Ratio of Net Investment Income (Loss) to Average Net Assets..     0.15%      0.35%        (0.63)%      (0.48)%  0.01%
   Portfolio Turnover Rate......................................     73.0%      94.0%          75.0%       105.0%  78.0%

--------
Notes: 1. For comparative purposes per share amounts are based on average shares outstanding. 2. The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund. 3. Total returns do not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase, which became effective on June 1, 2000. 4. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------


PAN EUROPEAN FUND

                                                                               Year Ended March 31,
                                                                --------------------------------------------------
                                                                      2003      2002       2001      2000      1999
                                                                ---------  --------  ---------  --------  --------
Net Asset Value, Beginning of Year............................. $    8.13  $   9.44  $   15.96  $  12.39  $  14.13
                                                                ---------  --------  ---------  --------  --------
Income From Investment Operations
   Net Investment Income (Loss)................................      0.07      0.02      (0.05)    (0.03)     0.00
   Net Gains (Losses) on Investments (both Realized and
    unrealized)................................................     (2.81)    (0.77)     (5.12)     4.90     (1.26)
                                                                ---------  --------  ---------  --------  --------
Total From Investment Operations...............................     (2.74)    (0.75)     (5.17)     4.87     (1.26)
                                                                ---------  --------  ---------  --------  --------
Less Distributions
   Dividends From Net Investment Income........................     (0.03)     0.00      (0.03)     0.00      0.00
   Distributions From Net Realized Gain on Investments.........      0.00     (0.56)     (1.32)    (1.30)    (0.48)
                                                                ---------  --------  ---------  --------  --------
Total Distributions............................................     (0.03)    (0.56)     (1.35)    (1.30)    (0.48)
                                                                ---------  --------  ---------  --------  --------
Net Asset Value, End of Year................................... $    5.36  $   8.13  $    9.44  $  15.96  $  12.39
                                                                =========  ========  =========  ========  ========
Total Return/1/................................................  (33.82)%   (8.26)%   (34.77)%    42.77%   (8.84)%
Ratios/Supplemental Data
   Net Assets, End of Period (in millions)..................... $   22.76  $  57.95  $  111.66  $ 195.42  $ 157.84
   Ratio of Net Operating Expenses to Average Net Assets.......     1.39%     1.39%      1.45%     1.43%     1.43%
   Ratio of Gross Operating Expenses to Average Net Assets/2/..     1.49%     1.51%      1.52%     1.50%     1.50%
   Ratio of Net Investment Income/(Loss) to Average Net
    Assets.....................................................     0.73%     0.27%    (0.34)%   (0.21)%     0.04%
   Portfolio Turnover Rate.....................................     32.0%     29.0%      43.0%     46.0%     46.0%

--------
Notes: 1. Total returns do not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase, which became effective on June 1, 2000. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

EMERGING MARKETS FUND

                                                                                Year ended March 31,
                                                                 --------------------------------------------------
                                                                       2003     2002       2001      2000       1999
                                                                 ---------  -------  ---------  --------  ---------
Net Asset Value, Beginning of Year.............................. $    4.95  $  4.43  $    7.35  $   4.04  $    7.00
                                                                 ---------  -------  ---------  --------  ---------
Income From Investment Operations
   Net Investment Income (Loss).................................      0.02     0.01      (0.01)    (0.02)      0.07
   Net Gains (Losses) on Investments (both realized and
    unrealized).................................................     (0.84)    0.53      (2.91)     3.35      (2.95)
                                                                 ---------  -------  ---------  --------  ---------
Total From Investment Operations................................     (0.82)    0.54      (2.92)     3.33      (2.88)
                                                                 ---------  -------  ---------  --------  ---------
Less Distributions
   Dividends From Net Investment Income.........................     (0.01)   (0.02)      0.00     (0.02)     (0.08)
   Distributions From Net Realized Gain on Investments..........      0.00     0.00       0.00      0.00       0.00
                                                                 ---------  -------  ---------  --------  ---------
Total Distributions.............................................     (0.01)   (0.02)      0.00     (0.02)     (0.08)
                                                                 ---------  -------  ---------  --------  ---------
Net Asset Value, End of Year.................................... $    4.12  $  4.95  $    4.43  $   7.35  $    4.04
                                                                 =========  =======  =========  ========  =========
Total Return/1/.................................................  (16.62)%   12.16%   (39.73)%    82.77%   (41.21)%
Ratios/Supplemental Data
   Net Assets, End of Period (in millions)...................... $   30.05  $ 22.85  $   12.26  $  17.20  $    5.41
   Ratio of Net Operating Expenses to Average Net Assets........     1.61%    1.59%      1.65%     1.65%      1.65%
   Ratio of Gross Operating Expenses to Average Net Assets/2/...     1.84%    1.93%      2.09%     2.03%      2.48%
   Ratio of Net Investment Income (Loss) to Average Net Assets..     0.51%    0.78%    (0.16)%   (0.60)%      1.93%
   Portfolio Turnover Rate......................................     43.0%    31.0%      30.0%     57.0%      73.0%

--------
Notes: 1. Total returns do not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase, which became effective on June 1, 2000. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company, N.A.
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statement of Additional Information (SAI)
The SAI dated July 29, 2003 includes detailed information about Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, Inc., P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc., from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.

PROINTL0703
38306

                                    [Graphic]

                                   Cov1 image           Pursuant to Rule 497(c)
                                   [GRAPHIC]         Registration No. 002-92665


Excelsior Fixed Income Funds

Prospectus

July 29, 2003

Excelsior Funds, Inc.
Excelsior Funds Trust

Managed Income Fund
Intermediate-Term Managed Income Fund
Short-Term Government Securities Fund
High Yield Fund

Investment Adviser
United States Trust Company of New York and U.S. Trust Company, N.A.




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

         [Logo]

EXCELSIOR FUNDS
Advised by U.S. TRUST

Table of Contents

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Managed Income, Intermediate-Term Managed Income, Short-Term Government Securities and High Yield Funds (each, a Fund) that you should know before investing. The High Yield Fund offers two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                   Page
        Managed Income Fund.................................          4
        Intermediate-Term Managed Income Fund...............          6
        Short-Term Government Securities Fund...............          8
        High Yield Fund.....................................         10
        More Information About Risk.........................         12
        More Information About Fund Investments.............         13
        Investment Adviser..................................         13
        Portfolio Managers..................................         14
        Purchasing, Selling and Exchanging Fund Shares......         14
        Dividends and Distributions.........................         17
        Taxes...............................................         18
        Financial Highlights................................         19
        How to Obtain More Information About Excelsior Funds Back Cover

--------------------------------------------------------------------------------

Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Managed Income Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income, consistent with prudent risk of capital

  Investment Focus Investment grade fixed income securities

  Share Price Volatility Medium

  Principal Investment Strategy Investing in investment grade government and corporate fixed income securities

  Investor Profile Investors seeking current income through a diversified portfolio of securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities

Investment Objective
The Managed Income Fund seeks high current income consistent with what is believed to be prudent risk of capital.

Investment Strategy of the Managed Income Fund
The Managed Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 25% of its assets in preferred stock, dollar-denominated fixed income securities of foreign issuers and/or may place a portion of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called "high yield" or "junk bonds."

There is no limit on the Fund's dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser") manages the Fund's average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve, and that have the potential for moderate price appreciation.

Principal Risks of Investing in the Managed Income Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. These risks are discussed in greater detail in the section entitled "More Information About Risk."

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities. Junk bonds involve additional risks which are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                              [CHART]

 1993    1994     1995   1996   1997   1998    1999     2000   2001     2002
------  -------  ------  -----  -----  -----  -------  ------  -----   ------
12.63%  (5.53)%  22.44%  0.57%  9.79%  8.59%  (2.55)%  12.47%  7.07%   9.42%

                           Best Quarter Worst Quarter
                              8.09%        (4.28)%
                            (6/30/95)     (3/31/94)

The Fund's performance for the six month period ending June 30, 2003 was 4.89%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                 1 Year    5 Years 10 Years
        -------------------------------------------------------------------
        Managed Income Fund
           Return Before Taxes                    9.42%      6.87%    7.21%
           Return After Taxes on Distributions    7.17%      4.36%    4.42%
           Return After Taxes on Distributions
            and Sale of Fund Shares               5.74%      4.25%    4.37%
        Lehman Brothers Aggregate Bond Index
         (reflects no deduction for fees,
         expenses, or taxes)*                    10.27%      7.54%    7.51%

* The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                 0.75%
Other Expenses                  0.30%
--------------------------------------
Total Annual Fund Operating
  Expenses                      1.05%
  Fee Waivers and Expense     (0.15)%*
    Reimbursements
--------------------------------------
  Net Annual Fund Operating
    Expenses                    0.90%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.90%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.86%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $92    $319    $565    $1,269

                                    [Graphic]

                                top of pg image


        Intermediate-Term Managed Income Fund
        ------------------------------------------------------------------------


                                       FUND SUMMARY

  Investment Goal Current income, consistent with relative stability of principal

  Investment Focus Investment grade fixed income securities

  Share Price Volatility Medium

  Principal Investment Strategy Investing in investment grade government and corporate fixed income securities

  Investor Profile Investors seeking current income through a diversified portfolio of securities, and who are willing to accept the risks of investing in fixed income securities

Investment Objective
The Intermediate-Term Managed Income Fund seeks as high a level of current interest income as is consistent with relative stability of principal.

Investment Strategy of the Intermediate-Term Managed Income Fund
The Intermediate-Term Managed Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers and/or may place a portion of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called "high yield" or "junk" bonds.

The Fund maintains a dollar-weighted average portfolio maturity of 3 to 10 years. The Adviser manages the Fund's average portfolio maturity in light of current market and economic conditions to provide a competitive current yield with reasonable risk of price volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. The fixed income securities held by the Fund also may have the potential for moderate price appreciation. There is no limit on the maximum maturity for a particular security.

Principal Risks of Investing in the Intermediate-Term Managed Income Fund The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. These risks are discussed in greater detail in the section entitled "More Information About Risk."

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities. Junk bonds involve addi-

--------------------------------------------------------------------------------

tional risks which are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that intermediate-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.


                                    [CHART]

1993    1994     1995   1996   1997   1998    1999     2000   2001     2002
-----  -------  ------  -----  -----  -----  -------  ------  -----   ------
8.46%  (3.68)%  19.17%  1.92%  8.49%  8.46%  (1.55)%  10.66%  8.83%    7.94%




                           Best Quarter Worst Quarter
                              6.78%        (3.79)%
                            (6/30/95)     (3/31/94)

The Fund's performance for the six month period ending June 30, 2003 was 4.70%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Lehman Brothers Intermediate Govt/Credit Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                 1 Year   5 Years 10 Years
       -------------------------------------------------------------------
       Intermediate-Term Managed
        Income Fund
          Return Before Taxes                    7.94%     6.78%   6.69%
          Return After Taxes on Distributions    5.48%     4.28%   4.23%
          Return After Taxes on Distributions
           and Sale of Fund Shares               4.88%     4.19%   4.14%
       Lehman Brothers Intermediate Govt/
        Credit Bond Index (reflects no
        deduction for fees, expenses, or taxes)* 9.82%     7.48%   7.07%

* The Lehman Brothers Intermediate Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expense
(expenses that are deducted from Fund assets)

Management Fees                 0.35%
Other Expenses                  0.32%
--------------------------------------
Total Annual Fund Operating
  Expenses                      0.67%
  Fee Waivers and Expense     (0.02)%*
    Reimbursements
--------------------------------------
  Net Annual Fund Operating
    Expenses                    0.65%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.65%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.52%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your invest- ment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $66    $212    $371     $833

                                    [Graphic]

                                top of pg image



Short-Term Government Securities Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income, consistent with stability of principal

  Investment Focus Short-term fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

  Share Price Volatility Low

  Principal Investment Strategy Investing in U.S. government securities, while maintaining a dollar-weighted average maturity of 1 to 3 years

  Investor Profile Investors seeking to preserve capital through a diversified portfolio of securities and earn current income


Investment Objective
The Short-Term Government Securities Fund seeks a high level of current income consistent with stability of principal.

Investment Strategy of the Short-Term Government Securities Fund
Under normal circumstances, the Short-Term Government Securities Fund invests at least 80% of its net assets in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities. Interest payments on these securities generally will be exempt from state and local taxes.

The Fund generally maintains a dollar-weighted average portfolio maturity of 1 to 3 years. The Adviser manages the Fund's average portfolio maturity in light of current market and economic conditions to provide a competitive current yield with relative stability of principal. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. There is no limit on the maximum maturity for a particular security.

Principal Risks of Investing in the Short-Term Government Securities Fund The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates.

The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that short-term government securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

1993   1994    1995   1996   1997   1998   1999   2000   2001     2002
-----  -----  ------  -----  -----  -----  -----  -----  -----   -----
4.42%  1.07%  10.25%  3.97%  5.89%  6.30%  2.44%  7.60%  7.67%   6.74%



                           Best Quarter Worst Quarter
                              3.35%        (0.44)%
                            (6/30/95)     (3/31/94)

The Fund's performance for the six month period ending June 30, 2003 was 1.41%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Lehman Brothers 1-3 Year Government Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                               1 Year 5 Years 10 Years
          ------------------------------------------------------------
          Short-Term Government Securities
           Fund
             Return Before Taxes               6.74%   6.13%   5.60%
             Return After Taxes on
              Distributions                    4.95%   4.06%   3.54%
             Return After Taxes on
              Distributions and Sale of Fund
              Shares                           4.13%   3.88%   3.45%
          Lehman Brothers 1-3 Year Government
           Bond Index (reflects no deductions
           for fees, expenses, or taxes)*      6.01%   6.51%   6.08%

* The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities with maturities of one to three years.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                          0.30%
Other Expenses                           0.33%
-----------------------------------------------
Total Annual Fund Operating Expenses     0.63%
  Fee Waivers and Expense              (0.03)%*
    Reimbursements
-----------------------------------------------
Net Annual Fund Operating Expenses       0.60%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.60%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.48%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $61    $199    $348     $783

High Yield Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal High level of current income and, secondarily, capital appreciation

  Investment Focus Non-investment grade fixed-income securities

  Share Price Volatility High

  Principal Investment Strategy Investing in non-investment grade corporate and government fixed-income securities

  Investor Profile Investors seeking a high level of current income through a diversified portfolio of securities, and who are willing to bear risks of investing in non-investment grade fixed-income securities


Investment Objective
The High Yield Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.

Investment Strategy of the High Yield Fund
Under normal circumstances, the High Yield Fund invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories of a nationally recognized rating agency (e.g., Baa or lower by Moody's Investors Service (Moody's) or BBB or lower by Standard & Poor's (S&P)), or unrated securities that the Adviser believes are of comparable quality. Securities rated below Baa by Moody's or below BBB by S&P are commonly known as "junk bonds." The Fund may invest in all types of fixed-income securities, including:

..  Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
..  Convertible and non-convertible corporate debt obligations
..  Custodial receipts
..  Municipal securities and obligations of the U.S. government, its agencies and instrumentalities
..  Preferred stock
..  Mortgage and other asset-backed securities

Although the Fund invests primarily in the debt obligations of domestic issuers, it may invest up to 25% of its assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

The Fund does not have any portfolio maturity limitation and may invest its assets from time to time primarily in instruments with short, medium and long maturities. The Fund may also purchase the securities of issuers that are in default and/or subject to insolvency and/or bankruptcy proceedings.

In selecting securities for the Fund's portfolio, the Adviser does not rely principally on the ratings agencies. It performs its own independent investment analysis of each issuer to determine its creditworthiness. In doing so, the Adviser considers a number of factors, including the issuer's financial and managerial strength and its sensitivity to economic and market conditions as well as other factors.

Principal Risks of Investing in the High Yield Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

--------------------------------------------------------------------------------


The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund also may be subject to risks particular to its investment in foreign fixed income securities. These securities may be more volatile than other securities, and the risks associated with them are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

2001       2002
-----     ------
8.84%    (16.23)%


                           Best Quarter Worst Quarter
                              8.13%       (11.44)%
                            (3/31/01)     (9/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 22.84%.

This table compares the Fund's average annual total return for the periods ended December 31, 2002 to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                               1 Year Since Inception
           ----------------------------------------------------------
           High Yield Fund
             Return Before Taxes             (16.23)%     (4.33)%*
             Return After Taxes on
               Distributions                 (25.21)%    (11.78)%*
             Return After Taxes on
               Distributions and Sale of
               Fund Shares                    (9.49)%     (6.34)%*
             Merrill Lynch High Yield, Cash
               Pay Index (reflects no
               deduction for fees, expenses,
               or taxes)**                    (1.14)%       1.78%*

*  Since October 31, 2000
** The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by S&P or Moody's and must not be in default.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                Management Fees                          0.80%
                Other Expenses                           0.57%
                Distribution(12b-1) Fees                 0.00%**
                ------------------------------------------------
                Total Annual Fund Operating Expenses     1.37%
                  Fee Waivers and Expense              (0.32)%*
                    Reimbursements
                ------------------------------------------------
                  Net Annual Fund Operating Expenses     1.05%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."
** The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $107   $402    $719    $1,618

--------------------------------------------------------------------------------

More Information About Risk

Fixed Income Risk
(All Funds)--The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features.

  Call Risk
  (All Funds)--During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

  Extension Risk
  (All Funds)--An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher yielding securities.

  Credit Risk
  (All Funds)--The possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which a Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser's analyses may be incomplete or incorrect.

  Event Risk
  (All Funds)--Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of a Fund's multiple holdings.

  Liquidity Risk
  (Intermediate-Term Managed Income Fund, Managed Income Fund and High Yield
  Fund)---A Fund may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

High-Yield, Lower Rated Securities
(Intermediate-Term Managed Income Fund, Managed Income Fund and High Yield
Fund)--High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including:

Greater risk of default or price declines due to changes in the issuer's creditworthiness. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

A thinner and less active market, which may increase price volatility and limit the ability of a Fund to sell these securities at their carrying values.

Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market. Issuers of junk bonds may be more susceptible than other issuers to economic downturns.

Mortgage-Backed Securities
(All Funds)--Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of

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additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Foreign Security Risks
(Managed Income Fund, Intermediate-Term Managed Income Fund and High Yield
Fund)--Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

The securities of emerging markets are less liquid, are especially subject to greater price volatility, have smaller market capitalizations and less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. The securities of issuers resident in emerging markets are also subject to a greater risk of default than securities of issuers in non-emerging countries or U.S. companies or the U.S. Government.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statements of Additional Information.

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objective. The Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served 8.0 million active accounts with $798.2 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On March 31, 2003, U.S. Trust had approximately $79 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S.

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Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2003, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Short-Term Government Securities Fund 0.18%
Intermediate-Term Managed Income Fund 0.23%
Managed Income Fund                   0.59%
High Yield Fund                       0.53%

For the period commencing on the date of this Prospectus and ending on March 31, 2004, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Funds' net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2004. In addition, the agreement will renew automatically for the Funds' next fiscal year unless the Adviser or Excelsior Funds, Inc. and Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Funds' next fiscal year.

Portfolio Managers
Frank A. Salem and Mark T. Rasimas serve as the Intermediate-Term Managed Income Fund's portfolio co-managers. Mr. Salem is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Salem, a Senior Vice President, has been the Fund's portfolio manager or co-manager since joining U.S. Trust in 1998. Prior to joining U.S. Trust, he was a Director and Portfolio Manager in the Fixed-Income Department of Mackay Shields in New York. A description of Mr. Rasimas's business experience is provided below.

Alexander R. Powers and Cyril Theccanat serve as the Managed Income Fund's portfolio co-managers. Mr. Powers is primarily responsible for the day-to-day management of the Fund. He has been the Fund's portfolio manager or co-manager since August 1997. Mr. Powers, a Managing Director, has been with U.S. Trust since 1996. From 1988 to 1996, he was the head of Taxable Fixed-Income at Chase Asset Management. Mr. Theccanat, a Senior Vice President, has been with U.S. Trust since 1990, except for the period from June 1998 to December 1999 when he left U.S. Trust to develop proprietary fixed income investment strategies.

Mark T. Rasimas and Alexander R. Powers serve as the Short-Term Government Securities Fund's portfolio co-managers. Mr. Rasimas is primarily responsible for the day-to-day management of the Fund's portfolio. He has been the Fund's portfolio manager or co-manager since August 2000. Mr. Rasimas, a Senior Vice President, has been with U.S. Trust since 1997. Prior to joining U.S. Trust, he was a mortgage-backed securities analyst at Thomson Financial and an investment banking analyst in the structured finance group at NationsBanc Capital Markets, Inc. A description of Mr. Powers's business experience is provided above.

All investment decisions for the High Yield Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell and exchange shares of the Funds.

14

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How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA #011000028
DDA #99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

How We Calculate NAV
NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class, divided by the number of outstanding shares of the class.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost, which approximates their market value.

The Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of the Funds' investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent

                                                                             15

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investments in any Fund must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone
..  Systematic Withdrawal Plan, or
..  Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds' Statements of Additional Information.

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How to Exchange Your Shares
You may exchange your Shares on any Business Day for Shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that the exchange would not be in the best interests of the Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services
The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services.

Distribution of Fund Shares
The High Yield Fund has adopted a distribution plan that allows shares of the Fund to pay distribution fees for the sale and distribution of its shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of the Fund's outstanding shares. However, fees are not currently being paid under the distribution plan. If the distribution plan is ever implemented, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales and charges because these fees are paid out of the Fund's assets continuously.

The Funds' distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
Each Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends

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and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you received for them. Your initial tax basis will be the amount you pay for your shares including sales commissions. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds' Statements of Additional Information.

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Financial Highlights
The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into the Funds' Statements of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).

MANAGED INCOME FUND

                                                                       Year Ended March 31,
                                                           -------------------------------------------
                                                               2003     2002     2001     2000     1999
                                                           -------  -------  -------  -------  -------
Net Asset Value, Beginning of Year........................ $  8.95  $  9.11  $  8.55  $  8.99  $  9.17
                                                           -------  -------  -------  -------  -------
Income From Investment Operations
  Net Investment Income...................................    0.47     0.49     0.50     0.47     0.46
  Net Gains (Losses) on Investments (both realized and
    unrealized)...........................................    0.50    (0.10)    0.56    (0.41)    0.08
                                                           -------  -------  -------  -------  -------
  Total From Investment Operations........................    0.97     0.39     1.06     0.06     0.54
                                                           -------  -------  -------  -------  -------
Less Distributions
  Dividends From Net Investment Income....................   (0.48)   (0.50)   (0.50)   (0.47)   (0.46)
  Distributions From Net Realized Gain on Investments.....   (0.01)   (0.05)    0.00    (0.03)   (0.26)
                                                           -------  -------  -------  -------  -------
  Total Distributions.....................................   (0.49)   (0.55)   (0.50)   (0.50)   (0.72)
                                                           -------  -------  -------  -------  -------
Net Asset Value, End of Year.............................. $  9.43  $  8.95  $  9.11  $  8.55  $  8.99
                                                           =======  =======  =======  =======  =======
Total Return..............................................  11.07%    4.34%   12.80%    0.72%    5.95%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................. $293.18  $247.80  $252.17  $220.48  $215.77
  Ratio of Net Operating Expenses to Average Net Assets...   0.84%    0.87%    0.88%    0.88%    0.90%
  Ratio of Gross Operating Expenses to Average Net Assets1   0.95%    1.04%    1.01%    1.00%    1.03%
  Ratio of Net Investment Income to Average Net Assets....   5.10%    5.39%    5.81%    5.42%    4.96%
  Portfolio Turnover Rate.................................  120.0%   129.0%    99.0%   112.0%   268.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

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INTERMEDIATE-TERM MANAGED INCOME FUND

                                                                              Year Ended March 31,
                                                                  -------------------------------------------
                                                                      2003     2002     2001     2000     1999
                                                                  -------  -------  -------  -------  -------
Net Asset Value, Beginning of Year............................... $  7.10  $  7.18  $  6.77  $  7.13  $  7.23
                                                                  -------  -------  -------  -------  -------
Income From Investment Operations
  Net Investment Income..........................................    0.37     0.39     0.42     0.40     0.39
  Net Gains (Losses) on Investments (both realized and
    unrealized)..................................................    0.36    (0.06)    0.41    (0.36)    0.04
                                                                  -------  -------  -------  -------  -------
  Total From Investment Operations...............................    0.73     0.33     0.83     0.04     0.43
                                                                  -------  -------  -------  -------  -------
Less Distributions
  Dividends From Net Investment Income...........................   (0.40)   (0.39)   (0.42)   (0.40)   (0.39)
  Distributions From Net Realized Gain on Investments............   (0.04)   (0.02)    0.00     0.00    (0.14)
                                                                  -------  -------  -------  -------  -------
  Total Distributions............................................   (0.44)   (0.41)   (0.42)   (0.40)   (0.53)
                                                                  -------  -------  -------  -------  -------
Net Asset Value, End of Year..................................... $  7.39  $  7.10  $  7.18  $  6.77  $  7.13
                                                                  =======  =======  =======  =======  =======
Total Return.....................................................  10.50%    4.60%   12.73%    0.59%    6.02%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)........................ $404.63  $273.27  $219.60  $155.48  $127.74
  Ratio of Net Operating Expenses to Average Net Assets..........   0.53%    0.52%    0.56%    0.58%    0.60%
  Ratio of Gross Operating Expenses to Average Net Assets/1/.....   0.69%    0.69%    0.69%    0.65%    0.67%
  Ratio of Net Investment Income to Average Net Assets...........   4.56%    5.47%    6.11%    5.80%    5.29%
  Portfolio Turnover Rate........................................   98.0%   117.0%   108.0%   122.0%   229.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------


SHORT-TERM GOVERNMENT SECURITIES FUND

                                                                             Year Ended March 31,
                                                                  ------------------------------------------
                                                                      2003     2002     2001    2000     1999
                                                                  -------  -------  -------  ------  -------
Net Asset Value, Beginning of Year............................... $  7.11  $  7.09  $  6.87  $ 7.04  $  7.00
                                                                  -------  -------  -------  ------  -------
Income From Investment Operations
  Net Investment Income..........................................    0.26     0.33     0.39    0.35     0.34
  Net Gains (Losses) on Investments (both realized and
    unrealized)..................................................    0.25     0.05     0.22   (0.15)    0.04
                                                                  -------  -------  -------  ------  -------
  Total From Investment Operations...............................    0.51     0.38     0.61    0.20     0.38
                                                                  -------  -------  -------  ------  -------
Less Distributions
  Dividends From Net Investment Income...........................   (0.26)   (0.34)   (0.39)  (0.35)   (0.34)
  Distributions From Net Realized Gain on Investments............   (0.05)   (0.02)    0.00   (0.02)    0.00
                                                                  -------  -------  -------  ------  -------
  Total Distributions............................................   (0.31)   (0.36)   (0.39)  (0.37)   (0.34)
                                                                  -------  -------  -------  ------  -------
Net Asset Value, End of Year..................................... $  7.31  $  7.11  $  7.09  $ 6.87  $  7.04
                                                                  =======  =======  =======  ======  =======
Total Return.....................................................   7.27%    5.35%    9.14%   3.02%    5.54%
Ratios/Supplemental Data
Net Assets, End of Period (in millions).......................... $499.52  $193.78  $ 75.69  $59.31  $ 52.59
  Ratio of Net Operating Expenses to Average Net Assets..........   0.49%    0.51%    0.57%   0.54%    0.58%
  Ratio of Gross Operating Expenses to Average Net Assets/1/.....   0.64%    0.61%    0.67%   0.62%    0.67%
  Ratio of Net Investment Income to Average Net Assets...........   3.22%    4.33%    5.59%   5.07%    4.79%
  Portfolio Turnover Rate........................................  170.0%    75.0%   118.0%   90.0%   114.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

HIGH YIELD FUND

                                                                    Year Ended March 31,
                                                                   ---------------------
                                                                                          Period Ended
                                                                                             March 31,
                                                                            2003     2002      2001/1/
                                                                   ---------     -------  ------------
Net Asset Value, Beginning of Period.............................. $    6.20     $  7.26    $  7.00
                                                                   ---------     -------    -------
Investment Operations:
  Net Investment Income...........................................      0.88/5/     1.08       0.27
  Net Gains (Losses) on Investments (both realized and unrealized)     (1.54)/5/   (1.01)      0.26
                                                                   ---------     -------    -------
  Total from Investment Operations................................     (0.66)       0.07       0.53
                                                                   ---------     -------    -------
Less Distributions:
  Dividends From Net Investment Income............................     (1.55)/6/   (1.09)     (0.27)
  Distributions From Net Realized Gains...........................      0.00       (0.04)      0.00
                                                                   ---------     -------    -------
  Total Distributions.............................................     (1.55)      (1.13)     (0.27)
                                                                   ---------     -------    -------
Net Asset Value, End of Period.................................... $    3.99     $  6.20    $  7.26
                                                                   =========     =======    =======
Total Return......................................................  (10.49)%       1.27%      7.76%2
Ratios/Supplemental Data
Net Assets at End of Period (in millions)......................... $  131.34     $172.89    $ 57.67
  Ratio of Net Operating Expenses to Average Net Assets...........     1.08%       1.03%      1.05%3
  Ratio of Gross Operating Expenses to Average Net Assets4........     1.35%       1.35%      1.55%3
  Ratio of Net Investment Income to Average Net Assets............    18.06%      17.56%      9.43%3
  Portfolio Turnover Rate.........................................    153.0%      310.0%     169.0%3

--------
Notes:
1.Commenced operations on October 31, 2000.
2.Not annualized.
3.Annualized.
4.Expense ratios before waiver of fees and reimbursement of expenses (if any)
  by investment adviser and administrators.
5.For comparative purposes per share amounts are based on average shares outstanding.
6.Includes a tax return of capital of $(0.51).

Excelsior Funds, Inc.
Excelsior Funds Trust

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company, N.A.
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)
The SAIs dated July 29, 2003 include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the SEC's EDGAR Database on the website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s and Excelsior Funds Trust's Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PROTXBL0703
   38307

                              EXCELSIOR FUNDS, INC.

                                   Money Fund
                              Government Money Fund
                               Treasury Money Fund

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                              Tax-Exempt Money Fund
                         New York Tax-Exempt Money Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 29, 2003

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the Money, Government Money and Treasury Money Funds of Excelsior Funds, Inc. and the Tax-Exempt Money and New York Tax-Exempt Money Funds of Excelsior Tax-Exempt Funds, Inc. (individually, a "Fund" and collectively, the "Funds") dated July 29, 2003 (the "Prospectus"). A copy of the Prospectus may be obtained by writing Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., c/o SEI Investments Global Funds Services ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling (800) 446-1012 or (800) 881-9358 for Institutional Shares of the Money and Government Money Funds. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

         The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2003 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated by reference. Copies of the annual report may be obtained upon request and without charge by calling (800) 446-1012 or (800) 881-9258 for Institutional Shares of the Money and Government Money Funds.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


CLASSIFICATION AND HISTORY....................................................1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...................................1

        Additional Investment Policies........................................1

        Additional Information on Portfolio Instruments.......................4

        Special Considerations Relating to New York Municipal Securities.....15

INVESTMENT LIMITATIONS.......................................................19

NET ASSET VALUE AND NET INCOME...............................................24

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................25

       Distributor...........................................................25

       Purchase of Shares....................................................25

       Redemption Procedures.................................................26

       Other Redemption Information..........................................27

INVESTOR PROGRAMS............................................................28

       Systematic Withdrawal Plan............................................28

       Exchange Privilege....................................................28

       Retirement Plans......................................................29

       Automatic Investment Program..........................................30

       Additional Information................................................30

DESCRIPTION OF CAPITAL STOCK.................................................30

MANAGEMENT OF THE FUNDS......................................................32

       Directors and Officers................................................32

       Investment Advisory and Administration Agreements.....................37

       Shareholder Organizations.............................................41

       Custodian and Transfer Agent..........................................42

PORTFOLIO TRANSACTIONS.......................................................43

INDEPENDENT AUDITORS.........................................................44

COUNSEL......................................................................45

ADDITIONAL INFORMATION CONCERNING TAXES......................................45

YIELD INFORMATION............................................................46

CODE OF ETHICS...............................................................48

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page
                                                                            ----



MISCELLANEOUS................................................................48


FINANCIAL STATEMENTS.........................................................49

APPENDIX....................................................................A-1

                           CLASSIFICATION AND HISTORY

         Excelsior Funds, Inc. ("Excelsior Fund") and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund" and collectively with Excelsior Fund, the "Companies") are open-end, management investment companies. The Money, Government Money and Treasury Money Funds are separate series of Excelsior Fund. The Tax-Exempt Money and New York Tax-Exempt Money Funds are separate series of Excelsior Tax-Exempt Fund. The Money, Government Money, Treasury Money and Tax-Exempt Money Funds are classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The New York Tax-Exempt Money Fund is classified as non-diversified under the 1940 Act. Excelsior Fund and Excelsior Tax-Exempt Fund were organized as Maryland corporations on August 2, 1984 and August 8, 1984, respectively. Prior to December 28, 1995, Excelsior Fund and Excelsior Tax-Exempt Fund were known as "UST Master Funds, Inc." and "UST Master Tax-Exempt Funds, Inc.," respectively. This Statement of Additional Information pertains to the Shares ("Retail Shares") of all the Funds and the Institutional Shares of the Money and Government Money Funds (collectively with the Retail Shares, the "Shares").

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

         The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each of the Money, Government Money and Treasury Money Funds (collectively, the "Taxable Funds") and the Tax-Exempt Money Fund may not be changed without the vote of the holders of a majority of its outstanding Shares (as defined below). The investment objective of the New York Tax-Exempt Money Fund may be changed without shareholder approval. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval.

         As discussed below under "Net Asset Value and Net Income," each Fund uses the amortized cost method to value securities in its portfolio. As such, each Fund is required to comply with Rule 2a-7 under the 1940 Act. Under Rule 2a-7, with respect to 100% of each of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds' total assets, and 75% of the New York Tax-Exempt Money Fund's total assets, a Fund may not invest more than 5% of its assets, measured at the time of purchase, in the securities of any one issuer other than U.S. government securities, repurchase agreements collateralized by such securities and securities subject to certain guarantees. The New York Tax-Exempt Money Fund's compliance with the diversification provisions of Rule 2a-7 is deemed to be compliance with the diversification standards of the 1940 Act.

Additional Investment Policies

         The Funds may only invest in: (i) securities in the two highest short-term rating categories of a nationally recognized statistical rating organization ("NRSRO"), provided that if a security is rated by more than one NRSRO, at least two NRSROs must rate the security in one of the two highest short-term rating categories; (ii) unrated securities determined to be of comparable quality at the time of purchase; (iii) certain money market fund shares; and (iv) U.S. government securities (collectively, "Eligible Securities"). The rating symbols of the NRSROs which the Funds may use are described in the Appendix attached hereto.

         Treasury Money Fund.

         Under normal market conditions, the Treasury Money Fund will invest at least 65% of its total assets in direct U.S. Treasury obligations, such as Treasury bills and notes. The Fund may also from time to time invest in obligations issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. government, such as the Farm Credit System Financial Assistance Corporation, Federal Financing Bank, General Services Administration, Federal Home Loan Banks, Farm Credit System and the Tennessee Valley Authority. Income on direct investments in U.S. Treasury securities and obligations of the aforementioned agencies and instrumentalities is generally not subject to state and local income taxes by reason of federal law. In addition, the Fund's dividends from income that is attributable to such investments will also be exempt in most states from state and local income taxes. Shareholders in a particular state should determine through consultation with their own tax advisors whether and to what extent dividends payable by the Treasury Money Fund from its investments will be considered by the state to have retained exempt status, and whether the Fund's capital gain and other income, if any, when distributed will be subject to the state's income tax.

         Tax-Exempt Money and New York Tax-Exempt Money Funds (the "Tax-Exempt Funds").

         The Tax-Exempt Money Fund will invest substantially all of its assets in high-quality debt obligations determined by the Adviser to present minimal credit risks. Such obligations will be issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Securities"). As a matter of fundamental policy, under normal circumstances, the Fund will maintain at least 80% of its net assets in tax-exempt obligations. (This policy may not be changed with respect to the Fund without the vote of the holders of a majority of its outstanding Shares.) The Tax-Exempt Money Fund also may invest in certain tax-exempt derivative instruments, such as floating rate trust receipts.

         Under normal market conditions, at least 80% of the New York Tax-Exempt Money Fund's net assets will be invested in Municipal Securities which are determined by the Adviser to present minimal credit risks. The Fund may also invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests. Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Securities") are exempt from regular federal, New York State and New York City personal income tax. New York Municipal Securities include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. Dividends derived from interest on Municipal Securities other than New York Municipal Securities are exempt from federal income tax but may be subject to New York State and New York City personal income tax (see "Additional Information Concerning Taxes" below). As a matter of fundamental policy, the Fund expects that under normal circumstances, at least 80% of its total assets will be invested in New York Municipal Securities.

         The New York Tax-Exempt Money Fund is concentrated in securities issued by New York State or entities within New York State and therefore investment in the Fund may be riskier than an investment in other types of money market funds. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Securities to meet their financial obligations.

         Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of Municipal Securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") in recent years, S&P and Moody's have recently placed the debt obligations of New York State and New York City on CreditWatch with positive implications and upgraded the debt obligations of New York City. Strong demand for New York Municipal Securities has also at times had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Statement of Additional Information, no issuers of New York Municipal Securities are in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the New York Tax-Exempt Money Fund's portfolio. Other considerations affecting the Fund's investments in New York Municipal Securities are summarized below under "Special Considerations Relating to New York Municipal Securities."

         From time to time on a temporary defensive basis due to market conditions, the Tax-Exempt Funds may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Taxable obligations in which the Tax-Exempt Funds may invest include: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. government; (iii) money market instruments such as certificates of deposit, commercial paper, and bankers' acceptances; (iv) repurchase agreements collateralized by U.S. government obligations or other money market instruments; and (v) securities issued by other investment companies that invest in high-quality, short-term securities.

         The Tax-Exempt Funds may also invest from time to time in "private activity bonds" (see "Municipal Securities" below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities,
                                       3
however, will not exceed under normal market conditions 20% of a Fund's net assets when added together with any taxable investments by the Fund.

         Each Tax-Exempt Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Additional Information on Portfolio Instruments

         Borrowing and Reverse Repurchase Agreements.

         Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

         Government Obligations

         The Funds may purchase government obligations which include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such investments may include obligations issued by the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, the General Services Administration, Federal Home Loan Banks and the Tennessee Valley Authority. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Obligations of such instrumentalities will be purchased only when the Adviser believes that the credit risk with respect to the instrumentality is minimal.

         Securities issued or guaranteed by the U.S. government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Fund.

         The Treasury Money Fund primarily will purchase direct obligations of the U.S. Treasury and obligations of those agencies or instrumentalities of the U.S. government interest income from which is generally not subject to state and local income taxes.

         Illiquid Securities

         Each Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

         Insured Municipal Securities

         The New York Tax-Exempt Money Fund may purchase Municipal Securities which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Securities. Although insurance coverage for the Municipal Securities held by the Fund reduces credit risk by insuring that the Fund will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. The Fund may invest more than 25% of its net assets in Municipal Securities covered by insurance policies.

         Investment Company Securities

         The Funds may invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds). The Tax-Exempt Funds normally will invest in securities of investment companies only if such companies invest primarily in high-quality, short-term Municipal Securities. The Government Money and Treasury Money Funds intend to limit their acquisition of shares of other investment companies to those companies which are themselves permitted to invest only in securities which may be acquired by the respective Funds. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

         Money Market Instruments

         "Money market instruments" that may be purchased by the Money, Government Money, Tax-Exempt Money and New York Tax-Exempt Money Funds in accordance with their investment objectives and policies include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations acquired by the Money Fund may also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Fund's total assets may be invested in any one branch, and that no more than 20% of the Fund's total assets at the time of purchase may be invested in the aggregate in such obligations. Investments in non-negotiable time deposits are limited to no more than 5% of the value of a Fund's total assets at time of purchase, and are further subject to the overall 10% limit on illiquid securities described below under "Illiquid Securities."

         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject the Money Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Adviser believes that the credit risk with respect to the instrument is minimal.

         Municipal Securities

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Securities" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

         The two principal classifications of Municipal Securities which may be held by the Tax-Exempt Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

         Each Tax-Exempt Fund's portfolio may also include "moral obligation" securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund - the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by a Tax-Exempt Fund.

         The Tax-Exempt Funds may purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Securities. In general, such "stripped" Municipal Securities are offered at a substantial discount in relation to the principal and/or interest payments which the holders of the receipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Security, such yield will be exempt from federal income tax for such investor to the same extent as interest on the underlying Municipal Security. The Tax-Exempt Funds intend to purchase custodial receipts and "stripped" Municipal Securities only when the yield thereon will be, as described above, exempt from federal income tax to the same extent as interest on the underlying Municipal Securities.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs such as Moody's and S&P described in the Appendix hereto represent their opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

         The payment of principal and interest on most securities purchased by the Tax-Exempt Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal

Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

         Among other instruments, the Tax-Exempt Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the applicable maturity restrictions.

         The New York Tax-Exempt Money Fund may invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts, partnership interests, floating rate trust receipts or other forms. A typical tax-exempt derivative security involves the purchase of an interest in a Municipal Security or a pool of Municipal Securities which interest includes a tender option, demand or other feature. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Security to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Securities are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment.

         Before purchasing a tax-exempt derivative for the New York Tax-Exempt Money Fund, the Adviser is required by the Fund's Amortized Cost Procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Adviser will review periodically the entity's relevant financial information.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Securities, to the exemption of interest thereon from New York State and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the New York Tax-Exempt Money Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

         Repurchase Agreements

         The Money, Government Money, Tax-Exempt Money and New York Tax-Exempt Money Funds may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser.

         The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations described below under "Illiquid Securities." The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

         Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act. Income on repurchase agreements will be taxable.

         Securities Lending

         To increase return on their portfolio securities, the Money and Government Money Funds may lend their portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of these Funds, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

         There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

         Stand-By Commitments

         Each Tax-Exempt Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a "stand-by commitment," a dealer or bank agrees to purchase at the Fund's option, specified Municipal Securities at a specified price. The amount payable to a Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by the Tax-Exempt Funds at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred or assigned by a Fund only with the underlying instruments.

         The Tax-Exempt Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). When a Tax-Exempt Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

         The Tax-Exempt Funds intend to enter into "stand-by commitments" only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Tax-Exempt Funds will acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. "Stand-by commitments" acquired by a Tax-Exempt Fund would be valued at zero in determining the Fund's net asset value.

         Variable and Floating Rate Instruments

         Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument. While the Funds in general will invest only in securities that mature within 13 months of the date of purchase, they may invest in variable and floating rate instruments which have nominal maturities in excess of 13 months if such instruments have demand features that comply with conditions established by the Securities and Exchange Commission (the "SEC").

         Some of the instruments purchased by the Government Money and Treasury Money Funds may also be issued as variable and floating rate instruments. However, since they are issued or guaranteed by the U.S. government or its agencies or instrumentalities, they may have a more active secondary market.

         The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of variable and floating rate instruments and will continuously monitor their financial ability to meet payment on demand. In determining dollar-weighted average portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the SEC.

         When-Issued and Forward Transactions

         Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

         It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

         A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

         When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a "when-issued" purchase or a "forward commitment" to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         Miscellaneous

         The Money, Government Money, Treasury Money and Tax-Exempt Money Funds may not invest in oil, gas, or mineral leases.

Special Considerations Relating to New York Municipal Securities

         The following information represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of this SAI. The New York Municipal Fund has not independently verified the accuracy and completeness of the information contained in such Official Statements.

         There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the "State") or local government finances generally, will not adversely affect the market value of New York municipal obligations held by the New York Municipal Fund or the ability of particular issues to make timely payments of debt service on these obligations.

         Economic Trends

         Over the long term, the State and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State is the third most populous state in the nation and historically has been one of the wealthiest. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         New York State

         The New York Economy

         The terrorist attacks of September 11, 2001, have had a more devastating impact on the State economy than on any other state. In particular, the State's financial and tourism industries have suffered as a result of the attacks. It is therefore not surprising that the State economy is only now emerging from the most recent recession. State employment is projected to rise
0.3 percent in 2003, following a steep decline of 1.8 percent in 2002. Similarly, wage income is projected to rise 2.0 percent in 2003, following a decline of 3.8 percent in 2002. Both wage and total personal income growth for 2003 are expected to be well below historical averages, due in part to further declines in bonus payments for the first quarter of 2003 on a year-over-year basis. Bonus payments paid to financial service workers have been significantly reduced due to the recession and the steep decline in the stock market. In the aftermath of the bursting of the stock market bubble, it is expected that for the next two years bonuses in the financial and insurance sectors will remain at about one-half of their 2001 peak level. The unemployment rate for 2002 was 6.1 percent and is expected to remain virtually unchanged for 2003. While the State's rate of economic growth was somewhat slower than that of the nation for calendar years 1990 through 1998, the situation has been improving in recent years. In 1999, for the first time in 13 years, the economic growth rate of the State surpassed the national growth rate, and in 2000, the rates were essentially the same. The September 11, 2001, attacks resulted in a slowdown in New York that was more severe than to the nation as a whole. Nevertheless, in recent years, the gap between the national and State growth rates continues to narrow.

         The risks to the State economic forecast are substantial. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Since financial sector activity remains the largest risk to the State forecast, continued weakness in this sector would have a significant impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, economic growth could be stronger than projected. However, weaker than expected growth for both the national and international economies also could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector.

         In addition, the State has noted that there are additional risks to its forecast resulting from the uncertainties in the national economy as a whole. In particular, significant risks to the current economic forecast include: (i) global political instability, including the uncertain post-war environment in Iraq, and the Middle East in general; (ii) higher energy prices, which could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

         The 2003-04 State Financial Plan (current fiscal year) and Forecast for 2004-2006

         On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, the Division of Budget ("DOB") issued the Enacted Budget Financial Plan ("Financial Plan") on May 28, 2003, that reflected final action on the 2003-04 state budget by the Legislature. The 2003-04 Governor's Executive Budget (the "Executive Budget") reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from a spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fund increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

         The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB analysis of the Financial Plan indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. The General Fund is the principal operating fund of the State and is used for all financial transactions except those required to be accounted for in another fund. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted federal aid changes and savings from a fiscal management plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that the DOB considers to be highly speculative at this time. The combination of federal aid and management actions will keep the 2003-04 budget in balance.

         Legislative changes are projected to increase revenues by $1.9 billion in 2003-04, $1.4 billion in 2004-05, and $605 million in 2005-06. In addition to these changes, revenues are projected to decrease from the Executive Budget forecast by $462 million in 2003-04 primarily due to the impact of 2002-03 actuals on the current year, and the April 2003 income tax settlement. The net 2003-04 revenue change since the Executive Budget is therefore $1.4 billion. General Fund spending is projected to increase from the Executive Budget by a net $2.3 billion in 2003-04, $4.5 billion in 2004-05 and $4.2 billion in 2005-06. Total projected spending in the 2003-04 Financial Plan is $2.33 billion higher than the level recommended in the Executive Budget. Spending changes primarily reflect net legislative restorations and adds in

Medicaid ($840 million), school aid ($599 million), funding for member items ($200 million), higher education programs ($193 million) handicapped/all other education programs ($132 million), and welfare programs ($114 million).

         The recently enacted federal economic stimulus legislation provides $20 billion nationwide in fiscal relief to states, of which the DOB expects New York to receive $2.1 billion over the next two State fiscal years. In order to manage cash flow, assure budget balance in the current fiscal year, and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor has directed DOB to develop a fiscal management plan to reduce State operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. This plan will be developed in cooperation with State agency managers and is expected to be detailed by the time the State's First Quarterly Financial Plan Update is released in July. The DOB will also monitor and work to achieve additional revenues from certain measures enacted by the Legislature that DOB believes are speculative in nature and thus not reflected in the Financial Plan. These include Video Lottery Terminals at racetracks (legislative value of $150 million), collection of cigarette and motor fuel taxes on Indian Reservations (legislative value of $186 million), and collection of use tax (legislative value of $25 million), as well as other measures that the Legislature believes will reduce the outyear gaps.

         The Financial Plan projects total General Fund receipts of $39.84 billion, an increase from the $39.30 billion recorded in 2002-03. This total includes $28.56 billion in tax receipts, $3.67 billion in miscellaneous receipts, and $7.61 billion in transfers from other funds. The Financial Plan projects total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, of $40.84 billion for 2003-04, an increase of $1.32 billion or 3.4 percent from 2002-03. The State expects to end the 2003-04 fiscal year with a closing General Fund balance of $730 million. The closing balance represents monies on deposit in the Tax Stabilization Reserve Fund ($710 million) and the Contingency Reserve Fund ($20 million). The balance assumes achievement of $912 million of savings from the fiscal management plan including additional federal aid as described above.

         Special Considerations

         The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

         Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the State economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East, and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

         Recent events have increased the risks to the forecast for both employment and wages. Although the war with Iraq has recently ended, the threat of future terrorist acts still remains. The continuing erosion of investor confidence has had a major impact on Wall Street and the City economy. Securities industry profits for 2002 were the lowest in eight years; including research settlement charges and write-offs for potential litigation costs, profits were a negative $1 billion for the fourth quarter. After suffering its second consecutive annual loss in 2002, the stock market continued to deteriorate in the beginning months of this year, due largely to the uncertainty related to the military conflict in Iraq. If global tensions resolve quickly, equity markets could strengthen more quickly than expected. If not, financial sector weakness, combined with weak domestic and global demand for State goods and services, will continue to have an adverse impact on the State's economic recovery.

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

         Ratings

         Standard & Poor's, Moody's and Fitch Ratings currently rate the State's general obligation bonds AA, A2 and AA, respectively.

         On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA. On May 16, 2003, Standard & Poor's reaffirmed its AA rating, but revised its outlook from stable to negative on the State's general obligation bonds. On December 6, 2002, Moody's revised its outlook on the State's general obligation bonds to stable from positive. On April 29, 2003, Moody's reaffirmed it A2 rating and its stable outlook on the State's general obligation bonds. On April 30, 2003, Fitch Ratings reaffirmed its AA rating and its negative rating watch on the State's general obligation bonds.

         New York City

         Overview

         The City, with a population of approximately 8.0 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

         The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2002 through 2006 fiscal years. Implementation of the financial plan is dependent upon the City's ability to market its securities successfully. The financial plan is also dependent on the financing capacity of the New York City Transitional Finance Authority (the "TFA"), which is currently authorized to have outstanding $2.5 billion in recovery bonds and notes. The City's program for financing capital projects for fiscal years 2002 through 2006 includes the anticipated issuance of approximately $13.6 billion of general obligation bonds and approximately $3.9 billion of bonds (excluding obligations issued to pay costs relating to the September 11 attacks) to be issued by the TFA. The City assumes that borrowings from the TFA and federal aid will pay in substantial part for the costs relating to the September 11 attacks. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes as well as those issued by the TFA and other City agencies.

         The 2003-07 Financial Plan

         As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. On November 18, 2002, the City took the unprecedented step of releasing two months early a detailed plan for closing a $6.4 billion gap between forecast revenues and expenses. This November plan was a modification to the financial plan submitted to the Control Board on June 26, 2002. Subsequently, on January 31, 2003, the City submitted to the Control Board its financial plan (the "City Financial Plan") setting forth projected revenues and expenses for operations for fiscal years 2003 through 2007. The City Financial Plan indicated that since November, agency cuts have been put in place and the City property tax has been increased, although not at the rate anticipated in the November plan. To achieve balanced budgets for 2003 and 2004, the City Financial Plan contains a gap-closing program that has been developed to eliminate the projected gaps of $486 million in 2003 and $3.4 billion in 2004. However, the recurring savings from implementation of the City Financial Plan will leave remaining gaps of $1.5 billion in fiscal 2005 and $2.0 billion in fiscal years 2006 and 2007, after $621 million of discretionary and other transfers to provide in fiscal year 2003 for debt service and other payments due in fiscal year 2004, and after implementation of the property tax increase and other gap closing actions. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

         Special Considerations

         The City Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases; (iii) the ability of the City to implement cost reduction initiatives (including the July 18, 2002, announcement by the Mayor that was directed to the Office of Management and Budget to reserve 7.5% of City-funded spending to address projected gaps and provide reserves); and (iv) the impact of real estate market conditions. The projections contained in the City Financial Plan may also be affected by the uncertainty relating to the State Financial Plan and to the U.S. economy, as a whole, as discussed above.

         With respect to the impact of September 11 on the City, the City Financial Plan assumes that the City's costs relating to September 11 will be paid in substantial part from federal aid and funds provided by the TFA. The City is seeking to be reimbursed by the federal government for all of its direct costs (which are expected to be substantially lower than initially anticipated) for response and remediation of the World Trade Center site. The City also expects to receive federal funds for the costs of economic revitalization. The federal government has committed $21.4 billion for disaster assistance for New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. Included in the $21.4 billion is $5.5 billion allocated for redevelopment incentives for businesses located in the Liberty Zone (the area surrounding the World Trade Center site). In addition, the State legislature increased the financing capacity of the TFA by $2.5 billion to fund recovery costs and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal disaster aid. It is currently not possible to quantify the long-term adverse impact of September 11 on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources which will be required.

         Although the City has maintained balanced budgets in each of its last twenty-one fiscal years, there can be no assurance that the gap-closing actions proposed in the City Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base. It can be expected that the City Financial Plan will engender public debate, which will continue through the time the budget is scheduled to be adopted in June 2003, and it is possible that projected savings and revenues will not be realized. Accordingly, the City Financial Plan may be changed substantially by the time the budget for fiscal year 2004 is adopted.

         Finally, the sluggish pace of the current economic recovery at the national level does not bode well for a timely turnaround in the City's economy. Coming out of past recessions, the City has typically lagged the nation's recovery. This is largely due to the fact that the City's economy does not gain much from the recovery in manufacturing that takes hold in the early phase of the up cycle, as well as the fact that demand for the City's service sectors only picks up when a recovery is firmly in place. The current cycle is not expected to be any different. In addition to the employment declines, the City's economic woes over the past two years have been further compounded by the drastic decline in compensation on Wall Street, more severe than anticipated in previous forecasts. As a result, the forecast for wage income in the City shows declines for two consecutive years, unprecedented in recent times. Job growth in the City is not expected to begin until the fourth quarter of 2003, lagging the U.S. by three quarters, and even then growth is projected to be anemic. It is of little surprise, given the weak labor market and Wall Street's performance, that conditions in the City's commercial real estate market have significantly deteriorated. By the end of 2002, there were nearly 26 million square feet of primary office space available on the market, compared to 16 million square feet at the start of the year. With so much vacant space available for lease, landlords have been forced to lower rents considerably. With additional job losses anticipated, both the Downtown and Midtown primary office markets are expected to worsen in 2003.

         Ratings

         Standard & Poor's, Moody's and Fitch Ratings currently rate the City's outstanding general obligation bonds A, A2 and A+, respectively.

         On May 27, 2003, Standard & Poor's reaffirmed its A rating and revised its outlook from negative to stable on the City's general obligation bonds. On November 15, 2001, Moody's revised its outlook on the City's general obligation bonds to negative from uncertain due to the disruptive effects of September 11 on the City's economy and the effects of the national economic recession. On May 27, 2003, Moody's reaffirmed its A2 rating and its negative outlook on the City's general obligation bonds. In December 2002, Fitch Ratings issued a negative outlook on the City's general obligation bonds. On May 29, 2003, Fitch Ratings reaffirmed its A+ rating and its negative outlook on the City's general obligation bonds.

         Litigation

         A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the State Financial Plan.

         The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2002, amounted to approximately $4.3 billion.

                             INVESTMENT LIMITATIONS

         The investment limitations enumerated in paragraphs (1) through (28) are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. The investment limitations enumerated in paragraphs (29) through (32) are matters of operating policy. Investment limitations which are "operating policies" with respect to the Funds may be changed by the Companies' Boards of Directors without shareholder approval. As used herein, a "vote of the holders of a majority of the outstanding shares" of a Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of such Company or such Fund, or (b) 67% or more of the shares of such Company or such Fund present at a meeting if more than 50% of the outstanding shares of such Company or such Fund are represented at the meeting in person or by proxy.

         No Fund may:

         1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Taxable Funds might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; and except to the extent that purchase by the Tax-Exempt Money Fund of Municipal Securities or other securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting; and except to the extent that purchase by the New York Tax-Exempt Money Fund of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting;

         2. Purchase or sell real estate, except that each Taxable Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; and except that the Tax-Exempt Money Fund may invest in Municipal Securities secured by real estate or interests therein; and except that the New York Tax-Exempt Money Fund may invest in securities secured by real estate or interests therein;

         3. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs; and

         4. Issue any senior securities, except insofar as any borrowing in accordance with a Fund's investment limitations might be considered to be the issuance of a senior security.

         Each of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds may not:

         5. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of each Fund's total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, each Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule;

         6. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

         7. Purchase securities on margin, make short sales of securities, or maintain a short position; and

         8. Invest in or sell puts, calls, straddles, spreads, or any combination thereof.

         Each of the Money, Government Money and Treasury Money Funds may not:

         9. Make loans, except that (i) each Fund may purchase or hold debt securities in accordance with its investment objective and policies, and the Money Fund and the Government Money Fund may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) the Money Fund and the Government Money Fund may lend portfolio securities in an amount not exceeding 30% of their total assets;

         10. Invest in bank obligations having remaining maturities in excess of one year, except that securities subject to repurchase agreements may bear longer maturities;

         11. Invest in companies for the purpose of exercising management or control;

         12. Invest more than 5% of a Fund's total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

         13. Purchase foreign securities; except the Money Fund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by domestic branches of foreign banks and foreign branches of U.S. banks in an amount not to exceed 20% of its total net assets;

         14. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

         15. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of a Fund's total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks;

         16. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and

         17. Knowingly invest more than 10% of the value of a Fund's total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.

         The Tax-Exempt Money Market and New York Tax-Exempt Money Market Funds may not:

         18. Under normal circumstances, (i) invest less than 80% of their respective net assets in investments the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax; or (ii) invest their respective assets so that less than 80% of the income that they distribute will be exempt, as applicable, from federal income tax or from both federal and state income tax.

         The Tax-Exempt Money Fund may not:

         19. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

         20. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

         21. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

         22. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions; and

         23. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

         The New York Tax-Exempt Money Fund may not:

         24. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

         25. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or periods of unusual market conditions;

         26. Borrow money or mortgage, pledge, or hypothecate its assets except to the extent permitted under the 1940 Act; and

         27. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities.

         The Treasury Money Fund may not:

         28. Purchase securities other than obligations issued or guaranteed by the U.S. Treasury or an agency or instrumentality of the U.S. government and securities issued by investment companies that invest in such obligations.

         In addition, the New York Tax-Exempt Money Fund is subject to the following operating policies. The New York Tax-Exempt Money Fund may not:

         29. Purchase securities on margin, make short sales of securities, or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of portfolio transactions;

         30. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

         31. Invest in companies for the purpose of exercising management or control; and

         32. Invest more than 10% of its net assets in illiquid securities.

                                      * * *

         Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute a violation of such limitation. However, with respect to Investment Limitation No. 18, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment, the requirement is no longer met, the Fund's future investments will be made in a manner that will bring it into compliance with the requirement.

         For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

         In Investment Limitation No. 5 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user;
(b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

         Notwithstanding Investment Limitations Nos. 17, 21 and 32 above, the Companies intend to limit the Funds' investments in illiquid securities to 10% of each Fund's net (rather than total) assets.

         Notwithstanding the proviso in Investment Limitation No. 22, to the extent that the Tax-Exempt Money Fund has invested more than 20% of the value of its assets in taxable securities on a temporary defensive basis, the industry diversification limitation in Investment Limitation No. 22 shall apply to taxable securities issued or guaranteed by any state, territory, or possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

         In order to obtain a rating from a rating organization, a Fund will comply with special investment limitations.

                         NET ASSET VALUE AND NET INCOME

         The Companies use the amortized cost method of valuation to value Shares in the Funds. Pursuant to this method, a security is valued at its cost initially, and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund involved would receive if it sold the security. The market value of portfolio securities held by the Funds can be expected to vary inversely with changes in prevailing interest rates.

         The Funds invest only in high-quality instruments and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a constant net asset value per Share. The Funds will not purchase any security deemed to have a remaining maturity of more than 13 months within the meaning of the 1940 Act or maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Companies' Boards of Directors have established procedures that are intended to stabilize the net asset value per Share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Boards deem appropriate, of the extent, if any, to which the net asset value per Share of a Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one half of one percent, the Boards of Directors will promptly consider what action, if any, should be initiated. If the Boards of Directors believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take appropriate steps to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming Shares in kind; reducing the number of the Fund's outstanding Shares without monetary consideration; or utilizing a net asset value per Share determined by using available market quotations.

         Net income of each of the Funds for dividend purposes consists of (i) interest accrued and discount earned on a Fund's assets, less (ii) amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one portfolio of a Company (e.g., administrative, legal, accounting, and directors' fees) prorated to each portfolio of the Company on the basis of their relative net assets.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

         Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Companies' sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

         At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

         In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares

         Shares of the Funds are offered for sale at their net asset value per Share next computed after a purchase request is received in good order by the Companies' transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

         Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors or to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

         Institutional Shares may be purchased directly only by financial institutions ("Institutional Investors"). Retail Shares may be purchased directly by individuals ("Direct

Investors") or by Institutional Investors (collectively with Direct Investors, "Investors"). Retail Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Companies.

         A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. ("BFDS"), in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Shareholder Organizations."

Redemption Procedures

         Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to BFDS by telephone at (800) 881-9358 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Companies, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

         Shares may be redeemed by an Investor by submitting a written request for redemption to:

         Excelsior Funds, Inc. (or Excelsior Tax-Exempt Funds, Inc.) c/o Boston Financial Data Services, Inc.
         P.O. Box 8529 Boston, MA 02266-8529

         As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or at the address given above. BFDS may require additional supporting documents for redemptions. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for Retail Shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Payment for Institutional Shares redeemed will normally be sent the next Business Day after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297). Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing BFDS by wire or telephone to wire the redemption proceeds directly to the Investor's account at any commercial bank in the United States. Institutional Investors may also redeem Shares by instructing BFDS by telephone at (800) 446-1012 or by terminal access.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

         Except as described in "Investor Programs" below, Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to Investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

         The Companies may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the New York Stock Exchange ("NYSE") is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

         In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

         The Companies reserve the right to honor any request for redemption or repurchase of a Fund's Shares by making payment in whole or in part in securities chosen by the Companies and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Each Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

         Under certain circumstances, the Companies may, in their discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

                                INVESTOR PROGRAMS

Systematic Withdrawal Plan

         An Investor who owns Retail Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

         (1) A fixed-dollar withdrawal;

         (2) A fixed-share withdrawal;

         (3) A fixed-percentage withdrawal (based on the current value of the account); or

         (4) A declining-balance withdrawal.

         Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Retail Shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional Retail Shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Retail Shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Retail Shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

         Investors and Customers of Shareholder Organizations may exchange Retail Shares having a value of at least $500 for Shares of any other portfolio of the Companies or for Shares of Excelsior Funds Trust. Institutional Shares may be exchanged for Institutional Shares of any portfolio of Excelsior Funds Trust. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

         Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Funds Trust. However, certain exchanges may be subject to a 2.00% redemption fee. See Excelsior Fund's International Funds Prospectus and Excelsior Funds Trust's Institutional Shares Prospectus. In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, the Companies and Excelsior Funds Trust reserve the right to limit the number of exchange requests of Investors to no more than six per year. The Companies may also refuse an exchange request if they determine that such exchange would not be in the best interest of a Fund or its shareholders. The Companies and Excelsior Funds Trust may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

         For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss for tax purposes, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of Shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.

Retirement Plans

         Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

         - IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

         - Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

         -  Keogh Plans for self-employed individuals.

         Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling
(800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program

         The Automatic Investment Program permits Investors to purchase Retail Shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from an Investor's checking, bank money market or NOW account designated by the Investor. At the Investor's option, the account designated will be debited in the specified amount, and Retail Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

Additional Information

         Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

                          DESCRIPTION OF CAPITAL STOCK

         Excelsior Fund's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $0.001 par value per share; and Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to twenty-four billion full and fractional shares of common stock, $0.001 par value per share. Both Charters authorize the respective Boards of Directors to classify or reclassify any unissued shares of the respective Companies into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the particular Company's Board of Directors.

         Shares have no preemptive rights and only such conversion or exchange rights as the Boards of Directors may grant in their discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the portfolios of the Company involved, of any general assets of that Company not belonging to any particular portfolio of that Company which are available for distribution. In the event of a liquidation or dissolution of either Company, shareholders of such Company will be entitled to the same distribution process.

         Shareholders of the Companies are entitled to one vote for each full Share held, and fractional votes for fractional Shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of a Company's aggregate outstanding Shares may elect all of that Company's directors, regardless of the votes of other shareholders.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as each Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of each Company voting without regard to class.

         The Companies' Charters authorize the Boards of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding Shares to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company involved, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding Shares of any portfolio to be redeemed at their net asset value or converted into shares of another class of the Company's capital stock at net asset value. The exercise of such authority by the Boards of Directors will be subject to the provisions of the 1940 Act, and the Boards of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

         Notwithstanding any provision of Maryland law requiring a greater vote of a Company's Common Stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company's Charter, each Company may take or authorize such action upon the favorable vote of the holders of more than 50% of its outstanding common stock voting without regard to class.

         Certificates for Shares will not be issued unless expressly requested in writing to BFDS and will not be issued for fractional Shares.

                             MANAGEMENT OF THE FUNDS

Directors and Officers

         The business and affairs of the Funds are managed under the direction of the Companies' Boards of Directors. The directors and executive officers of the Companies, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, none of the Companies' directors is deemed an "interested person" of the Companies as defined in the 1940 Act.




                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                in Excelsior
                                                                                                  Complex              Other
                          Position(s)   Term of Office         Principal                          Overseen         Directorships
                          Held with      and Length of     Occupation(s) During                   by Board         Held by Board
Name, Address, Age(1)   the Companies    Time Served(2)       Past 5 Years                        Member(3)          Member(4)
---------------------   -------------   ----------------      ------------                        --------           ---------


DIRECTORS

Frederick S. Wonham         Director,       Since 1995     Retired; Chairman of the Boards      31             Vice Chairman of U.S.
Age: 71                     Chairman of                    and Director (since 1997) and                       Trust Corporation and
                            the Board                      President and Treasurer (1995 to                    U.S. Trust New York
                                                           February 2002) of Excelsior Fund                    (from February 1990
                                                           and Excelsior Tax-Exempt Fund;                      until September
                                                           Chairman of the Board and Trustee                   1995); and Chairman,
                                                           (since 1997), President and                         U.S. Trust Company
                                                           Treasurer (1995 to February 2002)                   (from March 1993 to
                                                           of Excelsior Funds Trust.                           May 1997).

Rodman L. Drake             Director        Since 1994     Director of Excelsior Fund and       31             Director, Parsons
Age: 60                                                    Excelsior Tax-Exempt Fund (since                    Brinkerhoff, Inc.
                                                           1996); Trustee of Excelsior                         (engineering firm)
                                                           Funds Trust (since 1994);                           (since 1995);
                                                           President, Continuation                             MetroCashcard
                                                           Investments Group, Inc. (since                      International, Inc.
                                                           1997); President, Mandrake Group                    (since 1999);
                                                           (investment and consulting firm                     Director,
                                                           (1994-1997).                                        Hotelvision, Inc.
                                                                                                               (since 1999;
                                                                                                               Director, Alliance
                                                                                                               Group Services, Inc.
                                                                                                               (since 1998);
                                                                                                               Director, Clean Fuels
                                                                                                               Technology Corp.
                                                                                                               (since 1998);
                                                                                                               Director, Absolute
                                                                                                               Quality Inc. (since
                                                                                                               2000); Director,
                                                                                                               Hyperion Total Return
                                                                                                               Fund, Inc. and three
                                                                                                               other funds for which
                                                                                                               Hyperion Capital
                                                                                                               Management, Inc.
                                                                                                               serves as investment
                                                                                                               adviser (since 1991);
                                                                                                               Director, The Latin
                                                                                                               American Smaller
                                                                                                               Companies Fund, Inc.
                                                                                                               (from 1993 to 1998).





Mel Hall                    Director        Since 2000     Director of Excelsior Fund and       31             None
Age: 58                                                    Excelsior Tax-Exempt Fund (since
                                                           July 2000); Trustee of Excelsior
                                                           Funds Trust (since July 2000);
                                                           Chief Executive Officer,
                                                           Comprehensive Health Services,
                                                           Inc. (health care management and
                                                           administration).

Roger M. Lynch              Director          Since        Retired; Director of Excelsior       31             Director, SLD
Age: 62                                     September      Fund and Excelsior Tax-Exempt                       Commodities, Inc.
                                              2001         Fund and Trustee of Excelsior                       (importer of nuts)
                                                           Funds Trust (since September                        (since 1991);
                                                           2001); Chairman of the Board of                     Chairman, Goldman
                                                           Trustees of Fairfield University                    Sachs Money Markets,
                                                           (since 1996); President,                            Inc. (from 1982 to
                                                           Corporate Asset Funding Co., Inc.                   1986).
                                                           (asset securitization) (from 1987
                                                           to 1999); General Partner (from
                                                           1980 to 1986) and Limited Partner
                                                           (from 1986 to 1999), Goldman
                                                           Sachs & Co.


                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                in Excelsior
                                                                                                  Complex              Other
                          Position(s)   Term of Office         Principal                          Overseen         Directorships
                          Held with      and Length of     Occupation(s) During                   by Board         Held by Board
Name, Address, Age(1)   the Companies    Time Served(2)       Past 5 Years                        Member(3)          Member(4)
---------------------   -------------   ----------------      ------------                        --------           ---------

Jonathan Piel               Director        Since 1994     Director of Excelsior Fund and       31             Director, Group for
Age: 64                                                    Excelsior Tax-Exempt Fund (since                    the South Fork,
                                                           1996); Trustee of Excelsior Funds                   Bridgehampton, New
                                                           Trust (since 1994).                                 York (since 1993);
                                                                                                               and Member, Advisory
                                                                                                               Committee, Knight
                                                                                                               Journalism
                                                                                                               Fellowships,
                                                                                                               Massachusetts
                                                                                                               Institute of
                                                                                                               Technology (since
                                                                                                               1984).

OFFICERS

James L. Bailey             President         Since        Executive Vice President of          N/A            N/A
114 West 47th Street                        May 2003       U.S. Trust Corporation and U.S.
New York, NY 10036                                         Trust New York (since January
Age: 57                                                    2003); President, Excelsior
                                                           Fund, Excelsior
                                                           Tax-Exempt Fund and
                                                           Excelsior Funds Trust
                                                           (since May 2003);
                                                           Consultant in the
                                                           financial services
                                                           industry (from August
                                                           2000 to January 2003);
                                                           Executive Vice
                                                           President of Citicorp
                                                           (1992 to August 2000).

Brian Schmidt               Vice            Since 2001     Senior Vice President, U.S. Trust    N/A            N/A
225 High Ridge Road         President,                     Company (since 1998); Vice
Stamford, CT 06905          Chief                          President, U.S. Trust Company
Age: 44                     Financial                      (from 1996-1998); Vice President,
                            Officer and                    Chief Financial Officer and
                            Treasurer                      Treasurer, Excelsior Fund,
                                                           Excelsior Tax-Exempt
                                                           Fund and Excelsior
                                                           Funds Trust (since
                                                           February 2001); Chief
                                                           Financial Officer,
                                                           Excelsior Venture
                                                           Investors III, LLC and
                                                           Excelsior Venture
                                                           Partners III, LLC
                                                           (since 2001); Chief
                                                           Financial Officer,
                                                           Excelsior Private
                                                           Equity Fund II, Inc.
                                                           (since 1997) and UST
                                                           Private Equity Fund,
                                                           Inc. (since 1995).

Frank Bruno                 Vice            Since 2001     Vice President, U.S. Trust           N/A            N/A
225 High Ridge Road         President and                  Company (since 1994); Vice
Stamford, CT 06905          Assistant                      President and Assistant
Age: 43                     Treasurer                      Treasurer, Excelsior Fund,
                                                           Excelsior Tax-Exempt
                                                           Fund and Excelsior
                                                           Funds Trust (since
                                                           February 2001);
                                                           Treasurer, Excelsior
                                                           Venture Investors III,
                                                           LLC and Excelsior
                                                           Venture Partners III,
                                                           LLC (since 2001),
                                                           Excelsior Private
                                                           Equity Fund II, Inc.
                                                           (since 1997) and UST
                                                           Private Equity Fund,
                                                           Inc. (since 1995).

Joseph Leung                Vice              Since        Vice President, U.S. Trust           N/A            N/A
225 High Ridge Road         President and   May 2003       Company (since March 2003); Vice
Stamford, CT  06905         Assistant                      President and Assistant
Age: 37                     Treasurer                      Treasurer, Excelsior Fund,
                                                           Excelsior Tax-Exempt
                                                           Fund and Excelsior Funds Trust
                                                           (since May 2003); Vice
                                                           President of Merrill Lynch &
                                                           Co. (from 2000 to 2002);
                                                           Treasurer, Vice President and
                                                           Chief Accounting Officer of
                                                           Midas Funds, Bexil Fund, Tuxis
                                                           Fund, Global Income Fund


                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                in Excelsior
                                                                                                  Complex              Other
                          Position(s)   Term of Office         Principal                          Overseen         Directorships
                          Held with      and Length of     Occupation(s) During                   by Board         Held by Board
Name, Address, Age(1)   the Companies    Time Served(2)       Past 5 Years                        Member(3)          Member(4)
---------------------   -------------   ----------------      ------------                        --------           ---------

                                                           and Winmill & Co. Incorporated
                                                           (from 1995 to 2000).

Alison Baur                 Secretary       Since May      Vice President, Charles Schwab &     N/A            N/A
101 Montgomery Street                        2003          Co., Inc. (since 1999);
San Francisco, CA  94104                                   Secretary, Excelsior Fund,
Age: 39                                                    Excelsior Tax-Exempt Fund and
                                                           Excelsior Funds Trust (since May
                                                           2003); Associate General Counsel,
                                                           Grantham, Mayo, Van Otterloo &
                                                           Co. LLC (1997-1999).

Lee Wilcox                  Assistant       Since June     Employed by SEI Investments since    N/A            N/A
530 E. Swedesford Road      Treasurer          2002        June 2002.  Director of Fund
Wayne, PA  19087                                           Accounting, SEI Investments since
Age: 44                                                    June 2002.  Senior Operations
                                                           Manager of Deutsche
                                                           Bank Global Fund
                                                           Services (2000-2002),
                                                           PricewaterhouseCoopers
                                                           LLP (1995-2000), United
                                                           States Army
                                                           (1982-1992).

Timothy D. Barto            Assistant       Since 2001     Employed by SEI Investments since    N/A            N/A
One Freedom Valley Drive    Treasurer                      October 1999.  Vice President and
Oaks, PA  19456                                            Assistant Secretary of SEI
Age: 35                                                    Investments since December 1999.
                                                           Associate at Dechert, Price &
                                                           Rhoads (1997-1999).  Associate at
                                                           Richter, Miller and Finn
                                                           (1993-1997).


-------------------------

(1) Each director may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2) Each director shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of July 29, 2003, the Excelsior Funds Complex consisted of 31 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5) Mr. Gomory retired from the Board of Directors/Trustees of the Excelsior Funds Complex on January 23, 2003.

         The Boards have an Audit Committee that meets annually to review the Companies' financial statements with the independent accountants and to report on its findings to the Boards. The members of the Committee are Frederick S. Wonham, Rodman L. Drake, Mel Hall, Roger M. Lynch and Jonathan Piel. The Committee met one time during the fiscal year ended March 31, 2003.

         The Companies' Board has a Nominating Committee consisting of Messrs. Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Companies' Board in the event a position is vacated or created. The Nominating Committee did not meet once during the Companies' fiscal year ended March 31, 2003. The Nominating Committee will consider nominees recommended by the Companies' shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Companies.


         Effective September 5, 2001, each director receives an annual fee of $15,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional annual fee of $7,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each receive $1,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee. Prior to September 5, 2001, each director received an annual fee of $9,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $4,000 from Excelsior Funds Trust plus a per-Company meeting fee of $1,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $250 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred in attending meetings. The Chairman of the Board of each Company was entitled to receive an additional $5,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for services in such capacity. In addition, Messrs. Drake and Piel each received $2,000 per annum for their services on the Nominating Committee. The employees of U.S. Trust Company and SEI do not receive any compensation from the Companies for acting as officers of the Companies.


         The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2002.(1)

                                                                              Aggregate Dollar Range of
                                                                              Equity Securities in All
                                                                                 Registered Investment
                                                                              Companies Overseen or to
                                                                              be Overseen by Director or
   Name of Director         Dollar Range of Equity Securities in each            Nominee in Family of
                                             Fund                                Investment Companies
-------------------------  ------------------------------------------------  ------------------------------
Frederick S. Wonham         Excelsior Funds, Inc.:                                over $100,000
                            Blended Equity Fund         $10,001 - 50,000
                            Val & Restruct. Fund        over $100,000
                            International Fund          $10,001 - 50,000

                            Excelsior Tax-Exempt Funds, Inc.:
                            Tax-Exempt Money            over $100,000
                            IT Tax-Exempt Fund          $50,001-100,000


Rodman L. Drake             Excelsior Funds, Inc.:                                 $1 - 10,000
                            Biotechnology Fund          $1 - 10,000

                            Excelsior Tax-Exempt Funds, Inc.:
                            LT Tax-Exempt Fund          $1 - 10,000


Morrill Melton Hall, Jr.    Excelsior Funds, Inc.:                               $10,000 - 50,000
                            Managed Income Fund         $1 - 10,000
                            Biotechnology Fund          $1 - 10,000
                            ST Government Fund          $1 - 10,000
                            Val & Restruct. Fund        $10,001 - 50,000
                            Blended Equity Fund         $1 - 10,000
                            Small Cap Fund              $1 - 10,000
                            Energy & Nat Fund           $10,001 - 50,000
                            Real Estate Fund            $1 - 10,000
                            Gov't. Money Fund           $1 - 10,000
                            International Fund          $10,001 - 50,000

                            Excelsior Tax-Exempt Funds, Inc.:
                            Tax-Exempt Money            $1 - 10,000


Roger M. Lynch                                    None                                 None


Jonathan Piel               Excelsior Funds, Inc.:                                            over $100,000
                            Money Fund                  $1 - 10,000
                            Managed Income Fund         $10,001 - 50,000
                            IT Managed Inc. Fund        $50,001 - 100,000

---------------
  (1)  Fund Complex means the Companies and Excelsior Funds Trust.

         As of July 29, 2003, the directors and officers of each Company as a group owned beneficially less than 1% of the outstanding shares of each fund of each Company, and less than 1% of the outstanding shares of all funds of each Company in the aggregate.

         The following chart provides certain information about the fees received by the Companies' directors in the most recently completed fiscal year.

                                                                                                Total Compensation
                                   Aggregate        Pension or Retirement      Estimated      from the Companies and
                               Compensation from     Benefits Accrued as    Annual Benefits    Fund Complex*Paid to
  Name of Person/Position        the Companies      Part of Fund Expenses   Upon Retirement          Directors
  -----------------------        -------------      ---------------------   ---------------          ---------
Rodman L. Drake                     $59,000                None                   None              $71,000(3)**
Director
Roger M. Lynch                      $55,000                None                   None              $66,000(3)**
Director
Ralph E. Gomory***                  $55,000                None                   None              $66,000 (3)**
Director
Jonathan Piel                       $55,000                None                   None              $66,000 (3)**
Director
Mel Hall                            $55,000                None                   None              $66,000 (3)**
Director
Frederick S. Wonham                 $70,000                None                   None              $86,000(3)**
Chairman of the Board

---------------
* The "Fund Complex" consists of the Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust.
**   Number of investment companies in the Fund Complex for which director served as director or trustee.
***  Mr.  Gomory retired from the Boards as of January 23, 2003.

Investment Advisory and Administration Agreements

         United States Trust Company of New York and U.S. Trust Company, N.A. (together, "U.S. Trust" or the "Adviser") serve as co-investment advisers to the Fund. On June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectus. The Adviser provides investment advisory services through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds.

         Prior to May 31, 2000, U.S. Trust served as investment adviser to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds pursuant to advisory agreements substantially similar to the Investment Advisory Agreements currently in effect for the Funds.

         For the services provided and expenses assumed pursuant to its Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of each of the Money, Government Money and Tax-Exempt Money Funds; 0.30% of the Treasury Money Fund's average daily net assets; and 0.50% of the New York Tax-Exempt Money Fund's average daily net assets.

         The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund to keep such Fund's net annual operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section of the Fund's prospectus. The waiver may not be terminated before March 31, 2004.

         For the fiscal years ended March 31, 2003, 2002 and 2001, the Companies paid the Adviser fees for advisory services as follows:

                                         Fiscal Year Ended           Fiscal Year Ended          Fiscal Year Ended
                                           March 31, 2003             March 31, 2002             March 31, 2001
                                           --------------             --------------             --------------
Money Fund                                   $3,658,623                  $ (254,587)                 $  190,690
Government Money Fund                        $1,497,629                  $2,485,921                  $2,417,036
Treasury Money Fund                          $1,542,864                  $1,636,484                  $1,313,022
Tax-Exempt Money Fund                        $3,166,089                  $3,622,648                  $3,879,663
New York Tax-Exempt Money Fund               $1,649,088                  $2,019,813                  $1,501,289



         For the fiscal years ended March 31, 2003, 2002 and 2001, the Adviser's waivers reduced advisory fees by the following:

                                         Fiscal Year Ended           Fiscal Year Ended          Fiscal Year Ended
                                           March 31, 2003             March 31, 2002             March 31, 2001
                                           --------------             --------------             --------------
Money Fund                                   $1,352,873                  $5,542,318                 $4,486,245
Government Money Fund                        $  293,488                  $  361,359                 $  316,995
Treasury Money Fund                          $  203,050                  $  181,730                 $  236,505
Tax-Exempt Money Fund                        $2,868,380                  $2,587,878                 $1,642,130
New York Tax-Exempt Money Fund               $   15,227                  $1,301,481                 $1,126,976

         At a meeting held on July 31, 2002, the Boards of Directors of the Companies, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act), approved the continuation of the Companies' Investment Advisory Agreements with the Adviser with respect to the Funds, for an additional one-year period. In connection with such approvals, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to each Fund and the Adviser's experience and qualifications. The directors considered, in particular, each Fund's fee structure, including each Fund's operating expense ratios and the Adviser's fee waivers and expense reimbursements for each Fund; the profitability to the Adviser of its services to the Companies, the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; possible economies of scale; other compensation or possible benefits to the Adviser arising from its relationship with the Companies; and a comparison of fees charged by the Adviser with fees charged to similar clients. The directors also considered the personnel and resources of the Adviser, the overall nature and quality of the Adviser's services and the specific provisions of the Investment Advisory Agreements.

         Among other items, the directors also reviewed and considered a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (contractual management fees and actual management fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets).

         After discussion, each Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to continue to manage each Company. Each Board of Directors also concluded that based on the services that the Adviser would provide to each Company under the Investment Advisory Agreements and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, each Board of Directors concluded unanimously that it was in the best interests of the Funds to continue the Investment Advisory Agreements with the Adviser for an additional one-year period.

         The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that U.S. Trust New York and U.S. Trust Company shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

         U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles
R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc. Schwab is one of the nation's largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served 8.0 million active accounts with $798.2 billion in customer assets.

         SEI, Federated Services Company, an affiliate of the Distributor, and U.S. Trust Company, N.A. (together, the "Administrators") serve as the Companies' administrators and provide the Funds with general administrative and operational assistance. SEI replaced Chase Global Funds Services Company ("CGFSC") as one of the Company's Administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the "Administration Agreement"). Under the Aministration Agreements, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income, "exempt-interest dividends," and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

         The Administrators also provide administrative services to the other investment portfolios of the Companies and to all of the investment portfolios of Excelsior Funds Trust which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Companies and Excelsior Funds Trust (except for the international portfolios of Excelsior Fund and Excelsior Funds Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of Excelsior Fund and Excelsior Funds Trust) as follows:

         Combined Aggregate Average Daily Net Assets of Excelsior Fund,
       Excelsior Tax-Exempt Fund and Excelsior Funds Trust (excluding the international portfolios of Excelsior Fund and Excelsior Funds Trust)

                                                              Annual Fee
     First $200 million..........................................0.200%
     Next $200 million...........................................0.175%
     Over $400 million...........................................0.150%

         Administration fees payable to the Administrators by each portfolio of the Companies and Excelsior Funds Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time. For the fiscal year ending March 31, 2004, U.S. Trust Company has voluntarily agreed to waive 0.04% of its administration fee.

          For the fiscal years ended March 31, 2003, 2002 and 2001, the Funds paid the following administration fees:

                                           March 31, 2003          March 31, 2002             March 31, 2001
                                           --------------          --------------             --------------
Money Fund                                   $3,033,610                  $2,527,890                  $2,843,576
Government Money Fund                        $  655,321                  $1,378,933                  $1,662,263
Treasury Money Fund                          $  633,571                  $  721,552                  $  785,094
Tax-Exempt Money Fund                        $2,636,599                  $2,965,158                  $3,357,250
New York Tax-Exempt Money Fund               $  651,482                  $  792,591                  $  798,993



         For the fiscal years ended March 31, 2003, 2002 and 2001, the Administrators waived the following administration fees:

                                              Fiscal Year ended       Fiscal Year ended         Fiscal Year ended
                                               March 31, 2003          March 31, 2002             March 31, 2001
                                               --------------          --------------            --------------
Money Fund                                       $930,144                 $687,066                   $   0
Government Money Fund                            $291,759                 $352,222                   $  28
Treasury Money Fund                              $236,006                 $199,678                   $   0
Tax-Exempt Money Fund                            $982,902                 $810,861                   $   0
New York Tax-Exempt Money Fund                   $240,614                 $217,087                   $   0

Shareholder Organizations

         The Companies have entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Retail Shares or Institutional Shares in consideration for a Fund's payment of not more than the annual rate of 0.25%, or 0.15%, respectively, of the average daily net assets of the Fund's Retail Shares or Institutional Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as record holder of Retail Shares or Institutional Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Retail Shares or Institutional Shares;
(d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Companies to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.

         The Companies' agreements with Shareholder Organizations are governed by Administrative Services Plans (the "Plans") adopted by the Companies. Pursuant to the Plans, each Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of each Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

         Any material amendment to a Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Companies' arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Companies' Boards of Directors who are not "interested persons" (as defined in the 1940 Act) of the Companies will be committed to the discretion of such Disinterested Directors.

         For the fiscal year ended March 31, 2003 the Company made payments to Shareholder Organizations in the following amounts:

                                         Amounts Paid to Affiliates of
                                         Total Paid          U.S. Trust
                                         ----------          ----------
Money Fund                               $1,261,827          $1,352,873
Government Money Fund                    $  308,040          $  254,378
Treasury Money Fund                      $  219,291          $  187,592
Tax-Exempt Money Fund                    $2,829,584          $2,382,406
New York Tax-Exempt Money Fund           $   75,848          $   15,227

Expenses

         Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include taxes; interest; fees (including fees paid to the Companies' directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent

         The J.P. Morgan Chase Bank ("J.P. Morgan Chase"), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as custodian of the Funds' assets. Under the Custodian Agreements, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to each Company's Board of Directors concerning the Funds' operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreements, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase Bank Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

         State Street Bank and Trust Company ("State Street") serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem Shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to each Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

         State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreements, notwithstanding any delegation. Pursuant to this provision in the agreements, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).

         Prior to September 24, 2001, U.S. Trust New York served as the Funds' transfer agent and dividend disbursing agent pursuant to a transfer agency agreement substantially similar to the Transfer Agency and Service Agreements currently in effect for the Funds.

                             PORTFOLIO TRANSACTIONS

         Subject to the general control of the Companies' Boards of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of each of the Funds.

         The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but brokerage commissions are not normally paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net income of the Funds.

         Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

         The Investment Advisory Agreements between the Companies and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Companies, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

         In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Companies' Boards of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

         Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

         Portfolio securities will not be purchased from or sold to the Adviser, the Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

         Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Funds and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

          The Companies are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2003, the Money Fund held commercial paper issued by Morgan Stanley Dean Witter, Inc. with a principal amount of $99,829,000 and commercial paper issued by Goldman, Sachs & Company with a principal amount of $99,552,000; the Government Money Fund held commercial paper issued by J.P. Morgan Chase Bank with a principal amount of $3,973,000, common stocks issued by Goldman, Sachs & Company with a principal amount of $8,170,000, common stocks issued by Merrill Lynch, Inc. with a principal amount of $2,230,000, common stocks issued by HSBC Securities, Inc. with a principal amount of $1,914,000 and common stocks issued by General Motors Acceptance Corp. with a principal amount of $1,176,000.

                              INDEPENDENT AUDITORS

         Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Companies. The Funds' Financial Highlights included in the

Prospectus and the financial statements for the fiscal year ended March 31, 2003 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appears therein.

                                     COUNSEL

         Legal matters in connection with the issuance of shares of stock of the Funds are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.


                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following supplements the tax information contained in the Prospectus.

         For federal income tax purposes, each Fund is treated as a separate corporate entity, and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, such Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         A Fund will be required in certain cases to withhold and remit to the U.S. Treasury as backup withholding 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is provided.

         The Tax-Exempt Funds are not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Funds would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Tax-Exempt Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Exempt Funds may not be appropriate investments for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenue derived by all users of such facilities (or who occupies more than 5% of the total usable area of such facilities) or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

         In order for the Tax-Exempt Funds to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of a Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, the Tax-Exempt Funds will notify their shareholders of the portion of the dividends paid by such Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Tax-Exempt Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Tax-Exempt Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Tax-Exempt Funds with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Tax-Exempt Funds for such year.

         The Tax-Exempt Funds intend to distribute to their shareholders any investment company taxable income earned by such Fund for each taxable year. In general, the Tax-Exempt Funds' investment company taxable income will be its taxable income (including taxable interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Such distributions will be taxable to the shareholders as dividend income (whether paid in cash or additional shares).

         The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Funds' distributions, if any, that are attributable to intent on federal securities or interest on securities of the particular state or localities within the state. For example, distributions from the New York Tax-Exempt Money Fund will generally be exempt from federal, New York State and New York City taxes.

                                YIELD INFORMATION

         Each Fund may advertise its seven-day yield which refers to the income generated over a particular seven-day period identified in the advertisement by an investment in the Fund.

This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Funds may also advertise their "effective yields" which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed reinvestment.

         Yields will fluctuate and any quotation of yield should not be considered as representative of a Fund's future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to accounts of Customers that have invested in Shares will not be included in calculations of yield.

         The standardized annualized seven-day yields for the Shares of the Funds are computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund involved, having a balance of one Share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each of the Funds includes the value of additional Shares purchased with dividends from the original Share and dividends declared on both the original Share and any such additional Shares, net of all fees that are charged to all Shareholder accounts and to the particular series of Shares in proportion to the length of the base period, other than nonrecurring account or any sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. In addition, each Fund may use effective compound yield quotations for its Shares computed by adding 1 to the unannualized base period return (calculated as described above), raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results.

         From time to time, in advertisements, sales literature or in reports to shareholders, the yields of each Money Market Fund's Shares may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of such a Fund's Shares may be compared to the Donoghue's Money Fund average, which is an average compiled by iMoneyNet, Inc.'s Money Fund Report of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds. The yields of the Taxable Funds may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and techniques that, together with market conditions and events, materially affected each Fund's performance.

         Yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the Funds' yields.

         The current yields for the Funds' Shares may be obtained by calling
(800) 446-1012. For the seven-day period ended March 31, 2003, the annualized yields for Retail Shares of the Money Fund, Government Money Fund, Treasury Money Fund, Tax-Exempt Money Fund and New York Tax-Exempt Money Fund were 0.86%, 0.80%, 0.70%, 0.73% and 0.67%, respectively, and the effective yields for Retail Shares of such respective Funds were 0.86%, 0.81%, 0.70%, 0.73% and 0.67%.

         The "tax-equivalent" yield of the Tax-Exempt Money Fund is computed by:
(a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and (b) adding that figure to that portion, if any of the yield that is not exempt from federal income tax. Tax-equivalent yields assume the payment of federal income taxes at a rate of 30.0%. However, recently enacted federal tax legislation will reduce federal marginal tax rates by up to 4.1 percentage points over the next four years.

         The "tax-equivalent" yield of the New York Tax-Exempt Money Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from both federal and New York State income taxes by one minus a stated combined federal and New York State income tax rate; (b) dividing the portion of the yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the yield that is not exempt from federal income tax. Tax-equivalent yields assume a federal income tax rate of 30.0%, a New York State and New York City marginal income tax rate of 10.21% and an overall tax rate taking into account the federal tax deduction for state and local taxes paid of 37.15%.

         Based on the foregoing calculation, the annualized tax-equivalent yield of the Retail Shares of the Tax-Exempt Money Fund and the New York Tax-Exempt Money Fund for the seven-day period ended March 31, 2003 were 1.04% and 1.07%, respectively.

                                 CODE OF ETHICS

         The Companies, U.S. Trust New York, U.S. Trust Company, N.A. and the Distributor have adopted codes of ethics that allow personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

                                  MISCELLANEOUS

         As used herein, "assets belonging to a Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company involved not belonging to a particular portfolio of that Company. In determining the net asset value of a Fund's Shares, assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company involved which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Companies'

Charters, determinations by the Boards of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

         As of June 30, 2003, U.S. Trust and its affiliates held of record 92.10%, 90.28%, 73.00%, 96.62% and 83.07% of the Money, Government Money,
Treasury Money, Tax-Exempt Money and New York Tax-Exempt Money Funds' outstanding Retail Shares, respectively, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares. As of the same date, U.S. Trust and its affiliates held of record 48.68% of the Money Fund's outstanding Institutional Shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

         As of June 30, 2003, the name, address and percentage ownership of each person that owned beneficially 5% or more of the outstanding shares of a Fund were as follows: MONEY FUND (Institutional Shares): UST NC Gift Donor Oper., c/o U.S. Trust Company of New York, 114 W. 47th Street, New York, New York 10036, 6.27%; UW M Kemmerer for J. Kemmerer Jr., c/o U.S. Trust Company of New York, 114 W. 47th Street, New York, New York 10036, 5.64%; Greater NY Mutual Ins. Co., c/o U.S. Trust Company of New York, 114 W. 47th Street, New York, New York 10036, 8.88%; Headstrong Inc., 320 Park Avenue, Suite 2500, New York, New York 10022, 8.29%; Welsh Carson Anderson & Stowe IX LP, 320 Park Avenue, Suite 2500, New York, New York 10022, 10.20%; Welsh Carson Anderson & Stowe VIII LP, 320 Park Avenue, Suite 2500, New York, New York 10022, 11.52%; Welsh Carson Anderson & Stowe III LP, 320 Park Avenue, Suite 2500, New York, New York 10022, 14.16%; GOVERNMENT MONEY FUND: Prudential Sec. Grantor Trust, c/o U.S. Trust Company of New York, 114 W. 47th Street, New York, New York 10036, 16.25%; Barry Diller, c/o U.S. Trust Company of New York, 114 W. 47th Street, New York, New York 10036, 8.04%; and TREASURY MONEY FUND: U.S. Trust of Connecticut Oper., c/o U.S. Trust Company of New York, 114 W. 47th Street, New York, New York 10036, 5.75%; Estate of Howard Gilman, c/o U.S. Trust Company of New York, 114 W. 47th Street, New York, New York 10036, 7.21%.


                              FINANCIAL STATEMENTS

         The audited financial statements and notes thereto in the Companies' Annual Reports to Shareholders for the fiscal year ended March 31, 2003 (the "2003 Annual Reports") for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2003 Annual Reports are incorporated by reference herein. The financial statements included in the 2003 Annual Reports for the Funds have been audited by the Companies' independent auditors, Ernst & Young LLP, whose reports thereon also appear in the 2003 Annual Reports and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on their reports given on their authority as experts in accounting and auditing. Additional copies of the 2003 Annual Reports may be obtained at no charge by telephoning BFDS at (800) 446-1012.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

         The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC."

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's

         CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

         Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not a precursor of a rating change or future CreditWatch action.

         -     Positive means that a rating may be raised.

         -     Negative means that a rating may be lowered.

         -     Stable means that a rating is not likely to change.

         -     Developing means a rating may be raised or lowered.

         -     N.M. means not meaningful.

Moody's

         Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

         Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                              EXCELSIOR FUNDS, INC.


                               Blended Equity Fund
                              Large Cap Growth Fund
                                 Small Cap Fund
                          Value and Restructuring Fund
                        Energy and Natural Resources Fund
                                Real Estate Fund
                               Biotechnology Fund


                       STATEMENT OF ADDITIONAL INFORMATION


                                  July 29, 2003

            This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the Blended Equity, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Energy and Natural Resources, Real Estate and Biotechnology Funds (individually, a "Fund" and collectively, the "Funds") of Excelsior Funds, Inc. dated July 29, 2003 (the "Prospectus"). A copy of the Prospectuses may be obtained by writing Excelsior Funds, Inc., c/o SEI Investments Global Funds Services ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling (800) 446-1012. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

            The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2003 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling (800) 446-1012.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

CLASSIFICATION AND HISTORY...................................................1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..................................1

      Investment Philosophy and Strategies...................................1

      Additional Investment Policies.........................................2

      Additional Investment Policies -- Energy and Natural Resources Fund....2

      Additional Investment Policies -- Real Estate Fund.....................4

      Additional Information on Portfolio Instruments........................5

INVESTMENT LIMITATIONS......................................................16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................24

      Distributor...........................................................24

      Purchase of Shares....................................................24

      Redemption Procedures.................................................25

      Other Redemption Information..........................................26

INVESTOR PROGRAMS...........................................................27

      Systematic Withdrawal Plan............................................27

      Exchange Privilege....................................................27

      Retirement Plans......................................................28

      Automatic Investment Program..........................................28

      Additional Information................................................29

DESCRIPTION OF CAPITAL STOCK................................................29

MANAGEMENT OF THE FUNDS.....................................................31

      Directors and Officers................................................31

      Investment Advisory and Administration Agreements.....................36

      Shareholder Organizations.............................................40

      Expenses..............................................................41

      Custodian and Transfer Agent..........................................42

PORTFOLIO TRANSACTIONS......................................................43

PORTFOLIO VALUATION.........................................................46

INDEPENDENT AUDITORS........................................................47

COUNSEL.....................................................................47

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)
                                                                            Page
                                                                            ----


ADDITIONAL INFORMATION CONCERNING TAXES.....................................47

PERFORMANCE INFORMATION.....................................................49

PROXY VOTING PROCEDURES.....................................................56

CODE OF ETHICS..............................................................57

MISCELLANEOUS...............................................................57

FINANCIAL STATEMENTS........................................................58

APPENDIX A.................................................................A-1

APPENDIX B.................................................................B-1

APPENDIX C.................................................................C-1

APPENDIX D.................................................................D-1

                           CLASSIFICATION AND HISTORY


            Excelsior Funds, Inc. (the "Company") is an open-end, management investment company. Each Fund is a separate series of the Company and, except for the Energy and Natural Resources, Real Estate and Biotechnology Funds, is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company was organized as a Maryland corporation on August 2, 1984. Prior to December 28, 1995, the Company was known as "UST Master Funds, Inc." Except for the Value and Restructuring Fund, each of the Funds offers only one class of shares, called "Shares." The Value and Restructuring Fund offers both "Shares" and "Institutional Shares" classes. Prior to August 1, 1997, the Blended Equity Fund, Value and Restructuring Fund and Small Cap Fund were known as the Equity Fund, Business and Industrial Restructuring Fund and Early Life Cycle Fund, respectively. Prior to August 18, 1997, the Energy and Natural Resources Fund was known as the Long-Term Supply of Energy Fund.


                 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


            The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each of the Blended Equity, Value and Restructuring, Small Cap, Energy and Natural Resources and Biotechnology Funds may not be changed without the vote of the holders of a majority of its outstanding shares (as defined below). The investment objective of the Large Cap Growth and Real Estate Funds may be changed without shareholder approval. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval.


Investment Philosophy and Strategies


            In managing investments for the Funds, United States Trust Company of New York and U.S. Trust Company, N.A. (together the "Adviser") follows a long-term investment philosophy that generally does not change with the short-term variability of financial markets or fundamental conditions. The Adviser's approach begins with the conviction that all worthwhile investments are grounded in value. The Adviser believes that an investor can identify fundamental values that eventually should be reflected in market prices, such that over time, a disciplined search for fundamental value will achieve better results than attempting to take advantage of short-term price movements.


            The Adviser's investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership.

            Portfolio holdings will include equity securities of companies having capitalizations of varying amounts, and the Funds may invest in the securities of high growth, small companies when the Adviser expects earnings and the price of the securities to grow at an above-average rate. The Small Cap Fund emphasizes such companies. Certain securities owned by the Funds may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the value of a Fund's shares, and a Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

Additional Investment Policies


            Normally, up to 20% (35% with respect to the Value and Restructuring
Fund) of each Fund's total assets may be invested in other securities and instruments including, e.g., other investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P") or, if unrated, determined by the Adviser to be of comparable quality), warrants, options and futures instruments as described in more detail below. During temporary defensive periods or when the Adviser believes that suitable stocks or convertible securities are unavailable, each Fund may hold cash and/or invest some or all of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.


Additional Investment Policies -- Energy and Natural Resources Fund

            Under normal circumstances, at least 80% of the Energy and Natural Resources Fund's net assets will be invested in the securities of companies that are in the energy and other natural resources groups of industries. Energy and natural resources encompass a number of traditional industry classifications, including among others: mining of metals, coal and other minerals; oil and gas extraction; production of petroleum, coal and newer resources such as geothermal and solar energy; pipeline companies; and agricultural industries including crops, livestock, and forestry and timberland. Normally, investments in energy companies will constitute a substantial portion of these investments, and at least 50% of the Fund's total assets will be invested in crude oil, petroleum and natural gas companies. This policy reflects the Adviser's belief that these hydrocarbon resources represent the primary component of world energy needs. However, the amount may be reduced if there are changes in governmental regulations, world economic and political events, exploration or production spending, supply, demand or prices of crude oil, petroleum, natural gas or other energy sources, and in the Adviser's opinion, such changes would have an adverse affect on the securities of such companies.

            The Fund's concentration in companies that are in the energy and other natural resources groups of industries subjects it to certain risks. The value of common stock, preferred stock and securities convertible into common stock of companies in which the Fund invests will fluctuate pursuant to market conditions, generally, as well as the market for the particular natural resource in which the issuer is involved. Furthermore, the values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource. In addition, inflationary pressures and rising interest rates may affect the demand for certain natural resources such as timber. Accordingly, the Fund may shift its emphasis from one natural resources industry to another depending on prevailing trends or developments.

            As noted above, the Fund expects to invest a substantial portion of its assets in energy companies. Energy-related investments are affected generally by supply, demand, and other competitive factors for the companies' specific products and services. They are also affected by unpredictable factors such as the supply and demand for oil, gas, electricity and other energy sources, prices of such energy sources, exploration and production spending, governmental regulation, and world economic and political events. In addition, utilities firms in the energy field are subject to a variety of factors affecting the public utilities industries, including: difficulty obtaining adequate returns on invested capital which are typically subject to the control and scrutiny of public service commissions; restrictions on operations and increased costs and delays as a result of environmental considerations; costs of and ability to secure financing for large construction and development projects; difficulties in obtaining secure energy resources; the uncertain effects of conservation efforts; and a variety of issues concerning financing, governmental approval and environmental aspects of nuclear power facilities.

            The Fund may invest up to 35% of its total assets in gold and other precious metal bullion and coins ("precious metals"). Precious metals will only be bought from and sold to banks (both U.S. and foreign), and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Precious metal bullion will not be purchased in any form that is not readily marketable. Coins will not be purchased for their numismatic value and will not be considered for the Fund if they cannot be bought or sold in an active market. Any bullion or coins purchased by the Fund will be delivered to and stored with a qualified custodian bank in the United States. Investors should be aware that precious metals do not generate income, offering only the potential for capital appreciation and depreciation, and may subject the Fund to higher custody and transaction costs than those normally associated with the ownership of securities. Investments relating to precious metals are considered speculative.

            In addition to its authority to purchase precious metals, the Fund may invest to a significant degree in companies in the precious metals industry. Investments related to precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals may fluctuate sharply over short periods due to several factors, including: changes in inflation or expectations regarding inflation in various countries; currency fluctuations; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals. Under current federal tax law, the Fund would fail to qualify as a regulated investment company if its gains from the sale or other disposition of precious metals were to exceed 10% of the Fund's annual gross income. Therefore, this limitation may cause the Fund to hold or sell precious metals or securities when it would not otherwise be advantageous to do so.

            At present, South Africa, the United States, Australia, Canada and the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union) are the five major producers of gold bullion. Therefore, political and economic conditions in these and other gold-producing countries may pose certain risks to the Fund's investments in gold and gold-related companies. These include the effect of social and political unrest on mining production and gold prices, as well as the threat of nationalization or expropriation by the various governments involved.

Additional Investment Policies -- Real Estate Fund

            Under normal circumstances, at least 80% of the Real Estate Fund's net assets will be invested in companies principally engaged in the real estate business, such as real estate investment trusts ("REITs"), real estate developers, mortgage lenders and servicers, construction companies and building material suppliers. A company is "principally engaged" in the real estate business if, at the time of investment, the company derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that such company has at least 50% of its assets in such real estate.

            It is expected that the Fund will invest a majority of its assets in shares of REITs during normal market and economic conditions. REITs pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

            REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

            Although the Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate. In general, real estate values are affected by a variety of factors, including: supply and demand for properties; the economic health of the country, different regions and local markets; and the strength of specific industries renting properties. An equity REIT's performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

            Changes in interest rates could affect the performance of REITs. In general, during periods of rising interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT's performance. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

            While equity REITs are affected by changes in the value of the underlying properties they own, mortgage REITs are affected by changes in the value of the properties to which they have extended credit. REITs may not be diversified and are subject to the risks involved with financing projects. REITs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

            Such factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

            Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

Additional Information on Portfolio Instruments

            American, European and Global Depository Receipts

            The Funds may invest in the securities of foreign issuers directly or indirectly through sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. The Energy and Natural Resources Fund may also invest in sponsored and unsponsored European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks which evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

            Investments in unsponsored ADRs involve additional risk because financial information based on generally accepted accounting principles ("GAAP") may not be available for the foreign issuers of the underlying securities. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Funds may also enter into foreign currency exchange transactions for hedging purposes.

            Borrowing and Reverse Repurchase Agreements

            Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

            Debt Securities and Convertible Securities

            Each Fund may invest in investment grade debt and convertible securities of domestic and foreign issuers. The convertible securities in which these Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. Debt obligations rated in the lowest of the top four investment grade ratings ("Baa" by Moody's and "BBB" by S&P), commonly known as "junk bonds," are considered to have some speculative characteristics and may be more sensitive to adverse economic change than higher rated securities. The Funds will sell in an orderly fashion as soon as possible any convertible and non-convertible debt securities they hold if such debt securities are downgraded below "Baa" by Moody's or below "BBB" by S&P. Foreign debt and convertible securities are generally unrated.

            Forward Currency Transactions

            Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts; however, unlike futures contracts which are traded on recognized commodities exchanges, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

            A Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities.

Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Funds engage in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

            The transaction costs to the Funds of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

            At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

            Futures Contracts and Related Options

            Each Fund may invest in futures contracts and options thereon. They may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

            Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with a Fund's securities investments. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" an options or futures position generally by entering into an offsetting position. Each Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contract is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of a Fund's total assets may be hedged.

            Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

            Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

            As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

            Utilization of futures transactions involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom such Fund has an open position in a futures contract or related option.

            Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

            The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

            See Appendix B for further discussion of future contracts and options.

            Government Obligations

            The Funds may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

            Illiquid Securities


            No Fund will knowingly invest more than 10% (15% with respect to the Large Cap Growth, Energy and Natural Resources, Real Estate and Biotechnology Funds) of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.


            Investment Company Securities

            Each Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e. money market funds). In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by each Fund within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities.

            Each Fund may invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

            SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

            The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

            Money Market Instruments

            All Funds may invest in "money market instruments," which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

            Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of a Fund's total assets may be invested in any one branch, and no more than 20% of a particular Fund's total assets at the time of purchase may be invested in the aggregate in such obligations. With respect to each Fund, other than the Blended Equity Fund, this limitation may be changed by the Company's Board of Directors without shareholder approval. See "Investment Limitations." Investments in time deposits are limited to no more than 5% of the value of a Fund's total assets at the time of purchase.

            Investments by the Funds in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, each Fund may acquire unrated commercial paper that is determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund.

            Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument.

            Options


            The Value and Restructuring, Energy and Natural Resources, Real Estate, Small Cap, Large Cap Growth and Biotechnology Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such purchases would be in an amount not exceeding 5% of each such Fund's net assets. Such options may relate to particular securities or to various stock and bond indices. Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Value and Restructuring, Energy and Natural Resources, Real Estate, Small Cap, Large Cap Growth and Biotechnology Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.


            Each Fund may engage in writing covered call options (options on securities owned by the particular Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

            When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

            When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. The use of covered call options is not a primary investment technique of the Funds and such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

            Options on Futures Contracts

            Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

            Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

            Portfolio Turnover

            Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. (See "Additional Information Concerning Taxes").

            Real Estate Investment Trusts


            Each Fund, other than the Energy and Natural Resources and Biotechnology Funds, may invest in REITs. See also "Additional Investment Policies - Real Estate Fund."

            Repurchase Agreements

            Each Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Company's Board of Directors. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations described below under "Illiquid Securities." The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

            Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act.

            Securities Lending

            To increase return on its portfolio securities, each Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

            There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

            When-Issued and Forward Transactions

            Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

            It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

            A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

            When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            The market value of the securities underlying a "when-issued" purchase or a "forward commitment" to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

                             INVESTMENT LIMITATIONS

            As described below, certain investment limitations are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. Certain of the investment limitations described below, however, are matters of operating policy. Investment limitations which are "operating policies" with respect to a Fund may be changed by the Company's Board of Directors without shareholder approval. As used herein, a "vote of the holders of a majority of the outstanding shares" of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company or such Fund, or
(b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy.

            The following investment limitations are fundamental with respect to each of the Funds. Each Fund may not:


1. Make loans, except that (i) each Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) each of the Blended Equity, Value and Restructuring, Small Cap and Energy and Natural Resources Funds may lend portfolio securities in an amount not exceeding 30% of its total assets, and (iii) the Large Cap Growth, Real Estate and Biotechnology Funds may lend portfolio securities in accordance with their investment objectives and policies; and

2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) with respect to the Blended Equity Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. Government or domestic bank obligations, (ii) with respect to the Value and Restructuring and Small Cap Funds, there is no limitation with respect to securities issued or guaranteed by the U.S. Government, (iii) with respect to the Energy and Natural Resources Fund, there is no limitation with respect to securities of companies in the energy and other natural resources groups of industries or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iv) with respect to the Real Estate Fund, the Fund will concentrate its investments in the securities of issuers principally engaged in the real estate business;
      (v) with respect to the Large Cap Growth, Real Estate and Biotechnology Funds, there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities; (vi) with respect to the Biotechnology Fund, the Fund will concentrate its investments in the securities of biotechnology companies; and (vii) with respect to all Funds except the Energy and Natural Resources and Biotechnology Funds, neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

            The following investment limitations are fundamental with respect to each of the Blended Equity, Value and Restructuring, Small Cap, and Energy and Natural Resources Funds. Each such Fund may not:

3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; and

            The following investment limitations are fundamental with respect to each of the Blended Equity, Value and Restructuring, and Small Cap Funds. Each such Fund may not:

5. Purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation; and

6. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge.

            The following investment limitations are fundamental with respect to the Large Cap Growth Fund. The Fund may not:

7. Borrow money or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge;

8. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or other investment companies if, immediately after such purchase, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

9. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting;

10. Purchase or sell real estate, except that (a) the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by real estate or interests therein, and (b) the Fund may hold and sell any real estate it acquires as a result of the Fund's ownership of such securities;

11. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitations might be considered to be the issuance of a senior security; and

12. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options.

            The following investment limitations are fundamental with respect to the Energy and Natural Resources Fund. The Fund may not:

13. Purchase or sell commodities or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may, in accordance with its investment objective and policies,
      (i) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments, (ii) enter into commodity futures contracts and other futures contracts,
      (iii) enter into options on commodities and futures contracts,
      (iv) invest in gold and other precious metal bullion and coins, and
      (v) enter into forward contracts on foreign currencies and precious metals;

14. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge; and

15. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitation contained in the Prospectus might be considered to be the issuance of a senior security.

            The following investment limitations are fundamental with respect to the Real Estate Fund. The Fund may not:

16. Borrow money or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge;

17. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting;

18. Purchase or sell real estate, except that (a) the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by real estate or interests therein, and (b) the Fund may hold and sell any real estate it acquires as a result of the Fund's ownership of such securities;

19. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitations might be considered to be the issuance of a senior security; and

20. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options.


            The following investment limitations are fundamental with respect to the Biotechnology Fund. The Fund may not:


21. Borrow money or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge. Any borrowed money will be used to meet redemption requests.

22. Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting;

23. Purchase or sell real estate, except that (a) the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by real estate or interests therein, and (b) the Fund may hold and sell any real estate it acquires as a result of the Fund's ownership of such securities;

24. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitations might be considered to be the issuance of a senior security; and

25. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options.


            The following investment limitations are fundamental with respect to the Blended Equity Fund, but are operating policies with respect to the Value and Restructuring, Small Cap, Large Cap Growth, Energy and Natural Resources and Real Estate Funds. No Fund may:


26. Purchase securities on margin, make short sales of securities, or maintain a short position;

27.   Invest in companies for the purpose of exercising management or control;
      and

28. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

            The following investment limitations are fundamental with respect to the Blended Equity Fund. The Fund may not:

29. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks;

30. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available;

31. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets;

32. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years; and

33. Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

            The following investment limitation is fundamental with respect to the Value and Restructuring and Small Cap Funds. The Value and Restructuring and Small Cap Funds may not:

34. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit either Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities or from investing in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with their investment objectives and policies, and (ii) each Fund may enter into futures contracts and futures options.

            The following investment limitations are fundamental with respect to the Biotechnology Fund but are operating policies with respect to the Real Estate Fund. The Fund may not:

35.   Invest in companies for the purpose of exercising management or control;
      and

36. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.


            The following investment limitation is an operating policy of the Small Cap, Large Cap Growth, Biotechnology, Energy and Natural Resources and Real Estate Funds. The Funds may not:


37. Under normal circumstances, invest less than 80% of their net respective assets in the type of investment suggested by their names. In the event the Board of Directors vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to a Fund's 80% investment limitation.

            The following investment limitation is an operating policy of the Biotechnology and Real Estate Funds. The Funds may not:

38. Purchase securities on margin (except in connection with purchases of futures or options in compliance with its investment strategies), make short sales of securities or maintain a short position.

                                    * * *

            In addition to the investment limitations described above, no Fund may invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.


            The Value and Restructuring, Small Cap, Large Cap Growth, Energy and Natural Resources, Real Estate and Biotechnology Funds may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of their respective total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of their respective total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks. In addition, the Large Cap Growth, Real Estate and Biotechnology Funds will not purchase portfolio securities while borrowings in excess of 5% of their total assets are outstanding. These investment policies may be changed by the Company's Board of Directors without shareholder approval.


            The Blended Equity Fund will not invest more than 25% of the value of its total assets in domestic bank obligations.

            Each Fund, other than the Energy and Natural Resources and Real Estate Funds, currently intends to limit its investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of the Fund's net assets. For the purpose of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to be without value. Each Fund also intends to refrain from entering into arbitrage transactions.

            For the purpose of Investment Limitation Nos. 4 and 18, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

            Notwithstanding Investment Limitation No. 30, the Company intends to limit the Blended Equity Fund's investments in illiquid securities to 10% of such Fund's net (rather than total) assets. In addition, the Blended Equity Fund may not purchase or sell commodities except as provided in Investment Limitation No. 33 above.

            With respect to the Funds' fundamental Investment Limitation Nos. 6, 7 and 14 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

            With respect to the Biotechnology Fund's fundamental Investment Limitation No. 36, the Fund may purchase or otherwise acquire any security issued by any other investment company (the "acquired company") only if, immediately after such purchase or acquisition, the Fund owns in the aggregate:
(i) less than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value of less than 5% of the value of the Fund's total assets; and (iii) securities issued by the acquired company and all other investment companies having an aggregate value of less than 10% of the value of the Fund's total assets.

            If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of such limitation. However, with respect to Investment Limitation No. 37, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment the requirement is not met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

            Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Company's sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

            At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

            In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares

            Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Company's transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing shares in order to accommodate different types of investors.

            Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in shares selected by the Customer. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization.

            Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Investors, "Investors"). Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Company. A Shareholder Organization may elect to hold of record shares for its Customers and to record beneficial ownership of shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. ("BFDS"), the Funds' transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Management of the Fund -- Shareholder Organizations."

Redemption Procedures

            Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to BFDS by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Company, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS.

            As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines.

Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, MA 02266-8529.

            BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297).

            Direct Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing BFDS by wire or telephone to wire the redemption proceeds directly to the Direct Investor's account at any commercial bank in the United States. Institutional Investors may also redeem shares by instructing BFDS by telephone at (800) 446-1012 or by terminal access.

            During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

            The Company may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the New York Stock Exchange (the "NYSE") is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

            In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

            The Company reserves the right to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

            Under certain circumstances, the Company may, in its discretion, accept securities as payment for shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

                                INVESTOR PROGRAMS

Systematic Withdrawal Plan

            An Investor who owns shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

            (a)     A fixed-dollar withdrawal;

            (b)     A fixed-share withdrawal;

            (c) A fixed-percentage withdrawal (based on the current value of the account); or

            (d)     A declining-balance withdrawal.

            Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege


            Investors and Customers of Shareholder Organizations may exchange shares having a value of at least $500 for shares of any other portfolio of the Company or Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund" and, collectively with the Company, the "Companies") or for shares of certain portfolios of Excelsior Funds Trust. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

            Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Funds Trust. However, certain exchanges may be subject to a 2.00% redemption fee. See the Company's Domestic Equity Funds' Prospectus and Excelsior Funds Trust's Prospectus. In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, the Companies and Excelsior Funds Trust reserve the right to limit the number of exchange requests of Investors to no more than six per year. The Company may also refuse an exchange request if it determines that such exchange would not be in the best interests of a Fund or its shareholders. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.


            For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.

Retirement Plans

            Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

      o IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

      o Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

      o     Keogh Plans for self-employed individuals.

            Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program

            The Automatic Investment Program permits Investors to purchase shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an Investor's checking, bank money market or NOW account designated by the Investor. At the Investor's option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

            The Automatic Investment Program is one means by which an Investor may use "dollar cost averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Company may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information

            Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

                          DESCRIPTION OF CAPITAL STOCK

            The Company's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Company into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Company's authorized common stock is currently classified into 47 series of shares representing interests in 19 investment portfolios.

            Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Company's Board of Directors.

            Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, its shareholders are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the Company's portfolios, of any general assets of the Company not belonging to any particular portfolio of the Company which are available for distribution. In the event of a liquidation or dissolution of the Company, its shareholders will be entitled to the same distribution process.

            Shareholders of the Company are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Company's shares may elect all of the Company's directors, regardless of votes of other shareholders.

            Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to class.

            The Company's Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value or converted into shares of another class of the Company's common stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

            Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

            Certificates for shares will not be issued unless expressly requested in writing to BFDS and will not be issued for fractional shares.

                             MANAGEMENT OF THE FUNDS

Directors and Officers

            The business and affairs of the Funds are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, none of the Company's directors is deemed an "interested person" of the Company as defined in the 1940 Act.


                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
         Age(1)               Companies      Served(2)          During Past 5 Years            Member(3)             Member(4)
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------
DIRECTORS

Frederick S. Wonham         Director,       Since 1995   Retired; Chairman of the Boards          31        Vice Chairman of U.S.
  Age:  71                  Chairman of                  and Director (since 1997) and                      Trust Corporation and
                            the Board                    President and Treasurer (1995 to                   U.S. Trust New York
                                                         February 2002) of Excelsior Fund                   (from February 1990
                                                         and Excelsior Tax-Exempt Fund;                     until September
                                                         Chairman of the Board and Trustee                  1995); and Chairman,
                                                         (since 1997), President and                        U.S. Trust Company
                                                         Treasurer (1995 to February 2002)                  (from March 1993 to
                                                         of Excelsior Funds Trust.                          May 1997).

Rodman L. Drake             Director        Since 1994   Director of Excelsior Fund and           31        Director, Parsons
  Age:  60                                               Excelsior Tax-Exempt Fund (since                   Brinkerhoff, Inc.
                                                         1996); Trustee of Excelsior                        (engineering firm)
                                                         Funds Trust (since 1994);                          (since 1995);
                                                         President, Continuation                            MetroCashcard
                                                         Investments Group, Inc. (since                     International, Inc.
                                                         1997); President, Mandrake Group                   (since 1999);
                                                         (investment and consulting firm                    Director,
                                                         (1994-1997).                                       Hotelvision, Inc.
                                                                                                            (since 1999);
                                                                                                            Director, Alliance
                                                                                                            Group Services, Inc.
                                                                                                            (since 1998);
                                                                                                            Director, Clean Fuels
                                                                                                            Technology Corp.
                                                                                                            (since 1998);
                                                                                                            Director, Absolute
                                                                                                            Quality Inc. (since
                                                                                                            2000); Director,
                                                                                                            Hyperion Total Return
                                                                                                            Fund, Inc. and three
                                                                                                            other funds for which
                                                                                                            Hyperion Capital
                                                                                                            Management, Inc.
                                                                                                            serves as investment
                                                                                                            adviser (since 1991);
                                                                                                            Director, The Latin
                                                                                                            American Smaller
                                                                                                            Companies Fund, Inc.
                                                                                                            (from 1993 to 1998).

Mel Hall                    Director        Since 2000   Director of Excelsior Fund and           31        None
  Age:  58                                               Excelsior Tax-Exempt Fund (since
                                                         July 2000); Trustee of Excelsior
                                                         Funds Trust (since July 2000);
                                                         Chief Executive Officer,
                                                         Comprehensive Health Services,
                                                         Inc. (health care management and
                                                         administration).

Roger M. Lynch              Director           Since     Retired; Director of Excelsior           31        Director, SLD
  Age:  62                                   September   Fund and Excelsior Tax-Exempt                      Commodities, Inc.
                                               2001      Fund and Trustee of Excelsior                      (importer of nuts)
                                                         Funds Trust (since September                       (since 1991);
                                                         2001); Chairman of the Board of                    Chairman, Goldman
                                                         Trustees of Fairfield University                   Sachs Money Markets,
                                                         (since 1996); President,                           Inc. (from 1982 to
                                                         Corporate Asset Funding Co., Inc.                  1986).
                                                         (asset securitization) (from 1987
                                                         to 1999); General Partner (from
                                                         1980 to 1986) and Limited Partner
                                                         (from 1986 to 1999), Goldman
                                                         Sachs & Co.

                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
         Age(1)               Companies      Served(2)          During Past 5 Years            Member(3)             Member(4)
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------

Jonathan Piel               Director        Since 1994   Director of Excelsior Fund and           31        Director, Group for
  Age:  64                                               Excelsior Tax-Exempt Fund (since                   the South Fork,
                                                         1996); Trustee of Excelsior Funds                  Bridgehampton, New
                                                         Trust (since 1994).                                York (since 1993);
                                                                                                            and Member, Advisory
                                                                                                            Committee, Knight
                                                                                                            Journalism
                                                                                                            Fellowships,
                                                                                                            Massachusetts
                                                                                                            Institute of
                                                                                                            Technology (since
                                                                                                            1984).

OFFICERS

James L. Bailey             President          Since     Executive Vice President of             N/A       N/A
  114 West 47th Street                       May 2003    U.S. Trust Corporation and U.S.
  New York, NY 10036                                     Trust New York (since January
  Age:  57                                               2003); President, Excelsior
                                                         Fund, Excelsior Tax-Exempt Fund
                                                         and Excelsior Funds Trust
                                                         (since May 2003); Consultant in
                                                         the financial services industry
                                                         (from August 2000 to January
                                                         2003); Executive Vice President
                                                         of Citicorp (1992 to August
                                                         2000).

Brian Schmidt               Vice            Since 2001   Senior Vice President, U.S. Trust        N/A       N/A
  225 High Ridge Road       President,                   Company (since 1998); Vice
  Stamford, CT 06905        Chief                        President, U.S. Trust Company
  Age:  44                  Financial                    (from 1996-1998); Vice President,
                            Officer and                  Chief Financial Officer and
                            Treasurer                    Treasurer, Excelsior Fund,
                                                         Excelsior Tax-Exempt Fund and
                                                         Excelsior Funds Trust (since
                                                         February 2001); Chief Financial
                                                         Officer, Excelsior Venture
                                                         Investors III, LLC and
                                                         Excelsior Venture Partners III,
                                                         LLC (since 2001); Chief
                                                         Financial Officer, Excelsior
                                                         Private Equity Fund II, Inc.
                                                         (since 1997) and UST Private
                                                         Equity Fund, Inc. (since 1995).

Frank Bruno                 Vice            Since 2001   Vice President, U.S. Trust               N/A       N/A
  225 High Ridge Road       President and                Company (since 1994); Vice
  Stamford, CT 06905        Assistant                    President and Assistant
  Age:  43                  Treasurer                    Treasurer, Excelsior Fund,
                                                         Excelsior Tax-Exempt
                                                         Fund and Excelsior Funds Trust
                                                         (since February 2001);
                                                         Treasurer, Excelsior Venture
                                                         Investors III, LLC and
                                                         Excelsior Venture Partners III,
                                                         LLC (since 2001), Excelsior
                                                         Private Equity Fund II, Inc.
                                                         (since 1997) and UST Private
                                                         Equity Fund, Inc. (since 1995).

Joseph Leung                Vice               Since     Vice President, U.S. Trust               N/A       N/A
  225 High Ridge Road       President and    May 2003    Company (since March 2003); Vice
  Stamford, CT  06905       Assistant                    President and Assistant
  Age:  37                  Treasurer                    Treasurer, Excelsior Fund,
                                                         Excelsior Tax-Exempt
                                                         Fund and Excelsior Funds Trust
                                                         (since May 2003); Vice
                                                         President of Merrill Lynch &
                                                         Co. (from 2000 to 2002);
                                                         Treasurer, Vice President and
                                                         Chief Accounting Officer of
                                                         Midas Funds, Bexil Fund, Tuxis
                                                         Fund, Global Income Fund


                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
         Age(1)               Companies      Served(2)          During Past 5 Years            Member(3)             Member(4)
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------

                                                         and Winmill & Co. Incorporated
                                                         (from 1995 to 2000).

Alison Baur                 Secretary        Since May   Vice President, Charles Schwab &         N/A       N/A
  101 Montgomery Street                        2003      Co., Inc. (since 1999);
  San Francisco, CA  94104                               Secretary, Excelsior Fund,
  Age:  39                                               Excelsior Tax-Exempt Fund and
                                                         Excelsior Funds Trust (since May
                                                         2003); Associate General Counsel,
                                                         Grantham, Mayo, Van Otterloo &
                                                         Co. LLC (1997-1999).

Lee Wilcox                  Assistant       Since June   Employed by SEI Investments since        N/A       N/A
  530 E. Swedesford Road    Treasurer          2002      June 2002.  Director of Fund
  Wayne, PA  19087                                       Accounting, SEI Investments since
  Age:  44                                               June 2002.  Senior Operations
                                                         Manager of Deutsche Bank Global
                                                         Fund Services (2000-2002),
                                                         PricewaterhouseCoopers LLP
                                                         (1995-2000), United States Army
                                                         (1982-1992).

Timothy D. Barto            Assistant       Since 2001   Employed by SEI Investments since        N/A       N/A
  One Freedom Valley Drive  Treasurer                    October 1999.  Vice President and
  Oaks, PA  19456                                        Assistant Secretary of SEI
  Age: 35                                                Investments since December 1999.
                                                         Associate at Dechert, Price &
                                                         Rhoads (1997-1999).  Associate at
                                                         Richter, Miller and Finn
                                                         (1993-1997).


-------------------------

(1) Each director may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2) Each director shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of July 29, 2003, the Excelsior Funds Complex consisted of 31 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5) Mr. Gomory retired from the Board of Directors/Trustees of the Excelsior Funds Complex on January 23, 2003.

            The Board has an Audit Committee that meets annually to review the Company's financial statements with the independent accountants and to report on its findings to the Board. The members of the Committee are Frederick S. Wonham, Rodman L. Drake, Mel Hall, Roger M. Lynch and Jonathan Piel. The Committee met one time during the fiscal year ended March 31, 2003.

            The Company's Board has a Nominating Committee consisting of Messrs. Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Company's Board in the event a position is vacated or created. The Nominating Committee did not meet during the Company's fiscal year ended March 31, 2003. The Nominating Committee will consider nominees recommended by the Company's shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company.

            Effective September 5, 2001, each director receives an annual fee of $15,000 from both the Company and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from both the Company and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional annual fee of $7,500 from both the Company and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each receive $1,000 per annum from each of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee. Prior to September 5, 2001, each director received an annual fee of $9,000 from each of the Company and Excelsior Tax-Exempt Fund and $4,000 from Excelsior Funds Trust plus a per-Company meeting fee of $1,500 from each of the Company and Excelsior Tax-Exempt Fund and $250 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred in attending meetings. The Chairman of the Board of each Company was entitled to receive an additional $5,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for services in such capacity. In addition, Messrs. Drake and Piel each received $2,000 per annum for their services on the Nominating Committee. Paul, Hastings, Janofsky & Walker LLP receives legal fees as counsel to the Company. Drinker Biddle & Reath LLP receives legal fees as counsel to the disinterested directors. The employees of U.S. Trust Company, N.A. and SEI do not receive any compensation from the Company for acting as officers of the Company.

            The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2002.(1)


                                                                         Aggregate Dollar
                                                                          Range of Equity
                                                                         Securities in All
                                                                            Registered
                                                                            Investment
                                                                        Companies Overseen
                                                                         or to be Overseen
                                                                          by Director or
                                                                         Nominee in Family
                                Dollar Range of Equity                     of Investment
 Name of Director               Securities in each Fund                      Companies
-------------------------------------------------------------------------------------------

Frederick S. Wonham       Blended Equity Fund    $10,001 - 50,000           over $100,000
                          Val & Restruct. Fund   over $100,000
                          International Fund     $10,001 - 50,000


Rodman L. Drake           Biotechnology Fund     $1 - 10,000                 $1 - 10,000


Morrill Melton Hall, Jr.  Managed Income Fund    $1 - 10,000                 $10,001 - 50,000
                          Biotechnology Fund     $1 - 10,000
                          ST Government Fund     $1 - 10,000
                          Val & Restruct. Fund   $10,001 - 50,000
                          Blended Equity Fund    $1 - 10,000
                          Small Cap Fund         $1 - 10,000
                          Energy & Nat Fund      $10,001 - 50,000
                          Real Estate Fund       $1 - 10,000
                          Gov't. Money Fund      $1 - 10,000
                          International Fund     $10,001 - 50,000

Roger M. Lynch                            None                                  None


Jonathan Piel             Money Fund             $1 - 10,000                over $100,000
                          Managed Income Fund    $10,001 - 50,000
                          IT Managed Inc. Fund   $50,000 - 100,000

--------------------
(1) Fund Complex means the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust.

            As of July 29, 2003, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.

            The following chart provides certain information about the fees received by the Company's directors in the most recently completed fiscal year.

                                                                                               Total
                                                  Pension or                                Compensation
                                                  Retirement                              from the Company
                             Aggregate         Benefits Accrued      Estimated Annual         and Fund
    Name of                Compensation         as Part of Fund       Benefits Upon       Complex* Paid to
Person/Position          from the Company          Expenses             Retirement            Directors
---------------          ----------------          --------             ----------            ---------
Rodman L. Drake               $29,500                None                  None             $71,000(3)**
Director

Ralph E. Gomory***            $27,500                None                  None             $66,000(3)**
Director

Roger M. Lynch                $27,500                None                  None             $66,000(3)**
Director

Jonathan Piel                 $27,500                None                  None             $66,000(3)**
Director

Mel Hall                      $27,500                None                  None             $66,000(3)**
Director

Frederic S. Wonham            $35,000                None                  None             $86,000(3)**
Chairman of the Board




Investment Advisory and Administration Agreements


            United States Trust Company of New York and U.S. Trust Company, N.A. (together "U.S. Trust" or the "Adviser") serve as co-investment advisers to the Funds. On June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectus. The Adviser provides investment advisory services through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.


--------------------

* The Fund Complex consists of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust.

** Number of investment companies in the Fund Complex for which director served as director or trustee.

*** Mr. Gomory retired on January 23, 2003.

            For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each of the Large Cap Growth Funds, 0.60% of the average daily net assets of each of the Value and Restructuring, Small Cap and Energy and Natural Resources Funds and 1.00% of the average daily net assets of the Real Estate and Biotechnology Funds. For services provided to the Blended Equity Fund, the Adviser is entitled, as of August 1, 2000, to a fee computed daily and paid monthly, at the annual rate of 0.75% of average daily net assets on assets up to $1 billion; 0.70% of average daily net assets on the next $500 million; and 0.65% of average daily net assets on assets of $1.5 billion or more. Prior to August 1, 2000, the Adviser was entitled to receive a fee computed daily and paid monthly, at the annual rate of 0.75% of average daily net assets.


            The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund to keep such Fund's net annual operating expenses from exceeding the percentage stated in the "Annual Fund Operating Expenses" section of the Fund's prospectus. The waiver may not be terminated before March 31, 2004.

            For the fiscal years ended March 31, 2003, 2002 and 2001, the Company paid the Adviser fees for advisory services as follows:

                                  Fiscal Year ended    Fiscal Year ended    Fiscal Year ended
                                    March 31, 2003       March 31, 2002       March 31, 2001
                                    --------------       --------------       --------------
Blended Equity Fund                  $ 3,519,925          $ 4,768,195          $  6,322,340

Value and Restructuring Fund         $ 9,171,181          $ 11,740,383         $  8,305,100

Small Cap Fund                       $   723,381          $    514,422          $   474,671

Large Cap Growth Fund                $   676,482          $  1,702,716          $ 3,003,901

Energy and Natural Resources Fund    $   498,629          $    565,870          $   473,132

Real Estate Fund                     $   736,025          $    569,567          $   346,255

Biotechnology Fund                   $   202,090          $    263,414          $        17



            For the fiscal years ended March 31, 2003, 2002 and 2001, the Adviser's waivers reduced advisory fees by the following:

                                  Fiscal Year ended    Fiscal Year ended    Fiscal Year ended
                                    March 31, 2003       March 31, 2002       March 31, 2001
                                    --------------       --------------       --------------
Blended Equity Fund                  $   539,406          $ 565,971            $ 610,785

Value and Restructuring Fund         $ 1,718,740          $ 954,672            $ 874,665

Small Cap Fund                       $   319,636          $ 105,901            $ 161,340

Large Cap Growth Fund                $   134,988          $ 164,262            $ 294,979

Energy and Natural Resources Fund    $   148,133          $ 132,136            $  41,657

                                  Fiscal Year ended    Fiscal Year ended    Fiscal Year ended
                                    March 31, 2003       March 31, 2002       March 31, 2001
                                    --------------       --------------       --------------

Real Estate Fund                     $    10,838          $  59,031            $  66,515

Biotechnology Fund                   $        --          $  52,904            $  22,655

            At a meeting held on July 29, 2003 the Board of Directors of the Company, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act), approved the continuation of the Company's Investment Advisory Agreements with the Adviser with respect to the Funds, for an additional one-year period. In connection with such approvals, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to each Fund and the Adviser's experience and qualifications.


            The directors considered, in particular, each Fund's fee structure, including each Fund's operating expense ratios and the Adviser's fee waivers and expense reimbursements for each Fund; the profitability to the Adviser of its services to the Company; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; possible economies of scale; other compensation or possible benefits to the Adviser arising from its relationship with the Company; and a comparison of fees charged by the Adviser with fees charged to similar clients. The directors also considered the personnel and resources of the Adviser, the overall nature and quality of the Adviser's services and the specific provisions of the Investment Advisory Agreements.

            Among other items, the directors also reviewed and considered a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (contractual management fees and actual management fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets).

            After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Companies. The Board of Directors also concluded that based on the services that the Adviser would provide to the Company under the Investment Advisory Agreements and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Funds to continue the Investment Advisory Agreements with the Adviser for an additional one-year period.


            The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that United States Trust Company of New York and U.S. Trust Company, N.A. shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

            U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served 8.0 million active accounts with $798.2 billion in customer assets.

            SEI, Federated Services Company (an affiliate of the Distributor) and U.S. Trust Company, N.A. (together, the "Administrators") serve as the Company's administrators and provide the Funds with general administrative and operational assistance. SEI replaced Chase Global Funds Services Company ("CGFSC") as one of the Company's Administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the "Administration Agreement"). Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.


            The Administrators also provide administrative services to the other investment portfolios of the Company and to all of the investment portfolios of Excelsior Tax-Exempt Fund and Excelsior Funds Trust which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (except for the international portfolios of the Company and Excelsior Funds Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of the Company and Excelsior Funds Trust) as follows:

  Combined Aggregate Average Daily Net Assets of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (excluding the international portfolios of the Company and excelsior Funds Trust)
           ----------------------------------------------------

                                     Annual Fee
                                     ----------

First $200 million.................   0.200%
Next $200 million..................   0.175%
Over $400 million..................   0.150%


            Administration fees payable to the Administrators by each portfolio of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time. For the fiscal year ended March 31, 2004, U.S. Trust Company, N.A. has voluntarily agreed to waive 0.04% of its administration fee.

            For the fiscal years ended March 31, 2003, 2002 and 2001, the Funds paid the following administration fees as follows:



                                  Fiscal Year ended    Fiscal Year ended    Fiscal Year ended
                                    March 31, 2003       March 31, 2002       March 31, 2001
                                    --------------       --------------       --------------
Blended Equity Fund                  $   489,600          $   854,557          $ 1,399,842

Value and Restructuring Fund         $ 2,018,352          $ 2,521,903          $ 2,141,340

Small Cap Fund                       $   201,666          $   122,669          $   161,004

Large Cap Growth Fund                $   112,652          $   301,702          $   658,240

Energy and Natural Resources Fund    $   107,738          $   141,043          $   122,257

Real Estate Fund                     $    96,692          $    73,979          $    62,839

Biotechnology Fund                   $    30,892          $    37,595          $     3,666


            For the fiscal years ended March 31, 2003, 2002 and 2001, the Administrators waived the following administration fees:

                                  Fiscal Year ended    Fiscal Year ended    Fiscal Year ended
                                    March 31, 2003       March 31, 2002       March 31, 2001
                                    --------------       --------------       --------------
Blended Equity Fund                  $  222,643           $  226,506           $    5,271

Value and Restructuring Fund         $  751,115           $  696,039           $  184,201

Small Cap Fund                       $   71,145           $   34,486           $      119

Large Cap Growth Fund                $   45,560           $   76,674           $   10,333

Energy and Natural Resources Fund    $   42,244           $   37,476           $    7,886

Real Estate Fund                     $   35,387           $   21,604           $       32

Biotechnology Fund                   $   12,146           $   11,312           $        0


Shareholder Organizations


            The Company has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own shares in consideration for a Fund's payment of not more than the annual rate of 0.25% of the average daily net assets of the Fund's shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem shares; (d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Company to Customers; and
(g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.


            The Company's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by the Company. Pursuant to the Plan, the Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

            Any material amendment to the Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Company's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Company's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such Disinterested Directors.


            For the fiscal year ended March 31, 2003 the Company made payments to Shareholder Organizations in the following amounts:


                                                       Amounts Paid to
                                                     Affiliates of U.S.
                                       Total Paid          Trust
                                       ----------          -----

Blended Equity Fund                     $   655,458       $   430,499

Value and Restructuring Fund            $ 4,321,344       $ 1,209,724

Small Cap Fund                          $   358,278       $   283,952

Large Cap Growth Fund                   $   130,546       $    80,661

Energy and Natural Resources Fund       $   162,772       $    20,745

Real Estate Fund                        $    97,198       $    10,838

Biotechnology Fund                      $    66,725       $         0


Expenses

            Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including fees paid to the Company's directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent


            J.P. Morgan Chase Bank ("J.P. Morgan Chase"), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as custodian of the Funds' assets. Under the Custodian Agreement, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to the Company's Board of Directors concerning the Funds' operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase Bank, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.


            State Street Bank and Trust Company ("State Street") serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

            State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).

                             PORTFOLIO TRANSACTIONS

            Subject to the general control of the Company's Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Funds.

            The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Funds' portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Funds' Prospectus for each of the Fund's portfolio turnover rates.

            Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In executing portfolio transactions for the Funds, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act. The Adviser may also take into account the sale of Fund shares in allocating brokerage transactions.

            During the last three fiscal years, the Company paid brokerage commissions on behalf of each Fund as shown in the table below:


                                                                                   % of Total
                                                                                    Amount of
                                                                                   Transaction
                                                      Total                         on which
                                                    Brokerage       % of Total     Commissions
                                      Total        Commissions      Commissions    were paid to
                                    Brokerage        Paid to        Paid to UST        UST
  Fiscal year ended March           Commissions    Affiliated       Securities      Securities
         31, 2003                      Paid          Persons         Corp.(1)         Corp.(1)
         --------                      ----          -------         --------         ------
Blended Equity Fund                 $   417,015         $0               0               0

Value and Restructuring Fund        $ 1,764,714         $0               0               0


Small Cap Fund                      $   850,026         $0               0               0

Large Cap Growth Fund               $   284,223         $0               0               0

Energy and Natural Resources Fund   $   344,680         $0               0               0

Real Estate Fund                    $    71,036         $0               0               0

Biotechnology Fund                  $    39,236         $0               0               0



--------------------

1 UST Securities Corporation is an affiliate of the Adviser.

                                                                                     % of Total
                                                                                      Amount of
                                                                                     Transaction
                                                       Total                          on which
                                                     Brokerage       % of Total     Commissions
                                       Total        Commissions      Commissions    were paid to
                                     Brokerage        Paid to        Paid to UST        UST
  Fiscal year ended March            Commissions    Affiliated       Securities      Securities
         31, 2002                       Paid          Persons           Corp.         Corp.(1)
         --------                       ----          -------           -----         --------
Blended Equity Fund                  $   809,712         $0               0               0

Value and Restructuring Fund         $ 1,272,760         $0               0               0

Small Cap Fund                       $   422,995         $0               0               0

Large Cap Growth Fund                $   102,050         $0               0               0

Energy and Natural Resources Fund    $   321,112         $0               0               0

Real Estate Fund                     $   124,739         $0               0               0

Biotechnology Fund                   $    16,799         $0               0               0

                                                                                     % of Total
                                                                                      Amount of
                                                                                     Transaction
                                                       Total                          on which
                                                     Brokerage       % of Total     Commissions
                                       Total        Commissions      Commissions    were paid to
                                     Brokerage        Paid to        Paid to UST        UST
  Fiscal year ended March            Commissions    Affiliated       Securities      Securities
         31, 2001                       Paid          Persons           Corp.         Corp.(1)
         --------                       ----          -------           -----         --------
Blended Equity Fund                  $   514,670         $0               0               0

Value and Restructuring Fund         $ 2,081,580         $0               0               0

Small Cap Fund                       $   213,473         $0               0               0

Large Cap Growth Fund                $   111,726         $0               0               0

Energy and Natural Resources Fund    $   195,412         $0               0               0

Real Estate Fund                     $    68,873         $0               0               0

Biotechnology Fund                   $     4,244         $0               0               0



            Transactions in domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

            The Investment Advisory Agreements between the Company and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Company, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

            In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

            Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.


            During the fiscal year ended March 31, 2003, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:

           Fund                  Amount of Transactions    Related Commission
           ----                  ----------------------    ------------------

Blended Equity Fund                   $229,307,716              $187,661

Value and Restructuring Fund          $ 19,982,979              $ 59,862

Small Cap Fund                        $ 52,834,519              $103,966

Large Cap Growth Fund                 $ 14,172,453              $ 16,549

Energy and Natural Resources Fund     $    167,056              $    239

Real Estate Fund                      $  1,895,877              $  2,110

Biotechnology Fund                    $  1,537,417              $  3,150


            Portfolio securities will not be purchased from or sold to the Adviser, Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

            Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.





            The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2003, the following Funds held the following securities of the Company's regular brokers or dealers or their parents: Large Cap Fund: asset backed securities issued by J.P. Morgan Chase Bank with a principal amount of $4,893,000; Value and Restructuring Fund: corporate bonds issued by J.P. Morgan Chase Bank with a principal amount of $437,000; common stock issued by Lehman Brothers, Inc. with a principal amount of $31,762,000; common stock issued by J.P. Morgan Chase Bank with a principal amount of $23,710,000; and common stock issued by Morgan Stanley Dean Witter, Inc. with a principal amount of $21,859,000; Energy and Natural Resources Fund: asset backed securities issued by J.P. Morgan Chase Bank with a principal amount of $1,086,000; Real Estate
Fund: asset backed securities issued by J.P. Morgan Chase Bank with a principal amount of $6,031,000; and Biotechnology Fund: asset backed securities issued by J.P. Morgan Chase Bank with a principal amount of $1,723,000.


                               PORTFOLIO VALUATION

            Assets in the Funds which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. An option or futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. Gold and silver bullion held by the Energy and Natural Resources Fund will be valued at the last spot settlement price on the Commodity Exchange, Inc., and platinum and palladium bullion will be valued at the last spot settlement price or, if not available, the settlement price of the nearest contract month on the New York Mercantile Exchange. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by the Company's Board of Directors.

            Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time where value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with guidelines adopted by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by a Fund may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the shares may be significantly affected on days when investors can neither purchase nor redeem the Fund's shares. The Company's administrators have undertaken to price the securities in the Funds' portfolio, and may use one or more independent pricing services in connection with this service.

            SEI and the Adviser will use the following procedures to determine the fair value of securities subject to significant price changes or that are unpriced. If SEI and the Adviser agree that the quoted price of a security is suspect, the price of a security will be determined as follows: SEI will refer to at least two independent brokers from whom it will obtain a price for the security. SEI will average the two prices and inform the Adviser of the new price. That price will be used unless SEI and the Adviser believe it is suspect. In addition, securities for which market quotations are not readily available will be valued at their "fair value" by SEI. For this purpose, "fair value" shall mean a price which, considering the factors listed below and such other information as it believes relevant, SEI and the Adviser estimate it could receive in cash within 7 days were the securities to be sold. Such value will be cost if SEI and the Adviser determine such valuation is appropriate after considering the factors listed below. SEI and the Adviser shall monitor on a daily basis market changes that may affect such valuation. At the next regularly scheduled meeting of the full Board of Directors each valuation will be ratified or amended as appropriate. The following are among the factors SEI and the Adviser shall consider when determining the "fair value" of a security for which market quotations are not readily available: (a) the fundamental analytical data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is purchased and sold; (c) special reports prepared by analysts; (d) information as to any transactions or offers with respect to the security; and (e) the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant matters. If, notwithstanding the foregoing procedure, SEI and the Adviser believe that the new price is suspect, or believe that a security priced at cost should be re-evaluated, the Adviser shall so inform the Company's Secretary and a meeting of the Company's Board of Directors shall be called to determine what actions should be taken.

                              INDEPENDENT AUDITORS


            Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Company. The Funds' Financial Highlights included in the Prospectus and the financial statements for the fiscal year ended March 31, 2003 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their report thereon which appears therein.


                                     COUNSEL


            Legal matters in connection with the issuance of shares of stock of the Funds are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.


                   ADDITIONAL INFORMATION CONCERNING TAXES

            The following supplements the tax information contained in the Prospectus.


            For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, such Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as dividend income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.


            A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

            Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.


            Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury as "backup withholding" 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is provided.


            With respect to the Real Estate Fund, the dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders. However, if shareholders receive a return of capital, the basis of their shares is decreased by the amount of such return of capital. This, in turn, affects the capital gain or loss realized when shares of the REIT are exchanged or sold. If the Real Estate Fund makes distributions in excess of its earnings, a shareholder's basis in the Fund will be reduced by the amount of such return of capital if such shareholder elects to receive distributions in cash (as opposed to having them reinvested in additional shares of the Fund). If a shareholder's basis is reduced to zero, any further return of capital distribution is taxable as a capital gain.

            The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

                             PERFORMANCE INFORMATION

            The Funds may advertise the "average annual total return (before taxes)" for their shares. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-year period, and may be given for other periods as well (such as from the commencement of a Fund's operations, or on a year-by-year basis). The average annual total return (before taxes) is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                      T = [(ERV)/1/n/ - 1]
                                            ---
                                             P
Where:                    T =            average annual total return

                                         = ending redeemable value of a
                                         hypothetical $1,000 payment made
                                         at the beginning of the 1, 5 or
                                         10 year (or other) periods at
                                         the end of the applicable period
                                         (or a fractional portion
                                         thereof).

                          P              = hypothetical initial payment of
                                         $1,000.

                          n =            period covered by the
                                         computation, expressed in years.

            Each Fund may also advertise the "aggregate total return" for its shares for various periods, representing the cumulative change in the value of an investment in the Fund for the specific period. The aggregate total return is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. Aggregate total returns do not reflect the effect of taxes paid by shareholders on Fund distributions or redemption of Fund shares. The formula for calculating aggregate total return is as follows:

                                         Aggregate Total Return = [(ERV)] - 1
                                                                    ---
                                                                     P

            The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


            Based on the foregoing calculations, the average annual total returns for the 1-year, 5-year and 10-year (or since inception, if less than 10 years) periods ended March 31, 2003, were as follows:

                                                Average Annual Total Returns (before taxes)

                                                                                                     For the Since
                           For the Year Ended    For the 5 Years Ended    For the 10 Years Ended    Inception Period
                                3/31/03                3/31/03                   3/31/03              Ended 3/31/03
                                -------                -------                   -------              -------------
Blended Equity Fund             (22.45)%               (3.83)%                    7.85%                    N/A

Value and Restructuring
  Fund                          (27.13)%                 0.71%                   13.59%                    N/A

Small Cap Fund                  (30.52)%               (4.70)%                    3.92%                    N/A

Large Cap Growth Fund*          (34.43)%               (7.41)%                     N/A                   (3.39)%

Energy and Natural
  Resources  Fund               (18.30)%                2.46%                     8.60%                    N/A

Real Estate Fund*                (3.49)%                3.96%                      N/A                    4.02%

Biotechnology Fund**            (42.09)%                 N/A                       N/A                   (35.49)%

                                        Average Annual Total Returns (after taxes on distributions)

                                                                                                     For the Since
                           For the Year Ended    For the 5 Years Ended    For the 10 Years Ended    Inception Period
                                3/31/03                3/31/03                   3/31/03              Ended 3/31/03
                                -------                -------                   -------              -------------
Blended Equity Fund             (23.44)%               (4.43)%                    6.63%                    N/A

Value and Restructuring
  Fund                          (27.27)%                 0.41%                   12.99%                    N/A

Small Cap Fund                  (30.52)%               (5.11)%                    3.20%                    N/A

Large Cap Growth Fund           (34.43)%               (7.41)%                     N/A                   (3.39)%

Energy and Natural
  Resources Fund                (18.42)%                1.24%                     7.20%                    N/A

Real Estate Fund                 (4.82)%                2.06%                      N/A                    2.18%

Biotechnology Fund              (42.09)%                 N/A                       N/A                   (35.51)%

                                  Average Annual Total Returns (after taxes on distributions and redemptions)

                                                                                                     For the Since
                           For the Year Ended    For the 5 Years Ended    For the 10 Years Ended    Inception Period
                                3/31/03                3/31/03                   3/31/03              Ended 3/31/03
                                -------                -------                   -------              -------------
Blended Equity Fund             (13.91)%               (2.92)%                   6.30%                   N/A

Value and Restructuring
  Fund                          (17.64)%                0.45%                    11.47%                  N/A


--------------------

* Commenced operations on October 1, 1997.

** Commenced operations on December 31, 2000.

                                  Average Annual Total Returns (after taxes on distributions and redemptions)

                                                                                                     For the Since
                           For the Year Ended    For the 5 Years Ended    For the 10 Years Ended    Inception Period
                                3/31/03                3/31/03                   3/31/03              Ended 3/31/03
                                -------                -------                   -------              -------------
Small Cap Fund                  (19.84)%               (3.65)%                   3.06%                     N/A

Large Cap Growth Fund           (22.38)%               (5.74)%                    N/A                    (2.67)%

Energy and Natural
  Resources Fund                (11.90)%                1.59%                    6.68%                     N/A

Real Estate Fund                 (2.38)%                2.15%                     N/A                     2.17%

Biotechnology Fund              (27.36)%                 N/A                      N/A                    (26.62)%


            Based on the foregoing calculations, the aggregate annual total returns for each Fund for the 5-year, 10-year and since inception periods ended March 31, 2003, were as follows:

                                           Aggregate Annual Total Returns

                                                                               For the Since
                           For the 5 Years Ended    For the 10 Years Ended    Inception Period
                                 3/31/03                   3/31/03              Ended 3/31/03
                                 -------                   -------              -------------
Blended Equity Fund              (17.76)%                  112.82%                577.10%

Value and Restructuring Fund      3.59%                    257.74%                294.03%

Small Cap Fund                   (21.38)%                  46.85%                  55.25%

Large Cap Growth Fund            (31.96)%                    N/A                  (17.29)%

Energy and Natural
  Resources Fund                  12.92%                   128.22%                154.63%

Real Estate Fund                  21.46%                     N/A                   24.21%

Biotechnology Fund                 N/A                       N/A                  (62.80)%


             "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.

Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

            "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

            The Funds may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

            The total return of shares of a Fund may be compared to that of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a Fund may be compared to data prepared by Lipper, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. The total return of the Funds (other than the Technology Fund) also may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of common stocks of 500 companies, most of which are listed on the NYSE, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE. The total return of the Real Estate Fund may be compared to the S&P REIT Index, an unmanaged index of over 100 publicly-traded equity, mortgage and hybrid REITs which have high levels of liquidity and market capitalizations of at least $100 million, or the Morgan Stanley REIT Index, an unmanaged index of all publicly-traded equity REITs (except health care REITs) which have total market capitalizations of at least $100 million and are considered liquid. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including, without limitation, those factors, strategies and techniques that, together with market conditions and events, materially affected each Fund's performance.

            The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

            The Real Estate Fund may advertise the standardized effective 30-day (or one month) yield calculated in accordance with the method prescribed by the SEC for mutual funds. Such yield will be calculated for the Fund according to the following formula:

                          a-b
              Yield = 2 [(------ + 1)/6/ - 1]
                          cd

Where:           a =      dividends and interest earned during the period.

                 b =      expenses accrued for the period (net of
                          reimbursements).

                 c = average daily number of shares outstanding that were entitled to receive dividends

                 d = maximum offering price per share on the last day of the period.

            For the purpose of determining interest earned during the period (variable "a" in the formula), the Real Estate Fund will compute the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. The Fund will calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.


            Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Real Estate Fund to all shareholder accounts and to the particular series of shares in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Based on the foregoing calculations, the Real Estate Fund's standardized effective yield for the 30-day period ended March 31, 2003 was 4.47%.


            Performance and yields will fluctuate and any quotation of performance should not be considered as representative of a Fund's future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to accounts of Customers that have invested in shares will not be included in calculations of performance and yield.


                             PROXY VOTING PROCEDURES


           The Board of Directors has delegated the responsibility to vote proxies to the Adviser, subject to the Board's oversight. The Adviser's policies, which follow, are reviewed periodically, and, accordingly are subject to change. The Adviser has established a proxy committee to oversee the voting of proxies. The Proxy Committee is responsible for the review of proxies related to shareholdings in U.S. Trust accounts and forming recommendations for voting proxy resolutions. The Proxy Committee policies, procedures and voting recommendations are based entirely upon considerations of investment value and the financial interests of account principals and beneficiaries.

           Wherever possible, the Adviser relinquishes to the account principal the voting proxy for Charles Schwab securities held in a U.S. Trust account. The principal may designate a co-trustee, or any other person authorized by the governing instrument, to vote the shares.

      The Proxy Committee has determined that U.S. Trust's voting policy is summarized by the following:

  1. U.S. Trust votes in accordance with the views and recommendations of corporate management on routine issues related to domestic and international equities. Routine issues are defined in Appendix C.

  2. On non-routine issues, U.S. Trust's own policies and procedures will apply and votes shall be cast accordingly. U.S. Trust's own policies are defined in Appendix D.

  3. When a voting issue arises that is not routine or is not specifically enumerated in the U.S. Trust policy, U.S. Trust will vote in accordance with the view of the company's management.

  4. It is the responsibility of U.S. Trust's analysts and investment professionals to highlight potentially significant proxy issues -in the companies we own and follow and to suggest voting recommendations to the Proxy Committee based upon their in-depth knowledge of the company and the issues involved. In addition, the contributions from investment professionals throughout U.S. Trust should not be limited to routine and non-routine issues solely, and encompass other issues that have an impact on the corporate governance of these companies.

  5. In the event that the Proxy Committee determines that it is in the best interests of clients to depart from the objective policies set forth in Paragraphs 1-3 above, and it determines, based upon a variety of factors reflected in procedures that the Proxy Committee has adopted, that a proposed vote would raise a conflict of interest issue, the Proxy Committee shall present such issue to an independent group. Such presentation shall include all relevant information regarding the matter to be voted on and the nature of the conflict. The independent group shall direct the Proxy Committee as to the proper course of action.

           In addition, the U.S. Trust Proxy committee utilizes the services of Institutional Shareholder Services (ISS) for research and proxy handling. ISS's research and input on issues is available to the committee and may be utilized as the committee seeks to address or challenge ourselves on specific corporate issues.

                                 CODE OF ETHICS

            The Company, U.S. Trust New York, U.S. Trust Company, N.A. and the Distributor have adopted codes of ethics that allow for personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

                                  MISCELLANEOUS

            As used herein, "assets allocable to the Fund" means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio of the Company. In determining a Fund's net asset value, assets allocable to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Company's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.


            As of June 30, 2003, U.S. Trust and its affiliates held of record 73.64%, 70.96%, 86.99%, 21.30%, 39.11%, 88.03% and 90.82% of the outstanding shares of the Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Energy and Natural Resources Fund, Real Estate Fund and Biotechnology Fund, respectively, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

            As of June 30, 2003, the name, address and percentage ownership of each person that owned beneficially 5% or more of the outstanding shares of a Fund were as follows: BLENDED EQUITY FUND: U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 12.99%; Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 9.53%; LARGE CAP GROWTH FUND: Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 6.53%; SMALL CAP FUND: U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 5.89%; Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 7.05%; VALUE AND RESTRUCTURING
FUND: Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 30.76%; Manufacturers Life Insurance Company USA, 250 Bloor St. 7th Floor, Toronto, Ontario, Canada, M4W 1E5; ENERGY AND NATURAL RESOURCES FUND: U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 8.59%; Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 23.27%; REAL ESTATE FUND: U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York, 10036, 10.32%; Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 5.05%; and BIOTECHNOLOGY FUND: U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 W. 47th Street, New York, New York, 10036, 6.04%; Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 5.33%.


                              FINANCIAL STATEMENTS

            The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2003 (the "2003 Annual Report") for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2003 Annual Report are incorporated by reference herein. The financial statements included in the 2003 Annual Report for the Funds have been audited by the Company's independent auditors, Ernst & Young LLP, whose report thereon also appears in the 2003 Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on their report given on their authority as experts in accounting and auditing. Additional copies of the 2003 Annual Report may be obtained at no charge by telephoning BFDS at (800) 446-1012.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

            Short-Term Credit Ratings

            A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

            "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

            "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

            "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

            "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

            Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

            Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

            "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

            "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

            "Not Prime" - Issuers do not fall within any of the Prime rating categories.

            Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

            "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

            "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

            "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

            "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

            "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

            "D" - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

            The following summarizes the ratings used by Standard & Poor's for long-term issues:

            "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

            "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

            "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

            "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

            "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

            "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

            "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

            "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

            "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

            - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            The following summarizes the ratings used by Moody's for long-term debt:

            "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

            "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

            "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. The following summarizes long-term ratings used by Fitch:

            "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

            "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

            "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

            "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

            "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

            "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

            Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

            PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

Notes to Short-Term and Long-Term Credit Ratings Standard & Poor's

            CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

            Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

         o  Positive means that a rating may be raised.

         o  Negative means that a rating may be lowered.

         o  Stable means that a rating is not likely to change.

         o  Developing means a rating may be raised or lowered.

         o  N.M. means not meaningful.

Moody's

            Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

            Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

            Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

            Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

            A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

            "SP-1" The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

            "SP-2" The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

            "SP-3" The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

            In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

            "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

            "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

            "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

            "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

            Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities. Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis.

Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

            The Funds may enter into futures contacts and options. Such transactions are described in this Appendix.

I. Interest Rate Futures Contracts.

            Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

            The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

            Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

            Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

            Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

            A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II. Stock Index Futures Contracts.

            General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

            The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

            In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies.

            A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments.

            Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts.

            There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

            Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

            In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

            Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

            Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

            Successful use of futures by the Fund is also subject to the Fund's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.   Options on Futures Contracts

            The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

            Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.

            Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

            Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

            Certain foreign currency contracts entered into by the Fund may be subject to the "mark-to-market" process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

            Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

           Appendix C - Routine Issues


           The following items are defined as routine:


1.    Ratification of Auditors

2.    Change Date/Location of Annual Meeting

3.    Amend Articles/Charter - General Matters

4.    Change Company Name

5.    Classification of the Board of Directors

6.    Approval of Stock Splits/Reverse Splits

7.    Reduction of authorized common stock

8.    Increase in capital stock for shareholder rights plan

9.    Reduction of authorized preferred stock

10.   Issuance of shares in connection with an acquisition

11.   Formation of a holding company

12.   Amend Charter/ByLaws to include or remove anti-takeover

13.   Eliminating the right to act by written consent

14.   Removing directors for cause

15.   Adopt/increase or reduce supermajority vote requirement

16.   Adopt or amend shareholder rights plan

17.   Eliminating the right to call a special meeting

18.   Renewal of shareholder rights plan

19.   Establishing term limits for directors

20.   Requiring two candidates for each board seat

21.   Confidential voting

22.   Discretionary voting of unmarked proxies

23. Special reports on charitable/political contributions and activities

24.   Increasing or decreasing the number of directors

25.   Electing directors (excepting merger or contested)

26.   Shareholder proposals not Identified in Appendix D

            Many investment position/shareholders' rights voting questions are routine and recurring. To increase the efficiency of review and response to such questions, the Proxy Committee has adopted the following paragraphs as statements of U.S. Trust's policies on such recurring matters. Proxy questions will continue to be reviewed individually, but record memoranda of voting will refer to the relevant policy paragraph, whenever possible, rather than reiterating the policy in each case.

Paragraph 1 - Management proposals against cumulative voting for the election of directors

            Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or few, or all directors on a multi-candidate slate. This provision may facilitate the election of minority representatives to the board and can be significant in proxy contests and is often used by dissidents. While used predominantly at the turn of the 20th century, this practice is now relatively rare. U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We also believe strongly that all directors of any corporation should represent the shareholder interests. Furthermore, we assert that corporate managements often operate with the shareholder best interests in mind when selecting directors. Thus, our voting policy on management proposals against cumulative voting for the election of directors is to vote with management.

Paragraph 2 -   Management proposals for extinguishing shareholder
                preemptive rights

            Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of a new issue of stock in the class they own, in an amount equal to the percentage of the class they already own. Our policy on management proposals to cancel shareholder preemptive rights to subscribe to new issues of equity-based securities is based broadly upon historical management actions as stewards of the shareholder. For companies having large, actively-traded equity capitalizations, we, as well as corporate managements agree with cancellation of preemptive rights. Individual shareholders proportionate ownership in such cases is not a material financial consideration and increased or maintained ownership may easily be obtained by market purchases. The additional expenses incurred in a rights offering of new securities, including the necessary discount under the prevailing market price, may be comparatively significant. However, in the long term, greater financing flexibility and reduced expenses afforded by not having preemptive rights are more in the interest of shareholders than the less meaningful property right to maintain proportionate ownership. Companies with smaller, less actively traded equity capitalizations, generally do not have the same financing flexibility as those companies aforementioned. Considering the former, in such cases, if management deems it prudent to extinguish such rights, then we support the viewpoint of management.

Paragraph 3 -   Management proposals to establish or amend various
                forms of incentive compensation plans and retirement or severance benefits for key employees.

           U.S. Trust, supports effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. Stock option awards to key executives, including "stock appreciation rights" or "contingent credits" are generally only applied to a small number of management employees within an organization who are presumed to exercise functions and responsibilities that measurably affect the operating and financial performance of the corporation. These awards act as incentives for such key employees in improving the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors compensation or special committee evaluating such plans.

Paragraph 4 -   Management proposals for establishing or amending
                employee savings, employee stock ownership plans or investment plans.

           U.S. Trust believes that employee savings plans, including ESOP's (employee stock ownership plans) and ESPP's (employee stock purchase plans) among various other types of employee savings plans, are constructive in building employee ownership and loyalty of and to organizations, as well as driving corporate performance and allow employees to share in the growth potential of their employer. We believe this type of employee involvement is positive long-term for corporate performance. As such, if a corporation's management believes it prudent to establish or amend such plans, we concur.

Paragraph 5 -   Management proposals for establishing or amending
                Executive Incentive Bonus Plans

           Continuing the logic in paragraph 3, U.S. Trust believes that executive incentive bonus plans are an integral part of management compensation structures. With proper planning, implementation and monitoring, such plans often provide long-term incentives for corporate executives to create shareholder value that can be sustained and grow through time. Provided that current management of the corporation is not a part of the compensation committee, and that such long-term compensation awards are not unduly great, we believe management proposals for establishing and amending executive incentive bonus plans are worthwhile.

Paragraph 6 -   Management proposals to require annual election of
                all directors

           U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. Historically, we have not been opposed to classified boards of directors, in which groups of directors are elected for terms of several years. However, some corporations may seek to provide independent thinking to the board more regularly than classified boards provide. Various studies have been conducted on the benefits of board independence, and most have found at least preliminary evidence that board independence is desirable. If management of the corporation does not seek to classify the board in any way, but rather would prefer to elect all directors annually, U.S. Trust supports the position of management.

Paragraph 7 -   Management proposals for re-incorporation under
                the laws of a different state

           A change of the legal jurisdiction under which the corporation is governed is usually done to reduce taxes or to provide more favorable conditions and greater flexibility of corporate operations. Reduction of expenses or less restrictive governance conditions are generally in stockholders interest for corporations in the long -term. As such, we view these types of requests by management favorably. However, the individual circumstances surrounding the reincorporation are a key consideration in voting for the proposal.

Paragraph 8 -   Amendments to the Charter or By-Laws to provide
                limits to liability of directors, in their role as directors; contractual agreements concerning directors' liability.

           In the long-term, it is in the shareholders' financial interest to have qualified, effective and experienced persons serve as directors. To obtain the services of such persons as "outside" directors, we believe it is necessary to offer competitive compensation and protection from exposure to unreasonable personal liability potentially arising from serving as a director. In 1986, the State of Delaware enacted legislation to limit the liability exposure of directors of Delaware corporations in response to growing problems of litigation and corporate governance. Historically, we have treated corporate actions to comply with changes in local or Federal law and regulations as routine. As such, we believe the treatment of granting liability and indemnification provisions to go hand-in-hand with electing directors and determining their compensation, and thus view it as routine and vote with management on such proposals.

Paragraph 9 -   Management proposals for the approval of asset
                sales, reorganizations & restructurings

           Corporations generally cite a variety of reasons for reorganizing, restructuring and asset sales. In the end, these transactions generally happen for two reasons: 1) the asset causes diseconomies of scale and impacting the economic value of the corporation, and 2) the company believes it can sell the asset for a financial gain to a buyer who can make better use of it. We further believe that management best understands the corporations' assets and their marketable economic value and generally seeks the appropriate courses to pursue when assets are creating diseconomies. Thus, our voting policy reflects that of management's judgment. However, when a sale, reorganization or restructuring is combined with a proxy contest, such situations should be treated as non-routine.

Paragraph 10 -  Shareholder Proposals to establish a nominating committee of the board of directors.

           A separate nominating committee, composed entirely or in the majority of outside directors, is often proposed by certain shareholders as a protection against the perpetuation of a management group through control over the selection of replacement or successor directors. There is no reason to believe that such a committee would perform the nominating function better than one composed of the board in its entirety. It is more likely that a controversial candidate or disagreement among the directors as a group would be avoided or resolved without a nominating committee.

Paragraph 11 -  Management proposals to require directors to own
                1,000, 2,000 or some similarly large number of shares.

           Traditionally director compensation has been composed of annual cash retainers, meeting fees, and committee fees. Starting in the late 1980's additional forms of compensation were added as generally acceptable forms of compensation. One of these forms of compensation includes stock ownership, either through outright purchase or stock option grants. Like employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director's cash compensation) or through option grant, if the management of a corporation subscribes to the above premise and proposes to require directors to own shares in the corporation they represent, and the share amounts are not unreasonable relative to their compensation, then our voting policy is to vote with management.

Paragraph 12 -  Shareholder proposals to prohibit re-election of outside directors after an arbitrary period of time or upon retirement from their primary employment

           The usual reason cited for such proposals is to have "fresh faces" on the board of directors. We feel that arbitrarily discarding knowledgeable, experienced directors after an arbitrary time limit, or upon retirement from their primary employment is foolish and opposite shareholder interests. We believe management and the board of directors best understands the board's composition, strengths and weaknesses and know best when to make changes to its composition.

Paragraph 13 -  Shareholder proposals to prohibit one person from holding the offices of Chairman and CEO
                simultaneously.

           At U.S. Trust we believe that a corporations management and board are best at determining whether or not its Chairman and chief executive officer should be split into two positions. Generally, competent and capable CEO's can handle both the CEO and Chairman positions simultaneously. Additionally some smaller capitalization corporations as well as reorganized companies may have a limited roster of executive officers. On the other hand some believe that having the same person hold the positions simultaneously calls into question whether the board can adequately oversee and evaluate the performance of its senior officers. In the end, we believe that a company's board of directors and management are the best in making such a determination, knowing the stresses, responsibilities and constraints on the individuals in these positions.

Paragraph 14-   Shareholder proposals to report on fees paid to
                the independent auditors

           The annual audit of a company's accounts and statements is a complex process. The cost of the audit is determined mainly by the specific characteristics of each company, which may not be comparable even for companies within the same industry. Thus the comparison of one auditor's fees with those of another auditor for a different company is not meaningful.

Paragraph 15 -  Shareholder proposals on the reporting of
                government service of employees

           The preparation of a report which would disclose any previous government service of employees would entail additional incremental cost to the corporation and would interfere with the day to day responsibilities of the employees of the organization.

Paragraph 16 -  Shareholder proposals to report on employment and recruiting practices in relation to the gender or any other characteristics of employees in various job classifications.

           The vast majority of companies make concerted efforts to comply with federal and state laws that prohibit employment discrimination. The frequent preparation of detailed reports on such subjects would be costly and would not provide useful information to the shareholders or the public.

Paragraph 17 -  Shareholder proposals to prohibit dealings with certain countries

           U.S. companies universally attempt to comply carefully with laws and regulations governing foreign trade for the simple business reason that to do otherwise incurs major problems and expenses. At the same time, establishing a policy prohibiting business dealings with any country is a foreign policy issue and is a function reserved to the U.S. government.

Paragraph 18 -  Shareholder proposals to proclaim political
                non-partisanship, prohibit political contributions and various practices, to report on past government affiliations of employees or retained outside contractors, and to report upon "lobbying" activities.

           With few exceptions, companies comply with Federal and state laws and regulations regarding political and lobbying activities and prohibiting contributions or corporate funds. Companies also generally avoid prescribing or monitoring contributions as individuals, which could be an illegal invasion of their rights as citizens. Companies also avoid incurring potential conflicts of interest from previous affiliations of employees or affiliations of principals in outside contractors such as law firms, consultants and investment bankers. It is expensive and bad business practice to do otherwise. Reporting on affiliations of large number of employees would provide little use to shareholders and would be associated with unnecessary expense.

Paragraph 19 -  Shareholder proposals for special reports on aspects of the business, markets, prices and product policies

           Most product policy, market position, pricing and similar statistical data relating to the past performance or future direction of a company's operations fall into one of two categories: 1) proprietary information - of which publication is not in the shareholder's best interests and 2) analytical and operating data - for which publication is in the shareholder best interests. We believe management is the best judge of determining and releasing type two data and for withholding type one data.

Paragraph 20 -  Management proposals to create a governance
                committee

           It is in the best interest of corporations to ensure that they are meeting appropriate standards of good corporate governance. To that end, a committee of the board should be established to oversee relevant aspects of corporate governance and to maintain the checks and balances necessary to successfully navigate the hazards of today's business environment. At U.S. Trust, we support the efforts of a company to improve its governance structure and believe that the board and management are best suited to determine whether or not to establish a separate governance committee or to elect to handle those issues through an existing committee of the board.

Paragraph 21 -  Shareholder proposals to limit the number of other public company boards on which the CEO serves

           The usual reason cited in proposals to limit the number of public company boards on which the CEO can serve is that the CEO may find his or her limited time taken from the primary responsibilities of running the company. However, we believe that service on multiple boards may enhance the CEO's performance by broadening his or her experience and facilitating the development of a strong peer network. At U.S. Trust we feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO and, therefore, our voting policy is to vote with management.

Paragraph 22 -  Shareholder proposals to limit consulting fees to an amount less than audit fees

           Today's corporations face a complex, challenging and rapidly evolving business environment. In the pursuit of superior shareholder returns, company management will often enlist the advice and assistance of consulting firms. Depending on the circumstances, the best source of consulting advice may be provided by a firm related to that which audits the company's accounts and financial statements. The costs associated with annual audits or consulting engagements are determined by a wide array of changing facts and circumstances. We believe that the proposed limitation could interfere with the successful management of the organization and is therefore not in the best interests of the company's shareholders.

Paragraph 23 -  Shareholder proposals to require the expensing of stock options

           Current accounting standards permit, but do not require, the expensing of stock options. At this time, a standard methodology for the expensing of stock options does not exist. We believe that until this issue is thoroughly resolved and the relevant regulatory agencies reach agreement, management is in the best position to determine whether or not a company's stock options should be expensed. At U.S. Trust, our voting policy is to vote with management on this issue.

Paragraph 24 -  Shareholder proposals to require that a majority of the board be independent

           U.S. Trust believes that the freedom from both actual conflicts of interest and the appearance of such conflicts are important elements of the effectiveness of the board of directors. While we feel that the vast majority of affiliated and inside directors execute their duties with the utmost degree of objectivity, they may be viewed by some as being less able to effectively analyze company strategy and performance. As such, we are not opposed to proposals requiring that the majority of the board be composed of independent.

                              EXCELSIOR FUNDS, INC.


                               International Fund
                                Pacific/Asia Fund
                                Pan European Fund
                              Emerging Markets Fund


                       STATEMENT OF ADDITIONAL INFORMATION


                                  July 29, 2003


                  This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the International, Pacific/Asia, Pan European and Emerging Markets Funds (individually, a "Fund" and collectively, the "Funds") of Excelsior Funds, Inc. dated July 29, 2003 (the "Prospectus"). A copy of the Prospectus may be obtained by writing Excelsior Funds, Inc. c/o SEI Investments Global Funds Services ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling (800) 446-1012. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

                  The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2003 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling (800) 446-1012.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

CLASSIFICATION AND HISTORY....................................................1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...................................1

         Foreign Investment Risks.............................................1

         Additional Investment Policies.......................................3

         Additional Information on Portfolio Instruments......................6

INVESTMENT LIMITATIONS.......................................................19

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................23

         Distributor.........................................................23

         Purchase of Shares..................................................23

         Redemption Procedures...............................................24

         Other Redemption Information........................................25

INVESTOR PROGRAMS............................................................26

         Systematic Withdrawal Plan..........................................26

         Exchange Privilege..................................................26

         Retirement Plans....................................................27

         Automatic Investment Program........................................27

         Additional Information..............................................28

DESCRIPTION OF CAPITAL STOCK.................................................28

MANAGEMENT OF THE FUNDS......................................................30

         Directors and Officers..............................................30

         Investment Advisory and Administration Agreements...................38

         Shareholder Organizations...........................................42

         Expenses............................................................43

         Custodian and Transfer Agent........................................43

PORTFOLIO TRANSACTIONS.......................................................44

PORTFOLIO VALUATION..........................................................46

INDEPENDENT AUDITORS.........................................................47

COUNSEL......................................................................47

ADDITIONAL INFORMATION CONCERNING TAXES......................................47

PERFORMANCE INFORMATION......................................................48

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)

                                                                            Page
                                                                            ----

PROXY VOTING PROCEDURES......................................................54

CODE OF ETHICS...............................................................55

MISCELLANEOUS................................................................55

FINANCIAL STATEMENTS.........................................................56

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

APPENDIX C...................................................................C-1

APPENDIX D...................................................................D-1

                           CLASSIFICATION AND HISTORY


               Excelsior Funds, Inc. (the "Company") is an open-end, management investment company. Each Fund is a separate series of the Company and is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company was organized as a Maryland Corporation on August 2, 1984. Prior to December 28, 1995, the Company was known as "UST Master Funds, Inc."


                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


               The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each of the International, Pacific/Asia and Pan European Funds may not be changed without the vote of the holders of a majority of its outstanding shares (as defined below). The investment objective of the Emerging Markets Fund may be changed without shareholder approval. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval.


Foreign Investment Risks

               Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. corporations and the Funds might have greater difficulty taking appropriate legal action in a foreign court than in a U.S. court.


               Investing in securities of issuers located in developing or emerging market countries may pose greater risks not typically associated with investing in more established markets. For example, in many emerging markets there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more established markets. Securities traded in certain emerging markets may also be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Developing countries may also impose restrictions on a Fund's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. In addition, some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries also face serious exchange restraints and their currencies may not be internationally traded.


               Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect private sector companies, a Fund and the value of its securities. The leadership or policies of emerging market countries may also halt the expansion of or reverse the liberalization of foreign investment policies and adversely affect existing investment opportunities. Certain developing countries are also among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk. Countries such as certain Eastern European countries also involve the risk of reverting to a centrally planned economy.


               Foreign securities markets also have different registration, clearance and settlement procedures. Registration, clearance and settlement of securities in developing countries involve risks not associated with similar securities transactions in the United States and other more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in registration, clearance or settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to registration, clearance or settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to registration, clearance or settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

               As an example, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is reflected by entries in share registers maintained by registrar companies or the companies themselves, and the issuance of extracts of the register, although the evidentiary value of such extracts is uncertain. Formal share certificates may be obtained in certain limited cases. Russian share registers may be unreliable, and a Fund could possibly lose its registration through oversight, negligence or fraud. Russia also lacks a centralized registry to record securities transactions, Registrar companies are located throughout Russia but are not necessarily subject to effective state supervision. There can be no assurance that registrar companies will provide extracts to potential purchasers in a timely manner or at all. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. These practices may also prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser (as herinafter defined) and could cause a delay in the sale of Russian securities by a Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

               From time to time, a Fund may invest a significant portion of its total assets in the securities of issuers located in the same country. Investment in a particular country of a significant portion of a Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund that is more geographically diversified.

               Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. Each Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in any country imposing such taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under the federal income tax provisions, they may reduce the net return to the Fund's shareholders. Investors should also understand that the expense ratio of the Funds can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.



               The extent of economic development, political stability and market depth of different countries in the Pacific/Asia region varies widely. Certain countries in the region are either comparatively underdeveloped or are in the process of becoming developed, and investments in the securities of issuers in such countries typically involve greater potential for gain or loss than investments in securities of issuers in more developed countries. Certain countries in the region also depend to a large degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors. The Pacific/Asia Fund may be particularly sensitive to changes in the economies of certain countries in the Pacific/Asia region resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

Additional Investment Policies

               In determining the preferred allocation of investments of the Funds among various geographic regions and countries, the Adviser will consider, among other things, regional and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing interest rates, the historical patterns of government regulation of the economy and the outlook for currency relationships.


               The International Fund does not intend to have, at any time, a specified percentage of its assets invested either for growth or for income, and all or any portion of its assets may be allocated among these two components based on the Adviser's analysis of the prevailing market conditions. Although the International Fund will seek to realize its investment objective primarily through investments in foreign equity securities, it may, from time to time, assume a defensive position by allocating all or any portion of its assets to foreign debt obligations. While there are no prescribed limits on geographic distribution, the International Fund will normally include in its portfolio securities of issuers collectively having their principal business in no fewer than three foreign countries.

               The countries in which the International Fund may invest, include but are not limited to: Japan, France, the United Kingdom & Possessions, Italy, Germany, Switzerland, the Netherlands, Australia, Singapore, Sweden, Canada, Ireland, Thailand, Spain, Portugal, Hong Kong, Israel, Argentina, Chile, Hungary, India, Philippines, Portugal, Mexico, Brazil, Argentina, Chile and Peru.

               Under normal circumstances, the Pacific/Asia and Pan European Funds (together, the "Regional Funds") will invest at least 80% of its net assets in securities of issuers based in its targeted region. A company is "based in" a region if it derives more than half of its assets, revenues or profits from such region. The Regional Funds currently do not expect to invest more than 25% of their total assets in the securities issued by any single foreign government. Any such investment would subject that particular Regional Fund to the risks presented by investing in securities of such foreign government to a greater extent than it would if that Fund's assets were not so concentrated.

               The countries in which the Pacific/Asia Fund may invest, include but are not limited to: Japan, Singapore, Hong Kong, Australia, South Korea, Thailand, New Zealand, Philippines, and India. The countries in which the Pan European Fund may invest, include but are not limited to: France, the United Kingdom & Possessions, Italy, Germany, the Netherlands, Switzerland, Sweden, Ireland, Spain, Portugal, Croatia, Finland, Poland, and Turkey.


               Under normal market and economic conditions, at least 65% of the International Fund's assets will be invested in foreign securities. Foreign securities include common stock, preferred stock, securities convertible into common stock, warrants, bonds, notes and other debt obligations issued by foreign entities, as well as shares of U.S. registered investment companies that invest primarily in foreign securities. Foreign debt securities purchased by a Fund may include obligations issued in the Eurocurrency markets and obligations of foreign governments and their political subdivisions. In addition, each Fund may invest in U.S. government obligations, including when-issued securities of such issuers, and obligations issued by U.S. companies which are either denominated in foreign currency and sold abroad or, if denominated in U.S. dollars, payment on which is determined by reference to some other foreign currency.

               Convertible and non-convertible debt securities purchased by the International and Regional Funds will be rated "investment grade" (i.e., classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody's Investors

Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P")) or, if unrated, determined by the Adviser to be of comparable quality. Debt obligations rated in the lowest of the top four "investment grade" ratings ("Baa" by Moody's and "BBB" by S&P) are considered to have some speculative characteristics and may be more sensitive to adverse economic change than higher rated securities. Each Fund will sell in an orderly fashion as soon as possible any convertible and non-convertible debt securities it holds if they are downgraded below "Baa" by Moody's or below "BBB" by S&P. Foreign securities are generally unrated. In purchasing foreign equity securities, the Adviser will look generally to established foreign companies. Each Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Funds' portfolio transactions will be effected in the primary trading market for the given security.


               Under normal circumstances, at least 80% of the Emerging Markets Fund's net assets will be invested in emerging country equity securities. While there are no prescribed limits on its geographic distribution, the Fund will normally invest in securities of issuers from at least three different emerging countries. With respect to the Emerging Markets Fund, equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, and sponsored and unsponsored depository receipts and other similar instruments. There are currently over 130 countries which, in the opinion of the Adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. The countries in which the Emerging Markets Fund may invest include, but are not limited to: Argentina; Botswana; Brazil; Chile; China; Colombia; Ghana; Greece; Hong Kong; Hungary; India; Indonesia; Israel; Jamaica; Jordan; Kenya; Malaysia; Mexico; Morocco; Nigeria; Pakistan; Peru; Philippines; Poland; Portugal; Russia; South Africa; South Korea; Sri Lanka; Taiwan; Thailand; Turkey; Venezuela; and Zimbabwe.

               As markets in other countries develop, the Emerging Markets Fund may expand and further diversify the emerging countries in which it invests. The Emerging Markets Fund generally intends to invest only in securities in countries where the currency is freely convertible to U.S. dollars.


               An emerging country security is one issued by a company that, in the opinion of the Adviser, has one or more of the following characteristics:
(i) its principal securities trading market is in an emerging country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

               To the extent that the Emerging Markets Fund's assets are not invested in emerging country equity securities, the remainder of its assets may be invested in: (i) debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country; (ii) equity or debt securities of corporate or governmental issuers located in industrialized countries; (iii) short-term medium-term debt securities; and (iv) other securities described below under "Additional

Information on Portfolio Instruments." When deemed appropriate by the Adviser, the Fund may invest up to 10% of its total assets in lower quality debt securities. Lower quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

               Additional risks associated with lower-rated fixed income securities are (a) the relative youth and growth of the market for such securities, (b) the relatively low trading market liquidity for the securities,
(c) the impact that legislation may have on the high-yield bond market (and, in turn, on the Fund's net asset value and investment practices), (d) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly-leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated security held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market.

               Under unusual economic and market conditions, each Fund may restrict the securities markets in which its assets are invested and may invest all or a major portion of its assets in U.S. government obligations or in U.S. dollar-denominated securities of U.S. companies. During normal market conditions, up to 20% of each Fund's assets (25% with respect to the International Fund) may also be held on a continuous basis in cash or invested in U.S. money market instruments to meet redemption requests or to take advantage of emerging investment opportunities.

Additional Information on Portfolio Instruments

        ADRs, EDRs and GDRs

               Each Fund may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

               Each Fund may also invest indirectly in foreign securities through share entitlement certificates. Share entitlement certificates are transferable securities similar to depository receipts which are structured like global debt issues to facilitate trading on an international basis. The holder of a share entitlement certificate holds a fully collateralized obligation of the issuer the value of which is linked directly to that of the underlying foreign security.

        Borrowing and Reverse Repurchase Agreements


               Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.


        Brady Bonds


               The Emerging Markets Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to emerging markets public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, and are issued in various currencies (primarily the U.S. dollar) and currently actively traded in the over-the-counter secondary market for emerging markets debt instruments.


               Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

               All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

               Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

        Forward Currency Transactions

               Each Fund will conduct its currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts described below; however, unlike futures contracts, which are traded on recognized commodities exchanges, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

               A Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. The Adviser does not expect to hedge positions as a routine investment technique, but anticipates hedging principally with respect to specific transactions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Funds engage in forward currency transactions, certain asset segregation requirements must be satisfied. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

               The transaction costs to the Funds of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

               At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

        Futures Contracts and Related Options

               Each Fund may invest in futures contracts and related options. Each Fund may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

               The Funds will not engage in futures transactions for speculation, but only as a hedge against changes in market values of securities which a Fund holds or intends to purchase. In addition, a Fund may enter into futures transactions in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a currency exchange fluctuation. The Funds will engage in futures transactions only to the extent permitted by the

Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" an options or futures position generally by entering into an offsetting position. Each Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by such Fund on its open futures options positions, does not exceed 5% of such Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contracts is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of each Fund's total assets may be hedged.

               Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

               Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market, currency exchange rates and other economic factors. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

               As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

               Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

               Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

               The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

               See Appendix B for further discussion of futures contracts and options.

        Gold Bullion

               Each Fund may invest up to 5% of its total assets in gold bullion by purchasing gold bars primarily of standard weight (approximately 400 troy ounces) at the best available prices in the New York bullion market. However, the Adviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. Gold bullion is valued by the Funds at the mean between the closing bid and asked prices in the

New York bullion market as of the close of the New York Stock Exchange each business day. When there is no readily available market quotation for gold bullion, the bullion will be valued by such method as determined by the Company's Board of Directors to best reflect its fair value. For purposes of determining net asset value, gold held by a Fund, if any, will be valued in U.S. dollars. Investments in gold will not produce dividends or interest income, and the Funds can look only to price appreciation for a return on such investments.

        Government Obligations

               Examples of the types of U.S. government obligations that may be held by the Funds include, in addition to U.S. Treasury Bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

        Illiquid Securities


               No Fund will knowingly invest more than 10% (15%, with respect to the Emerging Markets Fund) of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it can not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.


               The Emerging Markets Fund may also purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly-traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

        Investment Company Securities

               Each Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds). Each Fund may also purchase shares of investment companies investing primarily in foreign securities, including so called "country funds," which have portfolios consisting exclusively of securities of issuers located in one foreign country, and funds that invest in securities included in foreign security indices, such as WEBS. The Regional Funds will limit their investments in such funds to those funds which invest in the appropriate regions in light of their respective investment policies. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against the Fund investing more than 10% of the value of its total assets in such securities. In addition to the advisory fees and other expenses each Fund bears directly in connection with its own operations, as a shareholder of another investment company, each Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, a Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative.

               Each Fund may invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange ("AMEX")). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

               SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

               The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

               Each Fund may also purchase iShares MSCI Index Funds issued by iShares, Inc. ("iShares(SM)") and similar securities of other issuers. iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares(SM) can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares(SM) of countries that are included in the EAFE Index can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

               iShares(SM) are listed on the AMEX, and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged.


               In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and a Fund's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares(SM) or other "country funds" as part of its investment strategy.



        Money Market Instruments

               "Money market instruments" which may be purchased by each Fund in accordance with its policies include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

               Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in time deposits are limited to no more than 5% of the value of a Fund's total assets at time of purchase.

               Investments by a Fund in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by each Fund.

               Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, each Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for this or other reasons, suffer a loss with respect to such instrument.

        Options

               The Regional Funds and Emerging Markets Fund may purchase put and call options for hedging purposes or to increase total return. Such purchases would be in an amount not exceeding 5% of each Fund's net assets. Such options may or may not be listed on a U.S. or foreign exchange and issued by the Options Clearing Corporation, and may relate to particular securities, various stock or bond indices or foreign currencies. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

               Purchase of options is a highly specialized activity which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security or the value of a foreign currency increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or currency, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities or currency. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security or currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or currency. Put and call options purchased by the Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

               In addition, each Fund, including the International Fund, may engage in writing covered call options (options on securities owned by such Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a U.S. or foreign exchange and may or may not be issued by Options Clearing Corporation. The aggregate value of the securities subject to options written by a Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

               When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

               When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. The use of covered call options is not a primary investment technique of the Funds and such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

        Options on Futures Contracts

               Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

               Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

        Portfolio Turnover

               Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

        Repurchase Agreements


               Each Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations discussed above under "Illiquid Securities."


               The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

               The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

        Securities Lending

               To increase return on its portfolio securities, each Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

               When a Fund lends its portfolio securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

        When-Issued and Forward Transactions

               Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

               When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

               A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

               When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

               The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

        Miscellaneous

               The International and Regional Funds may not invest in oil, gas or mineral leases.

                             INVESTMENT LIMITATIONS

               As indicated below, certain investment limitations enumerated below are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. Certain of the investment limitations described below, however, are matters of operating policy. Investment limitations which are "operating policies" with respect to a Fund may be changed by the Company's Board of Directors without shareholder approval. As used herein, a "vote of the holders of a majority of the outstanding shares" of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company or such Fund, or
(b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy.

               The following investment limitations are fundamental with respect to each Fund. A Fund may not:

               1. Act as an underwriter of securities within the meaning of the Securities

Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

               2. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

               3. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitation contained in the Prospectus might be considered to be the issuance of a senior security;

               4. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;


               5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, providing that (a) with respect to the International Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, (b) with respect to the Pacific/Asia, Pan European and Emerging Markets Funds, there is no limitation with respect to securities issued or guaranteed by the U.S. government, and (c) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and

               6. Make loans, except that (i) a Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) each of the International, Pacific/Asia and Pan European Funds may lend portfolio securities in an amount not exceeding 30% of its total assets, and (iii) the Emerging Markets Fund may lend portfolio securities in accordance with its investment objective and policies.

               The following investment limitations are fundamental with respect to the International Fund, but are operating policies with respect to the Pacific/Asia, Pan European and Emerging Markets Funds. Each Fund may not:


               7. Purchase securities on margin, make short sales of securities, or maintain a short position;

               8. Invest in companies for the purpose of exercising management or control; and

               9. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

               The following investment limitations are fundamental with respect to the International Fund. The International Fund may not:

               10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange or on foreign exchanges and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and provided that the Fund may enter into forward currency contracts in accordance with its investment objective and policies;

               11. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

               12. Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) the Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion; and

               13. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.


               The following investment limitation is fundamental with respect to the International, Pacific/Asia and Pan European Funds. Each of such Funds may not:


               14. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes). The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge.


               The following investment limitation is fundamental with respect to the Pacific/Asia, Pan European and Emerging Markets Funds. Each of such Funds may not:


               15. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit a Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) a Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion.

               The Emerging Markets Fund may not:

               16. Borrow money or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

               The following investment limitation is an operating policy with respect to the Regional Funds and the Emerging Markets Fund. Each Fund will:

               17. Under normal market conditions, invest at least 80% of its respective net assets in investments that are tied economically to the particular country or geographic region suggested by its name. In the event the Board of Directors votes to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change in a Fund's 80% investment policy.

                                            * * *

               In addition to the investment limitations described above, as a matter of fundamental policy for each Fund which may not be changed without the vote of the holders of a majority of the Fund's outstanding shares, a Fund may not invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

               The International Fund will not invest more than 25% of the value of its total assets in domestic bank obligations.

               For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

               Notwithstanding Investment Limitation No. 13 above, the Company intends to limit the International Fund's investments in illiquid securities to 10% of such Fund's net (rather than total) assets.

               In addition to the above investment limitations, each Fund currently intends to limit its investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of the Fund's net assets. For the purpose of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to be without value. Each Fund also intends to refrain entering into arbitrage transactions.

               The International Fund may not purchase or sell commodities except as provided in Investment Limitation No. 12 above.

               If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute a violation of such limitation. However, with respect to Investment Limitation No. 17, the limitation will be measured at the time of the investment; provided that, if subsequent to the investment the requirement is not met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

               Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Company's sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

               At various times, the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor, in its discretion, may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

               In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares

               Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Company's transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing shares in order to accommodate different types of investors.

               Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in shares selected by the Customer. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization.


               Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Investors, "Investors"). Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Company. A Shareholder Organization may elect to hold of record shares for its Customers and to record beneficial ownership of shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis and payment for such requests to Boston Financial Data Services, Inc. ("BFDS"), in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Shareholder Organizations."


Redemption Procedures

               Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to BFDS by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Company, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. A 2.00% redemption fee is charged on certain redemptions. See the Company's International Funds Prospectus for further details. Investors may redeem all or part of their shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

               As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, MA 02266-8529.

               BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297.

               Direct Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing BFDS by wire or telephone to wire the redemption proceeds directly to the Direct Investor's account at any commercial bank in the United States. Institutional Investors may also redeem shares by instructing BFDS by telephone at (800) 446-1012 or by terminal access.

               During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

               The Company may suspend the right of redemption or postpone the date of payment for shares for more than 7 days during any period when (a) trading on the New York Stock Exchange ("NYSE") is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

               In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

               The Company reserves the right to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

               Under certain circumstances, the Company may, in its discretion, accept securities as payment for shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

                                INVESTOR PROGRAMS

Systematic Withdrawal Plan

               An Investor who owns shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

               (1) A fixed-dollar withdrawal

               (2) A fixed-share withdrawal

               (3) A fixed-percentage withdrawal (based on the current value of the account); or

               (4) A declining-balance withdrawal.

               Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege


               Investors and Customers of Shareholder Organizations may exchange shares having a value of at least $500 for shares of any other portfolio of the Company or Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund" and, collectively with the Company, the "Companies") or for shares of certain portfolios of Excelsior Funds Trust. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.


               Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Funds Trust. However, certain exchanges are subject to a 2.00% redemption fee. See "Redemption

Procedures." In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies and Excelsior Funds Trust reserve the right to limit the number of exchange requests of Investors to no more than six per year. The Company may also refuse an exchange request if it determines that such exchange would not be in the best interests of a Fund or its shareholders. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.


               For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss for tax purposes, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.


Retirement Plans

               Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

o IRA's (including "rollovers" from existing retirement plans) for individuals and their spouses;

o Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

o       Keogh Plans for self-employed individuals.

               Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program

               The Automatic Investment Program permits Investors to purchase shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an Investor's checking, bank money market or NOW account designated by the Investor. At the Investor's option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

               The Automatic Investment Program is one means by which an Investor may use "dollar cost averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Company may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information

               Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

                          DESCRIPTION OF CAPITAL STOCK

               The Company's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Company into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Company's authorized common stock is currently classified into 47 series of shares representing interests in 19 investment portfolios.

               Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Company's Board of Directors.

               Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, its shareholders are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the

Company's portfolios, of any general assets of the Company not belonging to any particular portfolio of the Company which are available for distribution. In the event of a liquidation or dissolution of the Company, its shareholders will be entitled to the same distribution process.

               Shareholders of the Company are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Company's shares may elect all of the Company's directors, regardless of votes of other shareholders.

               Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to class.

               The Company's Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value or converted into shares of another class of the Company's common stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

               Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

               Certificates for shares will not be issued unless expressly requested in writing to BFDS and will not be issued for fractional shares.

                             MANAGEMENT OF THE FUNDS

Directors and Officers

               The business and affairs of the Funds are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are as set forth below. Currently, none of the Company's directors is deemed an "interested person" of the Company as defined in the 1940 Act.


                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
         Age(1)               Companies      Served(2)          During Past 5 Years            Member(3)             Member(4)
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------

DIRECTORS

Frederick S. Wonham         Director,       Since 1995   Retired; Chairman of the Boards          31        Vice Chairman of U.S.
  Age:  71                  Chairman of                  and Director (since 1997) and                      Trust Corporation and
                            the Board                    President and Treasurer (1995 to                   U.S. Trust New York
                                                         February 2002) of Excelsior Fund                   (from February 1990
                                                         and Excelsior Tax-Exempt Fund;                     until September
                                                         Chairman of the Board and Trustee                  1995); and Chairman,
                                                         (since 1997), President and                        U.S. Trust Company
                                                         Treasurer (1995 to February 2002)                  (from March 1993 to
                                                         of Excelsior Funds Trust.                          May 1997).

Rodman L. Drake             Director        Since 1994   Director of Excelsior Fund and           31        Director, Parsons
  Age:  60                                               Excelsior Tax-Exempt Fund (since                   Brinkerhoff, Inc.
                                                         1996); Trustee of ExcelsiorF                       (engineering firm)
                                                         Funds Trust (since 1994);                          (since 1995);
                                                         President, Continuation                            MetroCashcard
                                                         Investments Group, Inc. (since                     International, Inc.
                                                         1997); President, Mandrake Group                   (since 1999);
                                                         (investment and consulting firm                    Director,
                                                         (1994-1997).                                       Hotelvision, Inc.
                                                                                                            (since 1999);
                                                                                                            Director, Alliance
                                                                                                            Group Services, Inc.
                                                                                                            (since 1998);
                                                                                                            Director, Clean Fuels
                                                                                                            Technology Corp.
                                                                                                            (since 1998);
                                                                                                            Director, Absolute
                                                                                                            Quality Inc. (since
                                                                                                            2000); Director,
                                                                                                            Hyperion Total Return
                                                                                                            Fund, Inc. and three
                                                                                                            other funds for which
                                                                                                            Hyperion Capital
                                                                                                            Management, Inc.
                                                                                                            serves as investment
                                                                                                            adviser (since 1991);
                                                                                                            Director, The Latin
                                                                                                            American Smaller
                                                                                                            Companies Fund, Inc.
                                                                                                            (from 1993 to 1998).


                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
         Age(1)               Companies      Served(2)          During Past 5 Years            Member(3)             Member(4)
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------

Mel Hall                    Director        Since 2000   Director of Excelsior Fund and           31        None
  Age:  58                                               Excelsior Tax-Exempt Fund (since
                                                         July 2000); Trustee of Excelsior
                                                         Funds Trust (since July 2000);
                                                         Chief Executive Officer,
                                                         Comprehensive Health Services,
                                                         Inc. (health care management and
                                                         administration).

Roger M. Lynch              Director           Since     Retired; Director of Excelsior           31        Director, SLD
  Age:  62                                   September   Fund and Excelsior Tax-Exempt                      Commodities, Inc.
                                               2001      Fund and Trustee of Excelsior                      (importer of nuts)
                                                         Funds Trust (since September                       (since 1991);
                                                         2001); Chairman of the Board of                    Chairman, Goldman
                                                         Trustees of Fairfield University                   Sachs Money Markets,
                                                         (since 1996); President,                           Inc. (from 1982 to
                                                         Corporate Asset Funding Co., Inc.                  1986).
                                                         (asset securitization) (from 1987
                                                         to 1999); General Partner (from
                                                         1980 to 1986) and Limited Partner
                                                         (from 1986 to 1999), Goldman
                                                         Sachs & Co.

Jonathan Piel               Director        Since 1994   Director of Excelsior Fund and           31        Director, Group for
  Age:  64                                               Excelsior Tax-Exempt Fund (since                   the South Fork,
                                                         1996); Trustee of Excelsior Funds                  Bridgehampton, New
                                                         Trust (since 1994).                                York (since 1993);
                                                                                                            and Member, Advisory
                                                                                                            Committee, Knight
                                                                                                            Journalism
                                                                                                            Fellowships,
                                                                                                            Massachusetts
                                                                                                            Institute of
                                                                                                            Technology (since
                                                                                                            1984).


                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
         Age(1)               Companies      Served(2)          During Past 5 Years            Member(3)             Member(4)
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------

OFFICERS

James L. Bailey             President          Since     Executive Vice President of             N/A       N/A
  114 West 47th Street                       May 2003    U.S. Trust Corporation and U.S.
  New York, NY 10036                                     Trust New York (since January
  Age:  57                                               2003); President, Excelsior
                                                         Fund, Excelsior Tax-Exempt
                                                         Fund and Excelsior Funds Trust
                                                         (since May 2003); Consultant in
                                                         the financial services industry
                                                         (from August 2000 to January
                                                         2003); Executive Vice President
                                                         of Citicorp (1992 to August
                                                         2000).

Brian Schmidt               Vice            Since 2001   Senior Vice President, U.S. Trust        N/A       N/A
  225 High Ridge Road       President,                   Company (since 1998); Vice
  Stamford, CT 06905        Chief                        President, U.S. Trust Company
  Age:  44                  Financial                    (from 1996-1998); Vice President,
                            Officer and                  Chief Financial Officer and
                            Treasurer                    Treasurer, Excelsior Fund,
                                                         Excelsior Tax-Exempt Fund and
                                                         Excelsior Funds Trust (since
                                                         February 2001); Chief Financial
                                                         Officer, Excelsior Venture
                                                         Investors III, LLC and
                                                         Excelsior Venture Partners III,
                                                         LLC (since 2001); Chief Financial
                                                         Officer, Excelsior Private
                                                         Equity Fund II, Inc. (since 1997)
                                                         and UST Private Equity Fund,
                                                         Inc. (since 1995).

Frank Bruno                 Vice            Since 2001   Vice President, U.S. Trust               N/A       N/A
  225 High Ridge Road       President and                Company (since 1994); Vice
  Stamford, CT 06905        Assistant                    President and Assistant
  Age:  43                  Treasurer                    Treasurer, Excelsior Fund,
                                                         Excelsior Tax-Exempt Fund and
                                                         Excelsior Funds Trust (since
                                                         February 2001); Treasurer,
                                                         Excelsior Venture Investors III,
                                                         LLC and Excelsior Venture Partners
                                                         III, LLC (since 2001), Excelsior
                                                         Private Equity Fund II, Inc.
                                                         (since 1997) and UST Private
                                                         Equity Fund, Inc. (since 1995).


                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
         Age(1)               Companies      Served(2)          During Past 5 Years            Member(3)             Member(4)
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------



Joseph Leung                Vice               Since     Vice President, U.S. Trust               N/A       N/A
  225 High Ridge Road       President and    May 2003    Company (since March 2003); Vice
  Stamford, CT  06905       Assistant                    President and Assistant
  Age:  37                  Treasurer                    Treasurer, Excelsior Fund,
                                                         Excelsior Tax-Exempt
                                                         Fund and Excelsior Funds Trust
                                                         (since May 2003); Vice
                                                         President of Merrill Lynch &
                                                         Co. (from 2000 to 2002);
                                                         Treasurer, Vice President and
                                                         Chief Accounting Officer of
                                                         Midas Funds, Bexil Fund, Tuxis
                                                         Fund, Global Income Fund
                                                         and Winmill & Co. Incorporated
                                                         (from 1995 to 2000).



Alison Baur                 Secretary        Since May   Vice President, Charles Schwab &         N/A       N/A
  101 Montgomery Street                        2003      Co., Inc. (since 1999);
  San Francisco, CA  94104                               Secretary, Excelsior Fund,
  Age:  39                                               Excelsior Tax-Exempt Fund and
                                                         Excelsior Funds Trust (since May
                                                         2003); Associate General Counsel,
                                                         Grantham, Mayo, Van Otterloo &
                                                         Co. LLC (1997-1999).

Lee Wilcox                  Assistant       Since June   Employed by SEI Investments since        N/A       N/A
  530 E. Swedesford Road    Treasurer          2002      June 2002.  Director of Fund
  Wayne, PA  19087                                       Accounting, SEI Investments since
  Age:  44                                               June 2002.  Senior Operations
                                                         Manager of Deutsche
                                                         Bank Global Fund
                                                         Services (2000-2002),
                                                         PricewaterhouseCoopers
                                                         LLP (1995-2000), United
                                                         States Army
                                                         (1982-1992).

Timothy D. Barto            Assistant       Since 2001   Employed by SEI Investments since        N/A       N/A
  One Freedom Valley Drive  Treasurer                    October 1999.  Vice President and
  Oaks, PA  19456                                        Assistant Secretary of SEI
  Age: 35                                                Investments since December 1999.
                                                         Associate at Dechert, Price &
                                                         Rhoads (1997-1999).  Associate at
                                                         Richter, Miller and Finn
                                                         (1993-1997).


-------------------------

(1) Each director may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.

(2) Each director shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company's by-laws.

(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of July 29, 2003, the Excelsior Funds Complex consisted of 31 Funds.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5) Mr. Gomory retired from the Board of Directors/Trustees of the Excelsior Funds Complex on January 23, 2003.

               The Board has an Audit Committee that meets annually to review the Company's financial statements with the independent accountants and to report on its findings to the Board. The members of the Committee are Frederick
S. Wonham, Rodman L. Drake, Mel Hall, Roger M. Lynch and Jonathan Piel. The Committee met one time during the fiscal year ended March 31, 2003.

               The Company's Board has a Nominating Committee consisting of Messrs. Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Company's Board in the event a position is vacated or created. The Nominating Committee did not meet during the Company's fiscal year ended March 31, 2003. The Nominating Committee will consider nominees recommended by the Company's shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company.

               Effective September 5, 2001, each director receives an annual fee of $15,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional annual fee of $7,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each receive $1,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee. Prior to September 5, 2001, each director received an annual fee of $9,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $4,000 from Excelsior Funds Trust plus a per-Company meeting fee of $1,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $250 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred in attending meetings. The Chairman of the Board of each Company was entitled to receive an additional $5,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for services in such capacity. In addition, Messrs. Drake and Piel each received $2,000 per annum for their services on the Nominating Committee. The employees of U.S. Trust Company and SEI do not receive any compensation from the Company for acting as officers of the Company. No person who is currently an officer, director or employee of the Adviser serves as an officer, director or employee of the Company.

               The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2002.(1)


                                                                                    Aggregate Dollar Range of Equity
                                                                                      Securities in All Registered
                                                                                    Investment Companies Overseen or
                                                                                      to be Overseen by Director or
                                                                                     Nominee in Family of Investment
       Name of Director          Dollar Range of Equity Securities in each Fund                 Companies
-----------------------------  -------------------------------------------------    ---------------------------------

Frederick S. Wonham             Blended Equity Fund         $10,001 - 50,000                  over $100,000
                                Val & Restruct. Fund        over $100,000
                                International Fund          $10,001 - 50,000


Rodman L. Drake                 Biotechnology Fund          $1 - 10,000                        $1 - 10,000


Morrill Melton Hall, Jr.        Managed Income Fund         $1 - 10,000                     $10,001 - 50,000
                                Biotechnology Fund          $1 - 10,000
                                ST Government Fund          $1 - 10,000
                                Val & Restruct. Fund        $10,001 - 50,000
                                Blended Equity Fund         $1 - 10,000
                                Small Cap Fund              $1 - 10,000
                                Energy & Nat Fund           $10,001 - 50,000
                                Real Estate Fund            $1 - 10,000
                                Gov't. Money Fund           $1 - 10,000
                                International Fund          $10,001 - 50,000


Roger M. Lynch                                        None                                        None


Jonathan Piel                   Money Fund                  $1 - 10,000                       over $100,000
                                Managed Income Fund         $10,001 - 50,000
                                IT Managed Inc. Fund        $50,000 - 100,000



--------------------

1 Fund Complex means the Company, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust.

               As of July 29, 2003, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.

               The following chart provides certain information about the fees received by the Company's directors in the most recently completed fiscal year.


                                                                                         Total
                                                                                      Compensation
                                                                                        from the
                                                                                      Company and
                                                  Pension or                              Fund
                              Aggregate      Retirement Benefits   Estimated Annual     Complex*
                            Compensation      Accrued as Part of     Benefits Upon      Paid to
Name of Person/Position   from the Company      Fund Expenses         Retirement       Directors
-----------------------  ------------------ --------------------- ------------------ --------------
Rodman L. Drake           $29,500            None                  None               $71,000(3)**
Director

Roger M. Lynch            $27,500            None                  None               $66,000(3)**
Director

Ralph E. Gomory***        $27,500            None                  None               $66,000(3)**
Director

Jonathan Piel             $27,500            None                  None               $66,000(3)**
Director

Mel Hall                  $27,500            None                  None               $66,000(3)**
Director

Frederick S. Wonham       $35,000            None                  None               $86,000(3)**
Chairman of the Board


--------------------

* The "Fund Complex" consists of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust.

** Number of investment companies in the Fund Complex for which director served as director or trustee.

***     Mr. Gomory retired from the Board as of January 23, 2003.


Investment Advisory and Administration Agreements


               United States Trust Company of New York and U.S. Trust Company, N.A. (together, "U. S. Trust" or the "Adviser") serve as co-investment advisers to the Funds, subject to the general supervision and guidance of the Board of Directors of the Companies. On June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectus. The Adviser provides investment advisory services through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.

               Prior to May 31, 2000, U.S. Trust served as investment adviser to the International, Pacific/Asia and Pan European Funds pursuant to advisory agreements substantially similar to the Investment Advisory Agreements currently in effect for such Funds.

               For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, the Adviser is entitled to be paid a fee, computed daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of each of the International, Pacific/Asia and Pan European Funds, and 1.25% of the average daily net assets of the Emerging Markets Fund.


               The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund to keep such Fund's net annual operating expenses from exceeding the percentage stated in the "Annual Fund Operating Expenses" section of the Fund's prospectus. The waiver may not be terminated before March 31, 2003.


               For the fiscal years ended March 31, 2003, 2002 and 2001, the Company paid the Adviser fees for advisory services as follows:

                            Fiscal Year ended       Fiscal Year ended       Fiscal Year ended
                              March 31, 2003          March 31, 2002          March 31, 2001
                         ----------------------- ----------------------- -----------------------
International Fund              $1,156,976                $1,969,494              $3,545,134

Pacific/Asia Fund               $  232,732                $  189,836              $  506,022

Pan European Fund               $  389,150                $  746,486              $1,457,145

Emerging Markets Fund           $  194,559                $  129,676              $  105,327


               For the fiscal years ended March 31, 2003, 2002 and 2001, the Adviser voluntarily agreed to waive a portion of its advisory fee for certain funds. During the periods stated, these waivers reduced advisory fees by the following:

                            Fiscal Year ended       Fiscal Year ended       Fiscal Year ended
                              March 31, 2003          March 31, 2002          March 31, 2001
                         ----------------------- ----------------------- -----------------------
International Fund                $170,552                $299,837                $516,076

Pacific/Asia Fund                 $ 34,902                $ 73,600                $107,511

Pan European Fund                 $ 23,818                $ 71,733                $114,508

Emerging Markets Fund             $ 46,387                $ 42,582                $ 57,657



               At a meeting held on July 31, 2003, the Board of Directors of the Company, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act), approved the continuation of the Company's Investment Advisory Agreements with the Adviser with respect to the Funds, for an additional one-year period. In connection with such approvals, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to each Fund and the Adviser's experience and qualifications. The directors considered, in particular, each Fund's fee structure, including each Fund's operating expense ratios and the Adviser's fee waivers and expense reimbursements for each Fund; the profitability to the Adviser of its services to the Company, the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; possible economies of scale; other compensation or possible benefits to the Adviser arising from its relationship with the Company; and a comparison of fees charged by the Adviser with fees charged to similar clients. The directors also considered the personnel and resources of the Adviser, the overall nature and quality of the Adviser's services and the specific provisions of the Investment Advisory Agreements.

               Among other items, the directors also reviewed and considered a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (contractual management fees and actual management fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets).

               After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Company. The Board of Directors also concluded that based on the services that the Adviser would provide to the Company under the Investment Advisory Agreements and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Funds to continue the Investment Advisory Agreements with the Adviser for an additional one-year period.

               The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that U. S. Trust New York and U. S. Trust Company shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.


               U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served 8.0 million active accounts with $798.2 billion in customer assets.

               SEI, Federated Services Company (an affiliate of the Distributor) and U.S. Trust Company, N.A. (together, the "Administrators") serve as the Company's administrators and provide the Funds with general administrative and operational assistance. SEI replaced Chase Global Funds Services Company ("CGFSC") as one of the Company's Administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the "Administration Agreement"). Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

               For the services provided to the Funds, the Administrators are jointly entitled to a fee, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of each Fund. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time. For the fiscal year ending March 31, 2004, U.S. Trust Company, N.A. has voluntarily agreed to waive 0.04% of its administration fee.


               For the fiscal years ended March 31, 2003, 2002 and 2001, the fees paid by the Funds for administration services were as follows:

                            Fiscal Year ended       Fiscal Year ended       Fiscal Year ended
                              March 31, 2003          March 31, 2002          March 31, 2001
                         ----------------------- ----------------------- -----------------------
International Fund               $211,760                $385,563                $811,432

Pacific/Asia Fund                $ 46,355                $ 44,596                $121,040

Pan European Fund                $ 72,535                $139,219                $312,116

Emerging Markets Fund            $ 39,358                $ 23,026                $ 26,077


               For the fiscal years ended March 31, 2003, 2002 and 2001, the Administrators waived the following administration fees:

                            Fiscal Year ended       Fiscal Year ended       Fiscal Year ended
                              March 31, 2003          March 31, 2002          March 31, 2001
                         ----------------------- ----------------------- -----------------------
International Fund               $ 54,447                $ 68,306                $    810

Pacific/Asia Fund                $ 12,187                $  8,092                $  1,667

Pan European Fund                $ 17,214                $ 24,425                $  2,215

Emerging Markets Fund            $  9,902                $  4,536                $      0

Shareholder Organizations


               The Company has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own shares in consideration for a Fund's payment of not more than the annual rate of 0.25% of the average daily net assets of the Fund's shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem shares; (d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Company to Customers; and
(g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.


               The Company's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by the Company. Pursuant to the Plan, the Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

               Any material amendment to the Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Company's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Company's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such Disinterested Directors.


               For the fiscal year ended March 31, 2003, the Company made payments to Shareholder Organizations in the following amounts:

                                                                    Amounts Paid to Affiliates
                                            Total Paid                    of U.S. Trust
                                     ------------------------ --------------------------------------
International Fund                            $222,698                        $167,804

Pacific/Asia Fund                             $ 48,821                        $ 34,902

                                                                    Amounts Paid to Affiliates
                                            Total Paid                    of U.S. Trust
                                     ------------------------ --------------------------------------
Pan European Fund                             $ 37,338                        $ 23,818

Emerging Markets Fund                         $ 70,288                        $ 46,387



Expenses

               Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including fees paid to the Company's directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent


               The J.P. Morgan Chase Bank ("J.P. Morgan Chase"), a wholly-owned subsidiary of J. P. Morgan Chase & Co., Inc., serves as the custodian of the Funds' assets. Under the Custodian Agreement, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Company's Board of Directors concerning the Funds' operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8/th/ Floor, Brooklyn, NY 11245.


               State Street Bank and Trust Company ("State Street") serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

               State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. BFDS may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184.)



                             PORTFOLIO TRANSACTIONS

               Subject to the general control of the Company's Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

               The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Funds' portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Funds' Prospectus for the Funds' portfolio turnover rates.

               Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. In executing portfolio transactions for the Funds, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act. The Adviser may also take into account the sale of Fund shares in allocating brokerage transactions.

               During the last three fiscal years, the Company paid brokerage commissions on behalf of each Fund, as shown in the table below:



         Fund                      2003                     2002                    2001
----------------------- -------------------------- ---------------------- -------------------------
International Fund                $579,380                $816,958              $1,130,570

Pacific/Asia Fund                 $178,031                $215,650              $  408,468

Pan/European Fund                 $ 89,958                $212,583              $  391,322

Emerging Markets Fund             $ 77,151                $ 78,012              $   33,403

               Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, a Fund, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession.

               The Investment Advisory Agreements between the Company and U.S. Trust provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Company, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

               In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause a Fund to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

               Supplementary research information so received is in addition to and not in lieu of services required to be performed by U.S. Trust and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to U.S. Trust in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to U.S. Trust in carrying out its obligations to the Funds.


               During the fiscal year ended March 31, 2003, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were are follows:


           Fund                    Amount of Transactions            Related Commission
--------------------------- ------------------------------------ --------------------------
International Fund                       $37,681,325                       $76,469

Pacific/Asia Fund                        $ 8,818,945                       $19,866

Pan European Fund                        $10,913,075                       $16,743

Emerging Markets Fund                    $   829,807                       $ 5,166

               Portfolio securities will not be purchased from or sold to the Adviser, Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

               Investment decisions for each Fund are made independently from those for other investment companies, common trust funds and other types of funds managed by U.S. Trust. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which U.S. Trust believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, U.S. Trust may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.


                The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2003, the following Funds held the following securities of the Company's regular brokers or dealers or their parents: International Fund:
asset backed securities issued by J.P. Morgan Chase Bank with a principal amount of $2,407,000; Pacific/Asia Fund: asset backed securities issued by J.P. Morgan Chase Bank with a principal amount of $298,000; Pan European Fund: asset backed securities with a principal amount of 112,000; and Emerging Markets Fund: asset backed securities issued by JP Morgan Chase Bank with a principal amount of $3,663,000.


                               PORTFOLIO VALUATION

        The Funds' portfolio securities, which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors.

               A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. An option, futures or foreign currency futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. A forward currency contract is valued based on the last published forward currency rate which reflects the duration of the contract and the value of the underlying currency. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with guidelines adopted by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion.

               The Company's Administrators have undertaken to price the securities in each Fund's portfolio, and may use one or more independent pricing services in connection with this service.

                              INDEPENDENT AUDITORS

               Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Company. The Funds' Financial Highlights included in the Prospectus and the financial statements for the fiscal year ended March 31, 2003 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appears therein.

                                     COUNSEL




               Legal matters in connection with the issuance of shares of stock of the Funds are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.


                     ADDITIONAL INFORMATION CONCERNING TAXES

               The following supplements the tax information contained in the Prospectus.

               For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

               A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

               The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund and investments in passive foreign investment companies ("PFICs") are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.


               A Fund will be required in certain cases to withhold and remit to the U.S. Treasury as backup withholding 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is provided.

               If the International Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Fund does not qualify or elect to pass through to the Fund's shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.


               The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and/or foreign taxes.

                             PERFORMANCE INFORMATION

               The Funds may advertise the "average annual total return (before taxes)" for their shares. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-year period, and may be given for other periods as well (such as from the commencement of a Fund's operations, or on a year-by-year basis). The average annual total return (before taxes) is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                         T      =    [(ERV/1/n/ - 1]
                                     ---------------
                                            P

       Where:            T      =    average annual total return.

                         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

                         P      =    hypothetical initial payment of
                                     $1,000.

                         n      =    period covered by the
                                     computation, expressed in years

               Each Fund may also advertise the "aggregate total return" for its shares for various periods, representing the cumulative change in the value of an investment in the Fund for the specific period. The aggregate total return is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. Aggregate total returns do not reflect the effect of taxes paid by shareholders on Fund distributions or redemptions of Fund shares. The formula for calculating aggregate total return is as follows:

                      Aggregate Total Return = [(ERV) - 1]
                      ------------------------------------
                                        P

               The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


               Based on the foregoing calculations, the average annual total returns for the one-year, five-year and ten-year (or from the commencement of operations if less than ten-years) periods ended March 31, 2003 for each of the Funds were as follows:

                            Average Annual Total Returns (before taxes)

                                                                                   For the Period
                                                                                      from the
                                                                                  Commencement of
                                One Year         Five Years        Ten Years        Operations*
                            ---------------- ------------------ --------------- -------------------
International Fund                 (29.72)%       (10.05)%             0.16%                 N/A

Pacific/Asia Fund                  (21.44)%        (2.55)%            (0.79)%                N/A

Pan European Fund                  (33.82)%       (12.41)%             1.80%                 N/A

Emerging Markets Fund              (16.62)%        (9.54)%              N/A                (9.12)%



*       The International Fund commenced operations on July 21, 1987; the
        Pacific/Asia and Pan European Funds commenced operations on December 31,
        1992; and the Emerging Markets Fund commenced operations on January 2,
        1998.


                    Average Annual Total Returns (after taxes on distributions)

                                                                                   For the Period
                                                                                      from the
                                                                                  Commencement of
                                One Year         Five Years        Ten Years        Operations*
                            ---------------- ------------------ --------------- -------------------
International Fund                 (29.79)%       (10.47)%            (0.50)%                N/A

Pacific/Asia Fund                  (21.63)%        (3.05)%            (1.73)%                N/A

Pan European Fund                  (33.91)%       (13.51)%             0.57%                 N/A

Emerging Markets Fund              (16.50)%        (9.62)%              N/A                (9.19)%


            Average Annual Total Returns (after taxes on distributions and redemptions)

                                                                                   For the Period
                                                                                      from the
                                                                                  Commencement of
                                One Year         Five Years        Ten Years        Operations*
                            ---------------- ------------------ --------------- -------------------
International Fund                 (19.29)%        (7.47)%             0.17%                 N/A

Pacific/Asia Fund                  (13.89)%        (2.10)%            (0.84)%                N/A

Pan European Fund                  (21.96)%        (8.74)%             1.71                  N/A

Emerging Markets Fund              (10.62)%        (7.27)%              N/A                (6.94)%


               Based on the foregoing calculations, the aggregate annual total returns for the period from the commencement of operations until March 31, 2003 and the five-year and ten-year periods ended March 31, 2003 for each of the Funds were as follows:


                                   Aggregate Annual Total Returns
                                                                      For the Period from
                                                                        Commencement of
                                Five Years         Ten Years              Operations*
                              -------------- --------------------- -------------------------
International Fund               (41.10)%             1.61%                  25.42%

Pacific/Asia Fund                (12.11)%            (7.66)%                 (0.53)%

Pan European Fund                (48.45)%            19.55%                  25.35%

Emerging Markets Fund*           (39.43)%              N/A                  (39.43)%


* The International Fund commenced operations on July 21, 1987; the Pacific/Asia and Pan European Funds commenced operations on December 31, 1992; and the Emerging Markets Fund commenced operations on January 2, 1998.


               The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are included in the Prospectuses.

               "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

               "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

               The Funds may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement, sales literature or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

               The total return of shares of a Fund may be compared to that of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a Fund may be compared to data prepared by Lipper, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and techniques that together with market conditions and events, materially affected each Fund's performance.

               The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

               Performance will fluctuate and any quotation of performance should not be considered as representative of a Fund's future performance. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to accounts of Customers that have invested in shares will not be included in calculations of performance.


                             PROXY VOTING PROCEDURES

           The Board of Directors has delegated the responsibility to vote proxies to the Adviser, subject to the Board's oversight. The Adviser's policies, which follow, are reviewed periodically, and, accordingly are subject to change. The Adviser has established a proxy committee to oversee the voting of proxies. The Proxy Committee is responsible for the review of proxies related to shareholdings in U.S. Trust accounts and forming recommendations for voting proxy resolutions. The Proxy Committee policies, procedures and voting recommendations are based entirely upon considerations of investment value and the financial interests of account principals and beneficiaries.

Wherever possible, the Adviser relinquishes to the account principal the voting proxy for Charles Schwab securities held in a U.S. Trust account. The principal may designate a co-trustee, or any other person authorized by the governing instrument, to vote the shares.

      The Proxy Committee has determined that U.S. Trust's voting policy is summarized by the following:

   1. U.S. Trust votes in accordance with the views and recommendations of corporate management on routine issues related to domestic and international equities. Routine issues are defined in Appendix C.

   2. On non-routine issues, U.S. Trust's own policies and procedures will apply and votes shall be cast accordingly. U.S. Trust's own policies are defined in Appendix D.

   3. When a voting issue arises that is not routine or is not specifically enumerated in the U.S. Trust policy, U.S. Trust will vote in accordance with the view of the company's management.

   4. It is the responsibility of U.S. Trust's analysts and investment professionals to highlight potentially significant proxy issues -in the companies we own and follow and to suggest voting recommendations to the Proxy Committee based upon their in-depth knowledge of the company and the issues involved. In addition, the contributions from investment professionals throughout U.S. Trust should not be limited to routine and non-routine issues solely, and encompass other issues that have an impact on the corporate governance of these companies.

   5. In the event that the Proxy Committee determines that it is in the best interests of clients to depart from the objective policies set forth in Paragraphs 1-3 above, and it determines, based upon a variety of factors reflected in procedures that the Proxy Committee has adopted, that a proposed vote would raise a conflict of interest issue, the Proxy Committee shall present such issue to an independent group. Such presentation shall include all relevant information regarding the matter to be voted on and the nature of the conflict. The independent group shall direct the Proxy Committee as to the proper course of action.

           In addition, the U.S. Trust Proxy committee utilizes the services of Institutional Shareholder Services (ISS) for research and proxy handling. ISS's research and input on issues is available to the committee and may be utilized as the committee seeks to address or challenge ourselves on specific corporate issues.



                                 CODE OF ETHICS

                The Company, U.S. Trust New York, U.S. Trust Company, N.A. and the Distributor have adopted codes of ethics that allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

                                  MISCELLANEOUS

               As used herein, "assets allocable to the Fund" means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio of the Company. In determining a Fund's net asset value, assets allocable to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Company's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.


                As of June 30, 2003, U.S. Trust and its affiliates held of record 86.14%, 73.12%, 78.40% and 82.63% of the International, Pacific/Asia, Pan European and Emerging Markets Funds' outstanding shares, respectively, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

                As of June 30, 2003, the name, address and percentage ownership of each person that owned beneficially 5% or more of the outstanding shares of a Fund was as follows: INTERNATIONAL FUND: U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York, 10036, 20.23%; Charles Schwab & Co., 101 Montgomery St., San Francisco, California, 7.87%; PACIFIC/ASIA FUND: U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York, 10036, 7.34%; and EMERGING MARKETS FUND: U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 8.59%; Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 5.27%.

                              FINANCIAL STATEMENTS


               The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2003 (the "2003 Annual Report") for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2003 Annual Report are incorporated by reference herein. The financial statements included in the 2003 Annual Report for the Funds have been audited by the Company's independent auditors, Ernst & Young LLP, whose report thereon also appears in the 2003 Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on their report given on their authority as experts in accounting and auditing. Additional copies of the 2003 Annual Report may be obtained at no charge by telephoning BFDS at (800) 446-1012.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

        A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

        "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

        "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

        Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

        "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

        "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        "Not Prime" - Issuers do not fall within any of the Prime rating categories.

        Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

        "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

        "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

        "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

        "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

        "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

        "D" - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

        The following summarizes the ratings used by Standard & Poor's for long-term issues:

        "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

        "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

        "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        The following summarizes the ratings used by Moody's for long-term debt:

        "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

        "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

        "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

        "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

        "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

        "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

        "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

        "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

        "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

        Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

        PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's

        CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

        Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

        o  Positive means that a rating may be raised.
        o  Negative means that a rating may be lowered.

        o  Stable means that a rating is not likely to change.
        o  Developing means a rating may be raised or lowered.
        o  N.M. means not meaningful.

Moody's

        Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

        Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

        Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

        Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

        A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

        "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

        "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

        "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

        In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

        "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

        "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

        "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

        "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

        Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

        A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

        Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

        Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

               The Funds may enter into futures contacts and options. Such transactions are described in this Appendix.

I. Interest Rate Futures Contracts.

               Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

               The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

               Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

               Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

               Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

               A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II. Stock Index Futures Contracts.

               General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

               The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

               In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies.

               A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments.

               Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts.

               There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

               Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

               In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

               Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

               Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

               Successful use of futures by the Fund is also subject to the Fund's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI. Options on Futures Contracts.

               The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

               Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.

               Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

               Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

               Certain foreign currency contracts entered into by the Fund may be subject to the "mark-to-market" process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

               Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

               Under the federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income must be derived from gains realized on the sale or other disposition of securities held for less than three months. With respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

           Appendix C - Routine Issues


           The following items are defined as routine:


1. Ratification of Auditors

2. Change Date/Location of Annual Meeting

3. Amend Articles/Charter - General Matters

4. Change Company Name

5. Classification of the Board of Directors

6. Approval of Stock Splits/Reverse Splits

7. Reduction of authorized common stock

8. Increase in capital stock for shareholder rights plan

9. Reduction of authorized preferred stock

10. Issuance of shares in connection with an acquisition

11. Formation of a holding company

12. Amend Charter/ByLaws to include or remove anti-takeover provisions

13. Eliminating the right to act by written consent

14. Removing directors for cause

15. Adopt/increase or reduce supermajority vote requirement

16. Adopt or amend shareholder rights plan

17. Eliminating the right to call a special meeting

18. Renewal of shareholder rights plan

19. Establishing term limits for directors

20. Requiring two candidates for each board seat

21. Confidential voting

22. Discretionary voting of unmarked proxies

23. Special reports on charitable/political contributions and activities

24. Increasing or decreasing the number of directors

25. Electing directors (excepting merger or contested)

26. Shareholder proposals not Identified in Appendix D

           Appendix D - U.S. Trust Voting Policies for Non-Routine Issues

           Many investment position/shareholders' rights voting questions are routine and recurring. To increase the efficiency of review and response to such questions, the Proxy Committee has adopted the following paragraphs as statements of U.S. Trust's policies on such recurring matters. Proxy questions will continue to be reviewed individually, but record memoranda of voting will refer to the relevant policy paragraph, whenever possible, rather than reiterating the policy in each case.

Paragraph 1 - Management proposals against cumulative voting for the election of directors

           Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or few, or all directors on a multi-candidate slate. This provision may facilitate the election of minority representatives to the board and can be significant in proxy contests and is often used by dissidents. While used predominantly at the turn of the 20th century, this practice is now relatively rare. U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We also believe strongly that all directors of any corporation should represent the shareholder interests. Furthermore, we assert that corporate managements often operate with the shareholder best interests in mind when selecting directors. Thus, our voting policy on management proposals against cumulative voting for the election of directors is to vote with management.

Paragraph 2 -   Management proposals for extinguishing shareholder
                preemptive rights

           Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of a new issue of stock in the class they own, in an amount equal to the percentage of the class they already own. Our policy on management proposals to cancel shareholder preemptive rights to subscribe to new issues of equity-based securities is based broadly upon historical management actions as stewards of the shareholder. For companies having large, actively-traded equity capitalizations, we, as well as corporate managements agree with cancellation of preemptive rights. Individual shareholders proportionate ownership in such cases is not a material financial consideration and increased or maintained ownership may easily be obtained by market purchases. The additional expenses incurred in a rights offering of new securities, including the necessary discount under the prevailing market price, may be comparatively significant. However, in the long term, greater financing flexibility and reduced expenses afforded by not having preemptive rights are more in the interest of shareholders than the less meaningful property right to maintain proportionate ownership. Companies with smaller, less actively traded equity capitalizations, generally do not have the same financing flexibility as those companies aforementioned. Considering the former, in such cases, if management deems it prudent to extinguish such rights, then we support the viewpoint of management.

Paragraph 3 -   Management proposals to establish or amend various
                forms of incentive compensation plans and retirement or severance benefits for key employees.

           U.S. Trust, supports effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. Stock option awards to key executives, including "stock appreciation rights" or "contingent credits" are generally only applied to a small number of management employees within an organization who are presumed to exercise functions and responsibilities that measurably affect the operating and financial performance of the corporation. These awards act as incentives for such key employees in improving the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors compensation or special committee evaluating such plans.

Paragraph 4 -   Management proposals for establishing or amending
                employee savings, employee stock ownership plans or investment plans.

           U.S. Trust believes that employee savings plans, including ESOP's (employee stock ownership plans) and ESPP's (employee stock purchase plans) among various other types of employee savings plans, are constructive in building employee ownership and loyalty of and to organizations, as well as driving corporate performance and allow employees to share in the growth potential of their employer. We believe this type of employee involvement is positive long-term for corporate performance. As such, if a corporation's management believes it prudent to establish or amend such plans, we concur.

Paragraph 5 -   Management proposals for establishing or amending
                Executive Incentive Bonus Plans

           Continuing the logic in paragraph 3, U.S. Trust believes that executive incentive bonus plans are an integral part of management compensation structures. With proper planning, implementation and monitoring, such plans often provide long-term incentives for corporate executives to create shareholder value that can be sustained and grow through time. Provided that current management of the corporation is not a part of the compensation committee, and that such long-term compensation awards are not unduly great, we believe management proposals for establishing and amending executive incentive bonus plans are worthwhile.

Paragraph 6 -   Management proposals to require annual election of all directors

           U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. Historically, we have not been opposed to classified boards of directors, in which groups of directors are elected for terms of several years. However, some corporations may seek to provide independent thinking to the board more regularly than classified boards provide. Various studies have been conducted on the benefits of board independence, and most have found at least preliminary evidence that board independence is desirable. If management of the corporation does not seek to classify the board in any way, but rather would prefer to elect all directors annually, U.S. Trust supports the position of management.

Paragraph 7 -   Management proposals for re-incorporation under
                the laws of a different state

           A change of the legal jurisdiction under which the corporation is governed is usually done to reduce taxes or to provide more favorable conditions and greater flexibility of corporate operations. Reduction of expenses or less restrictive governance conditions are generally in stockholders interest for corporations in the long -term. As such, we view these types of requests by management favorably. However, the individual circumstances surrounding the reincorporation are a key consideration in voting for the proposal.

Paragraph 8 -   Amendments to the Charter or By-Laws to provide
                limits to liability of directors, in their role as directors; contractual agreements concerning directors' liability.

           In the long-term, it is in the shareholders' financial interest to have qualified, effective and experienced persons serve as directors. To obtain the services of such persons as "outside" directors, we believe it is necessary to offer competitive compensation and protection from exposure to unreasonable personal liability potentially arising from serving as a director. In 1986, the State of Delaware enacted legislation to limit the liability exposure of directors of Delaware corporations in response to growing problems of litigation and corporate governance. Historically, we have treated corporate actions to comply with changes in local or Federal law and regulations as routine. As such, we believe the treatment of granting liability and indemnification provisions to go hand-in-hand with electing directors and determining their compensation, and thus view it as routine and vote with management on such proposals.

Paragraph 9 -   Management proposals for the approval of asset
                sales, reorganizations & restructurings

           Corporations generally cite a variety of reasons for reorganizing, restructuring and asset sales. In the end, these transactions generally happen for two reasons: 1) the asset causes diseconomies of scale and impacting the economic value of the corporation, and 2) the company believes it can sell the asset for a financial gain to a buyer who can make better use of it. We further believe that management best understands the corporations' assets and their marketable economic value and generally seeks the appropriate courses to pursue when assets are creating diseconomies. Thus, our voting policy reflects that of management's judgment. However, when a sale, reorganization or restructuring is combined with a proxy contest, such situations should be treated as non-routine.

Paragraph 10 -  Shareholder Proposals to establish a nominating committee of the board of directors.

           A separate nominating committee, composed entirely or in the majority of outside directors, is often proposed by certain shareholders as a protection against the perpetuation of a management group through control over the selection of replacement or successor directors. There is no reason to believe that such a committee would perform the nominating function better than one composed of the board in its entirety. It is more likely that a controversial candidate or disagreement among the directors as a group would be avoided or resolved without a nominating committee.

Paragraph 11 -  Management proposals to require directors to own
                1,000, 2,000 or some similarly large number of shares.

           Traditionally director compensation has been composed of annual cash retainers, meeting fees, and committee fees. Starting in the late 1980's additional forms of compensation were added as generally acceptable forms of compensation. One of these forms of compensation includes stock ownership, either through outright purchase or stock option grants. Like employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director's cash compensation) or through option grant, if the management of a corporation subscribes to the above premise and proposes to require directors to own shares in the corporation they represent, and the share amounts are not unreasonable relative to their compensation, then our voting policy is to vote with management.

Paragraph 12 -  Shareholder proposals to prohibit re-election of outside directors after an arbitrary period of time or upon retirement from their primary employment

           The usual reason cited for such proposals is to have "fresh faces" on the board of directors. We feel that arbitrarily discarding knowledgeable, experienced directors after an arbitrary time limit, or upon retirement from their primary employment is foolish and opposite shareholder interests. We believe management and the board of directors best understands the board's composition, strengths and weaknesses and know best when to make changes to its composition.

Paragraph 13 -  Shareholder proposals to prohibit one person from holding the offices of Chairman and CEO
                simultaneously.

           At U.S. Trust we believe that a corporations management and board are best at determining whether or not its Chairman and chief executive officer should be split into two positions. Generally, competent and capable CEO's can handle both the CEO and Chairman positions simultaneously. Additionally some smaller capitalization corporations as well as reorganized companies may have a limited roster of executive officers. On the other hand some believe that having the same person hold the positions simultaneously calls into question whether the board can adequately oversee and evaluate the performance of its senior officers. In the end, we believe that a company's board of directors and management are the best in making such a determination, knowing the stresses, responsibilities and constraints on the individuals in these positions.

Paragraph 14-   Shareholder proposals to report on fees paid to
                the independent auditors

           The annual audit of a company's accounts and statements is a complex process. The cost of the audit is determined mainly by the specific characteristics of each company, which may not be comparable even for companies within the same industry. Thus the comparison of one auditor's fees with those of another auditor for a different company is not meaningful.

Paragraph 15 -  Shareholder proposals on the reporting of
                government service of employees

               The preparation of a report which would disclose any previous government service of employees would entail additional incremental cost to the corporation and would interfere with the day to day responsibilities of the employees of the organization.

Paragraph 16 -  Shareholder proposals to report on employment and recruiting practices in relation to the gender or any other characteristics of employees in various job classifications.

               The vast majority of companies make concerted efforts to comply with federal and state laws that prohibit employment discrimination. The frequent preparation of detailed reports on such subjects would be costly and would not provide useful information to the shareholders or the public.

Paragraph 17 -  Shareholder proposals to prohibit dealings with certain countries

           U.S. companies universally attempt to comply carefully with laws and regulations governing foreign trade for the simple business reason that to do otherwise incurs major problems and expenses. At the same time, establishing a policy prohibiting business dealings with any country is a foreign policy issue and is a function reserved to the U.S. government.

Paragraph 18 -  Shareholder proposals to proclaim political
                non-partisanship, prohibit political contributions and various practices, to report on past government affiliations of employees or retained outside contractors, and to report upon "lobbying" activities.

           With few exceptions, companies comply with Federal and state laws and regulations regarding political and lobbying activities and prohibiting contributions or corporate funds. Companies also generally avoid prescribing or monitoring contributions as individuals, which could be an illegal invasion of their rights as citizens. Companies also avoid incurring potential conflicts of interest from previous affiliations of employees or affiliations of principals in outside contractors such as law firms, consultants and investment bankers. It is expensive and bad business practice to do otherwise. Reporting on affiliations of large number of employees would provide little use to shareholders and would be associated with unnecessary expense.

Paragraph 19 -  Shareholder proposals for special reports on aspects of the business, markets, prices and product policies

           Most product policy, market position, pricing and similar statistical data relating to the past performance or future direction of a company's operations fall into one of two categories: 1) proprietary information - of which publication is not in the shareholder's best interests and 2) analytical and operating data - for which publication is in the shareholder best interests. We believe management is the best judge of determining and releasing type two data and for withholding type one data.

Paragraph 20 -  Management proposals to create a governance
                committee

           It is in the best interest of corporations to ensure that they are meeting appropriate standards of good corporate governance. To that end, a committee of the board should be established to oversee relevant aspects of corporate governance and to maintain the checks and balances necessary to successfully navigate the hazards of today's business environment. At U.S. Trust, we support the efforts of a company to improve its governance structure and believe that the board and management are best suited to determine whether or not to establish a separate governance committee or to elect to handle those issues through an existing committee of the board.

Paragraph 21 -  Shareholder proposals to limit the number of other public company boards on which the CEO serves

           The usual reason cited in proposals to limit the number of public company boards on which the CEO can serve is that the CEO may find his or her limited time taken from the primary responsibilities of running the company. However, we believe that service on multiple boards may enhance the CEO's performance by broadening his or her experience and facilitating the development of a strong peer network. At U.S. Trust we feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO and, therefore, our voting policy is to vote with management.

Paragraph 22 -  Shareholder proposals to limit consulting fees to an amount less than audit fees

           Today's corporations face a complex, challenging and rapidly evolving business environment. In the pursuit of superior shareholder returns, company management will often enlist the advice and assistance of consulting firms. Depending on the circumstances, the best source of consulting advice may be provided by a firm related to that which audits the company's accounts and financial statements. The costs associated with annual audits or consulting engagements are determined by a wide array of changing facts and circumstances. We believe that the proposed limitation could interfere with the successful management of the organization and is therefore not in the best interests of the company's shareholders.

Paragraph 23 -  Shareholder proposals to require the expensing of stock options

           Current accounting standards permit, but do not require, the expensing of stock options. At this time, a standard methodology for the expensing of stock options does not exist. We believe that until this issue is thoroughly resolved and the relevant regulatory agencies reach agreement, management is in the best position to determine whether or not a company's stock options should be expensed. At U.S. Trust, our voting policy is to vote with management on this issue.

Paragraph 24 -  Shareholder proposals to require that a majority of the board be independent

           U.S. Trust believes that the freedom from both actual conflicts of interest and the appearance of such conflicts are important elements of the effectiveness of the board of directors. While we feel that the vast majority of affiliated and inside directors execute their duties with the utmost degree of objectivity, they may be viewed by some as being less able to effectively analyze company strategy and performance. As such, we are not opposed to proposals requiring that the majority of the board be composed of independent.

                              EXCELSIOR FUNDS, INC.

                      Short-Term Government Securities Fund
                      Intermediate-Term Managed Income Fund
                               Managed Income Fund

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                      Short-Term Tax-Exempt Securities Fund
                        Intermediate-Term Tax-Exempt Fund
                            Long-Term Tax-Exempt Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 29, 2003

       This Statement of Additional Information (the "SAI") is not a prospectus but should be read in conjunction with the current prospectuses for the Short-Term Government Securities, Intermediate-Term Managed Income and Managed Income Funds of Excelsior Funds, Inc. and the Short-Term Tax-Exempt Securities, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds of Excelsior Tax-Exempt Funds, Inc. (individually, a "Fund" and collectively, the "Funds") dated July 29, 2003 (the "Prospectuses"). Copies of the Prospectuses may be obtained by writing Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc. c/o SEI Investments Global Funds Services ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling (800) 446-1012. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

       The audited financial statements and related reports of Ernst & Young LLP, independent auditors, contained in the annual reports to the Funds' shareholders for the fiscal year ended March 31, 2003 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 446-1012.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
CLASSIFICATION AND HISTORY...................................................1
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..................................1
    Additional Investment Policies...........................................1
    Additional Information on Portfolio Instruments..........................3
INVESTMENT LIMITATIONS......................................................13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................18
    Distributor.............................................................18
    Purchase of Shares......................................................18
    Redemption Procedures...................................................19
    Other Redemption Information............................................20
INVESTOR PROGRAMS...........................................................20
    Systematic Withdrawal Plan..............................................20
    Exchange Privilege......................................................21
    Retirement Plans........................................................21
    Automatic Investment Program............................................22
    Additional Information..................................................22
DESCRIPTION OF CAPITAL STOCK................................................22
MANAGEMENT OF THE FUNDS.....................................................24
    Directors and Officers..................................................24
    Investment Advisory and Administration Agreements.......................28
    Shareholder Organizations...............................................31
    Expenses............................................................... 32
    Custodian and Transfer Agent............................................32
PORTFOLIO TRANSACTIONS......................................................33
PORTFOLIO VALUATION.........................................................35
INDEPENDENT AUDITORS........................................................35
COUNSEL.....................................................................36
ADDITIONAL INFORMATION CONCERNING TAXES.....................................36
    Generally...............................................................36
PERFORMANCE AND YIELD INFORMATION...........................................37
    Yields and Performance..................................................37
CODE OF ETHICS..............................................................42
MISCELLANEOUS...............................................................42
FINANCIAL STATEMENTS........................................................43
APPENDIX A.................................................................A-1

                           CLASSIFICATION AND HISTORY

       Excelsior Funds, Inc. ("Excelsior Fund") and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund" and collectively with Excelsior Fund, the "Companies") are open-end, management investment companies. The Short-Term Government Securities, Intermediate-Term Managed Income and Managed Income Funds (collectively, the "Fixed-Income Funds") are separate series of Excelsior Fund. The Short-Term Tax-Exempt Securities, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds (collectively, the "Tax-Exempt Funds") are separate series of Excelsior Tax-Exempt Fund. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund offers one class of shares. Excelsior Fund and Excelsior Tax-Exempt Fund were organized as Maryland corporations on August 2, 1984 and August 8, 1984, respectively. Prior to December 28, 1995, Excelsior Fund and Excelsior Tax-Exempt Fund were known as "UST Master Funds, Inc." and "UST Master Tax-Exempt Funds, Inc.," respectively.

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

       The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objective of each of the Funds may not be changed without the vote of the holders of a majority of its outstanding shares (as defined below). Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval.

       For ease of reference, the various Funds are referred to as follows:
Short-Term Tax-Exempt Securities Fund as "ST Tax-Exempt Fund;" Intermediate-Term Tax-Exempt Fund as "IT Tax-Exempt Fund;" Long-Term Tax-Exempt Fund as "LT Tax-Exempt Fund;" Short-Term Government Securities Fund as "ST Government Fund;" and Intermediate-Term Managed Income Fund as "IT Managed Income Fund."

ADDITIONAL INVESTMENT POLICIES

Short-Term Government Securities Fund

       Under normal circumstances, at least 80% of the ST Government Fund's net assets will be invested in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations. As a result, the interest income on such investments generally should be exempt from state and local personal income taxes in most states. In all states this tax exemption is passed through to the Fund's shareholders.

Intermediate-Term Managed Income and Managed Income Funds

       The IT Managed Income and Managed Income Funds may invest in the following types of securities: corporate debt obligations such as bonds, debentures, obligations convertible into common stocks and money market instruments; preferred stocks; and obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities. The Funds are also permitted to enter into repurchase agreements. The Funds may, from time to time, invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations"). The purchase of Municipal Obligations may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. government debt obligations.

       Under normal market conditions, at least 65% of the IT Managed Income and Managed Income Funds' total assets will be invested in investment-grade debt obligations rated within the three highest ratings of Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or in unrated obligations considered by the Adviser (as hereinafter defined) to be of comparable credit quality by the Adviser) and in U.S. government obligations and money market instruments of the types listed below under "Additional Information on Portfolio Instruments - Money Market Instruments." When, in the opinion of the Adviser, a defensive investment posture is warranted, the Funds may invest temporarily and without limitation in high quality, short-term money market instruments.

       Unrated securities will be considered of investment grade if deemed by the Adviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers of such securities are rated "Baa/BBB" or better. It should be noted that obligations rated in the lowest of the top four ratings ("Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated bonds.

       The IT Managed Income and Managed Income Funds may invest up to 25% of their respective total assets in: preferred stocks; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; or dollar-denominated debt obligations of U.S. companies issued outside the United States. These Funds may also enter into foreign currency exchange transactions for hedging purposes. These Funds may invest up to 10% and 25% of their respective total assets in obligations rated below the four highest ratings of S&P or Moody's ("junk bonds") with no minimum rating required. The Funds will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner as soon as possible after acquisition. However, the IT Managed Income and Managed Income Funds may hold equity securities as a result of defaulted securities.

Short-Term Tax-Exempt Securities, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds

       The Tax-Exempt Funds will invest substantially all of their assets in Municipal Obligations which are determined by the Adviser to present minimal credit risks. As a matter of fundamental policy, under normal circumstances, each Fund will maintain at least 80% of its net assets in Municipal Obligations. (This policy may not be changed with respect to a Fund without the vote of the holders of a majority of its outstanding shares.) However, from time to time on a temporary defensive basis due to market conditions, each Fund may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Should a Fund invest in taxable obligations, it would purchase: (i) obligations of the U.S. Treasury;
(ii) obligations of agencies and instrumentalities of the U.S. government; (iii) money market instruments such as certificates of deposit, commercial paper, and bankers' acceptances; (iv) repurchase agreements collateralized by U.S. government obligations or other money market instruments; (v) municipal bond index and interest rate futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities.

       In seeking to achieve its investment objective, each Tax-Exempt Fund may invest in "private activity bonds" (see "Additional Information on Portfolio Instruments -- Municipal Obligations" below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund's total assets when added together with any taxable investments held by that Fund.

       The Municipal Obligations purchased by the Funds will consist of: (1) bonds rated "BBB" or higher by S&P or by Fitch IBCA ("Fitch"), or "Baa" or higher by Moody's, or, in certain instances, bonds with lower ratings if they are determined by the Adviser to be comparable to BBB/Baa-rated issues; (2) notes rated "MIG-3" or higher ("VMIG-3" or higher in the case of variable rate notes) by Moody's, or "SP-3" or higher by S&P, or "F3" or higher by Fitch; and
(3) commercial paper rated "Prime-3" or higher by Moody's, or "A-3" or higher by S&P, or "F3" or higher by Fitch. Securities rated "BBB" by S&P and Fitch or "Baa" by Moody's are generally considered to be investment grade, although they have speculative characteristics and are more sensitive to economic change than higher rated securities. If not rated, securities purchased by the Funds will be of comparable quality to the above ratings as determined by the Adviser under the supervision of the Board of Directors. A discussion of Moody's, Fitch's and S&P's rating categories is contained in Appendix A.

       Although the Funds do not presently intend to do so on a regular basis, they may invest more than 25% of their assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by the Adviser. To the extent that a Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

Borrowing and Reverse Repurchase Agreements

       Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Securities and Exchange Commission (the "SEC") views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

Forward Currency Transactions

       The Managed Income and IT Managed Income Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts; however, unlike futures contracts which are traded on recognized commodities exchange, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

       A Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Funds engage in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

       The transaction costs to the Funds of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

       At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Futures Contracts

       The Funds may invest in interest rate futures contracts and municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made. Any income from investments in futures contracts will be taxable income of the Funds.

       The Fund may enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

       The Funds will not engage in transactions in futures contracts for speculation, but only as a hedge against changes in market values of securities which they hold or intend to purchase where the transactions are intended to reduce risks inherent in the management of the Funds. Each Fund may engage in futures contracts only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the SEC. Each Fund currently intends to limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts.

       When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a futures position generally by entering into an offsetting position. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

       Transactions by a Fund in futures contracts may subject the Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

       As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

       Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

       Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

       The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Government Obligations

       The Funds may purchase government obligations which include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Obligations of such instrumentalities will be purchased only when the Adviser believes that the credit risk with respect to the instrumentality is minimal.

       Examples of the types of U.S. government obligations that may be held by the Funds include, in addition to U.S. Treasury Bills, the obligations of Federal Home Loan Banks, the Farm Credit System Financial Assistance Corporation, Federal Land Banks, the Federal Financing Bank, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Tennessee Valley Authority and Maritime Administration.

Illiquid Securities

       No Fund will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Boards, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

Insured Municipal Obligations

       The Tax-Exempt Funds may purchase Municipal Obligations which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Obligations. Although insurance coverage for the Municipal Obligations held by the Tax-Exempt Funds reduces credit risk by insuring that the Funds will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. Each Tax-Exempt Fund may invest more than 25% of its net assets in Municipal Obligations covered by insurance policies.

Investment Company Securities

       The Funds may also invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds). In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by the Funds within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities.

       Each Fund may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be contained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

       SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation

Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

       The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

Money Market Instruments

       "Money market instruments" that may be purchased by the Tax-Exempt Funds and the IT Managed Income and Managed Income Funds in accordance with their investment objectives and policies include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

       Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations acquired by the IT Managed Income and Managed Income Funds may also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Managed Income Fund's total assets will be invested in obligations of any one foreign or domestic branch and no more than 20% of the Managed Income Fund's total assets at the time of purchase will be invested in the aggregate in such obligations. Investments in time deposits are limited to no more than 5% of the value of a Fund's total assets at time of purchase.

       Investments by the Fixed-Income Funds in commercial paper will consist of issues that are rated "A-2" or better by S&P, "Prime-2" or better by Moody's, or "F2" or better by Fitch. Investments by the Tax-Exempt Funds in commercial paper will consist of issues that are rated "A-3" or better by S&P, "Prime-3" or better by Moody's, or "F3" or better by Fitch. In addition, each Fund may acquire unrated commercial paper that is determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund.

Municipal Obligations

       Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

       The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

       The Tax-Exempt Funds' portfolios may also include "moral obligation" securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund - the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Tax Exempt Funds.

       The Tax-Exempt Funds may also purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Obligations. In general, such "stripped" Municipal Obligations are offered at a substantial discount in relation to the principal and/or interest payments which the holders of the receipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Obligation, such yield will be exempt from federal income tax for such investor to the same extent as interest on the underlying Municipal Obligation. The Funds intend to purchase "stripped" Municipal Obligations only when the yield thereon will be, as described above, exempt from federal income tax to the same extent as interest on the underlying Municipal Obligations. "Stripped" Municipal Obligations are considered illiquid securities subject to the limit described below under "Illiquid Securities." The Tax-Exempt Funds will limit their investments in interest-only and principal-only Municipal Obligations to 5% of their total assets.

       There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Moody's and S&P described in Appendix A hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

       The payment of principal and interest on most securities purchased by the Tax-Exempt Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

       Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

       Among other instruments, the Tax-Exempt Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, each Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

       Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Exempt Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

       The IT Managed Income and Managed Income Funds may, when deemed appropriate by the Adviser in light of the Funds' investment objectives, also invest in Municipal Obligations. Although yields on Municipal Obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances. Dividends paid by the IT Managed Income and Managed Income Funds that are derived from interest on municipal securities would be taxable to the Funds' shareholders for federal income tax purposes.

Portfolio Turnover

       Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with a Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold the investments. A high rate of portfolio turnover may involve correspondingly greater transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. Portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may result in the realization of substantial net capital gains. To the extent that net short-term gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Repurchase Agreements

       Each Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Each Fund will enter into repurchase agreements only with financial institutions such as banks or broker/dealers which are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities subject to the 10% limit described above under "Illiquid Securities."

       The seller under a repurchase agreement will be required to maintain the value of the obligations subject to the agreement at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Income on the repurchase agreements will be taxable.

       The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered loans by a Fund under the 1940 Act.

Securities Lending

       To increase return on their portfolio securities, the Fixed Income Funds may lend their portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of a Fund, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

       When the Fixed Income Funds lend their portfolio securities, they continue to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the pertinent Fund if a material event affecting the investment is to occur.

Stand-By Commitments

       The Managed Income and IT Managed Income Funds and the Tax-Exempt Funds may acquire "stand-by commitments" with respect to Municipal Obligations held by them. Under a "stand-by commitment," a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

       The Managed Income and IT Managed Income Funds and the Tax-Exempt Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

       The Managed Income and IT Managed Income Funds and the Tax-Exempt Funds intend to enter into "stand-by commitments" only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Funds will acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. "Stand-by commitments" acquired by a Fund will be valued at zero in determining the Fund's net asset value.

Variable and Floating Rate Instruments

       Securities purchased by the Tax-Exempt Funds may include variable and floating rate instruments. The interest rates on such instruments are not fixed and vary with changes in the particular interest rate benchmarks or indexes. Unrated variable and floating rate instruments will be purchased by the Funds based upon the Adviser's determination that their quality at the time of purchase is comparable to at least the minimum ratings set forth on pages 2-3 hereof. In some cases a Fund may require that the issuer's obligation to pay the principal be backed by an unconditional and irrevocable bank letter or line of credit, guarantee or commitment to lend. Although there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Fund may (at any time or during specified intervals within a prescribed period, depending upon the instrument involved) demand payment in full of the principal and may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate instrument in the event the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights. In such cases, the Fund could suffer a loss with respect to the instrument.

When-Issued and Forward Transactions

       Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets.

       It is expected that forward commitments and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

       A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

       When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

       The market value of the securities underlying a "when-issued" purchase or a "forward commitment" to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

                             INVESTMENT LIMITATIONS

       As described below, certain investment limitations enumerated below are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. Certain of the investment limitations described below, however, are matters of operating policy. Investment limitations which are "operating policies" with respect to the Funds may be changed by the Companies' Boards of Directors without shareholder approval. As used herein, a "vote of the holders of a majority of the outstanding shares" of a Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of such Company or such Fund, or (b) 67% or more of the shares of such Company or such Fund present at a meeting if more than 50% of the outstanding shares of such Company or such Fund are represented at the meeting in person or by proxy.

       The following investment limitations are fundamental with respect to each Fund. No Fund may:

       1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Tax-Exempt Funds' investment objectives, policies, and limitations may be deemed to be underwriting; and except insofar as the Managed Income Fund might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

       2. Purchase or sell real estate, except that each Tax-Exempt Fund may invest in Municipal Obligations secured by real estate or interests therein, and the Managed Income and IT Managed Income Funds may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

       3. Issue any senior securities, except insofar as any borrowing by each Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that each Fund may enter into futures contracts and futures options;

       4. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that each Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

       5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) with respect to the IT Tax-Exempt and LT Tax-Exempt Funds, there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions, (b) with respect to the Managed Income Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, (c) with respect to the ST Tax-Exempt Fund, there is no limitation with respect to securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions, (d) with respect to the ST Government and IT Managed Income Funds, there is no limitation with respect to securities issued or guaranteed by the U.S. government and (e) with respect to the Fixed Income Funds, neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and

       6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.

       The following investment limitation is fundamental with respect to the Fixed-Income Funds. Each Fixed-Income Fund may not:

       7. Make loans, except that (i) each Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) each Fund may lend portfolio securities in an amount not exceeding 30% of its total assets.

       The following investment limitation is fundamental with respect to the IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds, but is an operating policy with respect to the ST Tax-Exempt, ST Government and IT Managed Income Funds. The Funds may not:

       8. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that each Fund may enter into futures contracts and futures options.

       The following investment limitations are fundamental with respect to each Tax-Exempt Fund. A Tax-Exempt Fund may not:

       9. Make loans, except that each Tax-Exempt Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations; and

       10. Under normal circumstances, (i) invest less than 80% of their respective net assets in investments the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax; or (ii) invest their respective assets so that less than 80% of the income that they distribute will be exempt, as applicable, from federal income tax or from both federal and state income tax.

       The following investment limitation is fundamental with respect to the IT Tax-Exempt and LT Tax-Exempt Funds, but is an operating policy with respect to the ST Tax-Exempt Fund. A Tax-Exempt Fund may not:

       11. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that a Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

       The following investment limitations are fundamental with respect to the Managed Income Fund, but are operating policies with respect to the IT Managed Income and ST Government Funds. A Fixed-Income Fund may not:

       12. Invest in companies for the purpose of exercising management or control;

       13. Purchase foreign securities; provided that subject to the limit described below, the IT Managed Income and Managed Income Funds may purchase (a) dollar-denominated debt obligations issued by foreign issuers, including foreign corporations and governments, by U.S. corporations outside the United States in an amount not to exceed 25% of its total assets at time of purchase; and (b) certificates of deposit, bankers' acceptances, or other similar obligations issued by domestic branches of foreign banks, or foreign branches of U.S. banks, in an amount not to exceed 20% of its total net assets; and

       14. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

       The following investment limitations are fundamental with respect to the IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds. The IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds may not:

       15. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that each Fund may enter into futures contracts and futures options; and

       16. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Funds may enter into futures contracts and futures options.

       The following investment limitation is fundamental with respect to the ST Tax-Exempt, ST Government and IT Managed Income Funds. The ST Tax-Exempt, ST Government and IT Managed Income Funds may not:

       17. Purchase or sell commodities or commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Funds may enter into futures contracts and futures options.

       The following investment limitations are fundamental with respect to the IT Tax-Exempt and LT Tax-Exempt Funds. Each of the IT Tax-Exempt and LT Tax-Exempt Funds may not:

       18. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations; and

       19. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

       The following investment limitations are fundamental with respect to the Managed Income Fund. The Managed Income Fund may not:

       20. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available;

       21. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years; and

       22. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank, or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks.

       The following investment limitation is an operating policy with respect to the ST Government Fund. The Fund may not:

       23. Under normal circumstances, invest less than 80% of its net assets in the type of investment suggested by its name. In the event the Board of Directors votes to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to the Fund's 80% investment limitation.

                                      * * *

       In addition to the investment limitations described above, as a matter of fundamental policy for each Fund, which may not be changed without the vote of the holders of a majority of the Fund's outstanding shares, a Fund may not invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

       The IT Tax-Exempt and LT Tax-Exempt Funds will not invest more than 20% of the value of their respective total assets in domestic bank obligations.

       For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Funds do not currently intend to invest in real estate investment trusts.

       In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

       For purposes of Investment Limitation No. 10, the limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement.

       Notwithstanding Investment Limitations Nos. 18 and 20, the Companies intend to limit the IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds' investments in illiquid securities to 10% of such Funds' net (rather than total) assets.

       In addition to the above investment limitations, Excelsior Fund currently intends to limit the IT Managed Income and Managed Income Funds' investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of a Fund's net assets. For the purpose of this limitation, warrants acquired by the IT Managed Income or Managed Income Fund in units or attached to securities will be deemed to be without value.

       The IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds may not purchase or sell commodities.

       The Funds' transactions in futures contracts and futures options (including the margin posted by the Funds in connection with such transactions) are excluded from the Funds' prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Funds' assets.

       If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of such limitation. However, with respect to Investment Limitation Nos. 10 and 23, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment the requirement is not met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DISTRIBUTOR

       Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Companies' sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

       At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

       In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

PURCHASE OF SHARES

       Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Companies' sub-transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing shares in order to accommodate different types of investors.

       Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in shares selected by the Customer. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization.

       Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Investors, "Investors"). Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Companies. A Shareholder Organization may elect to hold of record shares for its Customers and to record beneficial ownership of shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. ("BFDS"), in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Shareholder Organizations."

REDEMPTION PROCEDURES

       Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to BFDS by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Companies, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

       As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, MA 02266-8529.

       BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297).

       Direct Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing BFDS by wire or telephone to wire the redemption proceeds directly to the Direct Investor's account at any commercial bank in the United States. Institutional Investors may also redeem shares by instructing BFDS by telephone at (800) 446-1012 or by terminal access.

       During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

OTHER REDEMPTION INFORMATION

       The Companies may suspend the right of redemption or postpone the date of payment for shares for more than 7 days during any period when (a) trading on the New York Stock Exchange ("NYSE") is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

       In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

       Each Company reserves the right to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Each Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

       Under certain circumstances, the Companies may, at their discretion, accept securities as payment for shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

                                INVESTOR PROGRAMS

SYSTEMATIC WITHDRAWAL PLAN

       An Investor who owns shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

       (1)    A fixed-dollar withdrawal;

       (2)    A fixed-share withdrawal;

       (3) A fixed-percentage withdrawal (based on the current value of the account); or

       (4)    A declining-balance withdrawal.

       Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

EXCHANGE PRIVILEGE

       Investors and Customers of Shareholder Organizations may exchange shares having a value of at least $500 for shares of any other portfolio of the Companies or for Shares of Excelsior Funds Trust. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of the Companies or Excelsior Funds Trust. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

       Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Funds Trust. However, certain exchanges may be subject to a 2.00% redemption fee. See Excelsior Fund's International Funds Prospectus and Excelsior Funds Trust's Prospectus. In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, the Companies and Excelsior Funds Trust reserve the right to limit the number of exchange requests of Investors to no more than six per year. The Companies may also refuse an exchange request if they determine that such exchange would not be in the best interests of a Fund or its shareholders. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

       For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.

RETIREMENT PLANS

       Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

       . IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

       . Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

       .      Keogh Plans for self-employed individuals.

       Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

AUTOMATIC INVESTMENT PROGRAM

       The Automatic Investment Program is one means by which an Investor may use "dollar cost averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Companies may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

ADDITIONAL INFORMATION

       Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

                          DESCRIPTION OF CAPITAL STOCK

       Excelsior Fund's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $.001 par value per share; and Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to twenty-four billion full and fractional shares of common stock, $.001 par value per share. Both Charters authorize the respective Boards of Directors to classify or reclassify any unissued shares of the respective Companies into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

       Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the particular Company's Board of Directors.

       Shares have no preemptive rights and only such conversion or exchange rights as the Boards of Directors may grant in their discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the portfolios of the Company involved, of any general assets of that Company not belonging to any particular portfolio of that Company which are available for distribution. In the event of a liquidation or dissolution of either Company, shareholders of such Company will be entitled to the same distribution process.

       Shareholders of the Companies are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of a Company's outstanding shares may elect all of that Company's directors, regardless of the votes of other shareholders.

       Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as each Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of each Company voting without regard to class.

       The Companies' Charters authorize the Boards of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company involved, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of any portfolio to be redeemed at their net asset value or converted into shares of another class of the Company's capital stock at net asset value. The exercise of such authority by the Boards of Directors will be subject to the provisions of the 1940 Act, and the Boards of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

       Notwithstanding any provision of Maryland law requiring a greater vote of the Companies' Common Stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Companies' Charters, the Companies may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the particular Company voting without regard to class.

       Certificates for shares will not be issued unless expressly requested in writing to BFDS and will not be issued in fractional shares.

                             MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

       The business and affairs of the Funds are managed under the direction of the Companies' Boards of Directors. The directors and executive officers of the Companies, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, none of the Companies' directors is deemed an "interested person" of the Companies as defined in the 1940 Act.


                                                                                              Number of
                                                                                             Portfolios
                                              Term of                                       in Excelsior
                                            Office and                                         Complex                Other
                             Position(s)     Length of                                       Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)           Board             Held by Board
        Age/(1)/              Companies     Served/(2)/          During Past 5 Years         Member/(3)/           Member/(4)/
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------
DIRECTORS

Frederick S. Wonham         Director,       Since 1995   Retired; Chairman of the Boards          31        Vice Chairman of U.S.
  Age:  71                  Chairman of                  and Director (since 1997) and                      Trust Corporation and
                            the Board                    President and Treasurer (1995 to                   U.S. Trust New York
                                                         February 2002) of Excelsior Fund                   (from February 1990
                                                         and Excelsior Tax-Exempt Fund;                     until September
                                                         Chairman of the Board and Trustee                  1995); and Chairman,
                                                         (since 1997), President and                        U.S. Trust Company
                                                         Treasurer (1995 to February 2002)                  (from March 1993 to
                                                         of Excelsior Funds Trust.                          May 1997).

Rodman L. Drake             Director        Since 1994   Director of Excelsior Fund and           31        Director, Parsons
  Age:  60                                               Excelsior Tax-Exempt Fund (since                   Brinkerhoff, Inc.
                                                         1996); Trustee of ExcelsiorF                       (engineering firm)
                                                         Funds Trust (since 1994);                          (since 1995);
                                                         President, Continuation                            MetroCashcard
                                                         Investments Group, Inc. (since                     International, Inc.
                                                         1997); President, Mandrake Group                   (since 1999);
                                                         (investment and consulting firm                    Director,
                                                         (1994-1997).                                       Hotelvision, Inc.
                                                                                                            (since 1999);
                                                                                                            Director, Alliance
                                                                                                            Group Services, Inc.
                                                                                                            (since 1998);
                                                                                                            Director, Clean Fuels
                                                                                                            Technology Corp.
                                                                                                            (since 1998);
                                                                                                            Director, Absolute
                                                                                                            Quality Inc. (since
                                                                                                            2000); Director,
                                                                                                            Hyperion Total Return
                                                                                                            Fund, Inc. and three
                                                                                                            other funds for which
                                                                                                            Hyperion Capital
                                                                                                            Management, Inc.
                                                                                                            serves as investment
                                                                                                            adviser (since 1991);
                                                                                                            Director, The Latin
                                                                                                            American Smaller
                                                                                                            Companies Fund, Inc.
                                                                                                            (from 1993 to 1998).

Mel Hall                    Director        Since 2000   Director of Excelsior Fund and           31        None
  Age:  58                                               Excelsior Tax-Exempt Fund (since
                                                         July 2000); Trustee of Excelsior
                                                         Funds Trust (since July 2000);
                                                         Chief Executive Officer,
                                                         Comprehensive Health Services,
                                                         Inc. (health care management and
                                                         administration).



                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
        Age/(1)/              Companies     Served/(2)/          During Past 5 Years          Member/(3)/           Member/(4)/
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------
Roger M. Lynch              Director           Since     Retired; Director of Excelsior           31        Director, SLD
  Age:  62                                   September   Fund and Excelsior Tax-Exempt                      Commodities, Inc.
                                               2001      Fund and Trustee of Excelsior                      (importer of nuts)
                                                         Funds Trust (since September                       (since 1991);
                                                         2001); Chairman of the Board of                    Chairman, Goldman
                                                         Trustees of Fairfield University                   Sachs Money Markets,
                                                         (since 1996); President,                           Inc. (from 1982 to
                                                         Corporate Asset Funding Co., Inc.                  1986).
                                                         (asset securitization) (from 1987
                                                         to 1999); General Partner (from
                                                         1980 to 1986) and Limited Partner
                                                         (from 1986 to 1999), Goldman
                                                         Sachs & Co.

Jonathan Piel               Director        Since 1994   Director of Excelsior Fund and           31        Director, Group for
  Age:  64                                               Excelsior Tax-Exempt Fund (since                   the South Fork,
                                                         1996); Trustee of Excelsior Funds                  Bridgehampton, New
                                                         Trust (since 1994).                                York (since 1993);
                                                                                                            and Member, Advisory
                                                                                                            Committee, Knight
                                                                                                            Journalism
                                                                                                            Fellowships,
                                                                                                            Massachusetts
                                                                                                            Institute of
                                                                                                            Technology (since
                                                                                                            1984).

OFFICERS

James L. Bailey             President          Since     Executive Vice President of             N/A       N/A
  114 West 47th Street                       May 2003    U.S. Trust Corporation and U.S.
  New York, NY 10036                                     Trust New York (since January
  Age:  57                                               2003); President, Excelsior
                                                         Fund, Excelsior Tax-Exempt Fund
                                                         and Excelsior Funds Trust
                                                         (since May 2003); Consultant in
                                                         the financial services industry
                                                         (from August 2000 to January
                                                         2003); Executive Vice President
                                                         of Citicorp (1992 to August
                                                         2000).

Brian Schmidt               Vice            Since 2001   Senior Vice President, U.S. Trust        N/A       N/A
  225 High Ridge Road       President,                   Company (since 1998); Vice
  Stamford, CT 06905        Chief                        President, U.S. Trust Company
  Age:  44                  Financial                    (from 1996-1998); Vice President,
                            Officer and                  Chief Financial Officer and
                            Treasurer                    Treasurer, Excelsior Fund,
                                                         Excelsior Tax-Exempt Fund and
                                                         Excelsior Funds Trust (since
                                                         February 2001); Chief Financial
                                                         Officer, Excelsior Venture
                                                         Investors III, LLC and
                                                         Excelsior Venture Partners III,
                                                         LLC (since 2001); Chief
                                                         Financial Officer, Excelsior
                                                         Private Equity Fund II, Inc.
                                                         (since 1997) and UST Private
                                                         Equity Fund, Inc. (since 1995).










                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
        Age/(1)/              Companies     Served/(2)/          During Past 5 Years          Member/(3)/           Member/(4)/
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------

Frank Bruno                 Vice            Since 2001   Vice President, U.S. Trust               N/A       N/A
  225 High Ridge Road       President and                Company (since 1994); Vice
  Stamford, CT 06905        Assistant                    President and Assistant
  Age:  43                  Treasurer                    Treasurer, Excelsior Fund,
                                                         Excelsior Tax-Exempt
                                                         Fund and Excelsior Funds Trust
                                                         (since February 2001);
                                                         Treasurer, Excelsior Venture
                                                         Investors III, LLC and
                                                         Excelsior Venture Partners III,
                                                         LLC (since 2001), Excelsior
                                                         Private Equity Fund II, Inc.
                                                         (since 1997) and UST Private
                                                         Equity Fund, Inc. (since 1995).

Joseph Leung                Vice               Since     Vice President, U.S. Trust               N/A       N/A
  225 High Ridge Road       President and    May 2003    Company (since March 2003); Vice
  Stamford, CT  06905       Assistant                    President and Assistant
  Age:  37                  Treasurer                    Treasurer, Excelsior Fund,
                                                         Excelsior Tax-Exempt
                                                         Fund and Excelsior Funds Trust
                                                         (since May 2003); Vice
                                                         President of Merrill Lynch &
                                                         Co. (from 2000 to 2002);
                                                         Treasurer, Vice President and
                                                         Chief Accounting Officer of
                                                         Midas Funds, Bexil Fund, Tuxis
                                                         Fund, Global Income Fund
                                                         and Winmill & Co. Incorporated
                                                         (from 1995 to 2000).

Alison Baur                 Secretary        Since May   Vice President, Charles Schwab &         N/A       N/A
  101 Montgomery Street                        2003      Co., Inc. (since 1999);
  San Francisco, CA  94104                               Secretary, Excelsior Fund,
  Age:  39                                               Excelsior Tax-Exempt Fund and
                                                         Excelsior Funds Trust (since May
                                                         2003); Associate General Counsel,
                                                         Grantham, Mayo, Van Otterloo &
                                                         Co. LLC (1997-1999).

Lee Wilcox                  Assistant       Since June   Employed by SEI Investments since        N/A       N/A
  530 E. Swedesford Road    Treasurer          2002      June 2002.  Director of Fund
  Wayne, PA  19087                                       Accounting, SEI Investments since
  Age:  44                                               June 2002.  Senior Operations
                                                         Manager of Deutsche Bank Global
                                                         Fund Services (2000-2002),
                                                         PricewaterhouseCoopers LLP
                                                         (1995-2000), United States Army
                                                         (1982-1992).

Timothy D. Barto            Assistant       Since 2001   Employed by SEI Investments since        N/A       N/A
  One Freedom Valley Drive  Treasurer                    October 1999.  Vice President and
  Oaks, PA  19456                                        Assistant Secretary of SEI
  Age: 35                                                Investments since December 1999.
                                                         Associate at Dechert, Price &
                                                         Rhoads (1997-1999).  Associate at
                                                         Richter, Miller and Finn
                                                         (1993-1997).

-------------------------
(1) Each director may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2) Each director shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of July 29, 2003, the Excelsior Funds Complex consisted of 31 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5) Mr. Gomory retired from the Board of Directors/Trustees of the Excelsior Funds Complex on January 23, 2003.

       The Boards have an Audit Committee that meets annually to review the Companies' financial statements with the independent accountants and to report on its findings to the Boards. The members of the Committee are Frederick S. Wonham, Rodman L. Drake, Mel Hall, Roger M. Lynch and Jonathan Piel. The Committee met one time during the fiscal year ended March 31, 2003.

       The Companies' Boards have a Nominating Committee consisting of Messrs. Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Companies' Boards in the event a position is vacated or created. The Nominating Committee did not meet during the Companies' fiscal year ended March 31, 2003. The Nominating Committee will consider nominees recommended by the Companies' shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company.

       Effective September 5, 2001, each director receives an annual fee of $15,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional annual fee of $7,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each receive $1,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee. Prior to September 5, 2001, each director received an annual fee of $9,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $4,000 from Excelsior Funds Trust plus a per-Company meeting fee of $1,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $250 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred in attending meetings. The Chairman of the Board of each Company was entitled to receive an additional $5,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for services in such capacity. In addition, Messrs. Drake and Piel each received $2,000 per annum for their services on the Nominating Committee. The employees of U.S. Trust Company and SEI do not receive any compensation from the Companies for acting as officers of the Companies.

       The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2002./1/


                                                                              Aggregate Dollar Range of
                                                                              Equity Securities in All
                                                                                 Registered Investment
                                                                              Companies Overseen or to
                                                                              be Overseen by Director or
   Name of Director         Dollar Range of Equity Securities in each            Nominee in Family of
                                             Fund                                Investment Companies
-------------------------  ------------------------------------------------  ------------------------------
Frederick S. Wonham         Excelsior Funds, Inc.:                                over $100,000
                            Blended Equity Fund         $10,001 - 50,000
                            Val & Restruct. Fund        over $100,000
                            International Fund          $10,001 - 50,000

                            Excelsior Tax-Exempt Funds, Inc.:
                            Tax-Exempt Money            over $100,000
                            IT Tax-Exempt Fund          $50,001-100,000


Rodman L. Drake             Excelsior Funds, Inc.:                                 $1 - 10,000
                            Biotechnology Fund          $1 - 10,000

                            Excelsior Tax-Exempt Funds, Inc.:
                            LT Tax-Exempt Fund          $1 - 10,000


Morrill Melton Hall, Jr.    Excelsior Funds, Inc.:                               $10,000 - 50,000
                            Managed Income Fund         $1 - 10,000
                            Biotechnology Fund          $1 - 10,000
                            ST Government Fund          $1 - 10,000
                            Val & Restruct. Fund        $10,001 - 50,000
                            Blended Equity Fund         $1 - 10,000
                            Small Cap Fund              $1 - 10,000
                            Energy & Nat Fund           $10,001 - 50,000
                            Real Estate Fund            $1 - 10,000
                            Gov't. Money Fund           $1 - 10,000
                            International Fund          $10,001 - 50,000

                            Excelsior Tax-Exempt Funds, Inc.:
                            Tax-Exempt Money            $1 - 10,000


Roger M. Lynch                                    None                                 None


Jonathan Piel               Excelsior Funds, Inc.:                                 over $100,000
                            Money Fund                  $1 - 10,000
                            Managed Income Fund         $10,001 - 50,000
                            IT Managed Inc. Fund        $50,001 - 100,000

----------

/1/    Fund Complex means the Companies and Excelsior Funds Trust.

       As of July 29, 2003, the directors and officers of each Company as a group owned beneficially less than 1% of the outstanding shares of each fund of each Company, and less than 1% of the outstanding shares of all funds of each Company in the aggregate.


       The following chart provides certain information about the fees received by the Companies' directors in the most recently completed fiscal year.


                                                             Pension or              Estimated         Total Compensation
                                      Aggregate         Retirement Benefits       Annual Benefits      from the Companies
          Name of                 Compensation from      Accrued as Part of            Upon             and Fund Complex*
      Person/Position               the Companies          Fund Expenses            Retirement         Paid to Directors
------------------------------   --------------------   --------------------   --------------------   --------------------
Rodman L. Drake                  $             59,000           None                   None           $             71,000(3)**
Director

Roger M. Lynch                   $             55,000           None                   None           $             66,000(3)**
Director

Ralph E. Gomory***               $             55,000           None                   None           $             66,000(3)**
Director

Jonathan Piel                    $             55,000           None                   None           $             66,000(3)**
Director

Mel Hall                         $             55,000           None                   None           $             66,000(3)**
Director

Frederick S. Wonham              $             70,000           None                   None           $             86,000(3)**
Chairman of the Board


----------
*    The "Fund Complex" consists of the Companies and Excelsior Funds Trust.
** Number of investment companies in the Fund Complex for which director served as director or trustee.
***  Mr. Gomory retired from the Boards as of January 23, 2003.

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

       United States Trust Company of New York and U.S. Trust Company, N.A. (together, "U.S. Trust" or the "Adviser") serve as co-investment advisers to the Funds, subject to the general supervision and guidance of the Board of Directors of the Companies. On June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectuses. The Adviser provides investment advisory services through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds.

       Prior to May 31, 2000, U.S. Trust served as investment adviser to the Funds pursuant to an advisory agreement substantially similar to the Investment Advisory Agreement currently in effect for the Funds.

       For the services provided and expenses assumed pursuant to its Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly at the annual rate of 0.30% of the average daily net assets of the ST Government and ST Tax-Exempt Funds; 0.35% of the average daily net assets of the IT Managed Income and IT Tax-Exempt Funds; 0.50% of the average daily net assets of the LT Tax-Exempt Fund; and 0.75% of the average daily net assets of the Managed Income Fund.

       The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund to keep such Fund's net annual operating expenses from exceeding the percentage stated in the "Annual Fund Operating Expenses" section of the Fund's prospectus. The waiver may not be terminated before March 31, 2004.

       For the fiscal years ended March 31, 2003, 2002 and 2001, the particular Company paid the Adviser fees for advisory services as follows:

                                            Fiscal Year ended      Fiscal Year ended       Fiscal Year ended
                                              March 31, 2003         March 31, 2002         March 31, 2001
                                           --------------------   --------------------   --------------------
Short-Term Government Securities Fund      $            632,406   $            278,631   $            123,781
Intermediate-Term Managed Income Fund      $            794,644   $            541,993   $            418,130
Managed Income Fund                        $          1,605,360   $          1,554,749   $          1,442,606
Short-Term Tax-Exempt Securities Fund      $            533,863   $            310,233   $            135,776
Intermediate-Term Tax-Exempt Fund          $          1,235,300   $            989,810   $            859,606
Long-Term Tax-Exempt Fund                  $            512,944   $            546,465   $            536,618

       For the fiscal years ended March 31, 2003, 2002 and 2001, the Adviser's waivers reduced advisory fees by the following:

                                            Fiscal Year ended      Fiscal Year ended       Fiscal Year ended
                                              March 31, 2003         March 31, 2002          March 31, 2001
                                           --------------------   --------------------   --------------------
Short-Term Government Securities Fund      $            398,154   $             91,936   $             58,909

Intermediate-Term Managed Income Fund      $396,071   $313,381   $234,343
Managed Income Fund                        $199,413   $355,581   $314,691
Short-Term Tax-Exempt Securities Fund      $169,473   $ 47,537   $ 38,412
Intermediate-Term Tax-Exempt Fund          $122,625   $299,947   $202,054
Long-Term Tax-Exempt Fund                  $ 29,992   $ 86,319   $ 66,883


       At a meeting held on July 31, 2003, the Boards of Directors of the Companies, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act), approved the continuation of the Companies' Investment Advisory Agreements with the Adviser with respect to the Funds, for an additional one-year period. In connection with such approvals, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to each Fund and the Adviser's experience and qualifications. The directors considered, in particular, each Fund's fee structure, including each Fund's operating expense ratios and the Adviser's fee waivers and expense reimbursements for each Fund; the profitability to the Adviser of its services to the Companies; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; possible economies of scale; other compensation or possible benefits to the Adviser arising from its relationship with the Companies; and a comparison of fees charged by the Adviser with fees charged to similar clients. The directors also considered the personnel and resources of the Adviser, the overall nature and quality of the Adviser's services and the specific provisions of the Investment Advisory Agreements.

       Among other items, the directors also reviewed and considered a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (contractual management fees and actual management fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets).

       After discussion, each Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to continue to manage each Company. Each Board of Directors also concluded that based on the services that the Adviser would provide to each Company under the Investment Advisory Agreements and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, each Board of Directors concluded unanimously that it was in the best interests of the Funds to continue the Investment Advisory Agreements with the Adviser for an additional one-year period.

       The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that U.S. Trust New York and U.S. Trust Company, N.A. shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

       U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served
8.0 million active accounts with $798.2 billion in customer assets.

       SEI, Federated Services Company, an affiliate of the Distributor, and U.S. Trust Company, N.A. (together, the "Administrators") serve as the Companies' administrators and provide the Funds with general administrative and operational assistance. SEI replaced Chase Global Funds Services Company ("CGFSC") as one of the Company's Administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the "Administration Agreement). Until July 31, 2000, Federated Services Company's subsidiary, Federated Administrative Services, served as the Companies' administrator. On July 31, 2000, Federated Services Company assumed all of its subsidiary's rights and obligations under the Administration Agreement. Under the Administration Agreements, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income, "exempt interest dividends" and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

       The Administrators also provide administrative services to the other investment portfolios of the Companies and to all of the investment portfolios of Excelsior Funds Trust which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all portfolios of the Companies and Excelsior Funds Trust (except for the international portfolios of Excelsior Fund and Excelsior Funds Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of Excelsior Fund and Excelsior Funds Trust) as follows:

            Combined Aggregate Average Daily Net Assets of Excelsior
              Tax-Exempt Fund, Excelsior Fund and Excelsior Funds
           Trust (excluding the international portfolios of Excelsior
                        Fund and Excelsior Funds Trust)
                                   Annual Fee
           ----------------------------------------------------------
           First $200 million.................................  0.200%
           Next $200 million..................................  0.175%
           Over $400 million..................................  0.150%

       Administration fees payable to the Administrators by each portfolio of the Companies and Excelsior Funds Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waiver may be terminated at any time. For the fiscal year ending March 31, 2004, U.S. Trust Company, N.A. has voluntarily agreed to waive 0.04% of its administration fee.

       For the fiscal years ended March 31, 2003, 2002 and 2001, the Funds paid the following for administration fees:

                                            Fiscal Year ended      Fiscal Year ended       Fiscal Year ended
                                              March 31, 2003         March 31, 2002         March 31, 2001
                                           --------------------   --------------------   --------------------
Short-Term Government Securities Fund      $            383,409   $            144,427   $             92,063
Intermediate-Term Managed Income Fund      $            377,354   $            290,246   $            238,048
Managed Income Fund                        $            277,061   $            303,990   $            355,561
Short-Term Tax-Exempt Securities Fund      $            260,953   $            140,071   $             88,165
Intermediate-Term Tax-Exempt Fund          $            379,701   $            438,020   $            460,697
Long-Term Tax-Exempt Fund                  $            119,386   $            151,590   $            178,606

       For the fiscal years ended March 31, 2003, 2002 and 2001, the Funds paid the Administrators waived administration fees as follows:

                                            Fiscal Year ended      Fiscal Year ended       Fiscal Year ended
                                              March 31, 2003         March 31, 2002         March 31, 2001
                                           --------------------   --------------------   --------------------
Short-Term Government Fund                 $            137,847   $             43,328   $                500
Intermediate-Term Managed Income Fund      $            138,470   $             81,233   $                312
Managed Income Fund                        $            110,482   $             83,231   $                604
Short-Term Tax-Exempt Securities Fund      $             94,665   $             41,199   $                 90
Intermediate-Term Tax-Exempt Fund          $            157,920   $            122,107   $                367
Long-Term Tax-Exempt Fund                  $             45,395   $             40,778   $              4,858

SHAREHOLDER ORGANIZATIONS

       The Companies have entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own shares in consideration for a Fund's payment of not more than the annual rate of 0.25% of the average daily net assets of the Fund's shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem shares; (d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Companies to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.


       The Companies' agreements with Shareholder Organizations are governed by Administrative Services Plans (the "Plans") adopted by the Companies. Pursuant to the Plans, each Company's Board of

Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of each Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

       Any material amendment to a Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Companies' arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Companies' Boards of Directors who are not "interested persons" (as defined in the 1940 Act) of the Companies will be committed to the discretion of such Disinterested Directors.

       For the fiscal year ended March 31, 2003, the Companies made payments to Shareholder Organizations on behalf of the Fixed Income and Tax-Exempt Funds in the following amounts:

                                                       Amount Paid to Affiliates
                                           Total Paid        of U.S. Trust
                                           ----------  -------------------------
Short-Term Government Fund                 $  448,177   $                370,834
Intermediate-Term Managed Income Fund      $  450,069   $                377,421
Managed Income Fund                        $  219,150   $                 88,612
Short-Term Tax-Exempt Securities Fund      $  175,797   $                156,669
Intermediate-Term Tax-Exempt Fund          $  187,921   $                122,625
Long-Term Tax-Exempt Fund                  $   55,871   $                 29,992

EXPENSES

       Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including fees paid to the Companies' directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing service; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for any brokerage fees and commissions in connection with the purchase of portfolio securities.

CUSTODIAN AND TRANSFER AGENT

       J.P. Morgan Chase Bank ("J.P. Morgan Chase"), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as custodian of the Funds' assets. Under the Custodian Agreements, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to each Company's Board of Directors concerning the Funds' operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreements, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

       State Street Bank and Trust Company ("State Street") serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to each Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

       State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreements, notwithstanding any delegation. Pursuant to this provision in the agreements, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).

                             PORTFOLIO TRANSACTIONS

       Subject to the general control of the Companies' Boards of Directors, the Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of all portfolio securities of each of the Funds. Purchases and sales of portfolio securities will usually be principal transactions without brokerage commissions.

       The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Funds' turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies. However, since brokerage commissions are not normally paid on instruments purchased by the Funds, portfolio turnover is not expected to have a material effect on the net income of any of the Funds. The Funds' portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Prospectuses for the Funds' portfolio turnover rates.

       Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with dealers who make a market in the securities involved, except in those situations where better prices and execution are available elsewhere.

       The Investment Advisory Agreements between the Companies and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Companies, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

       In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Companies' Boards of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

       Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fee payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

       Portfolio securities will not be purchased from or sold to the Adviser, the Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

       Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Funds and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

       The Companies are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2003, the Managed Income Fund held a corporate bond issued by Morgan Stanley Dean Witter, Inc. with a principal amount of $11,608,000; a corporate bond issued by Lehman Brothers, Inc. with a principal amount of $3,293,000; and a corporate bond issued by Goldman, Sachs & Company with a principal amount of $2,508,000. As of March 31, 2003, the

Intermediate-Term Managed Income Fund held a corporate bond issued by Goldman, Sachs & Company with a principal amount of $6,545,000; a corporate bond issued by General Motors Acceptance Corp. with a principal amount of $5,735,000; a corporate bond issued by Morgan Stanley Dean Witter, Inc. with a principal amount of $4,665,000; a corporate bond issued by Lehman Brothers, Inc. with a principal amount of $3,950,000; a corporate bond issued by Salomon Smith Barney, Inc. with a principal amount of $3,244,000; and a corporate bond issued by J.P. Morgan Chase Bank with a principal amount of $1,908,000.

                               PORTFOLIO VALUATION

       Assets in the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. A futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Companies' Boards of Directors. Absent unusual circumstances, portfolio securities maturing in 60 days or less are normally valued at amortized cost. The net asset value of shares in the Funds will fluctuate as the market value of their portfolio securities changes in response to changing market rates of interest and other factors.

       Portfolio securities held by the IT Managed Income and Managed Income Funds which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Boards of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with guidelines adopted by the Boards of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the shares may be significantly affected on days when investors can neither purchase nor redeem a Fund's shares.

       The Administrators have undertaken to price the securities in the Funds' portfolios and may use one or more pricing services to value certain portfolio securities in the Funds where the prices provided are believed to reflect the fair market value of such securities. The methods used by the pricing services and the valuations so established will be reviewed by the Administrators under the general supervision of the Boards of Directors.

                              INDEPENDENT AUDITORS


       Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA, 02116, serve as auditors of the Companies. The Funds' Financial Highlights included in the Prospectuses and the financial statements for the fiscal year ended March 31, 2003 incorporated by reference in this

Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.

                                     COUNSEL

       Legal matters in connection with the issuance of shares of stock of the Funds are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.

                     ADDITIONAL INFORMATION CONCERNING TAXES

GENERALLY

       For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as dividend income to shareholders to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

       A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

       A Fund will be required in certain cases to withhold and remit to the U.S. Treasury as "backup withholding" 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is provided.

       The Tax-Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Funds would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Tax-Exempt Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Exempt Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

       In order for a Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of such Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, each of the Tax-Exempt Funds will notify its shareholders of the portion of the dividends paid by that Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by that Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by that Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt Funds with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from that Tax-Exempt Fund for such year.

       Generally, if a shareholder holds Tax-Exempt Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

       The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. Share owners may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state. Shareowners should consult their tax advisers regarding the tax status of distributions in their state and locality.

                        PERFORMANCE AND YIELD INFORMATION

YIELDS AND PERFORMANCE

       The Funds may advertise the standardized effective 30-day (or one month) yields calculated in accordance with the method prescribed by the SEC for mutual funds. Such yield will be calculated separately for each Fund according to the following formula:

                                a-b
                                ---
                  Yield = 2 [(-------- + 1)/6/ - 1]

Where: a =  dividends and interest earned during the period.
       b =  expenses accrued for the period (net of reimbursements).
       c = average daily number of shares outstanding that were entitled to receive dividends.
       d =  maximum offering price per share on the last day of the period.

       For the purpose of determining interest earned during the period (variable "a" in the formula), each of the Funds computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. Each of the Funds calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

       Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by each of the Funds to all shareholder accounts and to the particular series of shares in proportion to the length of the base period and that Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula).

       Based on the foregoing calculations, the effective yields for shares of the ST Tax-Exempt, IT Tax-Exempt, LT Tax-Exempt, ST Government, IT Managed Income and Managed Income Funds for the 30-day period ended March 31, 2003 were 0.77%, 2.29%, 2.72%, 2.24%, 3.49% and 3.59%, respectively.

       The "tax-equivalent" yield of the ST Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from federal income tax. (However, recently enacted federal tax legislation will reduce federal marginal tax rates by up to
4.6 percentage points over the next five years.) Tax-equivalent yields assume the payment of federal income taxes at a rate of 30.0%. Based on the foregoing calculations, the tax-equivalent yields of the ST Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds for the 30-day period ended March 31, 2003 were 1.09%, 3.27% and 3.89%, respectively.

       Each Fund's "average annual total return (before taxes)" is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                              T = [(ERV)/1/n/ - 1]
                                    ---
                                     P

       Where:      T  =  average annual total return.

                 ERV  =  ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

                   P  =  hypothetical initial payment of $1,000.

                   n  =  period covered by the computation, expressed in  years.

       Each Fund may also advertise the "aggregate total return" for its shares, which is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. Aggregate total returns do not reflect the effect of taxes paid by shareholders on Fund distributions or redemption of Fund shares. The formula for calculating aggregate total return is as follows:

                      Aggregate Total Return = [(ERV)] - 1
                                                 ---
                                                  P

       The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


       Based on the foregoing calculations, the average annual total returns for each Fund for the fiscal year ended March 31, 2003, were as follows:

                                             Average Annual Total Returns (before taxes)

                              For the Year    For the 5 Years   For the 10 Years  For the Since Inception
                             Ended 3/31/03     Ended 3/31/03      Ended 3/31/03    Period Ended 3/31/03
                            ---------------   ---------------   ----------------  -----------------------
ST Tax-Exempt Fund                2.04%             3.42%             3.70%                N/A
IT Tax Exempt Fund                9.31%             5.29%             5.69%                N/A
LT Tax-Exempt Fund                8.12%             4.58%             6.29%                N/A
ST Government Fund                7.27%             6.02%             5.50%                N/A
IT Managed Income Fund           10.50%             6.82%             6.48%                N/A
Managed Income Fund              11.07%             6.91%             6.76%                N/A

                                       Average Annual Total Returns (after taxes on distributions)

                              For the Year    For the 5 Years   For the 10 Years  For the Since Inception
                             Ended 3/31/03     Ended 3/31/03      Ended 3/31/03    Period Ended 3/31/03
                            ---------------   ---------------   ----------------  -----------------------
ST Tax-Exempt Fund                2.04%             3.41%              3.67%               N/A
IT Tax Exempt Fund                9.17%             5.18%              5.43%               N/A
LT Tax-Exempt Fund                8.11%             4.42%              5.71%               N/A
ST Government Fund                5.58%             4.00%              3.45%               N/A
IT Managed Income Fund            8.09%             4.35%              4.03%               N/A
Managed Income Fund               8.89%             4.42%              4.01%               N/A

                             Average Annual Total Returns (after taxes on distributions and redemptions)

                              For the Year    For the 5 Years   For the 10 Years  For the Since Inception
                             Ended 3/31/03     Ended 3/31/03      Ended 3/31/03    Period Ended 3/31/03
                            ---------------   ---------------   ----------------  -----------------------

ST Tax-Exempt Fund                1.89%             3.36%             3.63%                 N/A
IT Tax Exempt Fund                7.33%             5.01%             5.30%                 N/A
LT Tax-Exempt Fund                6.36%             4.41%             5.65%                 N/A
ST Government Fund                4.60%             3.83%             3.38%                 N/A
IT Managed Income Fund            6.64%             4.24%             3.96%                 N/A
Managed Income Fund               6.99%             4.29%             4.00%                 N/A

       Based on the foregoing calculations, the aggregate annual total returns for each Fund for the 5-year, 10-year and since inception periods ended March 31, 2003, were as follows


                                        Aggregate Annual Total Returns

                            For the 5 Years   For the 10 Years  For the Since Inception
                             Ended 3/31/03      Ended 3/31/03    Period Ended 3/31/03
                            ---------------   ----------------  -----------------------
ST Tax-Exempt Fund               18.30%            43.86%                46.21%
IT Tax Exempt Fund               29.40%            73.93%               231.79%
LT Tax-Exempt Fund               25.10%            83.96%               326.77%
ST Government Fund               33.97%            70.88%                73.82%
IT Managed Income Fund           39.08%            87.32%                94.58%
Managed Income Fund              39.64%            92.35%               357.17%

       "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

       "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., dividend or ordinary income rate for dividends or ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

       The Funds may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement, sales literature or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

       The total return and yield of a Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and/or yield of a Fund may be compared to data prepared by Lipper Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and technologies that together with market conditions and events, materially affected each Fund's performance.

       The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions of a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation's of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisement, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

       Performance and yields will fluctuate and any quotation of performance and yield should not be considered as representative of a Fund's future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that the performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by the Shareholder Organizations with respect to accounts of Customers that have invested in shares will not be included in calculations of yield and performance.

                                 CODE OF ETHICS

       The Companies, U.S. Trust New York, U.S. Trust Company, N.A. and the Distributor have adopted codes of ethics which allow for personnel subject to the codes to invest in securities including securities that may be purchased or held by the Funds.

                                  MISCELLANEOUS

       As used herein, "assets allocable to a Fund" means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company involved not belonging to a particular portfolio of that Company. In determining the net asset value of a Fund's shares, assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company involved which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Companies' Charters, determinations by the Boards of Directors as to the direct and allocable liabilities and the allocable portion of any general assets with respect to a particular Fund are conclusive.

       As of June 30, 2003, U.S. Trust and its affiliates held of record 90.12%, 93.73% and 68.83% of the ST Government, IT Managed Income and Managed Income Funds' outstanding shares, respectively, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares. As of the same date, U.S. Trust and its affiliates held of record 96.51%, 92.25% and 83.13% of the ST Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds' outstanding shares, respectively, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

       As of June 30, 2003, the name, address and percentage ownership of each person, in addition to U.S. Trust and its affiliates, that owned beneficially 5% or more of the outstanding shares of a Fund were as follows: ST GOVERNMENT FUND:
Joseph Cassano & Ellen Hooker JTWROS, 32 Minute Man Hill, Westport, Connecticut, 06880, 5.91% and MANAGED INCOME FUND: U.S. Trust Company Retirement Fund, c/o U.S. Trust Company of New York, 114 West 47th Street, New York, New York, 10036, 41.31%; Charles Schwab & Co., 101 Montgomery St., San Francisco, California, 94104, 11.60%.

                              FINANCIAL STATEMENTS

       The audited financial statements and notes thereto in the Companies' Annual Reports to Shareholders for the fiscal year ended March 31, 2003 (the "2003 Annual Reports") for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2003 Annual Reports are incorporated by reference herein. The financial statements included in the 2003 Annual Reports for the Funds have been audited by the Companies' independent auditors, Ernst & Young LLP, whose reports thereon also appear in the 2003 Annual Reports and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on their reports given on their authority as experts in accounting and auditing. Additional copies of the 2003 Annual Reports may be obtained at no charge by telephoning BFDS at (800) 446-1012.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

       A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

       "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

       "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

       Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

       "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

       "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       "Not Prime" - Issuers do not fall within any of the Prime rating categories.

       Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

       "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

       "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

       "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

       "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

       "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

       "D" - Securities are in actual or imminent payment default.

LONG-TERM CREDIT RATINGS

       The following summarizes the ratings used by Standard & Poor's for long-term issues:

       "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

       "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

       "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

       "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

       "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       The following summarizes the ratings used by Moody's for long-term debt:

       "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

       "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

       "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

       "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

       "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

       "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

       "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

       "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

       "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

       "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

       Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

       PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

Standard & Poor's

       CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

       .      Positive means that a rating may be raised.

       .      Negative means that a rating may be lowered.

       .      Stable means that a rating is not likely to change.

       .      Developing means a rating may be raised or lowered.

       .      N.M. means not meaningful.

Moody's

       Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

       Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

       A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

       "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

       "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

       "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

       In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

       "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

       "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

       "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

       "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

       Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

       A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn. Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities. Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                              EXCELSIOR FUNDS, INC.

                          Value and Restructuring Fund

                              Institutional Shares

                       STATEMENT OF ADDITIONAL INFORMATION


                                  July 29, 2003

        This Statement of Additional Information pertains to the Institutional Shares of Excelsior Funds, Inc.'s Value and Restructuring Fund (the "Fund"). This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the Fund dated July 29, 2003 (the "Prospectus"). A copy of the Prospectus may be obtained by writing Excelsior Funds, Inc., c/o SEI Investments Global Funds Services ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling (800) 881-9358. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

        The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Fund's shareholders for the fiscal year ended March 31, 2003 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling (800) 446-1012.

CLASSIFICATION AND HISTORY...................................................1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..................................1

         Investment Philosophy and Strategies................................1

         Additional Investment Policies......................................2

         Additional Information on Portfolio Instruments.....................2

INVESTMENT LIMITATIONS......................................................14

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................17

         Distributor........................................................17

         Purchase of Shares.................................................17

         Redemption Procedures..............................................18

         Other Redemption Information.......................................18

INVESTOR PROGRAMS...........................................................19

         Exchange Privilege.................................................19

         Retirement Plans...................................................19

DESCRIPTION OF CAPITAL STOCK................................................20

MANAGEMENT OF THE FUND......................................................21

         Directors and Officers.............................................21

         Investment Advisory and Administration Agreements..................28

         Shareholder Organizations..........................................31

         Expenses...........................................................32

         Custodian and Transfer Agent.......................................32

PORTFOLIO TRANSACTIONS......................................................33

PORTFOLIO VALUATION.........................................................35

INDEPENDENT AUDITORS........................................................37

COUNSEL.....................................................................37

ADDITIONAL INFORMATION CONCERNING TAXES.....................................37

PERFORMANCE INFORMATION.....................................................38

PROXY VOTING PROCEDURES.....................................................42

CODE OF ETHICS..............................................................42

FINANCIAL STATEMENTS........................................................42

MISCELLANEOUS...............................................................42

APPENDIX A.................................................................A-1

APPENDIX B.................................................................B-1

APPENDIX C.................................................................C-1

APPENDIX D.................................................................D-1

                           CLASSIFICATION AND HISTORY

        Excelsior Funds, Inc. (the "Company") is an open-end, management investment company. The Fund is a separate series of the Company and is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company was organized as a Maryland corporation on August 2, 1984. Prior to December 28, 1995, the Company was known as "UST Master Funds, Inc." The Fund also offers a second class of retail shares, called "Shares."

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

        The following information supplements the description of the investment objectives, strategies and risks of the Fund as set forth in the Prospectus. The investment objective of the Fund may not be changed without the vote of the holders of a majority of its outstanding shares (as defined below). Except as expressly noted below, the Fund's investment policies may be changed without shareholder approval.

INVESTMENT PHILOSOPHY AND STRATEGIES

        In managing investments for the Fund, the Adviser follows a long-term investment philosophy which generally does not change with the short-term variability of financial markets or fundamental conditions. Its approach begins with the conviction that all worthwhile investments are grounded in value. The Adviser believes that an investor can identify fundamental values that eventually should be reflected in market prices, such that over time, a disciplined search for fundamental value will achieve better results than attempting to take advantage of short-term price movements.

        The Adviser's investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership.


        Portfolio holdings will include equity securities of companies having capitalizations of varying amounts, and the Fund may invest in the securities of high growth, small companies when the Adviser expects earnings and the price of the securities to grow at an above-average rate. Certain securities owned by the Fund may be traded only in the over the counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the value of the Fund's shares, and the Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

ADDITIONAL INVESTMENT POLICIES

        Normally, up to 35% of the Fund's total assets may be invested in other securities and instruments including, e.g., other investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, determined by the Adviser to be of comparable quality), warrants, options and futures instruments as described in more detail below. During temporary defensive periods or when the Adviser believes that suitable stocks or convertible securities are unavailable, the Fund may hold cash and/or invest some or all of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

        American, European and Global Depository Receipts


        The Fund may invest in the securities of foreign issuers directly or indirectly through sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over the counter market. ADRs traded in the over the counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities.


        Investments in unsponsored ADRs involve additional risk because financial information based on generally accepted accounting principles ("GAAP") may not be available for the foreign issuers of the underlying securities. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may also enter into foreign currency exchange transactions for hedging purposes.

        Borrowing and Reverse Repurchase Agreements

        The Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. The Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

        Debt Securities and Convertible Securities


        The Fund may invest in investment grade debt and convertible securities of domestic and foreign issuers. The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. Debt obligations rated in the lowest of the top four investment grade ratings ("Baa" by Moody's and "BBB" by S&P), commonly known as "junk bonds," are considered to have some speculative characteristics and may be more sensitive to adverse economic change than higher rated securities. The Fund will sell in an orderly fashion as soon as possible any convertible and non-convertible debt securities it holds if such debt securities are downgraded below "Baa" by Moody's or below "BBB" by S&P. Foreign debt and convertible securities are generally unrated.


        Emerging Markets


        The Fund may invest no more than 5% of its assets in emerging market countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


        Forward Currency Transactions

        The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts; however, unlike futures contracts which are traded on recognized commodities exchanges, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

        The Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund "covers" a forward currency position generally by entering into an offsetting position.

        The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the Fund may not be able to contract to sell or purchase that currency at an advantageous price.

        At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

        Futures Contracts and Related Options

        The Fund may invest in futures contracts and options thereon. It may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.


        Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with the Fund's securities investments. The Fund will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). When investing in futures contracts, the Fund must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When the Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund "covers" an options or futures position generally by entering into an offsetting position. The Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in the money" at the time of purchase). An option to buy a futures contract is "in the money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in the money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of the Fund's total assets may be hedged.


        Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

        Transactions in futures as a hedging device may subject the Fund to a number of risks. Successful use of futures by the Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject the Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, the Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

        As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

        Utilization of futures transactions involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

        Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

        The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

        See Appendix B for further discussion of future contracts and options.

        Government Obligations

        The Fund may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

        Illiquid Securities

        The Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the Fund has valued the security. The Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

        Investment Company Securities

        The Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e. money market funds). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by the Fund within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against the Fund investing more than 10% of the value of its total assets in such securities.

        The Fund may invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by the Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

        SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

        The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

        Money Market Instruments

        The Fund may invest in "money market instruments," which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

        Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Fund's total assets may be invested in any one branch, and no more than 20% of the Fund's total assets at the time of purchase may be invested in the aggregate in such obligations. This limitation may be changed by the Company's Board of Directors without shareholder approval. See "Investment Limitations." Investments in time deposits are limited to no more than 5% of the value of the Fund's total assets at the time of purchase.

        Investments by the Fund in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, the Fund may acquire unrated commercial paper that is determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund.

        Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument.

        Options

        The Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such purchases would be in an amount not exceeding 5% of the Fund's net assets. Such options may relate to particular securities or to various stock and bond indices. Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

        The Fund may engage in writing covered call options (options on securities owned by the Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of its net assets. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

        When the Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

        When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. The use of covered call options is not a primary investment technique of the Fund and such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

        Options on Futures Contracts

        The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

        Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by its fundamental investment policies, the Fund does not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

        Portfolio Turnover

        The Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. (See "Additional Information Concerning Taxes").

        Real Estate Investment Trusts

        The Fund may invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

        REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

        Although the Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate. In general, real estate values are affected by a variety of factors, including: supply and demand for properties; the economic health of the country, different regions and local markets; and the strength of specific industries renting properties. An equity REIT's performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

        Changes in interest rates could affect the performance of REITs. In general, during periods of rising interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT's performance. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

        While equity REITs are affected by changes in the value of the underlying properties they own, mortgage REITs are affected by changes in the value of the properties to which they have extended credit. REITs may not be diversified and are subject to the risks involved with financing projects. REITs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

        Such factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

        Under certain circumstances, the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

        Repurchase Agreements

        The Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Fund will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Company's Board of Directors. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations described below under "Illiquid Securities." The repurchase price under a repurchase agreement generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

        Securities subject to repurchase agreements are held by the Fund's custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by the Fund under the 1940 Act.

        Securities Lending

        To increase return on its portfolio securities, the Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund exceeds 30% of the value of its total assets. When the Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.

        There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

        When-Issued and Forward Transactions

        The Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When the Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

        It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of the Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Fund does not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of its investment objectives.

        The Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

        When the Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

        The market value of the securities underlying a "when-issued" purchase or a "forward commitment" to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

                             INVESTMENT LIMITATIONS

        As described below, certain investment limitations are matters of fundamental policy. Fundamental investment limitations may be changed only by a vote of the holders of a majority of the Fund's outstanding shares. Certain of the investment limitations described below, however, are matters of operating policy. Investment limitations which are "operating policies" with respect to the Fund may be changed by the Company's Board of Directors without shareholder approval. As used herein, a "vote of the holders of a majority of the outstanding shares" of the Company or the Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company or the Fund, or (b) 67% or more of the shares of the Company or the Fund present at a meeting if more than 50% of the outstanding shares of the Company or the Fund are represented at the meeting in person or by proxy.

        The following investment limitations are fundamental with respect to the Fund. The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets;

        2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to securities issued or guaranteed by the U.S. Government; and (ii) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

        3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

        4. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

        5. Purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

        6. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge;

        7. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities or from investing in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objectives and policies, and (ii) the Fund may enter into futures contracts and futures options.

        The following investment limitations are operating policies with respect to the Fund. The Fund may not:

        8. Purchase securities on margin, make short sales of securities, or maintain a short position;

        9. Invest in companies for the purpose of exercising management or control; and

        10. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or to the extent permitted by Section 12(d) of the 1940 Act and the rules thereunder (which places limits on the amount of securities issued by another investment company that the Fund may purchase or acquire).

                                      * * *

        In addition to the investment limitations described above, the Fund may not invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

        The Fund may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks. In addition, the Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. These investment policies may be changed by the Company's Board of Directors without shareholder approval.

        The Fund currently intends to limit its investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of the Fund's net assets. For the purpose of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to be without value. The Fund also intends to refrain from entering into arbitrage transactions.

        For the purpose of Investment Limitation No. 4, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

        With respect to the Fund's fundamental Investment Limitation No. 6 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

        If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund's securities will not constitute a violation of such limitation.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DISTRIBUTOR

        Institutional Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Company's sponsor and distributor. The

Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

        At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Fund.

        In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Fund or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

PURCHASE OF SHARES

        Institutional Shares of the Fund are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Company's transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing shares in order to accommodate different types of investors.

        Institutional Shares of the Fund may be purchased directly only by qualified institutional investors ("Institutional Investors"). Institutional Investors include, but are not limited to, certain qualified and non-qualified employee benefit plans, foundations, endowments and other investors that the Adviser may determine from time to time.

REDEMPTION PROCEDURES

        Redemption requests for Institutional Investors must be transmitted to Boston Financial Data Services, Inc. ("BFDS") by telephone at (800) 881-9358 or by terminal access. No charge for wiring redemption payments to Institutional Investors is imposed by the Company. Investors may redeem all or part of their shares in accordance with any of the procedures described below.

        As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 881-9358 or P.O. Box 8529, Boston, MA 02266-8529.

        BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in proper form. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 881-9358 (from overseas, call (617) 483-7297).

        Institutional Investors may redeem shares by instructing BFDS by telephone at (800) 881-9358 or by terminal access.

        During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If Institutional Investors are unable to contact BFDS by telephone, they may also deliver the redemption request to BFDS in writing at the address noted above.

OTHER REDEMPTION INFORMATION

        The Company may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when trading on the New York Stock Exchange (the "NYSE") is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

        In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of the Fund's portfolio securities.

        The Company reserves the right to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

        Under certain circumstances, the Company may, in its discretion, accept securities as payment for shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of the Fund.

                                INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

        Investors may exchange the Fund's Institutional Shares for Institutional Shares of any portfolio of the Company or Excelsior Funds Trust. An exchange involves a redemption of all or a portion of the shares in the Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

        Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Company or Excelsior Funds Trust. However, if investors exchange Fund shares for shares of any international fund of the Company or Excelsior Funds Trust ("international shares"), such investors may be subject to a 2.00% redemption fee if they redeem or exchange their international shares within 30 days of the date of exchange of their Fund shares for international shares. See Excelsior Funds Trust's Prospectus. In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, the Company and Excelsior Funds Trust reserve the right to limit the number of exchange requests of Institutional Investors to no more than six per year. The Company may also refuse an exchange request if it determines that such exchange would not be in the best interests of the Fund or its shareholders.

        For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

RETIREMENT PLANS

        Shares are available for purchase by Institutional Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

    . IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

    . Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

    .   Keogh Plans for self-employed individuals.

        Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 881-9358 (from overseas, call (617) 483-7297).

                          DESCRIPTION OF CAPITAL STOCK

        The Company's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Company into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Company's authorized common stock is currently classified into 47 series of shares representing interests in 19 investment portfolios.

        Each share in the Fund represents an equal proportionate interest in the Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Company's Board of Directors.

        Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Fund, its shareholders are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of the Company's portfolios, of any general assets of the Company not belonging to any particular portfolio of the Company which are available for distribution. In the event of a liquidation or dissolution of the Company, its shareholders will be entitled to the same distribution process.

        Shareholders of the Company are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Company's shares may elect all of the Company's directors, regardless of votes of other shareholders.

        Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to class.

        The Company's Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of the Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund to be redeemed at their net asset value; or (c) combine the assets belonging to the Fund with the assets belonging to another portfolio of the Company, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of the Fund to be redeemed at their net asset value or converted into shares of another class of the Company's common stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

        Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

        Certificates for shares will not be issued unless expressly requested in writing to BFDS and will not be issued for fractional shares.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

        The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, none of the Company's directors is deemed an "interested person" of the Company as defined in the 1940 Act.


                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
         Age(1)               Companies      Served(2)          During Past 5 Years            Member(3)             Member(4)
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------

DIRECTORS

Frederick S. Wonham         Director,       Since 1995   Retired; Chairman of the Boards          31        Vice Chairman of U.S.
  Age:  71                  Chairman of                  and Director (since 1997) and                      Trust Corporation and
                            the Board                    President and Treasurer (1995 to                   U.S. Trust New York
                                                         February 2002) of Excelsior Fund                   (from February 1990
                                                         and Excelsior Tax-Exempt Fund;                     until September
                                                         Chairman of the Board and Trustee                  1995); and Chairman,
                                                         (since 1997), President and                        U.S. Trust Company
                                                         Treasurer (1995 to February 2002)                  (from March 1993 to
                                                         of Excelsior Funds Trust.                          May 1997).

                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
         Age(1)               Companies      Served(2)          During Past 5 Years            Member(3)             Member(4)
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------

Rodman L. Drake             Director        Since 1994   Director of Excelsior Fund and           31        Director, Parsons
  Age:  60                                               Excelsior Tax-Exempt Fund (since                   Brinkerhoff, Inc.
                                                         1996); Trustee of ExcelsiorF                       (engineering firm)
                                                         Funds Trust (since 1994);                          (since 1995);
                                                         President, Continuation                            MetroCashcard
                                                         Investments Group, Inc. (since                     International, Inc.
                                                         1997); President, Mandrake Group                   (since 1999);
                                                         (investment and consulting firm                    Director,
                                                         (1994-1997).                                       Hotelvision, Inc.
                                                                                                            (since 1999);
                                                                                                            Director, Alliance
                                                                                                            Group Services, Inc.
                                                                                                            (since 1998);
                                                                                                            Director, Clean Fuels
                                                                                                            Technology Corp.
                                                                                                            (since 1998);
                                                                                                            Director, Absolute
                                                                                                            Quality Inc. (since
                                                                                                            2000); Director,
                                                                                                            Hyperion Total Return
                                                                                                            Fund, Inc. and three
                                                                                                            other funds for which
                                                                                                            Hyperion Capital
                                                                                                            Management, Inc.
                                                                                                            serves as investment
                                                                                                            adviser (since 1991);
                                                                                                            Director, The Latin
                                                                                                            American Smaller
                                                                                                            Companies Fund, Inc.
                                                                                                            (from 1993 to 1998).

Mel Hall                    Director        Since 2000   Director of Excelsior Fund and           31        None
  Age:  58                                               Excelsior Tax-Exempt Fund (since
                                                         July 2000); Trustee of Excelsior
                                                         Funds Trust (since July 2000);
                                                         Chief Executive Officer,
                                                         Comprehensive Health Services,
                                                         Inc. (health care management and
                                                         administration).

Roger M. Lynch              Director           Since     Retired; Director of Excelsior           31        Director, SLD
  Age:  62                                   September   Fund and Excelsior Tax-Exempt                      Commodities, Inc.
                                               2001      Fund and Trustee of Excelsior                      (importer of nuts)
                                                         Funds Trust (since September                       (since 1991);
                                                         2001); Chairman of the Board of                    Chairman, Goldman
                                                         Trustees of Fairfield University                   Sachs Money Markets,
                                                         (since 1996); President,                           Inc. (from 1982 to
                                                         Corporate Asset Funding Co., Inc.                  1986).
                                                         (asset securitization) (from 1987
                                                         to 1999); General Partner (from
                                                         1980 to 1986) and Limited Partner
                                                         (from 1986 to 1999), Goldman
                                                         Sachs & Co.

                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
         Age(1)               Companies      Served(2)          During Past 5 Years            Member(3)             Member(4)
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------

Jonathan Piel               Director        Since 1994   Director of Excelsior Fund and           31        Director, Group for
  Age:  64                                               Excelsior Tax-Exempt Fund (since                   the South Fork,
                                                         1996); Trustee of Excelsior Funds                  Bridgehampton, New
                                                         Trust (since 1994).                                York (since 1993);
                                                                                                            and Member, Advisory
                                                                                                            Committee, Knight
                                                                                                            Journalism
                                                                                                            Fellowships,
                                                                                                            Massachusetts
                                                                                                            Institute of
                                                                                                            Technology (since
                                                                                                            1984).

OFFICERS

James L. Bailey             President          Since     Executive Vice President of              N/A       N/A
  114 West 47th Street                       May 2003    U.S. Trust Corporation and U.S.
  New York, NY 10036                                     Trust New York (since January
  Age:  57                                               2003); President, Excelsior
                                                         Fund, Excelsior Tax-Exempt Fund
                                                         and Excelsior Funds Trust
                                                         (since May 2003); Consultant in
                                                         the financial services industry
                                                         (from August 2000 to January
                                                         2003); Executive Vice President
                                                         of Citicorp (1992 to August
                                                         2000).

Brian Schmidt               Vice            Since 2001   Senior Vice President, U.S. Trust        N/A       N/A
  225 High Ridge Road       President,                   Company (since 1998); Vice
  Stamford, CT 06905        Chief                        President, U.S. Trust Company
  Age:  44                  Financial                    (from 1996-1998); Vice President,
                            Officer and                  Chief Financial Officer and
                            Treasurer                    Treasurer, Excelsior Fund,
                                                         Excelsior Tax-Exempt Fund and
                                                         Excelsior Funds Trust (since
                                                         February 2001); Chief Financial
                                                         Officer, Excelsior Venture
                                                         Investors III, LLC and
                                                         Excelsior Venture Partners III,
                                                         LLC (since 2001); Chief
                                                         Financial Officer, Excelsior
                                                         Private Equity Fund II, Inc.
                                                         (since 1997) and UST Private
                                                         Equity Fund, Inc. (since 1995).

Frank Bruno                 Vice            Since 2001   Vice President, U.S. Trust               N/A       N/A
  225 High Ridge Road       President and                Company (since 1994); Vice
  Stamford, CT 06905        Assistant                    President and Assistant
  Age:  43                  Treasurer                    Treasurer, Excelsior Fund,
                                                         Excelsior Tax-Exempt
                                                         Fund and Excelsior Funds Trust
                                                         (since February 2001);
                                                         Treasurer, Excelsior Venture
                                                         Investors III, LLC and
                                                         Excelsior Venture Partners III,
                                                         LLC (since 2001), Excelsior
                                                         Private Equity Fund II, Inc.
                                                         (since 1997) and UST Private
                                                         Equity Fund, Inc. (since 1995).

Joseph Leung                Vice               Since     Vice President, U.S. Trust               N/A       N/A
  225 High Ridge Road       President and    May 2003    Company (since March 2003); Vice
  Stamford, CT  06905       Assistant                    President and Assistant
  Age:  37                  Treasurer                    Treasurer, Excelsior Fund,
                                                         Excelsior Tax-Exempt
                                                         Fund and Excelsior Funds Trust
                                                         (since May 2003); Vice
                                                         President of Merrill Lynch &
                                                         Co. (from 2000 to 2002);
                                                         Treasurer, Vice President and
                                                         Chief Accounting Officer of
                                                         Midas Funds, Bexil Fund, Tuxis
                                                         Fund, Global Income Fund


                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
         Age(1)               Companies      Served(2)          During Past 5 Years            Member(3)             Member(4)
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------

                                                         and Winmill & Co. Incorporated
                                                         (from 1995 to 2000).

Alison Baur                 Secretary        Since May   Vice President, Charles Schwab &         N/A       N/A
  101 Montgomery Street                        2003      Co., Inc. (since 1999);
  San Francisco, CA  94104                               Secretary, Excelsior Fund,
  Age:  39                                               Excelsior Tax-Exempt Fund and
                                                         Excelsior Funds Trust (since May
                                                         2003); Associate General Counsel,
                                                         Grantham, Mayo, Van Otterloo &
                                                         Co. LLC (1997-1999).

Lee Wilcox                  Assistant       Since June   Employed by SEI Investments since        N/A       N/A
  530 E. Swedesford Road    Treasurer          2002      June 2002.  Director of Fund
  Wayne, PA  19087                                       Accounting, SEI Investments since
  Age:  44                                               June 2002.  Senior Operations
                                                         Manager of Deutsche Bank Global
                                                         Fund Services (2000-2002),
                                                         PricewaterhouseCoopers LLP
                                                         (1995-2000), United States Army
                                                         (1982-1992).

Timothy D. Barto            Assistant       Since 2001   Employed by SEI Investments since        N/A       N/A
  One Freedom Valley Drive  Treasurer                    October 1999.  Vice President and
  Oaks, PA  19456                                        Assistant Secretary of SEI
  Age: 35                                                Investments since December 1999.
                                                         Associate at Dechert, Price &
                                                         Rhoads (1997-1999).  Associate at
                                                         Richter, Miller and Finn
                                                         (1993-1997).


-------------------------

(1) Each director may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2) Each director shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of July 29, 2003, the Excelsior Funds Complex consisted of 31 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5) Mr. Gomory retired from the Board of Directors/Trustees of the Excelsior Funds Complex on January 23, 2003.

        The Board has an Audit Committee that meets annually to review the Company's financial statements with the independent accountants and to report on its findings to the Board. The members of the Committee are Frederick S. Wonham, Rodman L. Drake, Mel Hall, Roger M. Lynch and Jonathan Piel. The Committee met on time during the fiscal year ended March 31, 2003.

        The Company's Board has a Nominating Committee consisting of Messrs. Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Company's Board in the event a position is vacated or created. The Nominating Committee did not meet during the Company's fiscal year ended March 31, 2003. The Nominating Committee will consider nominees recommended by the Company's shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company.

        Effective September 5, 2001, each director receives an annual fee of $15,000 from each of the Company and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from each of the Company and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional annual fee of $7,500 from each of the Company and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each receive $1,000 per annum from each of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee. Prior to September 5, 2001, each director received an annual fee of $9,000 from each of the Company and Excelsior Tax-Exempt Fund and $4,000 from Excelsior Funds Trust plus a per-Company meeting fee of $1,500 from each of the Company and Excelsior Tax-Exempt Fund and $250 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred in attending meetings. The Chairman of the Board of each Company was entitled to receive an additional $5,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for services in such capacity. In addition, Messrs. Drake and Piel each received $2,000 per annum for their services on the Nominating Committee. The employees of U.S. Trust Company and SEI do not receive any compensation from the Company for acting as officers of the Company.

        The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2002./1/


----------

/1/ Fund Complex means the Company, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust.

                                                                                    Aggregate Dollar Range of Equity
                                                                                      Securities in All Registered
                                                                                    Investment Companies Overseen or
                                                                                      to be Overseen by Director or
                                                                                     Nominee in Family of Investment
       Name of Director          Dollar Range of Equity Securities in each Fund                 Companies
------------------------------- -------------------------------------------------- ------------------------------------

Frederick S. Wonham             Blended Equity Fund         $10,001 - 50,000                  over $100,000
                                Val & Restruct. Fund        over $100,000
                                International Fund          $10,001 - 50,000


Rodman L. Drake                 Biotechnology Fund          $1 - 10,000                        $1 - 10,000


Morrill Melton Hall, Jr.        Managed Income Fund         $1 - 10,000                     $10,001 - 50,000
                                Biotechnology Fund          $1 - 10,000
                                ST Government Fund          $1 - 10,000
                                Val & Restruct. Fund        $10,001 - 50,000
                                Blended Equity Fund         $1 - 10,000
                                Small Cap Fund              $1 - 10,000
                                Energy & Nat Fund           $10,001 - 50,000
                                Real Estate Fund            $1 - 10,000
                                Gov't. Money Fund           $1 - 10,000
                                International Fund          $10,001 - 50,000


Roger M. Lynch                                        None                                        None


Jonathan Piel                   Money Fund                  $1 - 10,000                       over $100,000
                                Managed Income Fund         $10,001 - 50,000
                                 IT Managed Inc. Fund       $50,000 - 100,000


        As of July 29, 2003, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.


        The following chart provides certain information about the fees received by the Company's directors in the most recently completed fiscal year.

                                                                                                     TOTAL COMPENSATION
                                  AGGREGATE         PENSION OR RETIREMENT     ESTIMATED ANNUAL      FROM THE COMPANY AND
                              COMPENSATION FROM      BENEFITS ACCRUED AS       BENEFITS UPON        FUND COMPLEX*PAID TO
 NAME OF PERSON/POSITION         THE COMPANY        PART OF FUND EXPENSES        RETIREMENT              DIRECTORS
-------------------------     -----------------     ---------------------     ----------------     ----------------------
Rodman L. Drake
Director                      $          29,500             None                     None          $               71,000/(3)/**

Ralph E. Gomory***            $          27,500             None                     None          $               66,000/(3)/**

Roger M. Lynch                $          27,500             None                     None          $               66,000/(3)/**

Jonathan Piel
Director                      $          27,500             None                     None          $               66,000/(3)/**

Mel Hall
Director                      $          27,500             None                     None          $               66,000/(3)/**

Frederick S. Wonham
Chairman of the Board         $          35,000             None                     None          $               86,000/(3)/**


---------
* The "Fund Complex" consists of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust.

** Number of investment companies in the Fund Complex for which director served as director or trustee.


***     Mr. Gomory retired from the Board as of January 23, 2003.


INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS


        United States Trust Company of New York and U.S. Trust Company, N.A. (together, "U.S. Trust" or the "Adviser") serve as co-investment advisers to the Fund, subject to the general supervision and guidance of the Board of Directors of the Company. On June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A. In the Investment Advisory Agreement, the Adviser has agreed to provide the services described in the Prospectus. The Adviser provides investment advisory services through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the agreement other than the cost of securities, including brokerage commissions, purchased for the Fund.


        Prior to May 31, 2001, U.S. Trust served as investment adviser to the Fund pursuant to an advisory agreement substantially similar to the Investment Advisory Agreement currently in effect for the Fund.

        For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of the Fund.


        The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by the Fund to keep the Fund's net annual operating expenses from exceeding the percentage stated in the "Annual Fund Operating Expenses" section of the Fund's prospectus. The waiver may not be terminated before March 31, 2004.

        For the fiscal years ended March 31, 2003, 2002 and 2001, the Fund paid the Adviser fees for advisory services as follows:


     FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
      MARCH 31, 2003              MARCH 31, 2002            MARCH 31, 2001
     -----------------          -----------------          -----------------
     $       9,171,181          $      11,740,383          $       8,305,100

        For the fiscal years ended March 31, 2003, 2002 and 2001, the Adviser's waivers reduced advisory fees by the following:

     FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
      MARCH 31, 2002              MARCH 31, 2001            MARCH 31, 2000
     -----------------          -----------------          -----------------
     $       1,718,740          $         954,672          $         874,665

        At a meeting held on July 29, 2003, the Board of Directors of the Company, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act), approved the continuation of the Company's Investment Advisory Agreement with the Adviser with respect to the Fund, for an additional one-year period. In connection with such approvals, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to the Fund and the Adviser's experience and qualifications. The directors considered, in particular, the Fund's fee structure, including the Fund's operating expense ratios and the Adviser's fee waivers and expense reimbursements; the profitability to the Adviser of its services to the Company; the brokerage and research services received in connection with the placement of brokerage transactions for the Fund; possible economies of scale; other compensation or possible benefits to the Adviser arising from its relationship with the Company; and a comparison of fees charged by the Adviser with fees charged to similar clients. The directors also considered the personnel and resources of the Adviser, the overall nature and quality of the Adviser's services and the specific provisions of the Investment Advisory Agreement.


        Among other items, the directors also reviewed and considered a Lipper report comparing: (i) the performance of the Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual management fee for the Fund with that of funds with the same investment classification; (iii) the expenses for the Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (contractual management fees and actual management fees) for the Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets).

        After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Companies. The Board of Directors also concluded that based on the services that the Adviser would provide to the Company under the Investment Advisory Agreement and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to the Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Fund to continue the Investment Advisory Agreement with the Adviser for an additional one-year period.

        The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the agreement, except that United States Trust Company of New York and U.S. Trust Company, N.A. shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

        U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles
R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served
8.0 million active accounts with $798.2 billion in customer assets.

        SEI, Federated Services Company (an affiliate of the Distributor) and U.S. Trust Company, N.A. (together, the "Administrators") serve as the Company's administrators and provide the Fund with general administrative and operational assistance. SEI replaced Chase Global Funds Services Company ("CGFSC") as one of the Company's Administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the "Administration Agreement"). Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset value, net income and realized capital gains or losses, if any, of the Fund. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing share purchase and redemption orders, maintain the Fund's financial accounts and records, and generally assist in the Fund's operations.


        The Administrators also provide administrative services to the other investment portfolios of the Company and to all of the investment portfolios of Excelsior Tax-Exempt Fund and Excelsior Funds Trust which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (except for the international portfolios of the Company and Excelsior Funds Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of the Company and Excelsior Funds Trust) as follows:

           COMBINED AGGREGATE AVERAGE DAILY NET ASSETS OF THE COMPANY, EXCELSIOR TAX-EXEMPT FUND AND EXCELSIOR FUNDS TRUST (EXCLUDING THE INTERNATIONAL PORTFOLIOS OF THE COMPANY AND EXCELSIOR FUNDS TRUST)
       ------------------------------------------------------------------

                                                                   ANNUAL FEE
                                                                   ----------
        First $200 million.....................................         0.200%
        Next $200 million......................................         0.175%
        Over $400 million......................................         0.150%


        Administration fees payable to the Administrators by each portfolio of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by the Fund, which waivers may be terminated at any time. For the fiscal year ending March 31, 2004, U.S. Trust Company, N.A. has voluntarily agreed to waive 0.04% of its administration fee.

        For the fiscal years ended March 31, 2003, 2002 and 2001, the Fund paid the following for administration fees:

     FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
      MARCH 31, 2003              MARCH 31, 2002            MARCH 31, 2001
     -----------------          -----------------          -----------------
     $       2,018,352          $       2,521,903          $       2,141,340

        For the fiscal years ended March 31, 2003, 2002 and 2001, the Administrators waived the following administration fees:

     FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
      MARCH 31, 2003              MARCH 31, 2002            MARCH 31, 2001
     -----------------          -----------------          -----------------
     $         751,115          $         696,039          $         184,201


SHAREHOLDER ORGANIZATIONS


        The Company will enter into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their customers who beneficially own the Fund's Institutional Shares in consideration for the Fund's payment of not more than the annual rate of 0.25%, of the average daily net assets of the Fund's shares beneficially owned by customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; (d) providing periodic statements showing a customer's account balances and confirmations of transactions by the customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Company to customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise customers of any fees that they may charge in connection with a customer's investment.

        The Company's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by the Company. Pursuant to the Plan, the Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

        Any material amendment to the Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Company's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Company's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such Disinterested Directors.


        For the fiscal year ended March 31, 2003, the Company made payments to Shareholder Organizations in the following amounts:

                                                  AMOUNTS PAID TO AFFILIATES
                                  TOTAL PAID            OF U.S. TRUST
                                  -----------     --------------------------
Value and Restructuring Fund      $ 4,321,344             $      1,209,724


EXPENSES

        Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Fund bears the expenses incurred in its operations. Expenses of the Fund include: taxes; interest; fees (including fees paid to the Company's directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

CUSTODIAN AND TRANSFER AGENT

        J.P. Morgan Chase Bank ("J.P. Morgan Chase"), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as custodian of the Fund's assets. Under the Custodian Agreement, J. P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Company's Board of Directors concerning the Fund's operations. J. P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Fund with other banks or trust companies, provided that J. P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase Bank, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.


        State Street Bank and Trust Company ("State Street") serves as the Fund's transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem shares; (ii) address and mail all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Company's Board of Directors concerning the Fund's operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out of pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.


        State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).


                             PORTFOLIO TRANSACTIONS

        Subject to the general control of the Company's Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Fund.

        The Fund may engage in short-term trading to achieve its investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Fund's portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For the fiscal year ended March 2002, the portfolio turnover rate for the Fund was 8%.

        Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In executing portfolio transactions for the Fund, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act. The Adviser may also take into account the sale of Fund shares in allocating brokerage transactions.


        During the last three fiscal years, the Company paid brokerage commissions on behalf of the Fund as shown in the table below:



                                                                                            % OF TOTAL
                                                                                             AMOUNT OF
                                                            TOTAL                         TRANSACTION ON
                                                          BROKERAGE        % OF TOTAL          WHICH
                                                         COMMISSIONS      COMMISSIONS       COMMISSIONS
                                     TOTAL BROKERAGE       PAID TO        PAID TO UST      WERE PAID TO
                                       COMMISSIONS       AFFILIATED        SECURITIES     UST SECURITIES
                                           PAID            PERSONS           CORP./1/         CORP./1/
                                     ---------------     -----------      -----------     --------------
Fiscal year ended March 31, 2003:    $   1,764,714       $    0                0                0

Fiscal year ended March 31, 2002:    $   1,272,760       $    0                0                0

Fiscal year ended March 31, 2001:    $   2,081,580       $    0                0                0


---------
/1/     UST Securities Corporation is an affiliate of the Adviser.


        Transactions in domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over the counter transactions, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.


        The Investment Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Company, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

        In addition, the Investment Advisory Agreement authorizes the Adviser, to the extent permitted by law and subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Fund to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

        Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Fund. Such information may be useful to the Adviser in serving the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund.


        During the fiscal year ended March 31, 2003, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:

        AMOUNT OF TRANSACTIONS                 RELATED COMMISSION
        ----------------------                 ------------------
                  $19,982,979                       $59,862


        Portfolio securities will not be purchased from or sold to the Adviser, Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

        Investment decisions for the Fund are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.


        The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the close of the most recent fiscal year. As of March 31, 2003, the Fund held the following securities of the Company's regular brokers or dealers or their parents: corporate bonds issued by J.P. Morgan Chase Bank with a principal amount of $437,000; common stock issued by Lehman Brothers, Inc. with a principal amount of 31,762,000; common stock issued by J.P. Morgan Chase Bank with a principal amount of $23,710,000; and common stock issued by Morgan Stanley Dean Witter, Inc. with a principal amount of 21,859,000.


                               PORTFOLIO VALUATION


        Assets in the Fund which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded only on over the counter markets are valued on the basis of closing over the counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. An option or futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by the Company's Board of Directors.

        Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time where value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with guidelines adopted by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Fund may be traded on foreign exchanges or over the counter markets on days which are not Business Days. In such cases, the net asset value of the shares may be significantly affected on days when investors can neither purchase nor redeem the Fund's shares. The Company's administrators have undertaken to price the securities in the Fund's portfolio, and may use one or more independent pricing services in connection with this service.


        SEI and the Adviser will use the following procedures to determine the fair value of securities subject to significant price changes or that are unpriced. If SEI and the Adviser agree that the quoted price of a security is suspect, the price of a security will be determined as follows: SEI will refer to at least two independent brokers from whom it will obtain a price for the security. SEI will average the two prices and inform the Adviser of the new price. That price will be used unless SEI and the Adviser believe it is suspect. In addition, securities for which market quotations are not readily available will be valued at their "fair value" by SEI. For this purpose, "fair value" shall mean a price which, considering the factors listed below and such other information as it believes relevant, SEI and the Adviser estimate it could receive in cash within 7 days were the securities to be sold. Such value will be cost if SEI and the Adviser determine such valuation is appropriate after considering the factors listed below. SEI and the Adviser shall monitor on a daily basis market changes that may affect such valuation. At the next regularly scheduled meeting of the full Board of Directors each valuation will be ratified or amended as appropriate. The following are among the factors SEI and the Adviser shall consider when determining the "fair value" of a security for which market quotations are not readily available: (a) the fundamental analytical data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is purchased and sold; (c) special reports prepared by analysts; (d) information as to any transactions or offers with respect to the security; and (e) the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant matters. If, notwithstanding the foregoing procedure, SEI and the Adviser believe that the new price is suspect, or believe that a security priced at cost should be re-evaluated, the Adviser shall so inform the Company's Secretary and a meeting of the Company's Board of Directors shall be called to determine what actions should be taken.

                              INDEPENDENT AUDITORS


        Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Company. The Financial Highlights for the Fund's Shares class included in the Prospectus and the financial statements for the fiscal year ended March 31, 2003 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their report thereon which appears therein.


                                     COUNSEL


        Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.


                     ADDITIONAL INFORMATION CONCERNING TAXES

        The following supplements the tax information contained in the Prospectus.

        For federal income tax purposes, the Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, the Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as dividend income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

        A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

        Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

        The Fund will be required in certain cases to withhold and remit to the U.S. Treasury as backup withholding 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is provided.

        The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

                             PERFORMANCE INFORMATION

        The Fund may advertise the "average annual total return (before taxes)" for its shares. Such total return figure reflects the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-year period, and may be given for other periods as well (such as from the commencement of the Fund's operations, or on a year-by-year basis). The average annual total return (before taxes) is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                             T = [(ERV)[TO THE POWER OF]1/n - 1]
                                   ---
                                    P

                Where:  T =     average annual total return.

                        ERV =   ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

                        P =     hypothetical initial payment of $1,000.

                        n = period covered by the computation, expressed in years.

        The Fund may also advertise the "aggregate total return" for its shares for various periods, representing the cumulative change in the value of an investment in the Fund for the specific period. The aggregate total return is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. Aggregate total returns do not reflect the effect of taxes paid by shareholders on Fund distributions or redemption of Fund shares. The formula for calculating aggregate total return is as follows:

                      Aggregate Total Return = [(ERV)] - 1
                                                 ---
                                                  P

        The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

        Institutional Shares of the Fund have not yet commenced operations as of the date of this Statement of Additional Information and have no performance history. Accordingly, the performance information presented below is for another class of shares (Shares) that would have substantially similar annual returns because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.


        Based on the foregoing calculations, the average annual total returns for the Shares Class of the Fund for the one-year, 5-year and 10-year periods ended March 31, 2003, were as follows:


                  AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)*


     FOR THE YEAR         FOR THE 5 YEARS       FOR THE 10 YEARS
    ENDED 3/31/03          ENDED 3/31/03         ENDED 3/31/03
    -------------         ---------------       ----------------
           (27.13)%                  0.71%                 13.59%


*     Commenced operations on December 31, 1992

           AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)


     FOR THE YEAR         FOR THE 5 YEARS       FOR THE 10 YEARS
    ENDED 3/31/03          ENDED 3/31/03         ENDED 3/31/03
    -------------         ---------------       ----------------
           (27.27)%                  0.41%                 12.99%


   AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)


     FOR THE YEAR         FOR THE 5 YEARS       FOR THE 10 YEARS
    ENDED 3/31/03          ENDED 3/31/03         ENDED 3/31/03
    -------------         ---------------       ----------------
           (17.64)%                  0.45%                 11.47%

        Based on the foregoing calculations, the aggregate annual total returns for the Shares Class of the Fund for the 5-year, 10-year and since inception periods ended March 31, 2003, were as follows:


                         AGGREGATE ANNUAL TOTAL RETURNS*


                                                    FOR THE SINCE
       FOR THE 5 YEARS       FOR THE 10 YEARS      INCEPTION PERIOD
        ENDED 3/31/03         ENDED 3/31/03         ENDED 3/31/03
       ---------------       ----------------      ----------------
                3.59%                  257.74%               294.03%


*       Commenced operations on December 31, 1992

        "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., dividend or ordinary income rate for dividends or ordinary income distributions, as applicable, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

        "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., dividend or ordinary income rate for dividends or ordinary income distributions, as applicable, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

        The Fund may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

        The total return of shares of the Fund may be compared to that of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Fund may be compared to data prepared by Lipper, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. The total return of the Fund also may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of common stocks of 500 companies, most of which are listed on the NYSE, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of the Fund's performance, including, without limitation, those factors, strategies and techniques that, together with market conditions and events, materially affected the Fund's performance.

        The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.

The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

        Performance will fluctuate and any quotation of performance should not be considered as representative of the Fund's future performance. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, operating expenses, and market conditions.


                             PROXY VOTING PROCEDURES

        The Board of Directors has delegated the responsibility to vote proxies to the Adviser, subject to the Board's oversight. The Adviser's policies, which follow, are reviewed periodically, and, accordingly are subject to change. The Adviser has established a proxy committee to oversee the voting of proxies. The Proxy Committee is responsible for the review of proxies related to shareholdings in U.S. Trust accounts and forming recommendations for voting proxy resolutions. The Proxy Committee policies, procedures and voting recommendations are based entirely upon considerations of investment value and the financial interests of account principals and beneficiaries.

        Wherever possible, the Adviser relinquishes to the account principal the voting proxy for Charles Schwab securities held in a U.S. Trust account. The principal may designate a co-trustee, or any other person authorized by the governing instrument, to vote the shares.

        The Proxy Committee has determined that U.S. Trust's voting policy is summarized by the following:

    1. U.S. Trust votes in accordance with the views and recommendations of corporate management on routine issues related to domestic and international equities. Routine issues are defined in Appendix C.

    2. On non-routine issues, U.S. Trust's own policies and procedures will apply and votes shall be cast accordingly. U.S. Trust's own policies are defined in Appendix D.

    3. When a voting issue arises that is not routine or is not specifically enumerated in the U.S. Trust policy, U.S. Trust will vote in accordance with the view of the company's management.

    4. It is the responsibility of U.S. Trust's analysts and investment professionals to highlight potentially significant proxy issues -in the companies we own and follow and to suggest voting recommendations to the Proxy Committee based upon their in-depth knowledge of the company and the issues involved. In addition, the contributions from investment professionals throughout U.S. Trust should not be limited to routine and non-routine issues solely, and encompass other issues that have an impact on the corporate governance of these companies.

    5. In the event that the Proxy Committee determines that it is in the best interests of clients to depart from the objective policies set forth in Paragraphs 1-3 above, and it determines, based upon a variety of factors reflected in procedures that the Proxy Committee has adopted, that a proposed vote would raise a conflict of interest issue, the Proxy Committee shall present such issue to an independent group. Such presentation shall include all relevant information regarding the matter to be voted on and the nature of the conflict. The independent group shall direct the Proxy Committee as to the proper course of action.

        In addition, the U.S. Trust Proxy committee utilizes the services of Institutional Shareholder Services (ISS) for research and proxy handling. ISS's research and input on issues is available to the committee and may be utilized as the committee seeks to address or challenge ourselves on specific corporate issues.


                                 CODE OF ETHICS

        The Company, U.S. Trust New York, U.S. Trust Company, N.A. and the Distributor have adopted codes of ethics that allow for personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

                              FINANCIAL STATEMENTS


        The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2003 (the "2003 Annual Report") for the Fund's Shares class are incorporated in this Statement of Additional Information by reference. No other parts of the 2003 Annual Report are incorporated by reference herein. The financial statements included in the 2003 Annual Report for the Fund have been audited by the Company's independent auditors, Ernst & Young LLP, whose report thereon also appears in the 2003 Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on their report given on their authority as experts in accounting and auditing. Additional copies of the 2003 Annual Report may be obtained at no charge by telephoning BFDS at (800) 446-1012.


                                  MISCELLANEOUS

        As used herein, "assets allocable to the Fund" means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio of the Company. In determining the Fund's net asset value, assets allocable to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Company's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to the Fund, are conclusive.


        As of June 30, 2003, U.S. Trust and its affiliates held of record 85.75% of the outstanding shares of the Value and Restructuring Fund, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

        As of June 30, 2003, the name, address and percentage ownership of each person that owned beneficially 5% or more of the outstanding shares of the Fund were as follows: Dallas Methodist Hospital Foundation, PO Box 655999, Dallas, Texas 75265, 14.25%.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

        A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

        "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

        "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

        Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

        "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

        "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        "Not Prime" - Issuers do not fall within any of the Prime rating categories.

        Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

        "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

        "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

        "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

        "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

        "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

        "D" - Securities are in actual or imminent payment default.

LONG-TERM CREDIT RATINGS

        The following summarizes the ratings used by Standard & Poor's for long-term issues:

        "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

        "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

        "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        The following summarizes the ratings used by Moody's for long-term debt:

        "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

        "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

        The following summarizes long-term ratings used by Fitch:

        "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

        "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

        "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

        "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

        "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

        "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

        "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

        Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

        PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC."

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

        CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

        Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

        .       Positive means that a rating may be raised.
        .       Negative means that a rating may be lowered.
        .       Stable means that a rating is not likely to change.
        .       Developing means a rating may be raised or lowered.
        .       N.M. means not meaningful.

MOODY'S

        Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

        Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

        Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

        Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

        A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

        "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

        "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

        "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

        In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

        "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

        "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

        "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

        "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

        Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

        A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

        Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

        Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

        The Fund may enter into futures contacts and options. Such transactions are described in this Appendix.

I.      INTEREST RATE FUTURES CONTRACTS.

        Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

        The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

        Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

        Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

        Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

        A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.     STOCK INDEX FUTURES CONTRACTS.

        General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

        The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

        In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.    FUTURES CONTRACTS ON FOREIGN CURRENCIES.

        A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.     MARGIN PAYMENTS.

        Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

        There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

        Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

        In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

        Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

        Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

        Successful use of futures by the Fund is also subject to the Fund's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.     OPTIONS ON FUTURES CONTRACTS

        The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

        Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.    ACCOUNTING AND TAX TREATMENT.

        Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

        Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "markmarket." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

        Certain foreign currency contracts entered into by the Fund may be subject to the "mark-to-market" process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

        Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the markmarket or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

        Under the federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income must be derived from gains realized on the sale or other disposition of securities held for less than three months. With respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the markmarket rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                           APPENDIX C - ROUTINE ISSUES

                   The following items are defined as routine:

1.      Ratification of Auditors

2.      Change Date/Location of Annual Meeting

3.      Amend Articles/Charter - General Matters

4.      Change Company Name

5.      Classification of the Board of Directors

6.      Approval of Stock Splits/Reverse Splits

7.      Reduction of authorized common stock

8.      Increase in capital stock for shareholder rights plan

9.      Reduction of authorized preferred stock

10.     Issuance of shares in connection with an acquisition

11.     Formation of a holding company

12.     Amend Charter/ByLaws to include or remove anti-takeover provisions

13.     Eliminating the right to act by written consent

14.     Removing directors for cause

15.     Adopt/increase or reduce supermajority vote requirement

16.     Adopt or amend shareholder rights plan

17.     Eliminating the right to call a special meeting

18.     Renewal of shareholder rights plan

19.     Establishing term limits for directors

20.     Requiring two candidates for each board seat

21.     Confidential voting

22.     Discretionary voting of unmarked proxies

23.     Special reports on charitable/political contributions and activities

24.     Increasing or decreasing the number of directors

25.     Electing directors (excepting merger or contested)

26.     Shareholder proposals not Identified in Appendix D

         APPENDIX D - U.S. TRUST VOTING POLICIES FOR NON-ROUTINE ISSUES

        Many investment position/shareholders' rights voting questions are routine and recurring. To increase the efficiency of review and response to such questions, the Proxy Committee has adopted the following paragraphs as statements of U.S. Trust's policies on such recurring matters. Proxy questions will continue to be reviewed individually, but record memoranda of voting will refer to the relevant policy paragraph, whenever possible, rather than reiterating the policy in each case.

Paragraph 1 - Management proposals against cumulative voting for the election of directors

        Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or few, or all directors on a multi-candidate slate. This provision may facilitate the election of minority representatives to the board and can be significant in proxy contests and is often used by dissidents. While used predominantly at the turn of the 20th century, this practice is now relatively rare. U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We also believe strongly that all directors of any corporation should represent the shareholder interests. Furthermore, we assert that corporate managements often operate with the shareholder best interests in mind when selecting directors. Thus, our voting policy on management proposals against cumulative voting for the election of directors is to vote with management.

Paragraph 2 - Management proposals for extinguishing shareholder preemptive rights

        Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of a new issue of stock in the class they own, in an amount equal to the percentage of the class they already own. Our policy on management proposals to cancel shareholder preemptive rights to subscribe to new issues of equity-based securities is based broadly upon historical management actions as stewards of the shareholder. For companies having large, actively-traded equity capitalizations, we, as well as corporate managements agree with cancellation of preemptive rights. Individual shareholders proportionate ownership in such cases is not a material financial consideration and increased or maintained ownership may easily be obtained by market purchases. The additional expenses incurred in a rights offering of new securities, including the necessary discount under the prevailing market price, may be comparatively significant. However, in the long term, greater financing flexibility and reduced expenses afforded by not having preemptive rights are more in the interest of shareholders than the less meaningful property right to maintain proportionate ownership. Companies with smaller, less actively traded equity capitalizations, generally do not have the same financing flexibility as those companies aforementioned. Considering the former, in such cases, if management deems it prudent to extinguish such rights, then we support the viewpoint of management.

Paragraph 3 - Management proposals to establish or amend various forms of incentive compensation plans and retirement or severance benefits for key employees.

        U.S. Trust, supports effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. Stock option awards to key executives, including "stock appreciation rights" or "contingent credits" are generally only applied to a small number of management employees within an organization who are presumed to exercise functions and responsibilities that measurably affect the operating and financial performance of the corporation. These awards act as incentives for such key employees in improving the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors compensation or special committee evaluating such plans.

Paragraph 4 - Management proposals for establishing or amending employee savings, employee stock ownership plans or investment plans.

        U.S. Trust believes that employee savings plans, including ESOP's (employee stock ownership plans) and ESPP's (employee stock purchase plans) among various other types of employee savings plans, are constructive in building employee ownership and loyalty of and to organizations, as well as driving corporate performance and allow employees to share in the growth potential of their employer. We believe this type of employee involvement is positive long-term for corporate performance. As such, if a corporation's management believes it prudent to establish or amend such plans, we concur.

Paragraph 5 - Management proposals for establishing or amending Executive
              Incentive Bonus Plans

        Continuing the logic in paragraph 3, U.S. Trust believes that executive incentive bonus plans are an integral part of management compensation structures. With proper planning, implementation and monitoring, such plans often provide long-term incentives for corporate executives to create shareholder value that can be sustained and grow through time. Provided that current management of the corporation is not a part of the compensation committee, and that such long-term compensation awards are not unduly great, we believe management proposals for establishing and amending executive incentive bonus plans are worthwhile.

Paragraph 6 - Management proposals to require annual election of all directors

        U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. Historically, we have not been opposed to classified boards of directors, in which groups of directors are elected for terms of several years. However, some corporations may seek to provide independent thinking to the board more regularly than classified boards provide. Various studies have been conducted on the benefits of board independence, and most have found at least preliminary evidence that board independence is desirable. If management of the corporation does not seek to classify the board in any way, but rather would prefer to elect all directors annually, U.S. Trust supports the position of management.

Paragraph 7 - Management proposals for re-incorporation under the laws of a different state

        A change of the legal jurisdiction under which the corporation is governed is usually done to reduce taxes or to provide more favorable conditions and greater flexibility of corporate operations. Reduction of expenses or less restrictive governance conditions are generally in stockholders interest for corporations in the long -term. As such, we view these types of requests by management favorably. However, the individual circumstances surrounding the reincorporation are a key consideration in voting for the proposal.

Paragraph 8 - Amendments to the Charter or By-Laws to provide limits to liability of directors, in their role as directors; contractual agreements concerning directors' liability.

        In the long-term, it is in the shareholders' financial interest to have qualified, effective and experienced persons serve as directors. To obtain the services of such persons as "outside" directors, we believe it is necessary to offer competitive compensation and protection from exposure to unreasonable personal liability potentially arising from serving as a director. In 1986, the State of Delaware enacted legislation to limit the liability exposure of directors of Delaware corporations in response to growing problems of litigation and corporate governance. Historically, we have treated corporate actions to comply with changes in local or Federal law and regulations as routine. As such, we believe the treatment of granting liability and indemnification provisions to go hand-in-hand with electing directors and determining their compensation, and thus view it as routine and vote with management on such proposals.

Paragraph 9 - Management proposals for the approval of asset sales, reorganizations & restructurings

        Corporations generally cite a variety of reasons for reorganizing, restructuring and asset sales. In the end, these transactions generally happen for two reasons: 1) the asset causes diseconomies of scale and impacting the economic value of the corporation, and 2) the company believes it can sell the asset for a financial gain to a buyer who can make better use of it. We further believe that management best understands the corporations' assets and their marketable economic value and generally seeks the appropriate courses to pursue when assets are creating diseconomies. Thus, our voting policy reflects that of management's judgment. However, when a sale, reorganization or restructuring is combined with a proxy contest, such situations should be treated as non-routine.

Paragraph 10 - Shareholder Proposals to establish a nominating committee of the board of directors.

        A separate nominating committee, composed entirely or in the majority of outside directors, is often proposed by certain shareholders as a protection against the perpetuation of a management group through control over the selection of replacement or successor directors. There is no reason to believe that such a committee would perform the nominating function better than one composed of the board in its entirety. It is more likely that a controversial candidate or disagreement among the directors as a group would be avoided or resolved without a nominating committee.

Paragraph 11 - Management proposals to require directors to own 1,000, 2,000 or some similarly large number of shares.

        Traditionally director compensation has been composed of annual cash retainers, meeting fees, and committee fees. Starting in the late 1980's additional forms of compensation were added as generally acceptable forms of compensation. One of these forms of compensation includes stock ownership, either through outright purchase or stock option grants. Like employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director's cash compensation) or through option grant, if the management of a corporation subscribes to the above premise and proposes to require directors to own shares in the corporation they represent, and the share amounts are not unreasonable relative to their compensation, then our voting policy is to vote with management.

Paragraph 12 - Shareholder proposals to prohibit re-election of outside directors after an arbitrary period of time or upon retirement from their primary employment

        The usual reason cited for such proposals is to have "fresh faces" on the board of directors. We feel that arbitrarily discarding knowledgeable, experienced directors after an arbitrary time limit, or upon retirement from their primary employment is foolish and opposite shareholder interests. We believe management and the board of directors best understands the board's composition, strengths and weaknesses and know best when to make changes to its composition.

Paragraph 13 - Shareholder proposals to prohibit one person from holding the offices of Chairman and CEO simultaneously.

        At U.S. Trust we believe that a corporations management and board are best at determining whether or not its Chairman and chief executive officer should be split into two positions. Generally, competent and capable CEO's can handle both the

CEO and Chairman positions simultaneously. Additionally some smaller capitalization corporations as well as reorganized companies may have a limited roster of executive officers. On the other hand some believe that having the same person hold the positions simultaneously calls into question whether the board can adequately oversee and evaluate the performance of its senior officers. In the end, we believe that a company's board of directors and management are the best in making such a determination, knowing the stresses, responsibilities and constraints on the individuals in these positions.

Paragraph 14 - Shareholder proposals to report on fees paid to the independent auditors

        The annual audit of a company's accounts and statements is a complex process. The cost of the audit is determined mainly by the specific characteristics of each company, which may not be comparable even for companies within the same industry. Thus the comparison of one auditor's fees with those of another auditor for a different company is not meaningful.

Paragraph 15 - Shareholder proposals on the reporting of government service of employees

        The preparation of a report which would disclose any previous government service of employees would entail additional incremental cost to the corporation and would interfere with the day to day responsibilities of the employees of the organization.

Paragraph 16 - Shareholder proposals to report on employment and recruiting practices in relation to the gender or any other characteristics of employees in various job classifications.

        The vast majority of companies make concerted efforts to comply with federal and state laws that prohibit employment discrimination. The frequent preparation of detailed reports on such subjects would be costly and would not provide useful information to the shareholders or the public.

Paragraph 17 - Shareholder proposals to prohibit dealings with certain countries

        U.S. companies universally attempt to comply carefully with laws and regulations governing foreign trade for the simple business reason that to do otherwise incurs major problems and expenses. At the same time, establishing a policy prohibiting business dealings with any country is a foreign policy issue and is a function reserved to the U.S. government.

Paragraph 18 - Shareholder proposals to proclaim political non-partisanship, prohibit political contributions and various practices, to report on past government affiliations of employees or retained outside contractors, and to report upon "lobbying" activities.

        With few exceptions, companies comply with Federal and state laws and regulations regarding political and lobbying activities and prohibiting contributions or corporate funds. Companies also generally avoid prescribing or monitoring contributions as individuals, which could be an illegal invasion of their rights as citizens. Companies also avoid incurring potential conflicts of interest from previous affiliations of employees or affiliations of principals in outside contractors such as law firms, consultants and investment bankers. It is expensive and bad business practice to do otherwise. Reporting on affiliations of large number of employees would provide little use to shareholders and would be associated with unnecessary expense.

Paragraph 19 - Shareholder proposals for special reports on aspects of the business, markets, prices and product policies

        Most product policy, market position, pricing and similar statistical data relating to the past performance or future direction of a company's operations fall into one of two categories: 1) proprietary information - of which publication is not in the shareholder's best interests and 2) analytical and operating data - for which publication is in the shareholder best interests. We believe management is the best judge of determining and releasing type two data and for withholding type one data.

Paragraph 20 - Management proposals to create a governance committee

        It is in the best interest of corporations to ensure that they are meeting appropriate standards of good corporate governance. To that end, a committee of the board should be established to oversee relevant aspects of corporate governance and to maintain the checks and balances necessary to successfully navigate the hazards of today's business environment. At U.S. Trust, we support the efforts of a company to improve its governance structure and believe that the board and management are best suited to determine whether or not to establish a separate governance committee or to elect to handle those issues through an existing committee of the board.

Paragraph 21 - Shareholder proposals to limit the number of other public company boards on which the CEO serves

        The usual reason cited in proposals to limit the number of public company boards on which the CEO can serve is that the CEO may find his or her limited time taken from the primary responsibilities of running the company. However, we believe that service on multiple boards may enhance the CEO's performance by broadening his or her experience and facilitating the development of a strong peer network. At U.S. Trust we feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO and, therefore, our voting policy is to vote with management.

Paragraph 22 - Shareholder proposals to limit consulting fees to an amount less than audit fees

        Today's corporations face a complex, challenging and rapidly evolving business environment. In the pursuit of superior shareholder returns, company management will often enlist the advice and assistance of consulting firms. Depending on the circumstances, the best source of consulting advice may be provided by a firm related to that which audits the company's accounts and financial statements. The costs associated with annual audits or consulting engagements are determined by a wide array of changing facts and circumstances. We believe that the proposed limitation could interfere with the successful management of the organization and is therefore not in the best interests of the company's shareholders.

Paragraph 23 - Shareholder proposals to require the expensing of stock options

        Current accounting standards permit, but do not require, the expensing of stock options. At this time, a standard methodology for the expensing of stock options does not exist. We believe that until this issue is thoroughly resolved and the relevant regulatory agencies reach agreement, management is in the best position to determine whether or not a company's stock options should be expensed. At U.S. Trust, our voting policy is to vote with management on this issue.

Paragraph 24 - Shareholder proposals to require that a majority of the board be independent

        U.S. Trust believes that the freedom from both actual conflicts of interest and the appearance of such conflicts are important elements of the effectiveness of the board of directors. While we feel that the vast majority of affiliated and inside directors execute their duties with the utmost degree of objectivity, they may be viewed by some as being less able to effectively analyze company strategy and performance. As such, we are not opposed to proposals requiring that the majority of the board be composed of independent.